UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
October 31, 2009

American Century Investments

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Ultra

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Management	33
Approval of Management Agreement	36
Additional Information	41
Index Definitions	42

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance

Ultra

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	14.35%	-1.26%	-2.61%	10.69%	11/2/81
Russell 1000 Growth Index(1)	17.51%	1.27%	-3.39%	9.65%(2)	—
S&P 500 Index(1)	9.80%	0.33%	-0.95%	10.92%(2)	—
Institutional Class	14.58%	-1.06%	-2.42%	3.01%	11/14/96
A Class(3)					10/2/96
No sales charge*	14.14%	-1.49%	-2.84%	2.86%
With sales charge*	7.58%	-2.66%	-3.42%	2.39%
B Class					9/28/07
No sales charge*	13.23%	—	—	-13.69%
With sales charge*	9.23%	—	—	-15.39%
C Class	13.20%	-2.24%	—	-0.97%	10/29/01
R Class	13.84%	-1.74%	—	-0.08%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	9.81%	-31.44%	-12.99%	19.50%	4.46%	6.81%	-1.51%	25.89%	-38.02%	14.35%
Russell 1000
Growth Index	9.33%	-39.95%	-19.62%	21.81%	3.38%	8.81%	10.84%	19.23%	-36.95%	17.51%
S&P 500 Index	6.09%	-24.90%	-15.11%	20.80%	9.42%	8.72%	16.34%	14.56%	-36.10%	9.80%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.99%	0.79%		1.24%		1.99%		1.99%		1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Ultra

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Ultra returned 14.35%* for the fiscal year ended October 31, 2009, trailing the 17.51% return of the fund’s benchmark, the Russell 1000 Growth Index, but outpacing the 9.80% return of the broad S&P 500 Index.

The 12-month period was one of the most volatile in the history of the U.S. stock market, featuring a plunge of approximately 30%, followed by a sharp rally of more than 55%. The volatility reflected an extraordinary swing in market sentiment resulting from a sudden change in perception about the direction of the U.S. economy. The initial market decline was driven by rampant pessimism in the face of a recession, a financial sector on the verge of collapse, and a deep freeze in the credit markets. But when signs of economic stabilization began to appear, along with improving financial and credit conditions, confidence and optimism returned to the equity market, producing a dramatic rebound in stock prices.

Given that backdrop, Ultra posted a double-digit gain for the 12-month period and outperformed the broad stock market indices. However, the fund underperformed its growth-oriented benchmark index as price momentum and accelerating growth—key factors in Ultra’s investment process—were out of favor for much of the period, creating significant performance headwinds. In addition, the rally during the last seven months of the period was led by lower-quality stocks, whereas we emphasize higher-quality companies in the Ultra portfolio.

Despite these challenges, we remained committed to our long-term investment philosophy, and the positive impact of our stock selection process helped mitigate the overall underperformance versus the benchmark.

Health Care Lagged

The fund’s health care holdings had the biggest negative impact on performance versus the Russell 1000 Growth Index. Stock selection among biotechnology firms and an underweight position in pharmaceutical companies contributed the lion’s share of the underperformance in this sector.

The portfolio’s biggest individual detractor was biotech company Genzyme, which makes “orphan” medications that treat rare genetic diseases. The company has a strong product lineup and favorable market position, but the stock was hurt by poor execution—Genzyme faced FDA approval delays on one of its new products and was forced to temporarily shutter a production facility because of viral contamination. These issues weighed on the company’s earnings and cast doubts on its quality-control practices.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Ultra

Other notable detractors in the health care sector included cancer treatment developer Celgene, which reported disappointing sales of its core drug Revlimid in early 2009, and health services provider UnitedHealth Group, whose stock has been negatively impacted by uncertainty related to health care reform.

Materials and Consumer Staples Detracted

The portfolio’s materials and consumer staples holdings also underper-formed their counterparts in the benchmark index. Virtually all of the underperformance in the materials sector resulted from stock selection and an overweight position in chemicals companies. The most significant detractor was agricultural products maker Monsanto, which slumped as increased price competition from a generic version of its Roundup herbicide in China weighed on earnings. Beyond this short-term issue, however, we believe Monsanto’s patent seed business will drive robust long-term growth for the company in a global environment of diminishing resources and arable land.

In the consumer staples sector, a heavy weighting in discount retailer Wal-Mart—the fund’s largest holding on average during the 12-month period—detracted the most. Wal-Mart held up well during the market decline in late 2008 and early 2009 but has underperformed during the recent rally as investors flocked to more cyclical stocks.

Technology and Consumer Discretionary Outperformed

On the positive side, the fund’s information technology and consumer discretionary holdings were the best absolute performers and also added value versus the Russell 1000 Growth Index. The outperformance in the technology sector was driven largely by strong results among Internet companies. Online search and advertising firm Baidu—one of the best-positioned Chinese companies—posted healthy revenue growth and gained market share in China, where e-commerce penetration is relatively low. Chinese Internet portal Tencent Holdings also fared well, benefiting from strength in online gaming. These two stocks were among several foreign holdings that contributed meaningfully to both absolute and relative performance.

Internet retailer Amazon.com was the big winner in the consumer discretionary sector and the portfolio’s top contributor. Amazon delivered consistently strong revenue growth and reinforced its competitive position by adding more products and categories. Other top performers included department store chain Kohl’s, which benefited from rising sales of private-label brands, and comic book publisher Marvel Entertainment, which was acquired by Disney.

A Look Ahead

The U.S. economy appears to be on the road to recovery as we move into 2010, but the pace of this recovery remains uncertain. Our emphasis will remain on executing our disciplined investment process, which seeks high-quality stocks exhibiting price momentum, accelerating growth, positive relative strength, and attractive valuations.

8

Ultra

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Google, Inc., Class A	4.1%	3.2%
Apple, Inc.	3.9%	3.0%
Microsoft Corp.	2.8%	2.8%
Wal-Mart Stores, Inc.	2.8%	3.0%
Cisco Systems, Inc.	2.7%	2.8%
Hewlett-Packard Co.	2.6%	2.3%
Express Scripts, Inc.	2.5%	2.3%
Amazon.com, Inc.	2.5%	1.0%
Coca-Cola Co. (The)	2.5%	1.7%
QUALCOMM, Inc.	2.2%	2.4%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	7.8%	6.3%
Software	7.5%	7.0%
Internet Software & Services	5.6%	4.3%
Communications Equipment	4.9%	5.2%
Food & Staples Retailing	4.2%	4.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	91.9%	94.2%
Foreign Common Stocks(1)	7.7%	5.4%
Total Common Stocks	99.6%	99.6%
Temporary Cash Investments	0.4%	0.8%
Other Assets and Liabilities	—(2)	(0.4)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,183.30	$5.50	1.00%
Institutional Class	$1,000	$1,184.70	$4.41	0.80%
A Class	$1,000	$1,182.10	$6.88	1.25%
B Class	$1,000	$1,177.20	$10.98	2.00%
C Class	$1,000	$1,177.20	$10.98	2.00%
R Class	$1,000	$1,180.60	$8.24	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Ultra

OCTOBER 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.6%			ELECTRICAL EQUIPMENT — 3.7%
			ABB Ltd.(1)	1,285,000	$ 23,938,378
AEROSPACE & DEFENSE — 1.7%
General Dynamics Corp.	1,530,000	$ 95,931,000	ABB Ltd. ADR(1)	2,130,000	39,468,900
BEVERAGES — 2.9%			Cooper Industries plc,
			Class A	1,461,000	56,526,090
Coca-Cola Co. (The)	2,577,000	137,379,870
			Emerson Electric Co.	2,353,000	88,825,750
PepsiCo, Inc.	437,000	26,460,350
					208,759,118
		163,840,220
			ENERGY EQUIPMENT & SERVICES — 1.8%
BIOTECHNOLOGY — 4.1%
			Oceaneering
Alexion			International, Inc.(1)	297,000	15,176,700
Pharmaceuticals, Inc.(1)	795,000	35,305,950
			Schlumberger Ltd.	1,342,000	83,472,400
Celgene Corp.(1)	1,270,000	64,833,500
					98,649,100
Genzyme Corp.(1)	390,000	19,734,000
			FOOD & STAPLES RETAILING — 4.2%
Gilead Sciences, Inc.(1)	2,565,000	109,140,750
			Costco Wholesale Corp.	1,347,000	76,576,950
		229,014,200	Wal-Mart Stores, Inc.	3,154,000	156,690,720
CAPITAL MARKETS — 3.4%					233,267,670
BlackRock, Inc.	223,000	48,277,270	FOOD PRODUCTS — 2.4%
Charles Schwab Corp. (The)	4,051,000	70,244,340	General Mills, Inc.	1,094,000	72,116,480
Goldman Sachs			Nestle SA	1,353,000	62,894,221
Group, Inc. (The)	410,000	69,769,700
		188,291,310			135,010,701
CHEMICALS — 3.1%			HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
Monsanto Co.	1,338,000	89,886,840	Baxter International, Inc.	1,356,000	73,305,360
			Gen-Probe, Inc.(1)	443,000	18,481,960
Mosaic Co. (The)	1,062,000	49,627,260
			Intuitive Surgical, Inc.(1)	98,000	24,142,300
Nalco Holding Co.	1,489,000	31,492,350
		171,006,450	NuVasive, Inc.(1)	501,000	18,181,290
COMMUNICATIONS EQUIPMENT — 4.9%			Varian Medical
			Systems, Inc.(1)	780,000	31,964,400
Cisco Systems, Inc.(1)	6,656,000	152,089,600
					166,075,310
QUALCOMM, Inc.	2,899,000	120,047,590	HEALTH CARE PROVIDERS & SERVICES — 4.1%
		272,137,190	Express Scripts, Inc.(1)	1,759,000	140,579,280
COMPUTERS & PERIPHERALS — 7.8%
			Medco Health
Apple, Inc.(1)	1,167,000	219,979,500	Solutions, Inc.(1)	206,000	11,560,720
EMC Corp.(1)	4,315,000	71,068,050	UnitedHealth Group, Inc.	2,902,000	75,306,900
Hewlett-Packard Co.	3,105,000	147,363,300			227,446,900
		438,410,850	HOTELS, RESTAURANTS & LEISURE — 2.6%
CONSTRUCTION & ENGINEERING — 0.2%			Intercontinental Hotels
Fluor Corp.	306,000	13,592,520	Group plc	1,749,462	22,403,307
CONSUMER FINANCE — 0.6%			McDonald’s Corp.	1,696,000	99,402,560
American Express Co.	1,025,000	35,711,000	Yum! Brands, Inc.	641,000	21,120,950
DIVERSIFIED FINANCIAL SERVICES — 2.6%					142,926,817
CME Group, Inc.	269,000	81,402,090	HOUSEHOLD PRODUCTS — 1.8%
JPMorgan Chase & Co.	1,561,000	65,202,970	Colgate-Palmolive Co.	1,263,000	99,309,690
		146,605,060	INSURANCE — 1.4%
			MetLife, Inc.	2,256,000	76,771,680

12

Ultra

	Shares	Value		Shares	Value
INTERNET & CATALOG RETAIL — 2.5%			ASML Holding NV	1,748,000	$ 47,059,443
Amazon.com, Inc.(1)	1,175,000	$ 139,601,750	Linear Technology Corp.	1,722,000	44,565,360
INTERNET SOFTWARE & SERVICES — 5.6%			Microchip Technology, Inc.	1,695,000	40,612,200
Baidu, Inc. ADR(1)	124,000	46,862,080			231,325,483
Google, Inc., Class A(1)	428,000	229,459,360	SOFTWARE — 7.5%
Tencent Holdings Ltd.	2,090,000	36,475,104	Adobe Systems, Inc.(1)	3,216,000	105,935,040
		312,796,544	Electronic Arts, Inc.(1)	1,977,000	36,060,480
IT SERVICES — 3.5%			Microsoft Corp.	5,663,000	157,034,990
International Business			Oracle Corp.	4,194,000	88,493,400
Machines Corp.	186,000	22,433,460	VMware, Inc., Class A(1)	854,000	32,819,220
MasterCard, Inc., Class A	471,000	103,158,420			420,343,130
Visa, Inc., Class A	941,000	71,290,160	SPECIALTY RETAIL — 3.2%
		196,882,040	Lowe’s Cos., Inc.	3,214,000	62,897,980
LEISURE EQUIPMENT & PRODUCTS — 0.7%			Staples, Inc.	2,541,000	55,139,700
Hasbro, Inc.	1,436,000	39,159,720	TJX Cos., Inc. (The)	1,633,000	60,992,550
LIFE SCIENCES TOOLS & SERVICES — 0.3%					179,030,230
Thermo Fisher			TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Scientific, Inc.(1)	342,609	15,417,405
			NIKE, Inc., Class B	1,010,000	62,801,800
MACHINERY — 2.7%			TOBACCO — 2.1%
Cummins, Inc.	769,000	33,113,140	Philip Morris
Joy Global, Inc.	1,000,000	50,410,000	International, Inc.	2,503,000	118,542,080
Parker-Hannifin Corp.	1,259,000	66,676,640	TRADING COMPANIES & DISTRIBUTORS — 0.4%
		150,199,780	W.W. Grainger, Inc.	225,000	21,089,250
METALS & MINING — 1.8%			TOTAL COMMON STOCKS
BHP Billiton Ltd. ADR	1,039,000	68,137,620	(Cost $4,591,536,135)		5,567,606,198
Nucor Corp.	831,000	33,115,350	Temporary Cash Investments — 0.4%
		101,252,970	JPMorgan U.S. Treasury
MULTILINE RETAIL — 1.3%			Plus Money Market Fund
Kohl’s Corp.(1)	1,258,000	71,982,760	Agency Shares	70,843	70,843
OIL, GAS & CONSUMABLE FUELS — 2.7%			Repurchase Agreement, Deutsche Bank
EOG Resources, Inc.	703,000	57,406,980	Securities, Inc., (collateralized by various
			U.S. Treasury obligations, 1.25%, 5/12/12,
Occidental Petroleum Corp.	800,000	60,704,000	valued at $21,222,692), in a joint trading
Southwestern Energy Co.(1)	813,000	35,430,540	account at 0.04%, dated 10/30/09, due
		153,541,520	11/2/09 (Delivery value $20,800,069)		20,800,000
PHARMACEUTICALS — 3.8%			TOTAL TEMPORARY
			CASH INVESTMENTS
Abbott Laboratories	2,183,000	110,394,310	(Cost $20,870,843)		20,870,843
Bristol-Myers Squibb Co.	724,000	15,783,200	TOTAL INVESTMENT
Teva Pharmaceutical			SECURITIES — 100.0%
Industries Ltd. ADR	1,678,000	84,705,440	(Cost $4,612,406,978)		5,588,477,041
		210,882,950	OTHER ASSETS
SEMICONDUCTORS &			AND LIABILITIES(2)		2,017,998
SEMICONDUCTOR EQUIPMENT — 4.1%			TOTAL NET ASSETS — 100.0%		$5,590,495,039
Altera Corp.	2,612,000	51,691,480
Applied Materials, Inc.	3,885,000	47,397,000

13

Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
44,054,135	CHF for USD	11/30/09	$42,949,475	$169,500
16,107,820	EUR for USD	11/30/09	23,703,624	116,442
6,971,606	GBP for USD	11/30/09	11,440,266	(17,152)
			$78,093,365	$268,790
(Value on Settlement Date $78,362,155)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CHF = Swiss Franc
EUR = Euro
GBP = British Pound
USD = United States Dollar
(1)	Non-income producing.
(2)	Category is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $4,612,406,978)	$5,588,477,041
Cash	78,050
Foreign currency holdings, at value (cost of $652,936)	658,135
Receivable for investments sold	20,495,757
Receivable for capital shares sold	1,501,101
Receivable for forward foreign currency exchange contracts	285,942
Dividends and interest receivable	5,524,716
5,617,020,742

Liabilities
Payable for investments purchased	18,149,493
Payable for capital shares redeemed	3,499,211
Payable for forward foreign currency exchange contracts	17,152
Accrued management fees	4,840,648
Service fees (and distribution fees — A Class and R Class) payable	18,565
Distribution fees payable	634
26,525,703

Net Assets	$5,590,495,039

See Notes to Financial Statements.

15

OCTOBER 31, 2009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 5,620,528,613
Undistributed net investment income	27,142,625
Accumulated net realized loss on investment and foreign currency transactions	(1,033,541,646)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	976,365,447
$ 5,590,495,039

Investor Class, $0.01 Par Value
Net assets	$5,435,051,104
Shares outstanding	304,932,851
Net asset value per share	$17.82

Institutional Class, $0.01 Par Value
Net assets	$73,932,659
Shares outstanding	4,057,385
Net asset value per share	$18.22

A Class, $0.01 Par Value
Net assets	$77,484,381
Shares outstanding	4,472,236
Net asset value per share	$17.33
Maximum offering price (net asset value divided by 0.9425)	$18.39

B Class, $0.01 Par Value
Net assets	$87,110
Shares outstanding	4,965
Net asset value per share	$17.54

C Class, $0.01 Par Value
Net assets	$883,795
Shares outstanding	54,502
Net asset value per share	$16.22

R Class, $0.01 Par Value
Net assets	$3,055,990
Shares outstanding	177,054
Net asset value per share	$17.26

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $241,388)	$ 85,368,409
Interest	46,391
85,414,800

Expenses:
Management fees	50,306,192
Distribution fees:
B Class	425
C Class	5,959
Service fees:
B Class	142
C Class	1,986
Distribution and service fees:
A Class	182,901
R Class	15,625
Directors’ fees and expenses	201,297
Other expenses	7,447
50,721,974

Net investment income (loss)	34,692,826

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(658,029,675)
Foreign currency transactions	(6,934,078)
(664,963,753)

Change in net unrealized appreciation (depreciation) on:
Investments	1,318,769,128
Translation of assets and liabilities in foreign currencies	(101,392)
1,318,667,736

Net realized and unrealized gain (loss)	653,703,983

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 688,396,809

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 34,692,826	$ 29,064,990
Net realized gain (loss)	(664,963,753)	(368,571,720)
Change in net unrealized appreciation (depreciation)	1,318,667,736	(3,217,056,037)
Net increase (decrease) in net assets resulting from operations	688,396,809	(3,556,562,767)

Distributions to Shareholders
From net investment income:
Investor Class	(25,630,818)	—
Institutional Class	(491,887)	—
A Class	(226,924)	—
R Class	(1,496)	—
From net realized gains:
Investor Class	—	(2,312,270,157)
Institutional Class	—	(65,091,994)
A Class	—	(50,919,711)
B Class	—	(11,669)
C Class	—	(533,319)
R Class	—	(1,501,522)
Decrease in net assets from distributions	(26,351,125)	(2,430,328,372)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(513,655,552)	794,859,566

Net increase (decrease) in net assets	148,390,132	(5,192,031,573)

Net Assets
Beginning of period	5,442,104,907	10,634,136,480
End of period	$5,590,495,039	$ 5,442,104,907

Undistributed net investment income	$27,142,625	$25,735,002

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities of large companies, but may invest in companies of any size. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, the B Class, and the C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

19

For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

20

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2009 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class, and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, were $2,680,376,654 and $3,078,532,540, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	10,713,688	$ 162,466,559	15,047,819	$ 349,727,360
Issued in reinvestment of distributions	1,792,590	24,916,998	91,021,431	2,229,114,850
Redeemed	(44,276,980)	(673,015,336)	(70,022,806)	(1,625,259,696)
	(31,770,702)	(485,631,779)	36,046,444	953,582,514
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	616,942	9,517,688	1,768,195	41,370,627
Issued in reinvestment of distributions	33,797	479,581	2,567,071	64,151,093
Redeemed	(1,359,616)	(20,634,403)	(9,133,416)	(232,001,615)
	(708,877)	(10,637,134)	(4,798,150)	(126,479,895)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	761,220	11,227,185	1,495,972	34,046,242
Issued in reinvestment of distributions	16,176	219,026	2,076,111	49,536,018
Redeemed	(1,933,030)	(28,089,270)	(5,107,987)	(116,870,252)
	(1,155,634)	(16,643,059)	(1,535,904)	(33,287,992)
B Class/Shares Authorized	50,000,000		50,000,000
Sold	2,779	44,188	1,429	39,247
Issued in reinvestment of distributions	—	—	478	11,669
Redeemed	(429)	(7,449)	(82)	(1,808)
	2,350	36,739	1,825	49,108
C Class/Shares Authorized	50,000,000		50,000,000
Sold	11,640	167,046	18,798	403,824
Issued in reinvestment of distributions	—	—	22,734	513,343
Redeemed	(19,376)	(267,383)	(46,798)	(965,829)
	(7,736)	(100,337)	(5,266)	(48,662)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	73,819	1,103,287	104,389	2,462,123
Issued in reinvestment of distributions	95	1,278	56,879	1,354,849
Redeemed	(112,765)	(1,784,547)	(127,380)	(2,772,479)
	(38,851)	(679,982)	33,888	1,044,493
Net increase (decrease)	(33,679,450)	$(513,655,552)	29,742,837	$ 794,859,566

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions.)

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,135,661,705	—	—
Foreign Common Stocks	239,174,040	$192,770,453	—
Temporary Cash Investments	70,843	20,800,000	—
Total Value of Investment Securities	$5,374,906,588	$213,570,453	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign
Currency Exchange Contracts	—	$268,790	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, the fund participated in forward foreign currency exchange contracts.

23

The value of foreign currency risk derivatives as of October 31, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $285,942 in receivable for forward foreign currency exchange contracts and a liability of $17,152 in payable for forward foreign currency exchange contracts. For the year ended October 31, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(6,906,793) in net realized gain (loss) on foreign currency transactions and $(301,472) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

9. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$26,351,125	—
Long-term capital gains	—	$2,430,328,372

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,698,205,177
Gross tax appreciation of investments	$1,055,224,421
Gross tax depreciation of investments	(164,952,557)
Net tax appreciation (depreciation) of investments	$ 890,271,864
Net tax appreciation (depreciation) of derivatives and translation of assets
and liabilities in foreign currencies	$ 26,594
Net tax appreciation (depreciation)	$890,298,458
Undistributed ordinary income	$27,411,415
Accumulated capital losses	$(947,743,447)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(201,210,564) and $(746,532,883) expire in 2016 and 2017, respectively.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, the fund hereby designates $26,351,125, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

25

Financial Highlights

Ultra

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$15.67	$33.48	$28.55	$29.02	$27.17
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.08	(0.01)	(0.06)	0.02
Net Realized and Unrealized Gain (Loss)	2.12	(9.95)	6.95	(0.37)	1.83
Total From Investment Operations	2.23	(9.87)	6.94	(0.43)	1.85
Distributions
From Net Investment Income	(0.08)	—	—	(0.04)	—
From Net Realized Gains	—	(7.94)	(2.01)	—	—
Total Distributions	(0.08)	(7.94)	(2.01)	(0.04)	—
Net Asset Value, End of Period	$17.82	$15.67	$33.48	$28.55	$29.02

Total Return(2)	14.35%	(38.02)%	25.89%	(1.51)%	6.81%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.69%	0.36%	(0.04)%	(0.15)%	0.09%
Portfolio Turnover Rate	53%	152%	93%	62%	33%
Net Assets, End of Period (in millions)	$5,435	$5,276	$10,066	$13,482	$18,904
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

26

Ultra

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$16.02	$33.98	$28.90	$29.38	$27.44
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.15	0.05	—(2)	0.07
Net Realized and Unrealized Gain (Loss)	2.17	(10.17)	7.04	(0.38)	1.87
Total From Investment Operations	2.31	(10.02)	7.09	(0.38)	1.94
Distributions
From Net Investment Income	(0.11)	—	—	(0.10)	—
From Net Realized Gains	—	(7.94)	(2.01)	—	—
Total Distributions	(0.11)	(7.94)	(2.01)	(0.10)	—
Net Asset Value, End of Period	$18.22	$16.02	$33.98	$28.90	$29.38

Total Return(3)	14.58%	(37.89)%	26.14%	(1.33)%	7.07%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.89%	0.56%	0.16%	0.05%	0.29%
Portfolio Turnover Rate	53%	152%	93%	62%	33%
Net Assets, End of Period (in thousands)	$73,933	$76,339	$325,035	$1,073,767	$1,460,343
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

27

Ultra

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$15.23	$32.83	$28.11	$28.61	$26.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.03	(0.08)	(0.13)	(0.05)
Net Realized and Unrealized Gain (Loss)	2.07	(9.69)	6.81	(0.37)	1.81
Total From Investment Operations	2.14	(9.66)	6.73	(0.50)	1.76
Distributions
From Net Investment Income	(0.04)	—	—	—	—
From Net Realized Gains	—	(7.94)	(2.01)	—	—
Total Distributions	(0.04)	(7.94)	(2.01)	—	—
Net Asset Value, End of Period	$17.33	$15.23	$32.83	$28.11	$28.61

Total Return(3)	14.14%	(38.19)%	25.56%	(1.75)%	6.55%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.44%	0.11%	(0.29)%	(0.40)%	(0.16)%
Portfolio Turnover Rate	53%	152%	93%	62%	33%
Net Assets, End of Period (in thousands)	$77,484	$85,723	$235,217	$405,173	$639,792
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

28

Ultra

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.49	$33.45	$31.63
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	2.11	(9.86)	1.86
Total From Investment Operations	2.05	(10.02)	1.82
Distributions
From Net Realized Gains	—	(7.94)	—
Net Asset Value, End of Period	$17.54	$15.49	$33.45

Total Return(3)	13.23%	(38.64)%	5.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	1.99%	1.99%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.64)%	(1.53)%(4)
Portfolio Turnover Rate	53%	152%	93%(5)
Net Assets, End of Period (in thousands)	$87	$41	$26
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

29

Ultra

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$14.32	$31.54	$27.26	$27.96	$26.44
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.04)	(0.13)	(0.29)	(0.34)	(0.26)
Net Realized and Unrealized Gain (Loss)	1.94	(9.15)	6.58	(0.36)	1.78
Total From Investment Operations	1.90	(9.28)	6.29	(0.70)	1.52
Distributions
From Net Realized Gains	—	(7.94)	(2.01)	—	—
Net Asset Value, End of Period	$16.22	$14.32	$31.54	$27.26	$27.96

Total Return(2)	13.20%	(38.63)%	24.64%	(2.50)%	5.75%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.31)%	(0.64)%	(1.04)%	(1.15)%	(0.91)%
Portfolio Turnover Rate	53%	152%	93%	62%	33%
Net Assets, End of Period (in thousands)	$884	$891	$2,129	$3,342	$5,601
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

30

Ultra

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$15.17	$32.80	$28.15	$28.72	$27.01
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	(0.03)	(0.15)	(0.21)	(0.12)
Net Realized and Unrealized Gain (Loss)	2.07	(9.66)	6.81	(0.36)	1.83
Total From Investment Operations	2.10	(9.69)	6.66	(0.57)	1.71
Distributions
From Net Investment Income	(0.01)	—	—	—	—
From Net Realized Gains	—	(7.94)	(2.01)	—	—
Total Distributions	(0.01)	(7.94)	(2.01)	—	—
Net Asset Value, End of Period	$17.26	$15.17	$32.80	$28.15	$28.72

Total Return(2)	13.84%	(38.35)%	25.26%	(1.98)%	6.33%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.49%	1.49%	1.49%	1.44%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.19%	(0.14)%	(0.54)%	(0.65)%	(0.36)%(3)
Portfolio Turnover Rate	53%	152%	93%	62%	33%
Net Assets, End of Period (in thousands)	$3,056	$3,276	$5,971	$8,922	$8,367
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	During the year ended October 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.49% and (0.41)%, respectively.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over finan cial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirma tion of securities owned as of October 31, 2009, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

32

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

33

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

34

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Ultra (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

36

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services - Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing

37

their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

38

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the

39

Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67034N

Annual Report
October 31, 2009

American Century Investments

Growth Fund

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Vista

Performance	10
Portfolio Commentary	12
Top Ten Holdings	14
Top Five Industries	14
Types of Investments in Portfolio	14

Shareholder Fee Examples	15

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	23
Statement of Operations	25
Statement of Changes in Net Assets	26
Notes to Financial Statements	27
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	45

Other Information

Management	46
Approval of Management Agreements	49
Additional Information	54
Index Definitions	55

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang — Chief Investment Officer, American Century Investments (far left) and Greg Woodhams — Chief Investment Officer, U.S. Growth Equity - Large Cap

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance

Growth

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	15.25%	2.17%	-1.68%	13.27%	6/30/71(1)
Russell 1000 Growth Index(2)	17.51%	1.27%	-3.39%	N/A(3)	—
Institutional Class	15.45%	2.38%	-1.47%	3.41%	6/16/97
Advisor Class	14.99%	1.92%	-1.94%	3.38%	6/4/97
R Class	14.67%	1.66%	—	3.01%	8/29/03
(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	11.49%	-34.14%	-17.09%	16.62%	6.78%	7.47%	11.51%	21.86%	-33.86%	15.25%
Russell 1000
Growth Index	9.33%	-39.95%	-19.62%	21.81%	3.38%	8.81%	10.84%	19.23%	-36.95%	17.51%

Total Annual Fund Operating Expenses
Investor Class		Institutional Class			Advisor Class				R Class
1.00%			0.80%			1.25%			1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth gained 15.25%* in the 12 months ended October 31, 2009. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 17.51%. However, the portfolio continues to outperform its benchmark over longer time periods (see pages 5 and 6).

The portfolio enjoyed double-digit returns during a remarkable period that included the depths of the credit crisis and subsequent rebound by financial markets (see the Market Perspective on page 4). In terms of absolute returns, holdings in the information technology sector contributed most; no sector detracted from absolute performance. Relative to its benchmark, positioning in the energy sector hurt most, while consumer discretionary shares were the leading contributors for the 12 months.

Energy Shares Detracted Most

Energy shares were the leading detractors from relative performance, as it hurt to be underweight oil services stocks during the first half of the fiscal year. Oil services companies outperformed the exploration and production companies we favored during that time. The largest single detractor from relative results was Devon Energy, which was hurt by declining prices for natural gas. We eliminated the position. In addition, it hurt to be under-represented in shares of Exxon Mobil early in the fiscal year. In the energy equipment and services industry segment, the leading detractor was oil rig operator Transocean, which underperformed because of slack demand for its deep-ocean rigs.

Other Detractors

In information technology, positioning among IT services companies detracted most from performance. The leading detractor was Global Payments, whose earnings were hurt by difficult macroeconomic conditions and negative currency effects. Exposure to consumer credit firm Visa and game maker Activision Blizzard also detracted from relative results. In addition, it hurt to be underrepresented in shares of IBM, Cognizant Technology Solutions, and Adobe Systems.

Stock selection and an underweight position meant materials shares also detracted. Chemical firm Mosaic was the leading detractor in the sector. Positioning in the health care sector also hurt relative performance, led by holdings in the pharmaceutical and health care equipment industries. In general, performance in the sector reflected a trend evident across the market—the higher-beta, higher-volatility shares that underperformed in 2008 and early 2009 generally did best in the rally since March. Higher-quality, lower-beta securities—including many in the health care sector—did not participate fully in the rebound. The leading individual detractors in this space were pharmaceutical companies Schering-Plough—which was acquired at a premium and in which the portfolio was underrepresented—and Abbott Laboratories.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Growth

Key Contributors

The largest contribution to relative return by far came from stock choices among consumer discretionary shares. Specialty retailer J. Crew Group was the number-one contributor to relative results for the year, thanks to good sales trends and margin control. Mid-price retailer Kohl’s was another key contributor after demonstrating stronger same-store sales and margins in recent quarters. Auto component manufacturer BorgWarner also helped relative results. The Growth management team added to this position late in 2008 when the stock underperformed. That helped performance in 2009, as the shares benefited from a return of investor focus to the growing demand for more fuel-efficient, cleaner-burning engines. Among other notable contributors in the sector were CarMax, Advance Auto Parts, and O’Reilly Automotive.

The portfolio also benefited from a number of holdings in the industrial sector. Valmont Industries was the key contributor in this space, driven by strong demand for its products relating to cellular towers, power poles, and mechanized irrigation systems. Commercial truck manufacturer Navistar International was another source of strength, as these economically sensitive shares benefited from signs of economic stability in 2009.

Other stocks making significant contributions to relative return were multinational semiconductor firm Marvell Technology Group and chemicals and materials firm Celanese. Marvell benefited from better pricing for its computer chips. Celanese enjoyed cost advantages over its competitors and provided a more favorable outlook than expected.

Outlook

Despite the volatile investment climate of recent years, the portfolio managers continue to work to consistently execute their disciplined process. They recognize that each environment presents its own unique challenges; nevertheless, their emphasis on stock selection as the principal generator of alpha (excess return above a market benchmark) and focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2009, they found opportunity in the consumer discretionary, health care, and financials sectors, the portfolio’s largest overweight positions. The most notable sector underweights were in industrial and material shares.

8

Growth

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Microsoft Corp.	4.7%	3.7%
Google, Inc., Class A	3.8%	2.8%
Apple, Inc.	3.5%	2.7%
Abbott Laboratories	2.9%	2.1%
Coca-Cola Co. (The)	2.7%	2.5%
PepsiCo, Inc.	2.6%	1.6%
Cisco Systems, Inc.	2.6%	2.0%
Procter & Gamble Co. (The)	2.3%	1.3%
Express Scripts, Inc.	2.0%	1.4%
Hewlett-Packard Co.	1.9%	1.5%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	9.7%	5.9%
Software	7.5%	6.9%
Communications Equipment	6.0%	5.7%
Pharmaceuticals	5.3%	2.6%
Beverages	5.3%	4.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Common Stocks	97.9%	99.8%
Temporary Cash Investments	1.2%	0.1%
Other Assets and Liabilities	0.9%	0.1%

9

Performance

Vista

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-2.41%	0.46%	2.78%	8.39%	11/25/83
Russell Midcap Growth Index(1)	22.48%	2.22%	1.01%	N/A(2)	—
Institutional Class	-2.12%	0.67%	2.98%	3.32%	11/14/96
Advisor Class	-2.65%	0.20%	2.52%	2.29%	10/2/96
R Class	-2.86%	—	—	-3.48%	7/29/05
(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

Vista

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	66.16%	-37.48%	-12.90%	29.41%	9.77%	14.08%	9.07%	49.39%	-43.58%	-2.41%
Russell Midcap
Growth Index	38.67%	-42.78%	-17.61%	39.30%	8.77%	15.91%	14.51%	19.72%	-42.65%	22.48%

Total Annual Fund Operating Expenses
Investor Class		Institutional Class			Advisor Class				R Class
1.00%			0.80%			1.25%			1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

11

Portfolio Commentary

Vista

Portfolio Manager: Brad Eixmann

In September 2009, portfolio manager Glenn Fogle took a personal leave of absence from American Century Investments. Brad Eixmann continues as manager for Vista.

Performance Summary

Vista declined 2.41%* for the 12 months ended October 31, 2009, under–performing the 22.48% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing losses sustained early in the reporting period. Stocks that exhibit accelerating growth and improving price momentum, the two main factors that the Vista team looks for in portfolio holdings, suffered historic losses during this rally. On the other hand, lower-quality stocks that were the laggards in previous reporting periods led market strength.

Within the portfolio, security selection in the consumer discretionary and industrials sectors accounted for the majority of underperformance relative to the benchmark. Holdings in the information technology, financials, and health care sectors further detracted from relative returns.

Consumer Discretionary Detracted, but Some Holdings Contributed

Stock selection in the consumer discretionary sector detracted from absolute and relative performance. Within the sector, Vista held a number of detrimental positions within the specialty retail and discount retail industry groups. Discount chain Family Dollar Stores, Inc. had benefited from the weak economy causing consumers to trade down in their buying habits, and investors had viewed that stock and similar ones as safe havens during the downturn. As investors’ appetite for risk increased, however, these types of securities were abandoned in favor of more aggressive stocks despite generally positive continued fundamentals.

Also in the consumer discretionary sector, an overweight position in private education company ITT Educational Services added positively to both absolute and relative performance. The company benefited from expanding student enrollments as a result of corporate layoffs and fewer job opportunities. ITT was Vista’s largest contributor to relative returns for the reporting period.

Industrials, Information Technology Hindered, but Some Holdings Helped

The industrials sector was a key source of underperformance relative to Vista’s benchmark. An overweight allocation to the construction and engineering industry reflected a focus on AECOM Technology Corp. Although

*All fund returns referenced in this commentary are for Investor Class shares.

12

Vista

the company is a likely beneficiary of infrastructure buildout initiatives under the Obama administration, its stock price has been hindered by uncertainty about the timing and magnitude of demand for its services.

Holdings in the electrical equipment industry also trimmed returns. In this group, the portfolio held companies involved with alternative energy, including China-based Suntech Power, that have been some of the largest beneficiaries of increasing demand in the past. During the reporting period, though, these holdings collectively declined amid lower energy prices, slower demand, and falling product prices.

Elsewhere in the industrials sector, Vista benefited from solid stock selection in the machinery industry through its exposure to mining equipment company Bucyrus International. As the economies of China and other emerging markets have rebounded this year and commodity prices have risen, this company has seen an improvement in orders for machinery used to mine coal, copper, oil sands, and iron ore.

The information technology sector also weighed on relative performance, although Vista derived absolute gains from the sector. Within the sector, an overweight allocation and poor stock selection in the semiconductor group detracted meaningfully from relative returns.

Financials, Health Care Hurt

In the financials sector, overweight holding Fidelity National detracted significantly from absolute and relative returns. The title insurance company, which benefited from increased mortgage refinance activity as a result of lower mortgage rates, posted gains for the entire reporting period but declined while it was held in the portfolio.

The health care sector was also home to underperforming holdings. Within the sector, stakes in pharmaceutical companies and health care providers weighed on absolute and relative returns. In particular, a position in UnitedHealth Group, which is not a constituent of the benchmark, hurt returns as its share price declined in the portfolio.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite the challenging market environment, the Vista team has identified three areas of opportunity moving forward: industry groups that we believe will benefit from a rebound in economic activity; companies that are experiencing diminished competition as a result of the economic environment; and companies with unique products or services. As always, we will rely on our process of identifying companies with accelerating growth and price momentum and currently see a significant number of companies demonstrating such characteristics.

13

Vista

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
SBA Communications Corp., Class A	2.9%	3.2%
Jefferies Group, Inc.	2.4%	0.5%
Life Technologies Corp.	2.2%	—
Lazard Ltd., Class A	2.2%	0.6%
Express Scripts, Inc.	2.2%	1.6%
Legg Mason, Inc.	2.1%	—
Petrohawk Energy Corp.	1.9%	2.3%
ASML Holding NV New York Shares	1.9%	0.5%
Walter Energy, Inc.	1.8%	—
Bucyrus International, Inc.	1.8%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Semiconductors & Semiconductor Equipment	10.8%	7.6%
Capital Markets	9.3%	3.5%
Hotels, Restaurants & Leisure	5.7%	3.9%
Specialty Retail	5.3%	7.5%
Health Care Providers & Services	5.3%	5.3%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	83.8%	87.5%
Foreign Common Stocks(1)	13.7%	10.4%
Total Common Stocks	97.5%	97.9%
Temporary Cash Investments	2.8%	1.0%
Other Assets and Liabilities	(0.3)%	1.1%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 - 10/31/09	Expense Ratio*
Growth
Actual
Investor Class	$1,000	$1,179.10	$5.49	1.00%
Institutional Class	$1,000	$1,180.50	$4.40	0.80%
Advisor Class	$1,000	$1,177.80	$6.86	1.25%
R Class	$1,000	$1,176.20	$8.23	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
Advisor Class	$1,000	$1,018.90	$6.36	1.25%
R Class	$1,000	$1,017.64	$7.63	1.50%
Vista
Actual
Investor Class	$1,000	$1,080.10	$5.24	1.00%
Institutional Class	$1,000	$1,081.70	$4.20	0.80%
Advisor Class	$1,000	$1,078.80	$6.55	1.25%
R Class	$1,000	$1,078.10	$7.86	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
Advisor Class	$1,000	$1,018.90	$6.36	1.25%
R Class	$1,000	$1,017.64	$7.63	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

16

Schedule of Investments

Growth

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 97.9%			COMPUTERS & PERIPHERALS — 9.7%
			Apple, Inc.(1)	765,700	$ 144,334,450
AEROSPACE & DEFENSE — 1.9%
Honeywell International, Inc.	813,500	$ 29,196,515	Dell, Inc.(1)	4,038,000	58,510,620
Rockwell Collins, Inc.	957,300	48,228,774	EMC Corp.(1)	2,463,700	40,577,139
		77,425,289	Hewlett-Packard Co.	1,650,600	78,337,476
AIR FREIGHT & LOGISTICS — 1.0%			Lexmark International, Inc.,
			Class A(1)	578,400	14,749,200
United Parcel Service, Inc.,
Class B	800,200	42,954,736	NetApp, Inc.(1)	1,311,000	35,462,550
AUTO COMPONENTS — 1.1%			QLogic Corp.(1)	1,716,000	30,098,640
BorgWarner, Inc.	1,555,200	47,153,664			402,070,075
BEVERAGES — 5.3%			CONSUMER FINANCE — 1.4%
Coca-Cola Co. (The)	2,130,700	113,587,617	American Express Co.	1,687,600	58,795,984
PepsiCo, Inc.	1,760,400	106,592,220	ELECTRICAL EQUIPMENT — 0.5%
		220,179,837	Rockwell Automation, Inc.	540,200	22,121,190
BIOTECHNOLOGY — 3.9%			ELECTRONIC EQUIPMENT, INSTRUMENTS
Alexion			& COMPONENTS — 1.0%
Pharmaceuticals, Inc.(1)	511,000	22,693,510	Jabil Circuit, Inc.	2,944,000	39,390,720
Amgen, Inc.(1)	1,453,100	78,075,063	ENERGY EQUIPMENT & SERVICES — 1.4%
Gilead Sciences, Inc.(1)	958,400	40,779,920	Schlumberger Ltd.	731,600	45,505,520
Talecris Biotherapeutics			Transocean Ltd.(1)	124,000	10,404,840
Holdings Corp.(1)	542,500	10,882,550			55,910,360
Vertex			FOOD & STAPLES RETAILING — 3.1%
Pharmaceuticals, Inc.(1)	329,600	11,061,376	Walgreen Co.	1,853,700	70,125,471
		163,492,419	Wal-Mart Stores, Inc.	1,190,600	59,149,008
CAPITAL MARKETS — 2.1%					129,274,479
Charles Schwab Corp. (The)	2,010,000	34,853,400	FOOD PRODUCTS — 3.7%
Goldman Sachs			Archer-Daniels-Midland Co.	1,144,900	34,484,388
Group, Inc. (The)	304,600	51,833,782	General Mills, Inc.	928,800	61,226,496
		86,687,182	Kellogg Co.	1,148,400	59,188,536
CHEMICALS — 1.5%					154,899,420
Airgas, Inc.	429,700	19,061,492	HEALTH CARE EQUIPMENT & SUPPLIES — 4.5%
Celanese Corp., Series A	1,532,000	42,053,400	Alcon, Inc.	191,000	27,272,890
		61,114,892	Baxter International, Inc.	1,264,400	68,353,464
COMMERCIAL BANKS — 1.3%			Becton, Dickinson & Co.	174,100	11,901,476
Wells Fargo & Co.	1,931,300	53,149,376	Covidien plc	734,200	30,924,504
COMMUNICATIONS EQUIPMENT — 6.0%			Edwards
Arris Group, Inc.(1)	1,429,000	14,661,540	Lifesciences Corp.(1)	455,500	35,046,170
Cisco Systems, Inc.(1)	4,663,900	106,570,115	Gen-Probe, Inc.(1)	306,100	12,770,492
F5 Networks, Inc.(1)	793,400	35,615,726			186,268,996
Palm, Inc.(1)	1,150,800	13,360,788	HEALTH CARE PROVIDERS & SERVICES — 2.0%
QUALCOMM, Inc.	1,853,400	76,749,294	Express Scripts, Inc.(1)	1,020,800	81,582,336
		246,957,463

17

Growth
	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.1%			OIL, GAS & CONSUMABLE FUELS — 2.9%
Chipotle Mexican Grill, Inc.,			Apache Corp.	274,700	$ 25,854,764
Class A(1)	158,300	$ 12,899,867	Exxon Mobil Corp.	512,400	36,723,708
Starwood Hotels & Resorts			Occidental Petroleum Corp.	590,700	44,822,316
Worldwide, Inc.	1,081,500	31,428,390	Quicksilver
		44,328,257	Resources, Inc.(1)	1,114,400	13,595,680
HOUSEHOLD DURABLES — 1.1%					120,996,468
Whirlpool Corp.	633,600	45,359,424	PERSONAL PRODUCTS — 0.4%
HOUSEHOLD PRODUCTS — 3.1%			Mead Johnson Nutrition
Colgate-Palmolive Co.	404,900	31,837,287	Co., Class A	365,400	15,361,416
Procter & Gamble Co. (The)	1,663,800	96,500,400	PHARMACEUTICALS — 5.3%
		128,337,687	Abbott Laboratories	2,395,200	121,125,264
INDUSTRIAL CONGLOMERATES — 1.5%			Johnson & Johnson	1,246,800	73,623,540
3M Co.	839,000	61,725,230	Novo Nordisk A/S B Shares	429,200	26,691,663
INSURANCE — 1.2%					221,440,467
Aflac, Inc.	1,171,800	48,617,982	ROAD & RAIL — 0.8%
INTERNET & CATALOG RETAIL — 0.7%			Union Pacific Corp.	588,300	32,438,862
Amazon.com, Inc.(1)	255,100	30,308,431	SEMICONDUCTORS & SEMICONDUCTOR
INTERNET SOFTWARE & SERVICES — 3.8%			EQUIPMENT — 2.6%
Google, Inc., Class A(1)	292,100	156,600,652	Broadcom Corp., Class A(1)	778,600	20,718,546
IT SERVICES — 1.2%			Cree, Inc.(1)	529,900	22,308,790
International Business			Linear Technology Corp.	2,068,700	53,537,956
Machines Corp.	406,500	49,027,965	Skyworks Solutions, Inc.(1)	905,000	9,439,150
LIFE SCIENCES TOOLS & SERVICES — 0.7%					106,004,442
Thermo Fisher			SOFTWARE — 7.5%
Scientific, Inc.(1)	633,400	28,503,000
			Adobe Systems, Inc.(1)	1,024,900	33,760,206
MACHINERY — 2.5%			Microsoft Corp.	6,950,600	192,740,138
Caterpillar, Inc.	263,300	14,497,298	Oracle Corp.	3,346,100	70,602,710
Eaton Corp.	547,800	33,114,510	salesforce.com, inc.(1)	275,700	15,645,975
Illinois Tool Works, Inc.	1,250,400	57,418,368			312,749,029
		105,030,176	SPECIALTY RETAIL — 3.3%
MEDIA — 0.7%			Abercrombie & Fitch Co.,
Scripps Networks			Class A	829,600	27,227,472
Interactive, Inc., Class A	811,500	30,642,240	Chico’s FAS, Inc.(1)	1,527,200	18,250,040
METALS & MINING — 1.4%			Home Depot, Inc. (The)	1,310,800	32,887,972
Freeport-McMoRan Copper
& Gold, Inc.(1)	277,400	20,350,064	J. Crew Group, Inc.(1)	812,800	33,145,984
Newmont Mining Corp.	901,400	39,174,844	Lowe’s Cos., Inc.	1,327,900	25,987,003
		59,524,908			137,498,471
MULTILINE RETAIL — 2.9%			TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Kohl’s Corp.(1)	914,700	52,339,134	Polo Ralph Lauren Corp.	271,600	20,212,472
Target Corp.	1,423,000	68,915,890	WIRELESS TELECOMMUNICATION SERVICES — 1.3%
		121,255,024	American Tower Corp.,
			Class A(1)	1,409,400	51,894,108
			TOTAL COMMON STOCKS
			(Cost $3,681,971,347)		4,057,285,129

18

Growth
Shares		Value
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	50,689	$ 50,689
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.875%-3.625%,
7/15/13-4/15/28, valued at $51,428,479),
in a joint trading account at 0.05%,
dated 10/30/09, due 11/2/09
(Delivery value $50,000,208)		50,000,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $50,050,689)		50,050,689
TOTAL INVESTMENT
SECURITIES — 99.1%
(Cost $3,732,022,036)		4,107,335,818
OTHER ASSETS
AND LIABILITIES — 0.9%		36,462,242
TOTAL NET ASSETS — 100.0%	$4,143,798,060

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
87,041,760 DKK for USD	11/30/09	$17,202,099	$89,616
(Value on Settlement Date $17,291,715)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

19

Schedule of Investments

Vista

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 97.5%			CONSUMER FINANCE — 0.8%
AEROSPACE & DEFENSE — 1.2%			Discover Financial Services	1,201,000	$ 16,982,140
BE Aerospace, Inc.(1)	877,000	$ 15,549,210	CONTAINERS & PACKAGING — 1.4%
			Crown Holdings, Inc.(1)	1,121,000	29,874,650
Precision Castparts Corp.	112,000	10,699,360
		26,248,570	DIVERSIFIED FINANCIAL SERVICES — 0.6%
AIR FREIGHT & LOGISTICS — 0.8%			IntercontinentalExchange,
			Inc.(1)	129,000	12,924,510
FedEx Corp.	226,000	16,427,940	ELECTRONIC EQUIPMENT, INSTRUMENTS
AUTO COMPONENTS — 0.8%			& COMPONENTS — 0.8%
Autoliv, Inc.	531,000	17,830,980	Molex, Inc.	896,000	16,728,320
BIOTECHNOLOGY — 1.1%			ENERGY EQUIPMENT & SERVICES — 3.4%
Alexion			Atwood Oceanics, Inc.(1)	845,000	29,989,050
Pharmaceuticals, Inc.(1)	542,000	24,070,220
			Cameron
CAPITAL MARKETS — 9.3%			International Corp.(1)	757,000	27,986,290
Janus Capital Group, Inc.	2,712,000	35,581,440	Oceaneering
Jefferies Group, Inc.(1)	2,028,000	52,930,800	International, Inc.(1)	327,000	16,709,700
Lazard Ltd., Class A	1,259,000	47,527,250			74,685,040
Legg Mason, Inc.	1,543,000	44,916,730	FOOD PRODUCTS — 0.5%
Morgan Stanley	326,000	10,471,120	Green Mountain Coffee
Waddell & Reed Financial,			Roasters, Inc.(1)	161,000	10,714,550
Inc., Class A	435,000	12,206,100	HEALTH CARE PROVIDERS & SERVICES — 5.3%
		203,633,440	Express Scripts, Inc.(1)	593,000	47,392,560
CHEMICALS — 2.1%			Health Management
Celanese Corp., Series A	841,000	23,085,450	Associates, Inc., Class A(1)	2,546,000	15,530,600
CF Industries Holdings, Inc.	133,000	11,072,250	Medco Health Solutions, Inc.(1)	651,000	36,534,120
Scotts Miracle-Gro Co.			Tenet Healthcare Corp.(1)	3,157,000	16,163,840
(The), Class A	289,000	11,739,180			115,621,120
		45,896,880	HEALTH CARE TECHNOLOGY — 0.8%
COMMERCIAL BANKS — 0.5%			Allscripts-Misys Healthcare
Fifth Third Bancorp.	1,214,000	10,853,160	Solutions, Inc.(1)	845,000	16,477,500
COMMERCIAL SERVICES & SUPPLIES — 0.5%			HOTELS, RESTAURANTS & LEISURE — 5.7%
Tetra Tech, Inc.(1)	467,000	12,015,910	Bally Technologies, Inc.(1)	428,000	16,858,920
COMMUNICATIONS EQUIPMENT — 1.7%			Boyd Gaming Corp.(1)	634,000	4,666,240
Alcatel-Lucent ADR(1)	2,697,000	9,951,930	Ctrip.com International
			Ltd. ADR(1)	389,000	20,827,060
CommScope, Inc.(1)	661,000	17,860,220
Tellabs, Inc.(1)	1,623,000	9,770,460	International Game
			Technology	1,152,000	20,551,680
		37,582,610	Las Vegas Sands Corp.(1)	1,220,000	18,409,800
COMPUTERS & PERIPHERALS — 2.1%			Starwood Hotels & Resorts
Seagate Technology	1,196,000	16,684,200	Worldwide, Inc.	531,000	15,430,860
Western Digital Corp.(1)	840,000	28,291,200	WMS Industries, Inc.(1)	405,000	16,191,900
		44,975,400	Wynn Resorts Ltd.(1)	190,000	10,301,800
CONSTRUCTION & ENGINEERING — 3.1%					123,238,260
AECOM Technology Corp.(1)	1,156,000	29,177,440	HOUSEHOLD DURABLES — 2.4%
Chicago Bridge & Iron Co.			KB Home	1,285,000	18,221,300
New York Shares	866,000	16,289,460	NVR, Inc.(1)	35,000	23,179,450
Quanta Services, Inc.(1)	1,023,000	21,687,600
			Tupperware Brands Corp.	264,000	11,885,280
		67,154,500			53,286,030

20

Vista
	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 1.4%			SEMICONDUCTORS & SEMICONDUCTOR
McDermott			EQUIPMENT — 10.8%
International, Inc.(1)	1,406,000	$ 31,255,380	Altera Corp.	849,000	$ 16,801,710
INTERNET SOFTWARE & SERVICES — 1.5%			Analog Devices, Inc.	863,000	22,118,690
Equinix, Inc.(1)	391,000	33,360,120	ASML Holding NV
LIFE SCIENCES TOOLS & SERVICES — 2.2%			New York Shares	1,568,000	42,241,920
Life Technologies Corp.(1)	1,040,000	49,056,800	Atheros
			Communications, Inc.(1)	699,000	17,209,380
MACHINERY — 4.3%			KLA-Tencor Corp.	669,000	21,749,190
Bucyrus International, Inc.	896,000	39,800,320	Marvell Technology
Flowserve Corp.	156,000	15,320,760	Group Ltd.(1)	1,847,000	25,340,840
Ingersoll-Rand plc	794,000	25,082,460	NVIDIA Corp.(1)	1,627,000	19,458,920
Joy Global, Inc.	258,000	13,005,780	PMC - Sierra, Inc.(1)	2,893,000	24,648,360
		93,209,320	Silicon Laboratories, Inc.(1)	412,000	17,262,800
METALS & MINING — 5.1%			Teradyne, Inc.(1)	3,543,000	29,654,910
AK Steel Holding Corp.	1,052,000	16,695,240			236,486,720
Cia Siderurgica Nacional
SA ADR	816,000	27,058,560	SOFTWARE — 4.0%
Freeport-McMoRan			Cerner Corp.(1)	280,000	21,291,200
Copper & Gold, Inc.(1)	374,000	27,436,640	Perfect World Co. Ltd.,
Walter Energy, Inc.	686,000	40,131,000	Class B ADR(1)	464,000	20,420,640
		111,321,440	Rovi Corp.(1)	1,211,000	33,363,050
MULTILINE RETAIL — 2.9%			Shanda Games Ltd. ADR(1)	1,143,000	11,384,280
Dollar Tree, Inc.(1)	504,000	22,745,520			86,459,170
Family Dollar Stores, Inc.	627,000	17,744,100	SPECIALTY RETAIL — 5.3%
Macy’s, Inc.	647,000	11,367,790	Aeropostale, Inc.(1)	564,000	21,166,920
Nordstrom, Inc.	353,000	11,218,340	Bed Bath & Beyond, Inc.(1)	304,000	10,703,840
		63,075,750	Chico’s FAS, Inc.(1)	2,162,000	25,835,900
OIL, GAS & CONSUMABLE FUELS — 4.7%			J. Crew Group, Inc.(1)	143,000	5,831,540
Brigham Exploration Co.(1)	543,000	5,158,500	Ross Stores, Inc.	534,000	23,501,340
Continental			TJX Cos., Inc. (The)	482,000	18,002,700
Resources, Inc.(1)	576,000	21,432,960	Williams-Sonoma, Inc.	576,000	10,817,280
Petrohawk Energy Corp.(1)	1,803,000	42,406,560			115,859,520
Southwestern Energy Co.(1)	238,000	10,372,040	TEXTILES, APPAREL & LUXURY GOODS — 3.2%
Whiting Petroleum Corp.(1)	408,000	23,011,200	Coach, Inc.	580,000	19,122,600
		102,381,260	Fuqi International, Inc.(1)	390,000	7,991,100
PAPER & FOREST PRODUCTS — 0.8%			Jones Apparel Group, Inc.	1,120,000	20,036,800
MeadWestvaco Corp.	796,000	18,172,680	Phillips-Van Heusen Corp.	558,000	22,403,700
PERSONAL PRODUCTS — 1.0%					69,554,200
Avon Products, Inc.	702,000	22,499,100	WIRELESS TELECOMMUNICATION SERVICES — 3.8%
REAL ESTATE MANAGEMENT			American Tower Corp.,
& DEVELOPMENT — 0.5%			Class A(1)	572,000	21,061,040
E-House China			SBA Communications Corp.,
Holdings Ltd. ADR(1)	602,000	10,300,220	Class A(1)	2,223,000	62,710,830
ROAD & RAIL — 1.1%					83,771,870
Avis Budget Group, Inc.(1)	916,000	7,694,400	TOTAL COMMON STOCKS
Kansas City Southern(1)	633,000	15,337,590	(Cost $1,814,050,170)		2,127,017,270
		23,031,990

21

Vista
	Shares	Value	Geographic Diversification
Temporary Cash Investments — 2.8%			(as a % of net assets)
			United States	83.8%
JPMorgan U.S. Treasury
Plus Money Market Fund			Bermuda	3.3%
Agency Shares	94,497	$ 94,497	People’s Republic of China	3.3%
Repurchase Agreement, Deutsche			Netherlands	2.7%
Bank Securities, Inc., (collateralized			Brazil	1.2%
by various U.S. Treasury obligations,			Ireland	1.2%
1.25%, 5/12/12, valued at $61,627,431),
in a joint trading account at 0.04%,			Sweden	0.8%
dated 10/30/09, due 11/2/09			Cayman Islands	0.8%
(Delivery value $60,400,201)		60,400,000	France	0.4%
TOTAL TEMPORARY			Cash and Equivalents*	2.5%
CASH INVESTMENTS
(Cost $60,494,497)		60,494,497	*Includes temporary cash investments and other assets and liabilities.

TOTAL INVESTMENT			Notes to Schedule of Investments
SECURITIES — 100.3%
(Cost $1,874,544,667)		2,187,511,767	ADR = American Depositary Receipt
OTHER ASSETS			(1) Non-income producing.
AND LIABILITIES — (0.3)%		(7,541,546)
TOTAL NET ASSETS — 100.0%		$2,179,970,221	Industry classifications and geographic diversification are unaudited.

			See Notes to Financial Statements.

22

Statement of Assets and Liabilities

OCTOBER 31, 2009
	Growth	Vista
Assets
Investment securities, at value (cost of $3,732,022,036
and $1,874,544,667, respectively)	$4,107,335,818	$2,187,511,767
Receivable for investments sold	53,041,170	45,317,605
Receivable for capital shares sold	12,676,304	1,984,090
Receivable for forward foreign currency exchange contracts	89,616	—
Dividends and interest receivable	3,974,478	424,666
	4,177,117,386	2,235,238,128

Liabilities
Payable for investments purchased	28,052,867	50,061,725
Payable for capital shares redeemed	1,756,425	3,186,320
Accrued management fees	3,461,588	1,951,049
Distribution and service fees payable	48,446	68,813
	33,319,326	55,267,907

Net Assets	$4,143,798,060	$2,179,970,221

See Notes to Financial Statements.

23

OCTOBER 31, 2009
	Growth	Vista
Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,471,375,376	$2,744,993,597
Undistributed net investment income	12,280,812	—
Accumulated net realized loss on investment and
foreign currency transactions	(715,328,181)	(878,010,565)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	375,470,053	312,987,189
	$4,143,798,060	$2,179,970,221

Investor Class, $0.01 Par Value
Net assets	$3,372,274,435	$1,690,575,746
Shares outstanding	166,259,782	139,353,231
Net asset value per share	$20.28	$12.13

Institutional Class, $0.01 Par Value
Net assets	$549,496,019	$211,357,385
Shares outstanding	26,840,501	16,979,316
Net asset value per share	$20.47	$12.45

Advisor Class, $0.01 Par Value
Net assets	$214,371,280	$255,418,812
Shares outstanding	10,749,029	21,697,452
Net asset value per share	$19.94	$11.77

R Class, $0.01 Par Value
Net assets	$7,656,326	$22,618,278
Shares outstanding	384,821	1,905,947
Net asset value per share	$19.90	$11.87

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
	Growth	Vista
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $371,109 and $61,203, respectively)	$ 49,459,521	$ 11,002,146
Interest	45,722	89,565
	49,505,243	11,091,711

Expenses:
Management fees	32,113,041	20,689,057
Distribution and service fees:
Advisor Class	406,728	608,303
R Class	24,733	82,739
Directors’ fees and expenses	134,492	93,220
Other expenses	3,241	3,151
	32,682,235	21,476,470

Net investment income (loss)	16,823,008	(10,384,759)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(356,375,248)	(571,900,085)
Foreign currency transactions	(3,531,585)	(1,141,917)
Futures contract transactions	635,109	—
	(359,271,724)	(573,042,002)

Change in net unrealized appreciation (depreciation) on:
Investments	873,786,368	530,891,129
Translation of assets and liabilities in foreign currencies	(1,172,592)	(470,996)
	872,613,776	530,420,133

Net realized and unrealized gain (loss)	513,342,052	(42,621,869)

Net Increase (Decrease) in Net Assets Resulting from Operations	$530,165,060	$(53,006,628)

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	Growth		Vista
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 16,823,008	$ 6,649,546	$ (10,384,759)	$ (18,382,516)
Net realized gain (loss)	(359,271,724)	(154,385,227)	(573,042,002)	(295,184,270)
Change in net unrealized
appreciation (depreciation)	872,613,776	(1,415,699,398)	530,420,133	(1,398,403,493)
Net increase (decrease) in net assets
resulting from operations	530,165,060	(1,563,435,079)	(53,006,628)	(1,711,970,279)

Distributions to Shareholders
From net investment income:
Investor Class	(12,789,814)	(5,142,411)	—	—
Institutional Class	(2,136,538)	(895,366)	—	—
Advisor Class	(370,766)	—	—	—
R Class	(790)	—	—	—
From net realized gains:
Investor Class	—	—	—	(254,880,472)
Institutional Class	—	—	—	(21,928,910)
Advisor Class	—	—	—	(35,302,295)
R Class	—	—	—	(388,974)
Decrease in net assets from distributions	(15,297,908)	(6,037,777)	—	(312,500,651)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	580,646,064	(10,334,134)	(75,018,272)	766,730,513

Net increase (decrease) in net assets	1,095,513,216	(1,579,806,990)	(128,024,900)	(1,257,740,417)

Net Assets
Beginning of period	3,048,284,844	4,628,091,834	2,307,995,121	3,565,735,538
End of period	$4,143,798,060	$3,048,284,844	$2,179,970,221	$2,307,995,121

Accumulated undistributed
net investment income (loss)	$12,280,812	$14,384,583	—	$(510,485)

See Notes to Financial Statements.

26

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Growth Fund (Growth) and Vista Fund (Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. Prior to December 3, 2007, the funds were authorized to issue the C Class (see Note 11). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend

27

and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

28

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Growth ranges from 0.800% to 1.000% for the Investor Class, Advisor Class and R Class. The annual management fee schedule for Vista is 1.000% for the Investor Class, Advisor Class and R Class. The Institutional Class is 0.20% less at each point within the range for the funds. The effective annual management fee for each class of each fund for the year ended October 31, 2009, was as follows:

	Growth	Vista
Investor, Advisor and R	1.00%	1.00%
Institutional	0.80%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. Growth has a securities lending agreement with JPMCB. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

29

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended October 31, 2009, were as follows:

	Growth		Vista
Purchases	$4,171,349,413		$3,823,464,706
Sales	$3,757,576,518		$3,914,375,146

4. Capital Share Transactions

Transactions in shares of the funds were as follows:
	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Growth
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	32,861,265	$566,193,264	12,836,527	$300,950,250
Issued in connection with reorganization
(Note 12)	6,689,833	119,748,011	—	—
Issued in reinvestment of distributions	719,542	11,275,229	177,027	4,567,294
Redeemed	(21,943,388)	(378,453,255)	(19,382,053)	(453,420,723)
	18,327,252	318,763,249	(6,368,499)	(147,903,179)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	18,025,182	335,314,338	9,611,676	230,187,708
Issued in connection with reorganization
(Note 12)	199,166	3,596,938	—	—
Issued in reinvestment of distributions	135,395	2,136,538	34,450	895,366
Redeemed	(7,550,113)	(128,368,426)	(4,148,451)	(99,365,649)
	10,809,630	212,679,388	5,497,675	131,717,425
Advisor Class/Shares Authorized	310,000,000		310,000,000
Sold	5,736,574	98,983,093	2,322,369	51,515,155
Issued in connection with reclassification
(Note 11)	—	—	61,986	1,519,904
Issued in reinvestment of distributions	22,056	340,539	—	—
Redeemed	(3,140,611)	(53,536,555)	(2,098,624)	(47,812,210)
	2,618,019	45,787,077	285,731	5,222,849
C Class/Shares Authorized	N/A		N/A
Sold			117	2,858
Issued in connection with reclassification
(Note 11)			(61,986)	(1,519,904)
Redeemed			(1,377)	(32,865)
			(63,246)	(1,549,911)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	279,510	4,897,686	138,140	3,100,669
Issued in reinvestment of distributions	39	604	—	—
Redeemed	(83,745)	(1,481,940)	(39,513)	(921,987)
	195,804	3,416,350	98,627	2,178,682
Net increase (decrease)	31,950,705	$580,646,064	(549,712)	$ (10,334,134)
30

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Vista
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	22,067,745	$246,859,389	45,528,430	$848,307,407
Issued in reinvestment of distributions	—	—	10,942,528	228,589,393
Redeemed	(27,625,843)	(311,354,023)	(32,057,988)	(575,840,072)
	(5,558,098)	(64,494,634)	24,412,970	501,056,728
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	8,008,528	91,570,629	13,601,031	248,188,626
Issued in reinvestment of distributions	—	—	1,026,634	21,928,910
Redeemed	(9,788,881)	(116,857,411)	(6,162,698)	(116,233,467)
	(1,780,353)	(25,286,782)	8,464,967	153,884,069
Advisor Class/Shares Authorized	310,000,000		310,000,000
Sold	7,660,713	83,311,592	11,477,175	206,951,884
Issued in connection with reclassification
(Note 11)	—	—	298,623	6,537,776
Issued in reinvestment of distributions	—	—	1,717,908	34,993,776
Redeemed	(7,227,808)	(79,354,013)	(8,290,080)	(144,859,203)
	432,905	3,957,579	5,203,626	103,624,233
C Class/Shares Authorized	N/A		N/A
Sold			6,353	139,449
Issued in connection with reclassification
(Note 11)			(298,623)	(6,537,776)
Redeemed			(30,349)	(630,821)
			(322,619)	(7,029,148)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	1,297,310	14,468,375	1,019,466	18,305,579
Issued in reinvestment of distributions	—	—	18,855	388,974
Redeemed	(326,357)	(3,662,810)	(203,365)	(3,499,922)
	970,953	10,805,565	834,956	15,194,631
Net increase (decrease)	(5,934,593)	$ (75,018,272)	38,593,900	$766,730,513

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

31

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Growth
Investment Securities
Common Stocks	$4,030,593,466	$26,691,663	—
Temporary Cash Investments	50,689	50,000,000	—
Total Value of Investment Securities	$4,030,644,155	$76,691,663	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$89,616	—

Vista
Investment Securities
Domestic Common Stocks	$1,828,086,370	—	—
Foreign Common Stocks	298,930,900	—	—
Temporary Cash Investments	94,497	$60,400,000	—
Total Value of Investment Securities	$ 2,127,111,767	$60,400,000	—

6. Derivative Instruments

Equity Price Risk — Growth is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended October 31, 2009, Growth purchased futures contracts.

Foreign Currency Risk — Growth and Vista are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency.

A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.

32

Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, the funds participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of October 31, 2009

	Asset Derivatives		Liability Derivatives
Fund/Type of	Location on Statement		Location on Statement
Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Growth
Foreign	Receivable for forward foreign		Payable for forward foreign
Currency Risk	currency exchange contracts	$89,616	currency exchange contracts		—

At October 31, 2009, Vista did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type of	Location on		Location on
Derivative	Statement of Operations		Statement of Operations

Growth
Foreign	Net realized gain (loss)		Change in net unrealized
Currency Risk	on foreign currency		appreciation (depreciation)
	transactions	$(3,753,262)	on translation of assets and
			liabilities in foreign currencies	$(1,228,701)
Equity Price Risk	Net realized gain (loss)		Change in net unrealized
	on futures contract		appreciation (depreciation)
	transactions	635,109	on futures contracts	—
		$(3,118,153)		$(1,228,701)

Vista
Foreign	Net realized gain (loss)		Change in net unrealized
Currency Risk	on foreign currency		appreciation (depreciation)
	transactions		on translation of assets and
		$(1,321,878)	liabilities in foreign currencies	$(510,485)

For Growth, the infrequent use of equity price risk derivatives and the foreign currency risk derivatives at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

For Vista, there were no derivative instruments at period end, though the fund occasionally held derivative instruments during the period.

33

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the funds did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

		Growth			Vista
	2009		2008	2009		2008
Distributions Paid From
Ordinary income	$15,297,908		$6,037,777	—		$91,105,580
Long-term capital gains	—		—	—		$221,395,071

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

34

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Growth	Vista
Federal tax cost of investments	$3,759,238,397	$1,881,896,942
Gross tax appreciation of investments	$447,852,382	$346,157,226
Gross tax depreciation of investments	(99,754,961)	(40,542,401)
Net tax appreciation (depreciation) of investments	$348,097,421	$305,614,825
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	$156,271	$20,089
Net tax appreciation (depreciation)	$348,253,692	$305,634,914
Undistributed ordinary income	$12,280,812	—
Accumulated capital losses	$(688,111,820)	$(870,658,290)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2010	2015	2016	2017
Growth	$(168,744,439)	$(17,354,465)	$(131,790,282)	$(370,222,634)
Vista	—	—	$(250,166,415)	$(620,491,875)

11. Corporate Event

On July 27, 2007, the C Class shareholders of each fund approved a reclassification of C Class shares into Advisor Class shares of that fund. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective December 3, 2007.

12. Reorganization Plan

On December 3, 2008, the Board of Directors of Life Sciences Fund (Life Sciences) and Technology Fund (Technology), two funds in a series issued by American Century World Mutual Funds, Inc., approved a plan of reorganization (the reorganization), pursuant to which Growth acquired all of the assets of Life Sciences and Technology in exchange for shares of equal value of Growth and assumption by Growth of certain ordinary course liabilities of Life Sciences’ and Technology. The financial statements and performance history of Growth were carried over in the post-reorganization. The reorganization was approved by shareholders of Life Sciences and Technology on May 5, 2009. The reorganization was effective at the close of business on May 29, 2009.

35

The reorganization was accomplished by a tax-free exchange of shares. On May 29, 2009, Life Sciences and Technology exchanged its shares for shares of Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Life Sciences – Investor Class	14,188,887	Growth – Investor Class	3,543,258
Life Sciences – Institutional Class	292,636	Growth – Institutional Class	73,726

Technology – Investor Class	3,955,315	Growth – Investor Class	3,146,575
Technology – Institutional Class	156,129	Growth – Institutional Class	125,440

The net assets of Life Sciences, Technology and Growth immediately before the reorganization were $64,755,810, $58,589,139 and $3,253,531,971, respectively. Life Sciences’ unrealized depreciation of $(4,447,437) and Technology’s unrealized appreciation of $1,243,638 were combined with that of Growth. Immediately after the reorganization, the combined net assets were $3,376,876,920. Growth acquired capital loss carryovers of $(11,422,597) and $(91,949,746) from Life Sciences and Technology, respectively.

13. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

14. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, Growth hereby designates $15,297,908, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

36

Financial Highlights

Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.69	$26.78	$21.99	$19.80	$18.43
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.04	0.04	0.02	0.08
Net Realized and Unrealized Gain (Loss)	2.58	(9.10)	4.76	2.26	1.30
Total From Investment Operations	2.67	(9.06)	4.80	2.28	1.38
Distributions
From Net Investment Income	(0.08)	(0.03)	(0.01)	(0.09)	(0.01)
Net Asset Value, End of Period	$20.28	$17.69	$26.78	$21.99	$19.80

Total Return(2)	15.25%	(33.86)%	21.86%	11.51%	7.47%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.50%	0.16%	0.15%	0.09%	0.38%
Portfolio Turnover Rate	114%	129%	112%	127%	77%
Net Assets, End of Period (in millions)	$3,372	$2,617	$4,133	$3,946	$4,008
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

37

Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.86	$27.03	$22.19	$19.98	$18.59
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.08	0.09	0.06	0.11
Net Realized and Unrealized Gain (Loss)	2.61	(9.17)	4.81	2.27	1.33
Total From Investment Operations	2.73	(9.09)	4.90	2.33	1.44
Distributions
From Net Investment Income	(0.12)	(0.08)	(0.06)	(0.12)	(0.05)
Net Asset Value, End of Period	$20.47	$17.86	$27.03	$22.19	$19.98

Total Return(2)	15.45%	(33.71)%	22.13%	11.70%	7.72%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.70%	0.36%	0.35%	0.29%	0.58%
Portfolio Turnover Rate	114%	129%	112%	127%	77%
Net Assets, End of Period (in thousands)	$549,496	$286,262	$284,695	$759,816	$689,983
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

38

Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.40	$26.36	$21.68	$19.53	$18.22
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	(0.02)	(0.04)	(0.03)	0.02
Net Realized and Unrealized Gain (Loss)	2.54	(8.94)	4.72	2.22	1.29
Total From Investment Operations	2.58	(8.96)	4.68	2.19	1.31
Distributions
From Net Investment Income	(0.04)	—	—	(0.04)	—
Net Asset Value, End of Period	$19.94	$17.40	$26.36	$21.68	$19.53

Total Return(2)	14.99%	(34.03)%	21.59%	11.23%	7.19%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.25%	(0.09)%	(0.10)%	(0.16)%	0.13%
Portfolio Turnover Rate	114%	129%	112%	127%	77%
Net Assets, End of Period (in thousands)	$214,371	$141,441	$206,837	$85,953	$86,303
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

39

Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$17.35	$26.37	$21.74	$19.59	$18.32
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	(0.08)	(0.10)	(0.11)	(0.07)
Net Realized and Unrealized Gain (Loss)	2.56	(8.94)	4.73	2.26	1.34
Total From Investment Operations	2.55	(9.02)	4.63	2.15	1.27
Distributions
From Net Investment Income	—(2)	—	—	—	—
Net Asset Value, End of Period	$19.90	$17.35	$26.37	$21.74	$19.59

Total Return(3)	14.67%	(34.21)%	21.30%	10.97%	6.93%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.00%(4)	(0.34)%	(0.35)%	(0.41)%	(0.12)%
Portfolio Turnover Rate	114%	129%	112%	127%	77%
Net Assets, End of Period (in thousands)	$7,656	$3,280	$2,383	$298	$49
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio is less than 0.005%.

See Notes to Financial Statements.

40

Vista

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.43	$24.24	$16.35	$14.99	$13.14
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.11)	(0.12)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss)	(0.25)	(9.61)	8.14	1.40	1.89
Total From Investment Operations	(0.30)	(9.72)	8.02	1.36	1.85
Distributions
From Net Realized Gains	—	(2.09)	(0.13)	—	—
Net Asset Value, End of Period	$12.13	$12.43	$24.24	$16.35	$14.99

Total Return(2)	(2.41)%	(43.58)%	49.39%	9.07%	14.08%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.48)%	(0.56)%	(0.60)%	(0.23)%	(0.26)%
Portfolio Turnover Rate	183%	167%	121%	234%	284%
Net Assets, End of Period (in millions)	$1,691	$1,801	$2,921	$1,965	$1,902
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

41

Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.73	$24.72	$16.64	$15.22	$13.32
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.07)	(0.08)	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.25)	(9.83)	8.29	1.43	1.91
Total From Investment Operations	(0.28)	(9.90)	8.21	1.42	1.90
Distributions
From Net Realized Gains	—	(2.09)	(0.13)	—	—
Net Asset Value, End of Period	$12.45	$12.73	$24.72	$16.64	$15.22

Total Return(2)	(2.12)%	(43.50)%	49.68%	9.33%	14.26%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.28)%	(0.36)%	(0.40)%	(0.03)%	(0.06)%
Portfolio Turnover Rate	183%	167%	121%	234%	284%
Net Assets, End of Period (in thousands)	$211,357	$238,727	$254,528	$132,325	$98,439
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

42

Vista

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.09	$23.69	$16.03	$14.73	$12.95
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.08)	(0.15)	(0.16)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	(0.24)	(9.36)	7.95	1.38	1.86
Total From Investment Operations	(0.32)	(9.51)	7.79	1.30	1.78
Distributions
From Net Realized Gains	—	(2.09)	(0.13)	—	—
Net Asset Value, End of Period	$11.77	$12.09	$23.69	$16.03	$14.73

Total Return(2)	(2.65)%	(43.72)%	48.94%	8.83%	13.75%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.73)%	(0.81)%	(0.85)%	(0.48)%	(0.51)%
Portfolio Turnover Rate	183%	167%	121%	234%	284%
Net Assets, End of Period (in thousands)	$255,419	$257,057	$380,555	$210,576	$190,635
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

43

Vista

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$12.22	$23.98	$16.25	$14.97	$15.32
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.12)	(0.18)	(0.21)	(0.16)	(0.04)
Net Realized and Unrealized Gain (Loss)	(0.23)	(9.49)	8.07	1.44	(0.31)
Total From Investment Operations	(0.35)	(9.67)	7.86	1.28	(0.35)
Distributions
From Net Realized Gains	—	(2.09)	(0.13)	—	—
Net Asset Value, End of Period	$11.87	$12.22	$23.98	$16.25	$14.97

Total Return(3)	(2.86)%	(43.87)%	48.71%	8.55%	(2.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.99%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.98)%	(1.06)%	(1.10)%	(0.73)%	(0.92)%(4)
Portfolio Turnover Rate	183%	167%	121%	234%	284%(5)
Net Assets, End of Period (in thousands)	$22,618	$11,423	$2,398	$337	$24
(1)	July 29, 2005 (commencement of sale) through October 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Fund and Vista Fund, two of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Growth Fund and Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

45

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

46

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

47

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

48

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Growth and Vista (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the

Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

49

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges

50

presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Growth’s performance for both the one- and three-year periods was above the median for its peer group. Vista’s performance was above the median for its peer group for the three-year period and below the median for the one-year period. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

51

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides

52

a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Funds’ unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of the Funds was below the median of the total expense ratios of its respective peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

53

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

54

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

55

Notes

56

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912 CL-ANN-67036N

Annual Report
October 31, 2009

American Century Investments

Giftrust® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Giftrust

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25

Other Information

Management	26
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the perfor mance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance

Giftrust

Total Returns as of October 31, 2009
Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Giftrust	9.72%	8.67%	0.60%(1)	10.78%	11/25/83
Russell 3000 Growth Index(2)(3)	17.04%	1.26%	-3.14%	8.62%(4)	—
Russell Midcap Growth Index(3)	22.48%	2.22%	1.01%	—(5)	—
(1)	Returns would have been lower if management fees had not been waived from 2/1/04 to 7/31/04.
(2)	Effective March 1, 2009, the fund’s benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The
investment strategy was changed to include stocks of companies of all sizes, resulting in an expanded investment universe.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Since 11/30/83, the date nearest the fund’s inception.
(5) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Giftrust

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Giftrust	63.10%	-56.36%	-15.38%	18.18%	-1.64%*	25.13%	16.49%	56.63%	-39.49%	9.72%
Russell 3000
Growth Index	9.81%	-39.34%	-19.72%	23.36%	3.54%	8.99%	11.39%	19.00%	-37.04%	17.04%
Russell Midcap
Growth Index	38.67%	-42.78%	-17.61%	39.30%	8.77%	15.91%	14.51%	19.72%	-42.65%	22.48%
*Returns would have been lower, along with the ending value, if management fees had not been waived from 2/1/04 to 7/31/04.

Total Annual Fund Operating Expenses
Giftrust	1.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate those risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Giftrust

Portfolio Managers: David Hollond and Michael Orndorff

Performance Summary

Giftrust returned 9.72% for the 12 months ended October 31, 2009, lagging the 17.04% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing losses sustained early in the reporting period. However, earnings and revenue acceleration and relative price strength, key factors that the Giftrust team looks for in candidates for the portfolio, were not rewarded during this rally. Instead, as investors increased their appetite for risk, lower-quality stocks that were laggards in previous reporting periods led the market.

The portfolio’s relative performance was hindered most by holdings in the health care sector, as well as by overweight allocation and stock selection in industrial stocks. Stock selection among energy companies, combined with an underweight position in the sector, also weighed on relative performance, as did a larger-than-the-benchmark stake in the financials sector. Partially offsetting those losses, investments in the telecommunications services sector, as well as stock selection among information technology businesses, contributed to relative returns.

Health Care, Industrials Detracted

The health care sector was the largest source of underperformance against the benchmark, the result of overweight positions in biotechnology companies, including Celgene Corp. and Gilead Sciences Inc. Concerns about the potential for generic competition in the biotechnology industry to disrupt growth prospects weighed on biotech stocks in general. Elsewhere, in pharmaceuticals, Giftrust did not own Schering-Plough, which benefited from being a takeover target of Merck.

Within the industrials sector, Giftrust maintained overweight positions in railroad companies, including Norfolk Southern Corp. This industry had experienced improving fundamentals as higher fuel prices created an advantage for the more fuel-efficient railroads versus trucking companies, and as coal shipments continued to increase. However, the abrupt decline in business activity during the period caused rail car shipments to decline and these positions ended up underperforming the benchmark. Elsewhere in the sector, the portfolio’s investments in companies involved in construction and engineering also lagged in relative terms.

7

Giftrust

Energy, Financials Lagged

Although Giftrust held overweight stakes in several companies in the oil, gas, and consumable fuels group that enjoyed strong gains during the entire reporting period, their returns were weaker for the shorter time that they were held in the portfolio.

Investments in financials also trimmed portfolio returns. An overweight position in insurance dampened performance as investors migrated from this defensive group toward riskier areas of the market. Partially offsetting this underperformance was an overweight position in the capital markets industry. Morgan Stanley and Goldman Sachs, which benefited from increased financial activity and reduced competition, significantly outperformed the benchmark.

Telecommunications, Information Technology Services Helped

Giftrust’s overweight position in the telecommunications services sector reflected an ongoing focus on wireless telecommunications companies. The group has contributed to the portfolio’s past performance and continued to benefit returns, led by SBA Communications.

Within information technology, Giftrust was rewarded for overweight positions in the semiconductor group, including chip-maker Broadcom Corp. and integrated circuit manufacturer Marvell Technology Group. Both companies quickly reduced inventory into the economic downturn and benefited when demand for consumer technology products came back faster and stronger than the market anticipated. Marvell’s share price nearly doubled during the period as it announced cost cuts, delivered earnings in excess of analysts’ estimates, and raised forward earnings guidance well above analyst expectations. In computers and peripherals, Apple Inc. benefited portfolio returns as the company continued to introduce consumer-related products that were well received. The iPhone, in particular, has been a significant contributor to Apple’s growth. While Apple only recently entered the cell phone business, they have quickly gained market share within the rapidly expanding smartphone segment of the market.

Outlook

Giftrust’s investment mandate has been changed to include stocks of companies of all sizes, resulting in an expanded investment universe. In line with this, in March 2009, the fund’s benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The portfolio’s investment approach has not changed. Giftrust will continue its investment focus on companies with accelerating revenue and earnings growth rates that are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. Despite the present difficult environment for this discipline, we remain focused on implementing our time-tested process.

8

Giftrust

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Apple, Inc.	5.5%	4.2%
Google, Inc., Class A	3.9%	3.1%
Microsoft Corp.	3.8%	3.0%
Hewlett-Packard Co.	2.7%	1.8%
Costco Wholesale Corp.	2.5%	—
Abbott Laboratories	2.4%	2.0%
Cisco Systems, Inc.	2.4%	2.7%
Philip Morris International, Inc.	2.3%	1.5%
Medco Health Solutions, Inc.	1.9%	1.7%
Goldman Sachs Group, Inc. (The)	1.9%	0.5%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	10.6%	6.6%
Food & Staples Retailing	6.4%	4.7%
Software	6.3%	5.3%
Internet Software & Services	5.7%	3.8%
Communications Equipment	5.3%	6.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	92.0%	94.1%
Foreign Common Stocks*	8.0%	5.7%
Total Common Stocks	100.0%	99.8%
Temporary Cash Investments	0.3%	0.1%
Other Assets and Liabilities	(0.3)%	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 - 10/31/09	Expense Ratio*
Actual	$1,000	$1,172.60	$5.48	1.00%
Hypothetical	$1,000	$1,020.16	$5.09	1.00%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Giftrust

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 100.0%			CONSUMER FINANCE — 0.7%
AEROSPACE & DEFENSE — 1.7%			Discover Financial Services	408,210	$ 5,772,089
Honeywell International, Inc.	117,371	$ 4,212,445	CONTAINERS & PACKAGING — 0.5%
			Crown Holdings, Inc.(1)	165,670	4,415,106
United Technologies Corp.	163,677	10,057,952
		14,270,397	DIVERSIFIED CONSUMER SERVICES — 0.3%
AUTOMOBILES — 0.6%			Career Education Corp.(1)	109,297	2,277,749
Dongfeng Motor Group Co.			DIVERSIFIED FINANCIAL SERVICES — 1.3%
Ltd. H Shares	4,004,000	4,747,848	Bank of America Corp.	428,097	6,241,654
BIOTECHNOLOGY — 4.0%			JPMorgan Chase & Co.	115,878	4,840,224
Alexion					11,081,878
Pharmaceuticals, Inc.(1)	84,579	3,756,153	ELECTRICAL EQUIPMENT — 0.8%
Amgen, Inc.(1)	58,158	3,124,829	Cooper Industries plc,
Celgene Corp.(1)	270,139	13,790,596	Class A	171,718	6,643,769
Gilead Sciences, Inc.(1)	198,135	8,430,644	ELECTRONIC EQUIPMENT, INSTRUMENTS
Talecris Biotherapeutics			& COMPONENTS — 0.6%
Holdings Corp.(1)	214,909	4,311,075	Agilent Technologies, Inc.(1)	205,359	5,080,582
		33,413,297	ENERGY EQUIPMENT & SERVICES — 0.3%
CAPITAL MARKETS — 3.3%			Schlumberger Ltd.	42,724	2,657,433
Affiliated Managers			FOOD & STAPLES RETAILING — 6.4%
Group, Inc.(1)	62,569	3,972,506	Costco Wholesale Corp.	368,058	20,924,097
Goldman Sachs			CVS Caremark Corp.	141,013	4,977,759
Group, Inc. (The)	91,078	15,498,743	Walgreen Co.	391,372	14,805,603
Morgan Stanley	241,073	7,743,265	Whole Foods Market, Inc.(1)	408,594	13,099,524
		27,214,514			53,806,983
CHEMICALS — 1.2%			FOOD PRODUCTS — 0.5%
Ecolab, Inc.	149,842	6,587,054	General Mills, Inc.	68,193	4,495,283
Monsanto Co.	50,591	3,398,704	HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%
		9,985,758	Baxter International, Inc.	184,933	9,997,478
COMMERCIAL BANKS — 0.7%			Beckman Coulter, Inc.	61,032	3,926,189
Wells Fargo & Co.	221,257	6,088,993	Covidien plc	146,934	6,188,860
COMMUNICATIONS EQUIPMENT — 5.3%			ev3, Inc.(1)	353,766	4,167,363
ADTRAN, Inc.	175,601	4,045,847			24,279,890
Cisco Systems, Inc.(1)	885,107	20,224,695	HEALTH CARE PROVIDERS & SERVICES — 4.9%
F5 Networks, Inc.(1)	147,981	6,642,867	Express Scripts, Inc.(1)	162,036	12,949,917
Juniper Networks, Inc.(1)	146,204	3,729,664	Health Management
QUALCOMM, Inc.	232,867	9,643,023	Associates, Inc., Class A(1)	693,952	4,233,107
		44,286,096	Medco Health
COMPUTERS & PERIPHERALS — 10.6%			Solutions, Inc.(1)	279,899	15,707,932
Apple, Inc.(1)	243,187	45,840,750	Tenet Healthcare Corp.(1)	1,668,873	8,544,630
EMC Corp.(1)	575,039	9,470,892			41,435,586
Hewlett-Packard Co.	472,371	22,418,728	HEALTH CARE TECHNOLOGY — 0.5%
Seagate Technology	571,912	7,978,172	athenahealth, Inc.(1)	112,267	4,222,362
STEC, Inc.(1)	145,003	3,091,464
		88,800,006

12

Giftrust
	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.7%			MULTILINE RETAIL — 3.0%
Ctrip.com International			J.C. Penney Co., Inc.	301,563	$ 9,990,782
Ltd. ADR(1)	85,317	$ 4,567,872	Kohl’s Corp.(1)	260,042	14,879,603
Las Vegas Sands Corp.(1)	539,713	8,144,269			24,870,385
Starbucks Corp.(1)	303,472	5,759,899	OIL, GAS & CONSUMABLE FUELS — 3.5%
Starwood Hotels & Resorts			Petrohawk Energy Corp.(1)	656,974	15,452,028
Worldwide, Inc.	147,459	4,285,158	Petroleo Brasileiro SA-
		22,757,198	Petrobras ADR	227,144	10,498,596
HOUSEHOLD PRODUCTS — 1.0%			Quicksilver Resources, Inc.(1)	273,488	3,336,554
Colgate-Palmolive Co.	102,750	8,079,232			29,287,178
INSURANCE — 0.8%			PERSONAL PRODUCTS — 0.6%
Aflac, Inc.	75,592	3,136,312	Mead Johnson Nutrition Co.,
Genworth Financial, Inc.,			Class A	119,775	5,035,341
Class A(1)	359,802	3,821,097	PHARMACEUTICALS — 2.5%
		6,957,409	Abbott Laboratories	405,721	20,517,311
INTERNET & CATALOG RETAIL — 0.7%			PROFESSIONAL SERVICES — 0.5%
priceline.com, Inc.(1)	38,195	6,026,789	Manpower, Inc.	83,460	3,956,839
INTERNET SOFTWARE & SERVICES — 5.7%			ROAD & RAIL — 2.3%
Equinix, Inc.(1)	53,554	4,569,227	J.B. Hunt Transport
Google, Inc., Class A(1)	61,554	33,000,330	Services, Inc.	141,704	4,259,622
MercadoLibre, Inc.(1)	98,520	3,526,031	Kansas City Southern(1)	255,685	6,195,248
Tencent Holdings Ltd.	395,300	6,898,856	Railamerica, Inc.(1)	188,458	2,218,151
		47,994,444	Union Pacific Corp.	121,168	6,681,203
IT SERVICES — 3.5%					19,354,224
Cognizant Technology			SEMICONDUCTORS & SEMICONDUCTOR
Solutions Corp., Class A(1)	143,387	5,541,908	EQUIPMENT — 3.9%
Global Payments, Inc.	104,423	5,140,744	Analog Devices, Inc.	170,803	4,377,681
MasterCard, Inc., Class A	26,291	5,758,255	Atheros
Visa, Inc., Class A	171,495	12,992,461	Communications, Inc.(1)	155,250	3,822,255
		29,433,368	Broadcom Corp., Class A(1)	221,658	5,898,319
LIFE SCIENCES TOOLS & SERVICES — 1.1%			NVIDIA Corp.(1)	339,231	4,057,203
Life Technologies Corp.(1)	192,010	9,057,112	Teradyne, Inc.(1)	489,793	4,099,567
MACHINERY — 2.8%			Texas Instruments, Inc.	287,411	6,739,788
Bucyrus International, Inc.	57,039	2,533,672	Varian Semiconductor
			Equipment Associates, Inc.(1)	127,794	3,628,072
Cummins, Inc.	95,819	4,125,966
Flowserve Corp.	40,115	3,939,694			32,622,885
Hitachi Construction			SOFTWARE — 6.3%
Machinery Co. Ltd.	194,100	4,503,230	Adobe Systems, Inc.(1)	134,162	4,419,296
Ingersoll-Rand plc	270,625	8,549,044	Citrix Systems, Inc.(1)	162,878	5,987,396
		23,651,606	Microsoft Corp.	1,153,633	31,990,243
METALS & MINING — 2.9%			Oracle Corp.	509,571	10,751,948
AK Steel Holding Corp.	259,403	4,116,726			53,148,883
Cliffs Natural Resources, Inc.	359,098	12,773,116
Vale SA ADR	131,274	3,346,174
Walter Energy, Inc.	68,123	3,985,195
		24,221,211

13

Giftrust
	Shares	Value		Shares	Value
SPECIALTY RETAIL — 3.2%			Temporary Cash Investments — 0.3%
Chico’s FAS, Inc.(1)	698,536	$ 8,347,505
			JPMorgan U.S. Treasury
Dick’s Sporting Goods, Inc.(1)	210,048	4,765,989	Plus Money Market Fund
Gymboree Corp.(1)	93,980	4,000,729	Agency Shares	43,039	$ 43,039
J. Crew Group, Inc.(1)	82,996	3,384,577	Repurchase Agreement, Bank of
O’Reilly Automotive, Inc.(1)	171,117	6,379,242	America Securities, LLC, (collateralized
			by various U.S. Treasury obligations,
		26,878,042	1.875%-3.625%, 7/15/13-4/15/28,
TEXTILES, APPAREL & LUXURY GOODS — 1.2%			valued at $2,057,139), in a joint
Fuqi International, Inc.(1)	158,542	3,248,526	trading account at 0.05%,
			dated 10/30/09, due 11/2/09
Warnaco Group, Inc. (The)(1)	168,121	6,813,944	(Delivery value $2,000,008)		2,000,000
		10,062,470	TOTAL TEMPORARY
TOBACCO — 2.8%			CASH INVESTMENTS
Altria Group, Inc.	246,406	4,462,413	(Cost $2,043,039)		2,043,039
Philip Morris			TOTAL INVESTMENT
International, Inc.	404,384	19,151,626	SECURITIES — 100.3%
		23,614,039	(Cost $665,652,534)		840,212,504
			OTHER ASSETS
TRADING COMPANIES & DISTRIBUTORS — 0.5%			AND LIABILITIES — (0.3)%		(2,373,083)
Fastenal Co.	126,799	4,374,565	TOTAL NET ASSETS — 100.0%		$837,839,421
WIRELESS TELECOMMUNICATION SERVICES — 1.4%
Millicom International
Cellular SA(1)	57,194	3,583,776
SBA Communications Corp.,
Class A(1)	273,291	7,709,539
		11,293,315
TOTAL COMMON STOCKS
(Cost $663,609,495)		838,169,465

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
222,244,500 JPY for USD	11/30/09	$2,469,313	$(29,425)
(Value on Settlement Date $2,439,888)

Notes to Schedule of Investments
ADR = American Depositary Receipt
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $665,652,534)	$840,212,504
Cash	6,618
Receivable for investments sold	13,431,254
Receivable for capital shares sold	25,307
Dividends and interest receivable	612,495
854,288,178

Liabilities
Payable for investments purchased	15,571,762
Payable for capital shares redeemed	104,022
Payable for forward foreign currency exchange contracts	29,425
Accrued management fees	743,548
16,448,757

Net Assets	$837,839,421

Capital Shares, $0.01 Par Value
Authorized	200,000,000
Outstanding	40,168,872

Net Asset Value Per Share	$20.86

Net Assets Consist of:
Capital (par value and paid-in surplus)	$858,413,764
Undistributed net investment income	29,425
Accumulated net realized loss on investment and
foreign currency transactions	(195,134,936)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	174,531,168
$837,839,421

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,020)	$ 8,914,326
Interest	3,556
8,917,882

Expenses:
Management fees	7,483,126
Directors’ fees and expenses	29,315
Other expenses	1,134
7,513,575

Net investment income (loss)	1,404,307

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(166,421,591)
Foreign currency transactions	(1,537,289)
(167,958,880)

Change in net unrealized appreciation (depreciation) on:
Investments	240,300,977
Translation of assets and liabilities in foreign currencies	(540,477)
239,760,500

Net realized and unrealized gain (loss)	71,801,620

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,205,927

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 1,404,307	$ (5,838,494)
Net realized gain (loss)	(167,958,880)	(13,344,342)
Change in net unrealized appreciation (depreciation)	239,760,500	(515,303,606)
Net increase (decrease) in net assets resulting from operations	73,205,927	(534,486,442)

Distributions to Shareholders
From net investment income	(2,424,540)	—

Capital Share Transactions
Proceeds from shares sold	6,747,149	10,453,508
Proceeds from reinvestment of distributions	2,404,219	—
Payments for shares redeemed	(45,864,082)	(93,410,238)
Net increase (decrease) in net assets from capital share transactions	(36,712,714)	(82,956,730)

Net increase (decrease) in net assets	34,068,673	(617,443,172)

Net Assets
Beginning of period	803,770,748	1,421,213,920
End of period	$837,839,421	$ 803,770,748

Undistributed net investment income	$29,425	$585,494

Transactions in Shares of the Fund
Sold	382,429	377,995
Issued in reinvestment of distributions	148,502	—
Redeemed	(2,490,790)	(3,326,738)
Net increase (decrease) in shares of the fund	(1,959,859)	(2,948,743)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in equity securities of companies of any size that management believes will increase in value over time. Prior to March 1, 2009, the fund invested primarily in equity securities of medium-sized and smaller companies. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund is 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc. and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, were $1,256,239,997 and $1,277,427,841, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$770,532,480	—	—
Foreign Common Stocks	51,487,051	$16,149,934	—
Temporary Cash Investments	43,039	2,000,000	—
Total Value of Investment Securities	$822,062,570	$18,149,934	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$ (29,425)	—

5. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, the fund participated in forward foreign currency exchange contracts.

The value of foreign currency risk derivatives as of October 31, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $29,425 in payable for forward foreign currency exchange contracts. For the year ended October 31, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(1,634,548) in net realized gain (loss) on foreign currency transactions and $(522,510) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

6. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are also certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$(2,424,540)	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$670,640,814
Gross tax appreciation of investments	$179,948,517
Gross tax depreciation of investments	(10,376,827)
Net tax appreciation (depreciation) of investments	$169,571,690
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$623
Net tax appreciation (depreciation)	$169,572,313
Undistributed ordinary income	—
Accumulated capital losses	$(190,146,656)

22

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,183,412), $(7,528,594) and $(180,434,650) expire in 2011, 2016 and 2017, respectively.

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, the fund hereby designates ordinary income distributions of $2,424,540, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

23

Financial Highlights

Giftrust

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$19.08	$31.53	$20.13	$17.28	$13.81
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	(0.13)	(0.14)	(0.05)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.81	(12.32)	11.54	2.90	3.55
Total From Investment Operations	1.84	(12.45)	11.40	2.85	3.47
Distributions
From Net Investment Income	(0.06)	—	—	—	—
Net Asset Value, End of Period	$20.86	$19.08	$31.53	$20.13	$17.28

Total Return(2)	9.72%	(39.49)%	56.63%	16.49%	25.13%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.19%	(0.48)%	(0.57)%	(0.22)%	(0.46)%
Portfolio Turnover Rate	167%	171%	147%	229%	223%
Net Assets, End of Period (in millions)	$838	$804	$1,421	$985	$927
(1)	Computed using average shares outstanding throughout the period
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Giftrust Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

25

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

26

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

27

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Giftrust (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

29

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges

30

presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the top decile of its peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s

31

financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was in the lowest quartile of the total expense ratios of its peer group.

32

In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67032S

Annual Report
October 31, 2009

American Century Investments

Select Fund

Capital Growth Fund

Focused Growth Fund

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Select
Performance	5
Portfolio Commentary	7
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	9

Capital Growth
Performance	10
Portfolio Commentary	12
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	14

Focused Growth
Performance	15
Portfolio Commentary	17
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	19

Fundamental Equity
Performance	20
Portfolio Commentary	22
Top Ten Holdings, Top Five Industries and
Types of Investments in Portfolio	24

Shareholder Fee Examples	25

Financial Statements
Schedule of Investments	28
Statement of Assets and Liabilities	40
Statement of Operations	42
Statement of Changes in Net Assets	43
Notes to Financial Statements	45
Financial Highlights	58
Report of Independent Registered Public Accounting Firm	82

Other Information
Management	83
Approval of Management Agreements	86
Additional Information	91
Index Definitions	92

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

Performance

Select

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	17.77%	-0.22%	-2.75%	11.96%	6/30/71(1)
Russell 1000 Growth Index(2)	17.51%	1.27%	-3.39%	N/A(3)	—
Institutional Class	18.00%	-0.03%	-2.55%	3.19%	3/13/97
A Class(4)					8/8/97
No sales charge*	17.47%	-0.47%	-2.99%	1.18%
With sales charge*	10.71%	-1.65%	-3.56%	0.69%
B Class					1/31/03
No sales charge*	16.60%	-1.23%	—	2.21%
With sales charge*	12.60%	-1.44%	—	2.21%
C Class	16.58%	-1.23%	—	2.22%	1/31/03
R Class	17.17%	—	—	-3.04%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3) Benchmark began 12/29/78.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Select

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	7.64%	-28.93%	-17.11%	17.11%	3.05%	6.67%	-1.55%	28.37%	-37.71%	17.77%
Russell 1000
Growth Index	9.33%	-39.95%	-19.62%	21.81%	3.38%	8.81%	10.84%	19.23%	-36.95%	17.51%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.00%	0.80%		1.25%		2.00%		2.00%		1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Select

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Select returned 17.77%* for the 12 months ended October 31, 2009, compared with the 17.51% return of its benchmark, the Russell 1000 Growth Index, and the 9.80%** return of the S&P 500 Index, a broader stock market measure.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses. In this market environment, Select outperformed both the broader market (as measured by the S&P 500 Index) and its primary benchmark, the Russell 1000 Index.

Within the portfolio, effective security selection in the industrials sector accounted for the bulk of Select’s outperformance relative to the benchmark. Stock selection in the energy and information technology sectors also helped relative returns. Poor stock decisions in the consumer discretionary and materials sectors offset part of this relative performance.

Industrials Contributed

Stock choices in the industrials sector were a key source of outperformance for Select. Avoiding railroad stocks, in particular, contributed meaningfully to the portfolio’s returns compared with the benchmark. Rail traffic slowed during the reporting period as reduced production in the manufacturing sector led to lower shipping volumes, hurting the share prices of railroad companies in the benchmark.

Elsewhere in the industrials sector, stock selection in the aerospace and defense industry helped relative performance. Here, Select sidestepped a handful of benchmark laggards, while holding an overweight stake in Rockwell Collins Inc., whose share price climbed. The manufacturer of communications and aviation electronics for military and commercial customers effectively managed costs in its commercial aerospace business and continued to win a number of new military contracts in its defense division.

Select also benefited from companies that are well positioned to benefit from the expected rise in demand for alternative energy and investment in the global utility grid. Swiss power systems producer ABB, in particular, is a key participant in the upgrade and build-out of the global power infrastructure. Not a benchmark constituent, ABB contributed meaningfully to absolute and relative returns.

* All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index returns were 0.33% and -0.95% for the five- and 10-year periods ended October 31, 2009, respectively, and 9.72% since the fund’s inception.

Select

Energy, Information Technology Helped

The energy sector was another source of outperformance relative to Select’s benchmark. Within the oil, gas, and consumable fuels industry group, Select focused on Occidental Petroleum. The oil and gas exploration and production company has a low risk profile compared with its peers, with an emphasis on developing existing oil wells rather than on new exploration. The portfolio also benefited from avoiding diversified oil company Exxon Mobil, whose share price underperformed the index during the period.

Within the information technology sector, an overweight allocation to computers and peripherals generated favorable results. Consumer electronics company Apple, which continued to experience success with its iPhone, was a key contributor to absolute returns. Elsewhere in the technology sector, the portfolio held a large stake in Baidu, China’s dominant Internet search engine. Not a member of the benchmark, Baidu contributed significantly to absolute and relative gains.

Consumer Discretionary, Materials Detracted, but Some Holdings Contributed

Stock selection in the consumer discretionary sector weighed on Select’s relative returns. The portfolio completely avoided the Internet and catalog retail industry, a decision that proved detrimental. The industry group by far outperformed all other industries in the sector as investors’ appetite for risk increased in the reporting period. Poor stock selection among media stocks also trimmed returns. Here, the portfolio held an overweight stake in entertainment company Walt Disney Co., which suffered from underperfor-mance in its studio production business.

Within the materials sector, Select maintained an overweight stake in chemicals company Monsanto. Although it had benefited portfolio returns in past reporting periods, Monsanto’s share price declined during the recent period as lower prices and diminished demand for its Roundup herbicide resulted in a weaker near-term earnings outlook. Elsewhere in the materials sector, effective stock selection in the metals and mining industry group helped absolute and relative performance. Within the group, the portfolio focused on one position—Freeport-McMoRan Copper & Gold—whose share price soared 152%.

Starting Point for Next Reporting Period

The reporting period was a very difficult environment for growth and momentum oriented investment styles. Select’s investment process, which emphasizes these characteristics, experienced a significant headwind as a result. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength and attractive valuations will outperform in the long term.

Select

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Apple, Inc.	4.1%	3.1%
Google, Inc., Class A	3.9%	3.0%
Microsoft Corp.	2.9%	2.5%
Coca-Cola Co. (The)	2.8%	2.7%
Hewlett-Packard Co.	2.8%	2.6%
Wal-Mart Stores, Inc.	2.7%	2.5%
Franklin Resources, Inc.	2.5%	1.3%
MasterCard, Inc., Class A	2.4%	2.2%
Medco Health Solutions, Inc.	2.4%	2.1%
EMC Corp.	2.3%	2.1%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	10.7%	8.7%
Software	7.4%	8.6%
Internet Software & Services	5.4%	4.0%
Food & Staples Retailing	5.0%	4.8%
Pharmaceuticals	4.7%	2.8%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	91.1%	87.9%
Foreign Common Stocks(1)	8.7%	11.6%
Total Common Stocks	99.8%	99.5%
Temporary Cash Investments	0.1%	0.6%
Other Assets and Liabilities	0.1%	(0.1)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Performance

Capital Growth

Total Returns as of October 31, 2009
		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
A Class				2/27/04
No sales charge*	15.32%	1.97%	1.54%
With sales charge*	8.64%	0.78%	0.48%
Russell 1000 Growth Index(1)	17.51%	1.27%	0.45%	—
Investor Class	15.58%	—	0.49%	7/29/05
Institutional Class	15.70%	—	0.66%	7/29/05
B Class				2/27/04
No sales charge*	14.46%	1.21%	0.78%
With sales charge*	10.46%	1.02%	0.61%
C Class	14.46%	1.21%	0.78%	2/27/04
R Class	14.97%	—	-0.02%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Capital Growth

One-Year Returns Over Life of Class
Periods ended October 31
		2004*	2005	2006	2007	2008	2009
A Class (no sales charge)		-1.10%	7.08%	11.24%	21.40%	-33.88%	15.32%
Russell 1000 Growth Index		-3.70%	8.81%	10.84%	19.23%	-36.95%	17.51%
* From 2/27/04, the A Class’s inception date. Not annualized. Capital Growth A Class’s initial investment is $9,425 to reflect the maximum 5.75%
initial sales charge.

Total Annual Fund Operating Expenses
Institutional
Investor Class	Class	A Class		B Class	C Class	R Class
1.01%	0.81%	1.26%		2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Capital Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Capital Growth gained 15.32%* in the 12 months ended October 31, 2009. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 17.51%. However, the portfolio continues to outperform its benchmark for the five years ended in October and for the period since its February 27, 2004, inception (see page 10).

The portfolio enjoyed double-digit returns during a remarkable period that included the depths of the credit crisis and subsequent rebound by financial markets (see the Market Perspective on page 4). In terms of absolute returns, holdings in the information technology sector contributed most; no sector detracted from absolute performance. Relative to its benchmark, positioning in the energy sector hurt most, while consumer discretionary shares were the leading contributors for the 12 months.

Energy Shares Detracted Most

Energy shares were the leading detractors from relative performance, as it hurt to be underweight oil services stocks during the first half of the fiscal year. Oil services companies outperformed the exploration and production companies we favored during that time. The largest single detractor from relative results was Devon Energy, which was hurt by declining prices for natural gas. We eliminated the position. In addition, it hurt to be under-represented in shares of Exxon Mobil early in the fiscal year. In the energy equipment and services industry segment, the leading detractor was oil rig operator Transocean, which underperformed because of slack demand for its deep-ocean rigs.

Other Detractors

In information technology, positioning among IT services companies detracted most from performance. The leading detractor was Global Payments, whose earnings were hurt by difficult macroeconomic conditions and negative currency effects. Exposure to consumer credit firm Visa and game maker Activision Blizzard also detracted from relative results. In addition, it hurt to be underrepresented in shares of IBM, Cognizant Technology Solutions, and Adobe Systems.

Stock selection and an underweight position meant materials shares also detracted. Chemical firm Mosaic was the leading detractor in the sector. Positioning in the health care sector also hurt relative performance, led by holdings in the pharmaceutical and health care equipment industries. In general, performance in the sector reflected a trend evident across the market—the higher-beta, higher-volatility shares that underper-formed in 2008 and early 2009 generally did best in the rally since March. Higher-quality, lower-beta securities—including many in the health care sector—did not participate fully in the rebound. The leading individual

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

Capital Growth

detractors in this space were pharmaceutical companies Schering-Plough—which was acquired at a premium and to which the portfolio had no exposure—and Abbott Laboratories.

Key Contributors

The largest contribution to relative return by far came from stock choices among consumer discretionary shares. Specialty retailer J. Crew Group was the number-one contributor to relative results for the year, thanks to good sales trends and margin control. Mid-price retailer Kohl’s was another key contributor after demonstrating stronger same-store sales and margins in recent quarters. Auto component manufacturer BorgWarner also helped relative results. The Capital Growth management team added to this position late in 2008 when the stock underperformed. That helped performance in 2009, as the shares benefited from a return of investor focus to the growing demand for more fuel-efficient, cleaner-burning engines. Among other notable contributors in the sector were CarMax, Advance Auto Parts, and O’Reilly Automotive.

The portfolio also benefited from a number of holdings in the industrial sector. Valmont Industries was the key contributor in this space, driven by strong demand for its products relating to cellular towers, power poles, and mechanized irrigation systems. Commercial truck manufacturer Navistar International was another source of strength, as these economically sensitive shares benefited from signs of economic stability in 2009.

Other stocks making significant contributions to relative return were multinational semiconductor firm Marvell Technology Group and chemicals and materials firm Celanese. Marvell benefited from better pricing for its computer chips. Celanese enjoyed cost advantages over its competitors and provided a more favorable outlook than expected.

Outlook

Despite the volatile investment climate of recent years, the portfolio managers continue to work to consistently execute their disciplined process. They recognize that each environment presents its own unique challenges; nevertheless, their emphasis on stock selection as the principal generator of alpha (excess return above a market benchmark) and focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2009, they found opportunity in the consumer discretionary, health care, and financials sectors, the portfolio’s largest overweight positions. The most notable sector underweights were in industrials and materials shares.

Capital Growth

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Microsoft Corp.	4.7%	3.6%
Google, Inc., Class A	3.8%	2.7%
Apple, Inc.	3.5%	2.7%
Abbott Laboratories	2.9%	2.1%
Coca-Cola Co. (The)	2.7%	2.4%
PepsiCo, Inc.	2.6%	1.6%
Cisco Systems, Inc.	2.6%	2.0%
Procter & Gamble Co. (The)	2.3%	1.3%
Express Scripts, Inc.	2.0%	1.4%
Hewlett-Packard Co.	1.9%	1.5%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	9.7%	5.8%
Software	7.5%	6.7%
Communications Equipment	5.9%	5.6%
Pharmaceuticals	5.4%	2.6%
Beverages	5.3%	4.0%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Common Stocks	98.2%	98.3%
Temporary Cash Investments	1.2%	1.7%
Other Assets and Liabilities	0.6%	—(1)
(1) Category is less than 0.05% of total net assets.

Performance

Focused Growth

Total Returns as of October 31, 2009
		Average Annual
		Returns
	1 year	Since Inception	Inception Date
Investor Class	13.77%	0.56%	2/28/05
Russell 1000 Growth Index(1)	17.51%	0.31%	—
Institutional Class	14.00%	-10.38%	9/28/07
A Class			9/28/07
No sales charge*	13.48%	-10.78%
With sales charge*	6.97%	-13.28%
B Class			9/28/07
No sales charge*	12.68%	-11.43%
With sales charge*	8.68%	-13.09%
C Class	12.68%	-11.43%	9/28/07
R Class	13.19%	-11.01%	9/28/07
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Focused Growth

One-Year Returns Over Life of Class
Periods ended October 31
		2005*	2006	2007	2008	2009
Investor Class		5.30%	9.13%	15.78%	-32.19%	13.77%
Russell 1000 Growth Index		3.62%	10.84%	19.23%	-36.95%	17.51%
*From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class		C Class	R Class
1.00%	0.80%	1.25%	2.00%		2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment approach may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Focused Growth

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 13.77%* during the 12 months ended October 31, 2009. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) rose 17.51%. The portfolio’s performance since its February 2005 inception exceeded that of its benchmark (additional performance comparisons can be seen on page 15).

The portfolio enjoyed double-digit returns during a remarkable period that included the depths of the credit crisis and subsequent rebound by financial markets (see the Market Perspective on page 4). In terms of absolute returns, the leading contributors and detractors were information technology and energy shares, respectively. Relative to the benchmark, positioning in the energy and financials sectors hurt most, while consumer staples and information technology shares were the leading contributors to relative results for the 12 months.

Energy, Financial Shares Detracted Most

Stock choices made energy shares the leading detractors from relative performance. In particular, it hurt to be underweight oil services stocks in favor of exploration and production companies during the first half of the fiscal year. The largest single detractor from relative results was Devon Energy, which was hurt by declining prices for natural gas. We eliminated the position. In addition, it hurt to be underrepresented in shares of Alpha Natural Resources and Occidental Petroleum.

Financial shares were another source of weakness. Insurers Chubb Corporation and Hartford Financial Services—which held up relatively well at the height of the credit crisis—lagged in the market recovery since March. In addition, both suffered from the poor pricing environment for property and casualty insurers. The management team reduced their exposure to these stocks over the course of the fiscal year, but not before the positions hurt relative results.

Other Detractors

Holdings in the health care sector also detracted from relative return. Performance in this sector is illustrative of a theme evident across the market, as riskier, higher-volatility shares that underperformed in 2008 and early 2009 rebounded sharply, while relatively “safe,” higher-quality securities—including many in the health care sector—lagged more aggressive investments since about March 2009. A good example was the portfolio’s long-held stake in health care equipment firm Becton Dickinson, which lagged because it tends to be less economically sensitive. In addition, late in the fiscal year, Becton said foreign currency effects would hurt future earnings, which further weighed on the stock. In the biotechnology space, it hurt to have exposure to Amgen and Myriad Genetics, which pre-announced poor earnings. Other notable detractors were scientific tools

*All fund returns referenced in this commentary are for Investor Class shares.

Focused Growth

provider Thermo Fisher Scientific, which underperformed, and pharmaceutical company Schering-Plough, which was acquired at a premium and to which the portfolio had no exposure.

Two of the top-three individual detractors were in the industrials sector. The leading detractor in this space was Union Pacific, which saw shipping volumes and revenues decline in the difficult economic climate. Defense contractor Raytheon was another notable detractor.

Key Contributors

Stock selection and an underweight position in the lagging consumer staples sector made these shares the leading contributors to relative return. Among staples shares, it helped to avoid the defensive-oriented food and staples retailing, tobacco, and beverages segments. In particular, the portfolio was underrepresented in the poor-performing shares of Wal-Mart, PepsiCo, Altria Group, Philip Morris International, and Costco Wholesale, among others.

Information technology shares also made an important contribution to relative results, driven by positioning in the computers and peripherals and semiconductor industries. The sector was home to the leading individual contributor to relative results in foreign-based chip maker Marvell Technology Group, which benefited from better pricing in its disk drive business. Other notable contributors for the 12 months were Apple, Western Digital, EMC, and NetApp.

Another key contribution to relative return came from stock choices among consumer discretionary shares. Mid-price retailer Kohl’s was a top-10 contributor after demonstrating stronger same-store sales and margins in recent quarters. Auto component manufacturer BorgWarner helped relative results, as did specialty retailer Advance Auto Parts.

Outlook

Despite the volatile investment climate of recent years, the portfolio managers continue to work to consistently execute their disciplined process. They recognize that each environment presents its own unique challenges; nevertheless, their emphasis on stock selection as the principal generator of alpha (excess return above a market benchmark) and focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2009, they found opportunity in the consumer discretionary and information technology sectors, the portfolio’s largest overweight positions. The most notable sector underweights were in consumer staples and materials shares.

Focused Growth

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Coca-Cola Co. (The)	4.7%	3.8%
Apple, Inc.	4.6%	3.6%
Abbott Laboratories	4.3%	0.8%
QUALCOMM, Inc.	3.6%	3.9%
International Business Machines Corp.	3.5%	—
Google, Inc., Class A	3.5%	1.9%
Microsoft Corp.	3.5%	0.5%
Express Scripts, Inc.	3.3%	2.8%
Amgen, Inc.	3.1%	1.0%
Illinois Tool Works, Inc.	3.0%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	11.0%	6.8%
Software	7.1%	3.9%
Pharmaceuticals	6.9%	3.1%
Food Products	6.6%	3.7%
Multiline Retail	4.9%	3.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	95.1%	91.2%
Foreign Common Stocks(1)	3.2%	6.5%
Total Common Stocks	98.3%	97.7%
Temporary Cash Investments	—	2.6%
Other Assets and Liabilities	1.7%	(0.3)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Performance

Fundamental Equity

Total Returns as of October 31, 2009
		Average Annual
		Returns
	1 year	Since Inception	Inception Date
A Class			11/30/04
No sales charge*	8.00%	3.01%
With sales charge*	1.83%	1.78%
S&P 500 Index(1)	9.80%	-0.47%	—
Investor Class	8.16%	1.68%	7/29/05
Institutional Class	8.47%	1.89%	7/29/05
B Class			11/30/04
No sales charge*	7.17%	2.22%
With sales charge*	3.17%	1.84%
C Class	7.06%	2.22%	11/30/04
R Class	7.64%	1.16%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Fundamental Equity

One-Year Returns Over Life of Class
Periods ended October 31
		2005*	2006	2007	2008	2009
A Class (no sales charge)		10.30%	20.12%	23.88%	-34.73%	8.00%
S&P 500 Index		4.49%	16.34%	14.56%	-36.10%	9.80%
* From 11/30/04, the A Class’s inception date. Not annualized. Fundamental Equity A Class’s initial investment is $9,425 to reflect the maximum
5.75% initial sales charge.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class		C Class	R Class
1.02%	0.82%	1.27%	2.02%		2.02%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Fundamental Equity

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 8.00%* for the 12 months ended October 31, 2009. Its benchmark, the S&P 500 Index, returned 9.80% over the same time frame. The portfolio’s performance since its inception in November 2004, however, continued to outpace that of its benchmark (additional performance comparisons are listed on page 20).

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses.

Within the portfolio, poor security selection in the health care, utilities, and consumer staples sectors accounted for the bulk of underperformance relative to the benchmark. Holdings in the materials, financials, and industrials sectors partially offset those losses.

Health Care Detracted

The health care sector was the largest source of Fundamental Equity’s under-performance relative to its benchmark. The portfolio maintained detrimental overweight positions in several underperforming pharmaceutical companies, including Abbott Laboratories. At the same time, the portfolio had an underweight position and poor timing in holding Schering-Plough, whose share price gained 93% in the reporting period as it became a takeover target of Merck. Poor stock choices also included an overweight position in Amgen. The biotechnology company’s share price slumped amid investor concerns that its potential blockbuster drug Prolia would take longer than originally anticipated to reach its sales potential in the market.

Utilities, Consumer Staples Lagged

In the utilities sector, an overweight stake in electric utility FirstEnergy weighed on performance. The company’s earnings fell as a weak economy, combined with unusually mild summer weather, curbed demand for electricity. Electric utility Pepco Holdings further trimmed results. Multi-utility CenterPoint Energy also hurt portfolio returns as it revised down earnings guidance in the face of a slow economy.

In the consumer staples sector, the portfolio’s overweight stake in Archer Daniels Midland benefited absolute returns, but poor timing resulted in underperformance compared with its returns in the benchmark.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

Fundamental Equity

Materials, Financials, and Industrials Contributed

Stock selection in the materials sector helped absolute and relative returns. In the containers and packaging group, non-benchmark holding Crown Holdings was a meaningful contributor to relative performance. An overweight position in paper and products company International Paper also added to returns.

Within the financials sector, the portfolio was rewarded for an underweight allocation to the underperforming diversified financial services and commercial bank sectors while many companies in these groups struggled with credit losses, as well as good timing in owning some companies that rebounded. The portfolio’s low exposure to Citigroup compared with the benchmark made a key contribution to relative performance. Fundamental Equity also enjoyed good timing in holding JPMorgan Chase, whose share price gained 65% during the time it was held in the portfolio but returned a modest 3% for the entire reporting period in the benchmark. Similarly, the portfolio held U.S. Bancorp while the company’s share price climbed 61%, although for the entire reporting period, its share price fell 20%.

Within the insurance group, Aflac, Inc. and Unum Group were among several overweight holdings that benefited performance.

General Electric, which is categorized as an industrial conglomerate, under-performed during the reporting period due to credit losses in its finance arm. Fundamental Equity’s underweight allocation to GE represented its largest individual contribution to relative performance during the period.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The managers use a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of the current market volatility and difficult environment, we will remain focused on our methodology of identifying attractively valued companies.

Fundamental Equity

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Exxon Mobil Corp.	4.1%	4.5%
JPMorgan Chase & Co.	3.1%	1.7%
International Business Machines Corp.	2.8%	2.2%
Cisco Systems, Inc.	2.7%	2.8%
Pfizer, Inc.	2.6%	2.4%
Procter & Gamble Co. (The)	2.4%	2.6%
Apple, Inc.	2.2%	1.6%
Amgen, Inc.	2.0%	2.2%
Johnson & Johnson	1.9%	2.0%
Honeywell International, Inc.	1.8%	1.9%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Oil, Gas & Consumable Fuels	10.3%	10.9%
Pharmaceuticals	8.4%	9.0%
IT Services	4.3%	5.0%
Diversified Financial Services	4.3%	2.7%
Computers & Peripherals	4.1%	3.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Common Stocks & Futures	98.5%	98.6%
Temporary Cash Investments	1.8%	1.5%
Other Assets and Liabilities	(0.3)%	(0.1)%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Select
Actual
Investor Class	$1,000	$1,195.90	$5.53	1.00%
Institutional Class	$1,000	$1,197.00	$4.43	0.80%
A Class	$1,000	$1,194.40	$6.91	1.25%
B Class	$1,000	$1,189.80	$11.04	2.00%
C Class	$1,000	$1,189.60	$11.04	2.00%
R Class	$1,000	$1,192.90	$8.29	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
Capital Growth
Actual
Investor Class	$1,000	$1,179.00	$5.55	1.01%
Institutional Class	$1,000	$1,179.20	$4.45	0.81%
A Class	$1,000	$1,178.10	$6.92	1.26%
B Class	$1,000	$1,172.80	$11.01	2.01%
C Class	$1,000	$1,174.30	$11.02	2.01%
R Class	$1,000	$1,175.80	$8.28	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period,

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Focused Growth
Actual
Investor Class	$1,000	$1,167.10	$5.46	1.00%
Institutional Class	$1,000	$1,168.70	$4.37	0.80%
A Class	$1,000	$1,165.60	$6.82	1.25%
B Class	$1,000	$1,162.90	$10.90	2.00%
C Class	$1,000	$1,162.90	$10.90	2.00%
R Class	$1,000	$1,165.60	$8.19	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
Fundamental Equity
Actual
Investor Class	$1,000	$1,187.60	$5.57	1.01%
Institutional Class	$1,000	$1,188.60	$4.47	0.81%
A Class	$1,000	$1,186.50	$6.94	1.26%
B Class	$1,000	$1,181.40	$11.05	2.01%
C Class	$1,000	$1,181.40	$11.05	2.01%
R Class	$1,000	$1,184.70	$8.32	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%
*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Select

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.8%			ELECTRICAL EQUIPMENT — 3.6%
			ABB Ltd. ADR(1)	1,438,092	$ 26,647,845
AEROSPACE & DEFENSE — 3.3%
General Dynamics Corp.	493,548	$ 30,945,460	Emerson Electric Co.	827,421	31,235,142
Rockwell Collins, Inc.	431,104	21,719,019			57,882,987
		52,664,479	ENERGY EQUIPMENT & SERVICES — 2.6%
BEVERAGES — 4.4%			Schlumberger Ltd.	412,367	25,649,227
Coca-Cola Co. (The)	861,270	45,914,304	Transocean Ltd.(1)	204,221	17,136,184
Diageo plc	1,556,791	25,373,021			42,785,411
		71,287,325	FOOD & STAPLES RETAILING — 5.0%
BIOTECHNOLOGY — 2.3%			Costco Wholesale Corp.	307,548	17,484,104
Genzyme Corp.(1)	161,000	8,146,600	CVS Caremark Corp.	516,944	18,248,123
Gilead Sciences, Inc.(1)	697,800	29,691,390	Wal-Mart Stores, Inc.	892,536	44,341,188
		37,837,990			80,073,415
CAPITAL MARKETS — 4.4%			HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Bank of New York			Baxter International, Inc.	368,700	19,931,922
Mellon Corp. (The)	1,157,176	30,850,312	Medtronic, Inc.	537,300	19,181,610
Franklin Resources, Inc.	378,919	39,646,295			39,113,532
		70,496,607	HEALTH CARE PROVIDERS & SERVICES — 4.2%
CHEMICALS — 2.9%			Medco Health
			Solutions, Inc.(1)	700,115	39,290,454
Monsanto Co.	435,100	29,230,018
Potash Corp. of			UnitedHealth Group, Inc.	1,124,374	29,177,505
Saskatchewan, Inc.	194,053	18,004,237			68,467,959
		47,234,255	HOTELS, RESTAURANTS & LEISURE — 3.9%
COMMERCIAL SERVICES & SUPPLIES — 0.4%			International Game
Stericycle, Inc.(1)	114,300	5,985,891	Technology	1,124,800	20,066,432
COMMUNICATIONS EQUIPMENT — 4.2%			McDonald’s Corp.	475,655	27,878,140
			Yum! Brands, Inc.	438,359	14,443,929
Cisco Systems, Inc.(1)	1,627,456	37,187,369
					62,388,501
QUALCOMM, Inc.	742,490	30,746,511	HOUSEHOLD DURABLES — 0.4%
		67,933,880	Harman International
COMPUTERS & PERIPHERALS — 10.7%			Industries, Inc.	176,200	6,626,882
Apple, Inc.(1)	352,000	66,352,000	HOUSEHOLD PRODUCTS — 2.2%
EMC Corp.(1)	2,285,226	37,637,672	Colgate-Palmolive Co.	456,017	35,856,617
Hewlett-Packard Co.	940,625	44,642,063	INSURANCE — 1.1%
Teradata Corp.(1)	890,123	24,816,629	Travelers Cos., Inc. (The)	371,200	18,482,048
		173,448,364	INTERNET SOFTWARE & SERVICES — 5.4%
CONSTRUCTION & ENGINEERING — 0.3%			Baidu, Inc. ADR(1)	61,673	23,307,460
Fluor Corp.	106,100	4,712,962	Google, Inc., Class A(1)	118,338	63,443,369
DIVERSIFIED CONSUMER SERVICES — 0.9%					86,750,829
ITT Educational			IT SERVICES — 2.4%
Services, Inc.(1)	164,200	14,835,470
			MasterCard, Inc., Class A	180,579	39,550,413
DIVERSIFIED FINANCIAL SERVICES — 2.8%			LEISURE EQUIPMENT & PRODUCTS — 1.1%
CME Group, Inc.	57,988	17,547,748	Hasbro, Inc.	654,453	17,846,933
Hong Kong Exchanges
and Clearing Ltd.	537,000	9,440,325	MACHINERY — 1.1%
JPMorgan Chase & Co.	447,679	18,699,552	Parker-Hannifin Corp.	337,637	17,881,256
		45,687,625

Select
	Shares	Value		Shares	Value
METALS & MINING — 1.1%			SPECIALTY RETAIL — 3.8%
Freeport-McMoRan			Lowe’s Cos., Inc.	1,631,700	$ 31,932,369
Copper & Gold, Inc.(1)	253,300	$ 18,582,088	TJX Cos., Inc. (The)	789,421	29,484,874
MULTILINE RETAIL — 0.9%					61,417,243
Kohl’s Corp.(1)	256,800	14,694,096	TEXTILES, APPAREL & LUXURY GOODS — 0.9%
OIL, GAS & CONSUMABLE FUELS — 2.4%			Coach, Inc.	424,300	13,989,171
EOG Resources, Inc.	111,900	9,137,754	TOBACCO — 1.8%
Occidental Petroleum Corp.	397,008	30,124,967	Philip Morris
		39,262,721	International, Inc.	617,174	29,229,361
PERSONAL PRODUCTS — 0.8%			TRANSPORTATION INFRASTRUCTURE — 0.3%
Mead Johnson			China Merchants Holdings
Nutrition Co., Class A	311,388	13,090,752	International Co. Ltd.	1,539,973	4,917,663
PHARMACEUTICALS — 4.7%			TOTAL COMMON STOCKS
Abbott Laboratories	507,197	25,648,952	(Cost $1,527,007,147)		1,614,891,991
Allergan, Inc.	472,390	26,571,938	Temporary Cash Investments — 0.1%
Johnson & Johnson	389,680	23,010,604	JPMorgan U.S. Treasury
		75,231,494	Plus Money Market Fund
PROFESSIONAL SERVICES — 1.1%			Agency Shares	89,080	89,080
Robert Half			Repurchase Agreement, Bank of America
International, Inc.	660,959	15,334,249	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 1.875%-3.625%,
Verisk Analytics, Inc.,			7/15/13-4/15/28, valued at $1,234,284),
Class A(1)	72,486	1,988,291	in a joint trading account at 0.05%,
		17,322,540	dated 10/30/09, due 11/2/09
SEMICONDUCTORS & SEMICONDUCTOR			(Delivery value $1,200,005)		1,200,000
EQUIPMENT — 2.6%			TOTAL TEMPORARY
Applied Materials, Inc.	1,145,399	13,973,868	CASH INVESTMENTS
Linear Technology Corp.	1,084,100	28,056,508	(Cost $1,289,080)		1,289,080
		42,030,376	TOTAL INVESTMENT
			SECURITIES — 99.9%
SOFTWARE — 7.4%			(Cost $1,528,296,227)		1,616,181,071
Adobe Systems, Inc.(1)	1,010,500	33,285,870	OTHER ASSETS
Microsoft Corp.	1,699,930	47,139,059	AND LIABILITIES — 0.1%		1,614,850
Nintendo Co. Ltd.	65,400	16,677,056	TOTAL NET ASSETS — 100.0%		$1,617,795,921
Oracle Corp.	1,051,700	22,190,870
		119,292,855

Select

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
11,512,469	GBP for USD	11/30/09	$18,891,732	$ (23,322)
800,496,000	JPY for USD	11/30/09	8,894,145	(105,985)
			$27,785,877	$(129,307)
(Value on Settlement Date $27,656,570)

Notes to Schedule of Investments
ADR = American Depositary Receipt
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Capital Growth

OCTOBER 31, 2009
Shares		Value		Shares	Value
Common Stocks — 98.2%			COMPUTERS & PERIPHERALS — 9.7%
			Apple, Inc.(1)	7,000	$ 1,319,500
AEROSPACE & DEFENSE — 1.9%
Honeywell International, Inc.	7,400	$ 265,586	Dell, Inc.(1)	36,600	530,334
Rockwell Collins, Inc.	8,637	435,132	EMC Corp.(1)	22,500	370,575
		700,718	Hewlett-Packard Co.	14,941	709,100
AIR FREIGHT & LOGISTICS — 1.0%			Lexmark International, Inc.,
			Class A(1)	5,300	135,150
United Parcel Service, Inc.,
Class B	7,200	386,496	NetApp, Inc.(1)	12,025	325,276
AUTO COMPONENTS — 1.1%			QLogic Corp.(1)	15,500	271,870
BorgWarner, Inc.	14,100	427,512			3,661,805
BEVERAGES — 5.3%			CONSUMER FINANCE — 1.4%
Coca-Cola Co. (The)	19,300	1,028,883	American Express Co.	15,200	529,568
PepsiCo, Inc.	15,900	962,745	DIVERSIFIED — 0.7%
		1,991,628	iShares Russell 1000
BIOTECHNOLOGY — 3.9%			Growth Index Fund	5,700	260,604
Alexion			ELECTRICAL EQUIPMENT — 0.5%
Pharmaceuticals, Inc.(1)	4,566	202,776	Rockwell Automation, Inc.	4,922	201,556
Amgen, Inc.(1)	13,133	705,636	ELECTRONIC EQUIPMENT,
Gilead Sciences, Inc.(1)	8,700	370,185	INSTRUMENTS & COMPONENTS — 0.9%
Talecris Biotherapeutics			Jabil Circuit, Inc.	26,700	357,246
Holdings Corp.(1)	4,926	98,816	ENERGY EQUIPMENT & SERVICES — 1.3%
Vertex			Schlumberger Ltd.	6,600	410,520
Pharmaceuticals, Inc.(1)	2,800	93,968	Transocean Ltd.(1)	1,000	83,910
		1,471,381			494,430
CAPITAL MARKETS — 2.1%			FOOD & STAPLES RETAILING — 3.1%
Charles Schwab Corp. (The)	18,100	313,854	Walgreen Co.	16,800	635,544
Goldman Sachs			Wal-Mart Stores, Inc.	10,800	536,544
Group, Inc. (The)	2,800	476,476			1,172,088
		790,330	FOOD PRODUCTS — 3.7%
CHEMICALS — 1.4%			Archer-Daniels-Midland Co.	10,300	310,236
Airgas, Inc.	3,700	164,132	General Mills, Inc.	8,400	553,728
Celanese Corp., Series A	13,810	379,085	Kellogg Co.	10,395	535,758
		543,217			1,399,722
COMMERCIAL BANKS — 1.3%			HEALTH CARE EQUIPMENT & SUPPLIES — 4.4%
Wells Fargo & Co.	17,496	481,490	Alcon, Inc.	1,700	242,743
COMMUNICATIONS EQUIPMENT — 5.9%			Baxter International, Inc.	11,448	618,879
Arris Group, Inc.(1)	13,100	134,406	Becton, Dickinson & Co.	1,400	95,704
Cisco Systems, Inc.(1)	42,100	961,985	Covidien plc	6,600	277,992
F5 Networks, Inc.(1)	7,200	323,208	Edwards
Palm, Inc.(1)	10,407	120,825	Lifesciences Corp.(1)	4,168	320,686
QUALCOMM, Inc.	16,900	699,829	Gen-Probe, Inc.(1)	2,719	113,436
		2,240,253			1,669,440

Capital Growth
Shares		Value		Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.0%			OIL, GAS & CONSUMABLE FUELS — 2.9%
Express Scripts, Inc.(1)	9,300	$ 743,256	Apache Corp.	2,445	$ 230,123
HOTELS, RESTAURANTS & LEISURE — 1.1%			Exxon Mobil Corp.	4,514	323,518
Chipotle Mexican			Occidental Petroleum Corp.	5,337	404,972
Grill, Inc., Class A(1)	1,400	114,086	Quicksilver Resources, Inc.(1)	9,429	115,034
Starwood Hotels &					1,073,647
Resorts Worldwide, Inc.	9,801	284,817	PERSONAL PRODUCTS — 0.4%
		398,903	Mead Johnson Nutrition Co.,
HOUSEHOLD DURABLES — 1.1%			Class A	3,301	138,774
Whirlpool Corp.	5,700	408,063	PHARMACEUTICALS — 5.4%
HOUSEHOLD PRODUCTS — 3.1%			Abbott Laboratories	21,900	1,107,483
Colgate-Palmolive Co.	3,700	290,931	Johnson & Johnson	11,400	673,170
Procter & Gamble Co. (The)	15,092	875,336	Novo Nordisk A/S B Shares	3,900	242,538
		1,166,267			2,023,191
INDUSTRIAL CONGLOMERATES — 1.5%			ROAD & RAIL — 0.8%
3M Co.	7,600	559,132	Union Pacific Corp.	5,394	297,425
INSURANCE — 1.2%			SEMICONDUCTORS & SEMICONDUCTOR
Aflac, Inc.	10,700	443,943	EQUIPMENT — 2.6%
INTERNET & CATALOG RETAIL — 0.7%			Broadcom Corp., Class A(1)	7,100	188,931
Amazon.com, Inc.(1)	2,300	273,263	Cree, Inc.(1)	4,800	202,080
INTERNET SOFTWARE & SERVICES — 3.8%			Linear Technology Corp.	18,719	484,448
Google, Inc., Class A(1)	2,700	1,447,524	Skyworks Solutions, Inc.(1)	8,300	86,569
IT SERVICES — 1.2%					962,028
International Business			SOFTWARE — 7.5%
Machines Corp.	3,700	446,257	Adobe Systems, Inc.(1)	9,254	304,827
LIFE SCIENCES TOOLS & SERVICES — 0.7%			Microsoft Corp.	63,500	1,760,855
Thermo Fisher			Oracle Corp.	30,200	637,220
Scientific, Inc.(1)	5,800	261,000
			salesforce.com, inc.(1)	2,500	141,875
MACHINERY — 2.5%
Caterpillar, Inc.	2,400	132,144			2,844,777
Eaton Corp.	5,000	302,250	SPECIALTY RETAIL — 3.3%
			Abercrombie & Fitch Co.,
Illinois Tool Works, Inc.	11,248	516,508	Class A	7,500	246,150
		950,902	Chico’s FAS, Inc.(1)	14,000	167,300
MEDIA — 0.7%			Home Depot, Inc. (The)	12,000	301,080
Scripps Networks
Interactive, Inc., Class A	7,373	278,405	J. Crew Group, Inc.(1)	7,327	298,795
METALS & MINING — 1.4%			Lowe’s Cos., Inc.	12,027	235,368
Freeport-McMoRan					1,248,693
Copper & Gold, Inc.(1)	2,500	183,400	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Newmont Mining Corp.	8,162	354,721	Polo Ralph Lauren Corp.	2,312	172,059
		538,121	WIRELESS TELECOMMUNICATION SERVICES — 1.3%
MULTILINE RETAIL — 2.9%			American Tower Corp.,
			Class A(1)	12,800	471,296
Kohl’s Corp.(1)	8,300	474,926
Target Corp.	12,900	624,747	TOTAL COMMON STOCKS
			(Cost $32,199,763)		37,026,083
		1,099,673

Capital Growth
Shares	Value
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	42,117	$ 42,117
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.875%-3.625%,
7/15/13-4/15/28, valued at $411,428),
in a joint trading account at 0.05%,
dated 10/30/09, due 11/2/09
(Delivery value $400,002)	400,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $442,117)	442,117
TOTAL INVESTMENT
SECURITIES — 99.4%
(Cost $32,641,880)	37,468,200
OTHER ASSETS
AND LIABILITIES — 0.6%	216,796
TOTAL NET ASSETS — 100.0%	$37,684,996

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
790,920 DKK for USD	11/30/09	$156,310	$814
(Value on Settlement Date $157,124)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Focused Growth

OCTOBER 31, 2009
Shares		Value	Shares		Value
Common Stocks — 98.3%			FOOD & STAPLES RETAILING — 0.5%
AEROSPACE & DEFENSE — 0.8%			Walgreen Co.	1,728	$ 65,370
Honeywell International, Inc.	2,755	$ 98,877	FOOD PRODUCTS — 6.6%
AIR FREIGHT & LOGISTICS — 0.7%			Archer-Daniels-Midland Co.	4,058	122,227
United Parcel Service, Inc.,			General Mills, Inc.	5,795	382,007
Class B	1,797	96,463	Kellogg Co.	7,004	360,986
AUTO COMPONENTS — 1.2%					865,220
BorgWarner, Inc.	4,992	151,357	HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
BEVERAGES — 4.7%			Alcon, Inc.	178	25,417
Coca-Cola Co. (The)	11,433	609,493	Baxter International, Inc.	1,697	91,740
BIOTECHNOLOGY — 3.2%			Gen-Probe, Inc.(1)	549	22,904
Alexion					140,061
Pharmaceuticals, Inc.(1)	353	15,677	HEALTH CARE PROVIDERS & SERVICES — 3.3%
Amgen, Inc.(1)	7,589	407,757	Express Scripts, Inc.(1)	5,386	430,449
		423,434	HOTELS, RESTAURANTS & LEISURE — 0.7%
CAPITAL MARKETS — 2.3%			Starwood Hotels &
Goldman Sachs			Resorts Worldwide, Inc.	2,957	85,930
Group, Inc. (The)	1,783	303,413	HOUSEHOLD DURABLES — 1.0%
CHEMICALS — 1.7%			Whirlpool Corp.	1,767	126,500
Celanese Corp., Series A	8,205	225,227	HOUSEHOLD PRODUCTS — 1.1%
COMMERCIAL BANKS — 1.3%			Procter & Gamble Co. (The)	2,464	142,912
Wells Fargo & Co.	6,331	174,229	INDUSTRIAL CONGLOMERATES — 1.3%
COMMUNICATIONS EQUIPMENT — 4.2%			3M Co.	2,289	168,402
Arris Group, Inc.(1)	4,100	42,066	INSURANCE — 1.2%
F5 Networks, Inc.(1)	939	42,152	Aflac, Inc.	3,786	157,081
QUALCOMM, Inc.	11,262	466,359	INTERNET SOFTWARE & SERVICES — 3.5%
		550,577	Google, Inc., Class A(1)	853	457,310
COMPUTERS & PERIPHERALS — 11.0%			IT SERVICES — 3.5%
Apple, Inc.(1)	3,187	600,749	International Business
Dell, Inc.(1)	6,502	94,214	Machines Corp.	3,830	461,936
EMC Corp.(1)	22,477	370,196	MACHINERY — 3.0%
Hewlett-Packard Co.	4,358	206,831	Illinois Tool Works, Inc.	8,669	398,080
NetApp, Inc.(1)	5,980	161,759	MEDIA — 1.9%
			Scripps Networks
		1,433,749	Interactive, Inc., Class A	6,549	247,290
CONSUMER FINANCE — 1.9%			MULTILINE RETAIL — 4.9%
American Express Co.	7,158	249,385	Kohl’s Corp.(1)	6,717	384,347
DIVERSIFIED — 2.3%			Target Corp.	5,446	263,750
iShares Russell 1000
Growth Index Fund	6,544	299,192			648,097
ELECTRONIC EQUIPMENT,			OIL, GAS & CONSUMABLE FUELS — 2.9%
INSTRUMENTS & COMPONENTS — 1.6%			Apache Corp.	2,525	237,653
Jabil Circuit, Inc.	15,908	212,849	Occidental Petroleum Corp.	1,599	121,332
ENERGY EQUIPMENT & SERVICES — 0.7%			Quicksilver Resources, Inc.(1)	1,422	17,349
Schlumberger Ltd.	597	37,133			376,334
Transocean Ltd.(1)	728	61,087
		98,220

Focused Growth
	Shares	Value		Shares	Value
PHARMACEUTICALS — 6.9%			SPECIALTY RETAIL — 3.3%
Abbott Laboratories	11,200	$ 566,384	Chico’s FAS, Inc.(1)	12,305	$ 147,045
Novo Nordisk A/S B Shares	5,347	332,526	J. Crew Group, Inc.(1)	1,278	52,117
		898,910	Lowe’s Cos., Inc.	12,146	237,697
ROAD & RAIL — 2.6%					436,859
Union Pacific Corp.	6,164	339,883	WIRELESS TELECOMMUNICATION SERVICES — 2.2%
SEMICONDUCTORS &			American Tower Corp.,
SEMICONDUCTOR EQUIPMENT — 2.1%			Class A(1)	7,758	285,650
Broadcom Corp., Class A(1)	2,282	60,724	TOTAL INVESTMENT
Linear Technology Corp.	3,527	91,279	SECURITIES — 98.3%
Skyworks Solutions, Inc.(1)	11,480	119,736	(Cost $11,621,204)		12,864,678
			OTHER ASSETS
		271,739	AND LIABILITIES — 1.7%		227,149
SOFTWARE — 7.1%			TOTAL NET ASSETS — 100.0%		$13,091,827
Microsoft Corp.	16,437	455,798
Oracle Corp.	16,912	356,843
salesforce.com, inc.(1)	2,142	121,559
		934,200

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
1,084,372 DKK for USD	11/30/09	$214,305	$1,116
(Value on Settlement Date $215,421)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Fundamental Equity

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 95.8%			COMMERCIAL SERVICES & SUPPLIES — 0.1%
AEROSPACE & DEFENSE — 3.4%			Knoll, Inc.	32,800	$ 321,440
General Dynamics Corp.	35,800	$ 2,244,660	COMMUNICATIONS EQUIPMENT — 3.1%
			Cisco Systems, Inc.(1)(2)	255,900	5,847,315
Honeywell International, Inc.	112,200	4,026,858
United Technologies Corp.	19,800	1,216,710	QUALCOMM, Inc.	21,000	869,610
		7,488,228			6,716,925
AIR FREIGHT & LOGISTICS — 0.1%			COMPUTERS & PERIPHERALS — 4.1%
United Parcel Service, Inc.,			Apple, Inc.(1)	25,400	4,787,900
Class B	2,600	139,568	EMC Corp.(1)	192,900	3,177,063
AIRLINES — 0.3%			Hewlett-Packard Co.	20,700	982,422
AirTran Holdings, Inc.(1)	66,300	280,449			8,947,385
Allegiant Travel Co.(1)	7,300	275,283	CONSTRUCTION & ENGINEERING — 0.6%
		555,732	EMCOR Group, Inc.(1)	13,900	328,318
AUTOMOBILES — 0.2%			Fluor Corp.	22,900	1,017,218
Ford Motor Co.(1)	77,800	544,600	Foster Wheeler AG(1)	2,800	78,372
BEVERAGES — 0.4%					1,423,908
Coca-Cola Enterprises, Inc.	50,800	968,756	CONTAINERS & PACKAGING — 0.5%
BIOTECHNOLOGY — 2.2%			Pactiv Corp.(1)	33,900	782,751
Amgen, Inc.(1)	83,600	4,491,828	Sealed Air Corp.	18,200	349,986
Gilead Sciences, Inc.(1)	6,000	255,300			1,132,737
		4,747,128	DIVERSIFIED FINANCIAL SERVICES — 4.3%
CAPITAL MARKETS — 3.6%			Bank of America Corp.	156,800	2,286,144
BlackRock, Inc.	6,500	1,407,185	Citigroup, Inc.	80,800	330,472
Charles Schwab Corp. (The)	31,400	544,476	JPMorgan Chase & Co.	161,200	6,733,324
Goldman Sachs			NYSE Euronext	4,300	111,155
Group, Inc. (The)	19,100	3,250,247			9,461,095
Knight Capital			DIVERSIFIED TELECOMMUNICATION
Group, Inc., Class A(1)	27,200	458,320	SERVICES — 2.0%
TD Ameritrade			AT&T, Inc.	67,600	1,735,292
Holding Corp.(1)	117,700	2,271,610	Qwest Communications
		7,931,838	International, Inc.	297,100	1,066,589
CHEMICALS — 0.7%			Verizon
Eastman Chemical Co.	1,700	89,267	Communications, Inc.	57,600	1,704,384
International Flavors &					4,506,265
Fragrances, Inc.	31,700	1,207,453	ELECTRIC UTILITIES — 1.1%
Terra Industries, Inc.	10,500	333,585	FirstEnergy Corp.	53,800	2,328,464
		1,630,305	ELECTRICAL EQUIPMENT — 1.2%
COMMERCIAL BANKS — 2.6%			Belden, Inc.	17,000	390,150
Bank of Hawaii Corp.	18,300	812,520	Emerson Electric Co.	54,600	2,061,150
BB&T Corp.	41,300	987,483	GrafTech International Ltd.(1)	15,800	213,300
U.S. Bancorp.	72,300	1,678,806			2,664,600
Wells Fargo & Co.	84,800	2,333,696	ELECTRONIC EQUIPMENT,
		5,812,505	INSTRUMENTS & COMPONENTS — 0.2%
			Avnet, Inc.(1)	21,300	527,814

Fundamental Equity
Shares		Value		Shares	Value
ENERGY EQUIPMENT & SERVICES — 2.4%			INSURANCE — 2.5%
ENSCO International, Inc.	7,400	$ 338,846	ACE Ltd.(1)	17,600	$ 903,936
Nabors Industries Ltd.(1)	61,100	1,272,713	Aflac, Inc.	29,800	1,236,402
National Oilwell Varco, Inc.(1)	4,600	188,554	American Financial
Noble Corp.	48,600	1,979,964	Group, Inc.	9,000	221,400
Patterson-UTI Energy, Inc.	61,500	958,170	Assurant, Inc.	17,700	529,761
Rowan Cos., Inc.	22,800	530,100	Chubb Corp. (The)	10,500	509,460
		5,268,347	Unum Group	103,200	2,058,840
FOOD & STAPLES RETAILING — 1.7%					5,459,799
Safeway, Inc.	18,500	413,105	INTERNET & CATALOG RETAIL — 0.7%
SUPERVALU, INC.	17,600	279,312	Amazon.com, Inc.(1)	12,500	1,485,125
SYSCO Corp.	13,700	362,365	INTERNET SOFTWARE & SERVICES — 0.7%
Wal-Mart Stores, Inc.	54,600	2,712,528	eBay, Inc.(1)	10,900	242,743
		3,767,310	Google, Inc., Class A(1)	2,300	1,233,076
FOOD PRODUCTS — 3.8%					1,475,819
Archer-Daniels-Midland Co.	108,700	3,274,044	IT SERVICES — 4.3%
H.J. Heinz Co.	90,400	3,637,696	Accenture plc, Class A	30,200	1,119,816
Kraft Foods, Inc., Class A	55,200	1,519,104	International Business
		8,430,844	Machines Corp.	50,800	6,126,988
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%			Western Union Co. (The)	122,400	2,224,008
Baxter International, Inc.(2)	20,600	1,113,636			9,470,812
STERIS Corp.	49,900	1,460,074	LEISURE EQUIPMENT & PRODUCTS — 0.3%
		2,573,710	Hasbro, Inc.	23,300	635,391
HEALTH CARE PROVIDERS & SERVICES — 1.5%			LIFE SCIENCES TOOLS & SERVICES — 0.1%
Aetna, Inc.(2)	33,800	879,814	Thermo Fisher
			Scientific, Inc.(1)	4,600	207,000
Medco Health			MACHINERY — 2.0%
Solutions, Inc.(1)	16,400	920,368
UnitedHealth Group, Inc.	61,100	1,585,545	Dover Corp.	85,700	3,229,176
		3,385,727	Oshkosh Corp.	20,600	643,956
HOTELS, RESTAURANTS & LEISURE — 0.8%			Wabtec Corp.	12,700	466,852
Bally Technologies, Inc.(1)	6,500	256,035			4,339,984
			MEDIA — 2.8%
Cheesecake
Factory, Inc. (The)(1)	4,800	87,264	Comcast Corp., Class A	156,000	2,262,000
WMS Industries, Inc.(1)	33,000	1,319,340	Omnicom Group, Inc.	15,500	531,340
Yum! Brands, Inc.	5,900	194,405	Time Warner Cable, Inc.	21,000	828,240
		1,857,044	Time Warner, Inc.(2)	83,700	2,521,044
HOUSEHOLD DURABLES — 0.2%					6,142,624
D.R. Horton, Inc.	33,900	371,544	METALS & MINING — 0.6%
HOUSEHOLD PRODUCTS — 2.7%			Cliffs Natural Resources, Inc.	30,800	1,095,556
Kimberly-Clark Corp.	10,900	666,644	Reliance Steel
			& Aluminum Co.	6,900	251,712
Procter & Gamble Co. (The)	89,200	5,173,600
					1,347,268
		5,840,244
			MULTILINE RETAIL — 1.0%
INDUSTRIAL CONGLOMERATES — 1.4%
			Big Lots, Inc.(1)(2)	49,400	1,237,470
General Electric Co.	219,600	3,131,496
			Kohl’s Corp.(1)	16,700	955,574
					2,193,044

Fundamental Equity
	Shares	Value		Shares	Value
MULTI-UTILITIES — 2.1%			SEMICONDUCTORS &
CenterPoint Energy, Inc.(2)	97,200	$ 1,224,720	SEMICONDUCTOR EQUIPMENT — 2.8%
NSTAR	50,500	1,562,975	Altera Corp.	53,400	$ 1,056,786
Public Service Enterprise			Atmel Corp.(1)	99,500	370,140
Group, Inc.	3,700	110,260	Intel Corp.	31,700	605,787
Xcel Energy, Inc.	90,900	1,714,374	Marvell Technology
		4,612,329	Group Ltd.(1)	155,300	2,130,716
OIL, GAS & CONSUMABLE FUELS — 10.3%			National
Alpha Natural			Semiconductor Corp.	73,200	947,208
Resources, Inc.(1)	25,300	859,441	Xilinx, Inc.	49,300	1,072,275
Anadarko Petroleum Corp.	10,500	639,765			6,182,912
Chevron Corp.	50,600	3,872,924	SOFTWARE — 2.7%
ConocoPhillips	51,200	2,569,216	Microsoft Corp.	62,300	1,727,579
Exxon Mobil Corp.	125,600	9,001,752	Oracle Corp.	126,300	2,664,930
Murphy Oil Corp.	14,600	892,644	Red Hat, Inc.(1)	19,400	500,714
Occidental Petroleum Corp.	33,900	2,572,332	Symantec Corp.(1)	64,600	1,135,668
Peabody Energy Corp.	17,200	680,948			6,028,891
Sunoco, Inc.	6,500	200,200	SPECIALTY RETAIL — 2.5%
Tesoro Corp.	17,500	247,450	Gap, Inc. (The)	121,200	2,586,408
Valero Energy Corp.	24,200	438,020	Genesco, Inc.(1)	12,700	331,089
W&T Offshore, Inc.	30,800	358,820	Home Depot, Inc. (The)	33,800	848,042
Williams Cos., Inc. (The)	12,500	235,625	Lowe’s Cos., Inc.	93,300	1,825,881
		22,569,137			5,591,420
PAPER & FOREST PRODUCTS — 0.8%			TEXTILES, APPAREL & LUXURY GOODS — 0.2%
International Paper Co.	77,400	1,726,794	Coach, Inc.	13,100	431,907
PHARMACEUTICALS — 8.4%			THRIFTS & MORTGAGE FINANCE — 0.3%
Abbott Laboratories	73,800	3,732,066	Hudson City Bancorp., Inc.	51,500	676,710
Bristol-Myers Squibb Co.	74,600	1,626,280	TOBACCO — 0.9%
Eli Lilly & Co.	49,100	1,669,891	Altria Group, Inc.(2)	79,600	1,441,556
Johnson & Johnson	70,400	4,157,120	Philip Morris
Pfizer, Inc.	333,600	5,681,208	International, Inc.	9,100	430,976
Schering-Plough Corp.	61,000	1,720,200			1,872,532
		18,586,765	TRADING COMPANIES & DISTRIBUTORS — 0.4%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%			United Rentals, Inc.(1)	86,200	818,038
Annaly Capital			WIRELESS TELECOMMUNICATION SERVICES — 1.0%
Management, Inc.	36,200	612,142	American Tower
Public Storage	10,300	758,080	Corp., Class A(1)	59,600	2,194,472
		1,370,222	TOTAL COMMON STOCKS
ROAD & RAIL — 1.4%			(Cost $199,851,681)		210,901,564
Avis Budget Group, Inc.(1)	43,000	361,200
Con-way, Inc.	4,600	151,754
Norfolk Southern Corp.	10,400	484,848
Ryder System, Inc.	28,200	1,143,510
Union Pacific Corp.	15,700	865,698
		3,007,010

Fundamental Equity
Shares		Value
Temporary Cash Investments —
Segregated For Futures Contracts — 2.7%
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.875%-3.625%,
7/15/13-4/15/28, valued at $6,163,189),
in a joint trading account at 0.05%,
dated 10/30/09, due 11/2/09
(Delivery value $5,992,025)
(Cost $5,992,000)		$ 5,992,000
Temporary Cash Investments — 1.8%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares(2)	96,000	96,000
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.875%-3.625%,
7/15/13-4/15/28, valued at $3,916,793),
in a joint trading account at 0.05%,
dated 10/30/09, due 11/2/09
(Delivery value $3,808,016)(2)		3,808,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $3,904,000)		3,904,000
TOTAL INVESTMENT
SECURITIES — 100.3%
(Cost $209,747,681)		220,797,564
OTHER ASSETS
AND LIABILITIES — (0.3)%		(641,471)
TOTAL NET ASSETS — 100.0%		$220,156,093

Futures Contracts
			Underlying Face
Contracts Purchased	Expiration Date		Amount at Value	Unrealized Gain (Loss)
116 S&P 500 E-Mini Futures	December 2009		$5,991,400	$(70,544)

Notes to Schedule of Investments
(1) Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $5,992,000.

Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2009
			Focused	Fundamental
	Select	Capital Growth	Growth	Equity
Assets
Investment securities, at value (cost of
$1,528,296,227, $32,641,880, $11,621,204
and $209,747,681, respectively)	$1,616,181,071	$37,468,200	$12,864,678	$220,797,564
Cash	22,384	104	—	7,915
Receivable for investments sold	13,256,860	635,629	955,060	—
Receivable for capital shares sold	194,253	72,346	2,068	137,984
Receivable for forward foreign currency
exchange contracts	—	814	1,116	—
Dividends and interest receivable	1,675,832	32,045	13,832	263,284
	1,631,330,400	38,209,138	13,836,754	221,206,747

Liabilities
Disbursements in excess
of demand deposit cash	—	—	17,939	—
Payable for investments purchased	11,565,488	278,735	668,217	—
Payable for capital shares redeemed	418,632	204,700	46,949	632,212
Payable for variation margin
on futures contracts	—	—	—	168,332
Payable for forward foreign
currency exchange contracts	129,307	—	—	—
Accrued management fees	1,414,636	32,305	11,611	196,017
Service fees (and distribution fees —
A Class and R Class) payable	4,879	5,956	115	41,149
Distribution fees payable	1,537	2,446	96	12,944
	13,534,479	524,142	744,927	1,050,654

Net Assets	$1,617,795,921	$37,684,996	$13,091,827	$220,156,093

See Notes to Financial Statements.

OCTOBER 31, 2009
			Focused	Fundamental
	Select	Capital Growth	Growth	Equity
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,716,158,877	$36,322,723	$14,388,781	$338,676,174
Undistributed net investment income	8,429,153	—	—	1,675,640
Accumulated net realized loss
on investment and foreign
currency transactions	(194,565,302)	(3,464,989)	(2,541,628)	(131,175,060)
Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies	87,773,193	4,827,262	1,244,674	10,979,339
	$1,617,795,921	$37,684,996	$13,091,827	$220,156,093

Investor Class, $0.01 Par Value
Net assets	$1,591,620,953	$10,971,643	$12,541,358	$37,918,262
Shares outstanding	52,047,418	1,096,405	1,436,311	3,586,131
Net asset value per share	$30.58	$10.01	$8.73	$10.57

Institutional Class, $0.01 Par Value
Net assets	$3,949,539	$74,136	$19,880	$273,831
Shares outstanding	127,671	7,360	2,277	25,857
Net asset value per share	$30.94	$10.07	$8.73	$10.59

A Class, $0.01 Par Value
Net assets	$19,823,822	$21,272,504	$373,164	$159,959,019
Shares outstanding	658,320	2,145,194	42,720	15,152,090
Net asset value per share	$30.11	$9.92	$8.74	$10.56
Maximum offering price
(net asset value divided by 0.9425)	$31.95	$10.53	$9.27	$11.20

B Class, $0.01 Par Value
Net assets	$2,044,871	$828,979	$47,452	$4,043,414
Shares outstanding	70,139	87,291	5,449	388,102
Net asset value per share	$29.15	$9.50	$8.71	$10.42

C Class, $0.01 Par Value
Net assets	$313,910	$3,236,305	$90,382	$15,311,315
Shares outstanding	10,755	340,789	10,378	1,469,120
Net asset value per share	$29.19	$9.50	$8.71	$10.42

R Class, $0.01 Par Value
Net assets	$42,826	$1,301,429	$19,591	$2,650,252
Shares outstanding	1,416	132,361	2,243	251,874
Net asset value per share	$30.24	$9.83	$8.73	$10.52

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
			Focused	Fundamental
	Select	Capital Growth	Growth	Equity
Investment Income (Loss)
Income:
Dividends (net of foreign taxes
withheld of $198,075, $2,031,
$1,294 and $–, respectively)	$ 25,998,710	$ 300,165	$ 151,834	$ 5,450,630
Interest	15,148	622	279	13,813
	26,013,858	300,787	152,113	5,464,443

Expenses:
Management fees	14,766,888	208,780	101,335	2,294,905
Distribution fees:
B Class	15,725	5,135	269	28,200
C Class	2,436	10,499	578	121,557
Service fees:
B Class	5,242	1,712	90	9,400
C Class	812	3,499	192	40,519
Distribution and service fees:
A Class	44,815	32,917	508	426,708
R Class	158	1,130	86	8,133
Directors’ fees and expenses	58,997	1,458	410	17,362
Other expenses	2,502	40	12	398
	14,897,575	265,170	103,480	2,947,182

Net investment income (loss)	11,116,283	35,617	48,633	2,517,261

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(172,070,180)	(2,275,537)	(1,822,071)	(75,720,319)
Foreign currency transactions	(2,582,857)	(25,701)	(36,387)	—
Futures contract transactions	—	—	—	251,294
	(174,653,037)	(2,301,238)	(1,858,458)	(75,469,025)

Change in net unrealized
appreciation (depreciation) on:
Investments	413,029,118	6,914,476	3,323,214	84,926,073
Translation of assets and liabilities
in foreign currencies	(578,386)	(3,893)	(3,079)	—
Futures contracts	—	—	—	714,587
	412,450,732	6,910,583	3,320,135	85,640,660

Net realized and unrealized gain (loss)	237,797,695	4,609,345	1,461,677	10,171,635

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 248,913,978	$ 4,644,962	$ 1,510,310	$ 12,688,896

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	Select		Capital Growth
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 11,116,283	$ 4,511,836	$ 35,617	$ (16,251)
Net realized gain (loss)	(174,653,037)	(6,149,877)	(2,301,238)	(1,136,485)
Change in net unrealized
appreciation (depreciation)	412,450,732	(980,353,950)	6,910,583	(3,059,242)
Net increase (decrease) in net assets
resulting from operations	248,913,978	(981,991,991)	4,644,962	(4,211,978)

Distributions to Shareholders
From net investment income:
Investor Class	(14,095,648)	—	(9,938)	—
Institutional Class	(1,087,962)	—	(758)	—
A Class	(144,697)	—	(15,944)	—
B Class	(1,824)	—	—	—
C Class	(287)	—	—	—
R Class	(175)	—	—	—
From net realized gains:
Investor Class	—	(182,640,492)	—	(106,995)
Institutional Class	—	(12,086,566)	—	(2,469)
A Class	—	(3,075,006)	—	(239,050)
B Class	—	(404,171)	—	(71,895)
C Class	—	(75,080)	—	(55,027)
R Class	—	(2,305)	—	(2,746)
Decrease in net assets from distributions	(15,330,593)	(198,283,620)	(26,640)	(478,182)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(181,643,233)	(21,933,432)	21,332,418	10,484,948

Net increase (decrease) in net assets	51,940,152	(1,202,209,043)	25,950,740	5,794,788

Net Assets
Beginning of period	1,565,855,769	2,768,064,812	11,734,256	5,939,468
End of period	$1,617,795,921	$ 1,565,855,769	$37,684,996	$11,734,256

Undistributed net investment income	$8,429,153	$14,926,494	—	$11,900

See Notes to Financial Statements.

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	Focused Growth		Fundamental Equity
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 48,633	$ 24,599	$ 2,517,261	$ 3,374,617
Net realized gain (loss)	(1,858,458)	(695,655)	(75,469,025)	(55,619,015)
Change in net unrealized
appreciation (depreciation)	3,320,135	(3,672,388)	85,640,660	(99,921,840)
Net increase (decrease) in net assets
resulting from operations	1,510,310	(4,343,444)	12,688,896	(152,166,238)

Distributions to Shareholders
From net investment income:
Investor Class	(57,432)	(7,155)	(570,427)	(460,415)
Institutional Class	(145)	(63)	(8,437)	(2,800)
A Class	(1,030)	—	(2,467,422)	(1,508,022)
B Class	—	—	(21,956)	—
C Class	—	—	(100,095)	—
R Class	(34)	—	(4,280)	(1,563)
From net realized gains:
Investor Class	—	(1,516,407)	—	(1,329,674)
Institutional Class	—	(2,904)	—	(6,528)
A Class	—	(2,856)	—	(6,205,227)
B Class	—	(2,673)	—	(119,040)
C Class	—	(7,928)	—	(598,169)
R Class	—	(2,795)	—	(11,182)
Decrease in net assets from distributions	(58,641)	(1,542,781)	(3,172,617)	(10,242,620)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	2,447,525	1,519,415	(69,431,177)	112,091,766

Net increase (decrease) in net assets	3,899,194	(4,366,810)	(59,914,898)	(50,317,092)

Net Assets
Beginning of period	9,192,633	13,559,443	280,070,991	330,388,083
End of period	$13,091,827	$ 9,192,633	$220,156,093	$280,070,991

Undistributed net investment income	—	$43,333	$1,675,640	$2,338,066

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Select Fund (Select), Capital Growth Fund (Capital Growth), Focused Growth Fund (Focused Growth) and Fundamental Equity Fund (Fundamental Equity) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. Income is a secondary objective of Fundamental Equity. Select, Capital Growth and Focused Growth pursue this objective by purchasing stocks of larger-sized companies that management believes will increase in value over time. Fundamental Equity generally invests in larger-sized companies using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions. Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the funds ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the funds for the year ended October 31, 2009, was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended October 31, 2009, were as follows:

	Select	Capital Growth	Focused Growth	Fundamental Equity
Purchases	$452,356,432	$48,087,326	$14,878,748	$140,869,279
Sales	$602,809,920	$27,281,866	$12,474,322	$197,906,513

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Select
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,400,628	$ 36,567,221	1,304,514	$ 48,509,921
Issued in reinvestment of distributions	571,178	13,496,935	4,320,701	174,988,391
Redeemed	(5,114,851)	(131,631,069)	(6,380,454)	(233,776,220)
	(3,143,045)	(81,566,913)	(755,239)	(10,277,908)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	24,800	656,737	34,755	1,327,615
Issued in reinvestment of distributions	45,572	1,087,343	295,584	12,086,426
Redeemed	(3,498,181)	(98,618,933)	(437,958)	(17,300,838)
	(3,427,809)	(96,874,853)	(107,619)	(3,886,797)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	108,639	2,795,413	118,060	4,363,693
Issued in reinvestment of distributions	6,049	140,997	75,309	3,009,333
Redeemed	(208,719)	(5,214,096)	(390,494)	(14,148,255)
	(94,031)	(2,277,686)	(197,125)	(6,775,229)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	3,185	78,585	4,313	147,174
Issued in reinvestment of distributions	76	1,743	9,553	372,090
Redeemed	(37,234)	(895,666)	(36,169)	(1,284,825)
	(33,973)	(815,338)	(22,303)	(765,561)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	2,023	54,994	1,687	60,784
Issued in reinvestment of distributions	9	204	1,459	56,859
Redeemed	(7,003)	(170,151)	(10,144)	(359,726)
	(4,971)	(114,953)	(6,998)	(242,083)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	434	12,430	497	11,841
Issued in reinvestment of distributions	7	175	57	2,305
Redeemed	(276)	(6,095)	—	—
	165	6,510	554	14,146
Net increase (decrease)	(6,703,664)	$(181,643,233)	(1,088,730)	$ (21,933,432)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Capital Growth
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,117,499	$ 9,975,284	215,390	$ 2,431,606
Issued in reinvestment of distributions	1,270	9,794	8,465	106,995
Redeemed	(281,276)	(2,531,353)	(45,062)	(489,244)
	837,493	7,453,725	178,793	2,049,357
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	5,333	48,461	12,176	111,615
Issued in reinvestment of distributions	98	758	195	2,469
Redeemed	(12,698)	(93,153)	(86)	(751)
	(7,267)	(43,934)	12,285	113,333
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,856,708	15,703,091	752,534	8,201,510
Issued in reinvestment of distributions	1,956	14,980	16,251	204,109
Redeemed	(604,116)	(5,102,611)	(102,560)	(1,077,664)
	1,254,548	10,615,460	666,225	7,327,955
B Class/Shares Authorized	100,000,000		100,000,000
Sold	27,631	227,843	38,464	429,211
Issued in reinvestment of distributions	—	—	5,124	62,361
Redeemed	(31,949)	(249,202)	(14,941)	(159,518)
	(4,318)	(21,359)	28,647	332,054
C Class/Shares Authorized	100,000,000		100,000,000
Sold	340,491	2,957,794	90,501	1,042,449
Issued in reinvestment of distributions	—	—	2,288	27,845
Redeemed	(99,820)	(800,238)	(43,280)	(488,213)
	240,671	2,157,556	49,509	582,081
R Class/Shares Authorized	60,000,000		60,000,000
Sold	133,558	1,262,814	7,340	80,595
Issued in reinvestment of distributions	—	—	220	2,746
Redeemed	(11,015)	(91,844)	(278)	(3,173)
	122,543	1,170,970	7,282	80,168
Net increase (decrease)	2,443,670	$21,332,418	942,741	$10,484,948

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Focused Growth
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	654,311	$ 5,116,668	336,040	$ 3,456,085
Issued in reinvestment of distributions	8,124	55,893	136,093	1,498,366
Redeemed	(366,700)	(2,889,415)	(366,840)	(3,763,936)
	295,735	2,283,146	105,293	1,190,515
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	21	145	270	2,967
A Class/Shares Authorized	10,000,000		10,000,000
Sold	44,859	360,028	31,644	286,449
Issued in reinvestment of distributions	149	1,030	259	2,856
Redeemed	(33,521)	(216,714)	(2,656)	(26,633)
	11,487	144,344	29,247	262,672
B Class/Shares Authorized	10,000,000		10,000,000
Sold	2,202	17,425	1,681	17,306
Issued in reinvestment of distributions	—	—	240	2,673
Redeemed	(660)	(4,449)	—	—
	1,542	12,976	1,921	19,979
C Class/Shares Authorized	10,000,000		10,000,000
Sold	3,456	29,290	4,409	45,159
Issued in reinvestment of distributions	—	—	714	7,928
Redeemed	(2,490)	(22,410)	(1,603)	(12,600)
	966	6,880	3,520	40,487
R Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	5	34	252	2,795
Net increase (decrease)	309,756	$ 2,447,525	140,503	$ 1,519,415

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Fundamental Equity
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,936,657	$ 25,135,556	3,296,777	$ 44,594,062
Issued in reinvestment of distributions	57,636	509,506	110,977	1,604,732
Redeemed	(3,188,093)	(28,688,549)	(3,065,757)	(38,176,168)
	(193,800)	(3,043,487)	341,997	8,022,626
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	6,979	64,975	142,328	1,942,574
Issued in reinvestment of distributions	843	7,449	86	1,242
Redeemed	(41,167)	(356,339)	(101,427)	(1,214,364)
	(33,345)	(283,915)	40,987	729,452
A Class/Shares Authorized	150,000,000		150,000,000
Sold	3,799,682	34,559,184	16,392,959	222,736,346
Issued in reinvestment of distributions	270,411	2,390,433	519,284	7,514,042
Redeemed	(10,954,111)	(100,378,119)	(10,612,121)	(134,187,154)
	(6,884,018)	(63,428,502)	6,300,122	96,063,234
B Class/Shares Authorized	25,000,000		25,000,000
Sold	32,197	295,530	198,253	2,653,019
Issued in reinvestment of distributions	2,063	18,109	6,509	93,530
Redeemed	(74,926)	(674,371)	(92,429)	(1,143,924)
	(40,666)	(360,732)	112,333	1,602,625
C Class/Shares Authorized	50,000,000		50,000,000
Sold	368,218	3,301,855	1,217,499	16,547,716
Issued in reinvestment of distributions	6,919	60,819	21,262	305,742
Redeemed	(839,097)	(7,652,952)	(893,725)	(11,302,775)
	(463,960)	(4,290,278)	345,036	5,550,683
R Class/Shares Authorized	10,000,000		10,000,000
Sold	241,830	2,219,424	16,662	211,942
Issued in reinvestment of distributions	485	4,280	882	12,745
Redeemed	(27,315)	(247,967)	(8,751)	(101,541)
	215,000	1,975,737	8,793	123,146
Net increase (decrease)	(7,400,789)	$ (69,431,177)	7,149,268	$ 112,091,766

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Select
Investment Securities
Domestic Common Stocks	$1,473,388,200	—		—
Foreign Common Stocks	85,095,726	$56,408,065		—
Temporary Cash Investments	89,080	1,200,000		—
Total Value of Investment Securities	$1,558,573,006	$57,608,065		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(129,307)		—

Capital Growth
Investment Securities
Common Stocks	$36,783,545	$242,538		—
Temporary Cash Investments	42,117	400,000		—
Total Value of Investment Securities	$36,825,662	$642,538		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$814		—

Focused Growth
Investment Securities
Total Value of Common Stocks	$12,532,152	$332,526		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$1,116		—

	Level 1	Level 2	Level 3
Fundamental Equity
Investment Securities
Common Stocks	$210,901,564	—	—
Temporary Cash Investments	96,000	$9,800,000	—
Total Value of Investment Securities	$210,997,564	$9,800,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(70,544)	—	—

6. Derivative Instruments

Equity Price Risk — Fundamental Equity is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended October 31, 2009, Fundamental Equity purchased futures contracts.

Foreign Currency Risk — Select, Capital Growth and Focused Growth are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, Select, Capital Growth and Focused Growth participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of October 31, 2009
	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Select
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	—	currency exchange contracts	$129,307

Capital Growth
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$814	currency exchange contracts	—

Focused Growth
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$1,116	currency exchange contracts	—

Fundamental Equity
Equity Price Risk	Receivable for variation margin		Payable for variation margin
	on futures contracts	—	on futures contracts	$168,332

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2009

Change in Net Unrealized
	Net Realized Gain (Loss)	Appreciation (Depreciation)
Fund/Type	Location on Statement	Location on Statement
of Derivative	of Operations	of Operations
Select
Foreign Currency Risk	Net realized gain (loss) on	Change in net unrealized
	foreign currency transactions	appreciation (depreciation)
on translation of assets and
	$(2,708,037)	liabilities in foreign currencies	$(544,909)

Capital Growth
Foreign Currency Risk	Net realized gain (loss) on	Change in net unrealized
	foreign currency transactions	appreciation (depreciation)
on translation of assets and
	$(26,154)	liabilities in foreign currencies	$(4,052)

Focused Growth
Foreign Currency Risk	Net realized gain (loss) on	Change in net unrealized
	foreign currency transactions	appreciation (depreciation)
on translation of assets and
	$(36,396)	liabilities in foreign currencies	$(3,163)

Fundamental Equity
Equity Price Risk	Net realized gain (loss) on	Change in net unrealized
	futures contract transactions	appreciation (depreciation)
	$251,294	on futures contracts	$714,587

The derivative instruments at period end as disclosed in each funds’ Schedule of Investments are indicative of each fund’s typical volume.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the funds did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Growth’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

10. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

		Select	Capital Growth
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$15,330,593	$79,550,077	$26,640	$165,021
Long-term capital gains	—	$118,733,543	—	$313,161

	Focused Growth		Fundamental Equity
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$58,641	$1,178,297	$3,172,617	$9,581,019
Long-term capital gains	—	$364,484	—	$661,601

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Select	Capital Growth	Focused Growth	Fundamental Equity
Federal tax cost of investments	$1,532,236,236	$33,659,465	$11,743,429	$213,523,836
Gross tax appreciation
of investments	$ 186,405,376	$4,120,440	$1,387,265	$ 25,661,513
Gross tax depreciation
of investments	(102,460,541)	(311,705)	(266,016)	(18,387,785)
Net tax appreciation
(depreciation) of investments	$ 83,944,835	$3,808,735	$1,121,249	$ 7,273,728
Net tax appreciation (depreciation)
on derivatives and translation
of assets and liabilities in
foreign currencies	$ 17,656	$ 942	$ 1,200	—
Net tax appreciation (depreciation)	$83,962,491	$3,809,677	$1,122,449	$7,273,728
Undistributed ordinary income	$8,299,846	—	—	$1,675,640
Accumulated capital losses	$(190,625,293)	$(2,447,404)	$(2,419,403)	$(127,469,449)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts and unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
Select	$(14,707,162)	$(175,918,131)
Capital Growth	$(769,263)	$(1,678,141)
Focused Growth	$(677,282)	$(1,742,121)
Fundamental Equity	$(53,837,215)	$(73,632,234)

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2009.

Select	Capital Growth	Focused Growth	Fundamental Equity
$15,330,593	$26,640	$58,641	$3,172,617

Financial Highlights

Select

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$26.25	$45.58	$36.22	$37.04	$34.80
Income From Investment Operations
Net Investment Income (Loss)(1)	0.19	0.07	0.04	0.21	0.15
Net Realized and Unrealized Gain (Loss)	4.40	(16.10)	10.06	(0.77)	2.17
Total From Investment Operations	4.59	(16.03)	10.10	(0.56)	2.32
Distributions
From Net Investment Income	(0.26)	—	(0.16)	(0.26)	(0.08)
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.26)	(3.30)	(0.74)	(0.26)	(0.08)
Net Asset Value, End of Period	$30.58	$26.25	$45.58	$36.22	$37.04

Total Return(2)	17.77%	(37.71)%	28.37%	(1.55)%	6.67%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.75%	0.19%	0.11%	0.57%	0.42%
Portfolio Turnover Rate	31%	64%	79%	206%	55%
Net Assets, End of Period (in millions)	$1,592	$1,449	$2,550	$2,576	$3,329
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Select

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$26.56	$45.98	$36.53	$37.35	$35.09
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.15	0.12	0.30	0.24
Net Realized and Unrealized Gain (Loss)	4.41	(16.27)	10.15	(0.78)	2.18
Total From Investment Operations	4.69	(16.12)	10.27	(0.48)	2.42
Distributions
From Net Investment Income	(0.31)	—	(0.24)	(0.34)	(0.16)
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.31)	(3.30)	(0.82)	(0.34)	(0.16)
Net Asset Value, End of Period	$30.94	$26.56	$45.98	$36.53	$37.35

Total Return(2)	18.00%	(37.60)%	28.63%	(1.35)%	6.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.95%	0.39%	0.31%	0.77%	0.62%
Portfolio Turnover Rate	31%	64%	79%	206%	55%
Net Assets, End of Period (in thousands)	$3,950	$94,419	$168,441	$148,717	$198,212
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Select

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$25.85	$45.05	$35.80	$36.63	$34.43
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	(0.02)	(0.09)	0.12	0.04
Net Realized and Unrealized Gain (Loss)	4.33	(15.88)	9.99	(0.76)	2.16
Total From Investment Operations	4.46	(15.90)	9.90	(0.64)	2.20
Distributions
From Net Investment Income	(0.20)	—	(0.07)	(0.19)	—
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.20)	(3.30)	(0.65)	(0.19)	—
Net Asset Value, End of Period	$30.11	$25.85	$45.05	$35.80	$36.63

Total Return(3)	17.47%	(37.88)%	28.07%	(1.79)%	6.39%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.50%	(0.06)%	(0.14)%	0.32%	0.17%
Portfolio Turnover Rate	31%	64%	79%	206%	55%
Net Assets, End of Period (in thousands)	$19,824	$19,450	$42,770	$21,455	$27,741
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Select

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$25.03	$44.03	$35.21	$36.12	$34.21
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.29)	(0.34)	(0.12)	(0.22)
Net Realized and Unrealized Gain (Loss)	4.20	(15.41)	9.74	(0.79)	2.13
Total From Investment Operations	4.14	(15.70)	9.40	(0.91)	1.91
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.02)	(3.30)	(0.58)	—	—
Net Asset Value, End of Period	$29.15	$25.03	$44.03	$35.21	$36.12

Total Return(2)	16.60%	(38.36)%	27.07%	(2.52)%	5.58%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.25)%	(0.81)%	(0.89)%	(0.43)%	(0.58)%
Portfolio Turnover Rate	31%	64%	79%	206%	55%
Net Assets, End of Period (in thousands)	$2,045	$2,605	$5,567	$5,880	$2,501
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Select

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$25.05	$44.07	$35.24	$36.15	$34.23
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.29)	(0.34)	(0.16)	(0.22)
Net Realized and Unrealized Gain (Loss)	4.22	(15.43)	9.75	(0.75)	2.14
Total From Investment Operations	4.16	(15.72)	9.41	(0.91)	1.92
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.02)	(3.30)	(0.58)	—	—
Net Asset Value, End of Period	$29.19	$25.05	$44.07	$35.24	$36.15

Total Return(2)	16.58%	(38.34)%	27.07%	(2.52)%	5.58%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.25)%	(0.81)%	(0.89)%	(0.43)%	(0.58)%
Portfolio Turnover Rate	31%	64%	79%	206%	55%
Net Assets, End of Period (in thousands)	$314	$394	$1,001	$1,540	$3,511
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Select

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$25.96	$45.33	$36.05	$37.00	$38.34
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	(0.11)	(0.15)	0.03	(0.05)
Net Realized and Unrealized Gain (Loss)	4.36	(15.96)	10.01	(0.77)	(1.29)
Total From Investment Operations	4.42	(16.07)	9.86	(0.74)	(1.34)
Distributions
From Net Investment Income	(0.14)	—	—	(0.21)	—
From Net Realized Gains	—	(3.30)	(0.58)	—	—
Total Distributions	(0.14)	(3.30)	(0.58)	(0.21)	—
Net Asset Value, End of Period	$30.24	$25.96	$45.33	$36.05	$37.00

Total Return(3)	17.17%	(38.03)%	27.72%	(2.04)%	(3.50)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.25%	(0.31)%	(0.39)%	0.07%	(0.50)%(4)
Portfolio Turnover Rate	31%	64%	79%	206%	55%(5)
Net Assets, End of Period (in thousands)	$43	$32	$32	$24	$24
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

Capital Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.70	$14.21	$11.81	$10.60	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.02	—(3)	—(3)	—(3)
Net Realized and Unrealized Gain (Loss)	1.31	(4.48)	2.54	1.21	(0.20)
Total From Investment Operations	1.35	(4.46)	2.54	1.21	(0.20)
Distributions
From Net Investment Income	(0.04)	—	—	—	—
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Total Distributions	(0.04)	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$10.01	$8.70	$14.21	$11.81	$10.60

Total Return(4)	15.58%	(33.67)%	21.77%	11.42%	(1.85)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.01%	1.01%	1.00%	1.00%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.43%	0.15%	0.15%	0.05%	(0.12)%(5)
Portfolio Turnover Rate	131%	129%	160%	140%	110%(6)
Net Assets, End of Period (in thousands)	$10,972	$2,252	$1,139	$86	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

Capital Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.76	$14.28	$11.84	$10.61	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.04	0.04	0.03	—(3)
Net Realized and Unrealized Gain (Loss)	1.29	(4.51)	2.54	1.20	(0.19)
Total From Investment Operations	1.36	(4.47)	2.58	1.23	(0.19)
Distributions
From Net Investment Income	(0.05)	—	—	—	—
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Total Distributions	(0.05)	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$10.07	$8.76	$14.28	$11.84	$10.61

Total Return(4)	15.70%	(33.57)%	22.06%	11.59%	(1.76)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.81%	0.81%	0.81%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.63%	0.35%	0.35%	0.25%	0.08%(5)
Portfolio Turnover Rate	131%	129%	160%	140%	110%(6)
Net Assets, End of Period (in thousands)	$74	$128	$33	$27	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

Capital Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$8.62	$14.13	$11.78	$10.59	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	(0.01)	(0.01)	(0.02)	—(2)
Net Realized and Unrealized Gain (Loss)	1.30	(4.45)	2.50	1.21	0.70
Total From Investment Operations	1.32	(4.46)	2.49	1.19	0.70
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Total Distributions	(0.02)	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$9.92	$8.62	$14.13	$11.78	$10.59

Total Return(3)	15.32%	(33.88)%	21.40%	11.24%	7.08%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.26%	1.26%	1.26%	1.25%	1.27%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.18%	(0.10)%	(0.10)%	(0.20)%	(0.03)%
Portfolio Turnover Rate	131%	129%	160%	140%	110%
Net Assets, End of Period (in thousands)	$21,273	$7,679	$3,171	$2,155	$1,216
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Capital Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$8.30	$13.74	$11.54	$10.46	$9.84
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.04)	(0.09)	(0.10)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.24	(4.30)	2.44	1.18	0.70
Total From Investment Operations	1.20	(4.39)	2.34	1.08	0.62
Distributions
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$9.50	$8.30	$13.74	$11.54	$10.46

Total Return(2)	14.46%	(34.36)%	20.54%	10.33%	6.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.01%	2.01%	2.01%	2.00%	2.02%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.57)%	(0.85)%	(0.85)%	(0.95)%	(0.78)%
Portfolio Turnover Rate	131%	129%	160%	140%	110%
Net Assets, End of Period (in thousands)	$829	$760	$865	$960	$772
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Capital Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$8.30	$13.74	$11.54	$10.46	$9.84
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.09)	(0.10)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.25	(4.30)	2.44	1.18	0.70
Total From Investment Operations	1.20	(4.39)	2.34	1.08	0.62
Distributions
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$9.50	$8.30	$13.74	$11.54	$10.46

Total Return(2)	14.46%	(34.36)%	20.54%	10.33%	6.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.01%	2.01%	2.01%	2.00%	2.02%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.57)%	(0.85)%	(0.85)%	(0.95)%	(0.78)%
Portfolio Turnover Rate	131%	129%	160%	140%	110%
Net Assets, End of Period (in thousands)	$3,236	$831	$695	$832	$609
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Capital Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.55	$14.05	$11.74	$10.59	$10.80
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.03)	(0.04)	(0.04)	(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.31	(4.41)	2.49	1.20	(0.19)
Total From Investment Operations	1.28	(4.45)	2.45	1.15	(0.21)
Distributions
From Net Realized Gains	—	(1.05)	(0.14)	—	—
Net Asset Value, End of Period	$9.83	$8.55	$14.05	$11.74	$10.59

Total Return(3)	14.97%	(34.01)%	21.13%	10.86%	(1.94)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.51%	1.51%	1.51%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.07)%	(0.35)%	(0.35)%	(0.45)%	(0.62)%(4)
Portfolio Turnover Rate	131%	129%	160%	140%	110%(5)
Net Assets, End of Period (in thousands)	$1,301	$84	$36	$27	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2005.

See Notes to Financial Statements.

Focused Growth

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.92	$11.42	$10.53	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.02	0.04	0.01	—(3)
Net Realized and Unrealized Gain (Loss)	1.01	(3.74)	1.73	0.95	0.53
Total From Investment Operations	1.05	(3.72)	1.77	0.96	0.53
Distributions
From Net Investment Income	(0.05)	(0.01)	(0.04)	—(3)	—
From Net Realized Gains	—	(1.46)	(0.23)	(0.07)	—
Total Distributions	(0.05)	(1.47)	(0.27)	(0.07)	—
Net Asset Value, End of Period	$8.73	$7.73	$12.92	$11.42	$10.53

Total Return(4)	13.77%	(32.19)%	15.78%	9.13%	5.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.50%	0.22%	0.33%	0.07%	0.00%(5)
Portfolio Turnover Rate	125%	130%	275%	313%	95%
Net Assets, End of Period (in thousands)	$12,541	$8,814	$13,381	$15,837	$12,175
(1)	February 28, 2005 (fund inception) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Focused Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.93	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.04	—(3)
Net Realized and Unrealized Gain (Loss)	1.01	(3.75)	0.34
Total From Investment Operations	1.06	(3.71)	0.34
Distributions
From Net Investment Income	(0.06)	(0.03)	—
From Net Realized Gains	—	(1.46)	—
Total Distributions	(0.06)	(1.49)	—
Net Asset Value, End of Period	$8.73	$7.73	$12.93

Total Return(4)	14.00%	(32.09)%	2.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70%	0.42%	(0.40)%(5)
Portfolio Turnover Rate	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$20	$17	$26
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

Focused Growth

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02	—(3)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.02	(3.75)	0.34
Total From Investment Operations	1.04	(3.75)	0.33
Distributions
From Net Investment Income	(0.03)	—	—
From Net Realized Gains	—	(1.44)	—
Total Distributions	(0.03)	(1.44)	—
Net Asset Value, End of Period	$8.74	$7.73	$12.92

Total Return(4)	13.48%	(32.37)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.25%	1.25%	1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	(0.03)%	(0.85)%(5)
Portfolio Turnover Rate	125%	130%	275%(6)
Net Assets, End of Period (in thousands)	$373	$241	$26
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

Focused Growth

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.02	(3.75)	0.34
Total From Investment Operations	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	(1.35)	—
Net Asset Value, End of Period	$8.71	$7.73	$12.91

Total Return(3)	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50)%	(0.78)%	(1.60)%(4)
Portfolio Turnover Rate	125%	130%	275%(5)
Net Assets, End of Period (in thousands)	$47	$30	$26
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

Focused Growth

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.91	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.02	(3.75)	0.34
Total From Investment Operations	0.98	(3.83)	0.32
Distributions
From Net Realized Gains	—	(1.35)	—
Net Asset Value, End of Period	$8.71	$7.73	$12.91

Total Return(3)	12.68%	(32.87)%	2.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.00%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.50)%	(0.78)%	(1.52)%(4)
Portfolio Turnover Rate	125%	130%	275%(5)
Net Assets, End of Period (in thousands)	$90	$73	$76
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

Focused Growth

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.73	$12.92	$12.59
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.02	(3.76)	0.34
Total From Investment Operations	1.02	(3.78)	0.33
Distributions
From Net Investment Income	(0.02)	—	—
From Net Realized Gains	—	(1.41)	—
Total Distributions	(0.02)	(1.41)	—
Net Asset Value, End of Period	$8.73	$7.73	$12.92

Total Return(4)	13.19%	(32.56)%	2.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%(6)	(0.28)%	(1.10)%(5)
Portfolio Turnover Rate	125%	130%	275%(7)
Net Assets, End of Period (in thousands)	$20	$17	$26
(1) September 28, 2007 (commencement of sale) through October 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6) Ratio is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

Fundamental Equity

Investor Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.93	$15.68	$12.88	$11.04	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.15	0.14	0.08	0.02
Net Realized and Unrealized Gain (Loss)	0.66	(5.42)	2.93	2.12	0.14
Total From Investment Operations	0.78	(5.27)	3.07	2.20	0.16
Distributions
From Net Investment Income	(0.14)	(0.12)	(0.08)	—	—
From Net Realized Gains	—	(0.36)	(0.19)	(0.36)	—
Total Distributions	(0.14)	(0.48)	(0.27)	(0.36)	—
Net Asset Value, End of Period	$10.57	$9.93	$15.68	$12.88	$11.04

Total Return(3)	8.16%	(34.56)%	24.18%	20.37%	1.47%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.01%	1.00%	1.00%	1.00%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.37%	1.15%	0.99%	0.74%	0.59%(4)
Portfolio Turnover Rate	64%	97%	82%	174%	101%(5)
Net Assets, End of Period (in thousands)	$37,918	$37,535	$53,908	$3,836	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

Fundamental Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.94	$15.70	$12.90	$11.05	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.19	0.19	0.12	0.02
Net Realized and Unrealized Gain (Loss)	0.65	(5.44)	2.91	2.10	0.15
Total From Investment Operations	0.81	(5.25)	3.10	2.22	0.17
Distributions
From Net Investment Income	(0.16)	(0.15)	(0.11)	—	—
From Net Realized Gains	—	(0.36)	(0.19)	(0.37)	—
Total Distributions	(0.16)	(0.51)	(0.30)	(0.37)	—
Net Asset Value, End of Period	$10.59	$9.94	$15.70	$12.90	$11.05

Total Return(3)	8.47%	(34.45)%	24.43%	20.51%	1.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.81%	0.81%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.57%	1.35%	1.19%	0.94%	0.79%(4)
Portfolio Turnover Rate	64%	97%	82%	174%	101%(5)
Net Assets, End of Period (in thousands)	$274	$589	$286	$31	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

Fundamental Equity

A Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.91	$15.65	$12.85	$11.03	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.12	0.11	0.06	0.02
Net Realized and Unrealized Gain (Loss)	0.66	(5.41)	2.92	2.11	1.01
Total From Investment Operations	0.77	(5.29)	3.03	2.17	1.03
Distributions
From Net Investment Income	(0.12)	(0.09)	(0.04)	—	—
From Net Realized Gains	—	(0.36)	(0.19)	(0.35)	—
Total Distributions	(0.12)	(0.45)	(0.23)	(0.35)	—
Net Asset Value, End of Period	$10.56	$9.91	$15.65	$12.85	$11.03

Total Return(3)	8.00%	(34.73)%	23.88%	20.12%	10.30%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.26%	1.26%	1.25%	1.25%	1.28%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.12%	0.90%	0.74%	0.49%	0.17%(4)
Portfolio Turnover Rate	64%	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$159,959	$218,469	$246,322	$37,314	$1,636
(1)	November 30, 2004 (fund inception) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Fundamental Equity

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.78	$15.45	$12.74	$10.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.02	0.01	(0.02)	(0.06)
Net Realized and Unrealized Gain (Loss)	0.66	(5.36)	2.89	2.07	1.02
Total From Investment Operations	0.69	(5.34)	2.90	2.05	0.96
Distributions
From Net Investment Income	(0.05)	—	—	—	—
From Net Realized Gains	—	(0.33)	(0.19)	(0.27)	—
Total Distributions	(0.05)	(0.33)	(0.19)	(0.27)	—
Net Asset Value, End of Period	$10.42	$9.78	$15.45	$12.74	$10.96

Total Return(3)	7.17%	(35.23)%	23.01%	19.04%	9.60%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.01%	2.01%	2.00%	2.00%	2.03%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.37%	0.15%	(0.01)%	(0.26)%	(0.58)%(4)
Portfolio Turnover Rate	64%	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$4,043	$4,195	$4,889	$1,498	$469
(1)	November 30, 2004 (fund inception) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Fundamental Equity

C Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.79	$15.46	$12.75	$10.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.02	—(3)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss)	0.65	(5.36)	2.90	2.09	1.02
Total From Investment Operations	0.68	(5.34)	2.90	2.06	0.96
Distributions
From Net Investment Income	(0.05)	—	—	—	—
From Net Realized Gains	—	(0.33)	(0.19)	(0.27)	—
Total Distributions	(0.05)	(0.33)	(0.19)	(0.27)	—
Net Asset Value, End of Period	$10.42	$9.79	$15.46	$12.75	$10.96

Total Return(4)	7.06%	(35.20)%	22.99%	19.13%	9.60%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.01%	2.01%	2.00%	2.00%	2.03%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.37%	0.15%	(0.01)%	(0.26)%	(0.58)%(5)
Portfolio Turnover Rate	64%	97%	82%	174%	101%
Net Assets, End of Period (in thousands)	$15,311	$18,919	$24,544	$4,530	$693
(1)	November 30, 2004 (fund inception) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Fundamental Equity

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.88	$15.61	$12.81	$11.03	$10.88
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.09	0.09	0.04	—(3)
Net Realized and Unrealized Gain (Loss)	0.68	(5.41)	2.90	2.08	0.15
Total From Investment Operations	0.74	(5.32)	2.99	2.12	0.15
Distributions
From Net Investment Income	(0.10)	(0.05)	—(3)	—	—
From Net Realized Gains	—	(0.36)	(0.19)	(0.34)	—
Total Distributions	(0.10)	(0.41)	(0.19)	(0.34)	—
Net Asset Value, End of Period	$10.52	$9.88	$15.61	$12.81	$11.03

Total Return(4)	7.64%	(34.92)%	23.60%	19.67%	1.38%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.51%	1.51%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.87%	0.65%	0.49%	0.24%	0.09%(5)
Portfolio Turnover Rate	64%	97%	82%	174%	101%(6)
Net Assets, End of Period (in thousands)	$2,650	$364	$438	$30	$25
(1)	July 29, 2005 (commencement of sale) through October 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 2004 (fund inception) through
October 31, 2005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund, Focused Growth Fund and Fundamental Equity Fund, four of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Select Fund, Capital Growth Fund, Focused Growth Fund and Fundamental Equity Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Select, Capital Growth, Focused Growth and Fundamental Equity (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance of Capital Growth, Focused Growth and Fundamental Equity for both the one- and three-year periods was above the median for its respective peer group. Select’s performance was above the median for its peer group for the one-year period and below the median for the three-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of Capital Growth and Focused Growth was below the median of the total expense ratios of its respective peer group. The unified fee charged to shareholders of each of Select and Fundamental Equity were at or near the median of the total expense ratios of its respective peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67030N

Annual Report
October 31, 2009

American Century Investments

Heritage Fund

New Opportunities II Fund

(effective December 1, 2009, renamed Small Cap Growth Fund)

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Heritage

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

New Opportunities II

Performance	10
Portfolio Commentary	12
Top Ten Holdings	14
Top Five Industries	14
Types of Investments in Portfolio	14

Shareholder Fee Examples	15

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	30
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	52

Other Information

Management	53
Approval of Management Agreements	56
Additional Information	61
Index Definitions	62

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance

Heritage

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	10.16%	8.67%	5.77%	10.59%	11/10/87
Russell Midcap Growth Index(1)	22.48%	2.22%	1.01%	9.63%(2)	—
Russell Midcap Index(1)	18.75%	2.40%	5.09%	11.02%(2)	—
Institutional Class	10.33%	8.89%	6.00%	6.43%	6/16/97
A Class(3)					7/11/97
No sales charge*	9.89%	8.41%	5.50%	5.58%
With sales charge*	3.59%	7.13%	4.88%	5.08%
B Class					9/28/07
No sales charge*	8.99%	—	—	-16.15%
With sales charge*	4.99%	—	—	-17.91%
C Class	9.07%	7.61%	—	2.29%	6/26/01
R Class	9.58%	—	—	-15.72%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Heritage

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	62.61%	-33.08%	-10.07%	18.33%	-0.09%	25.16%	16.26%	56.41%	-39.54%	10.16%
Russell Midcap
Growth Index	38.67%	-42.78%	-17.61%	39.30%	8.77%	15.91%	14.51%	19.72%	-42.65%	22.48%
Russell
Midcap Index	23.73%	-18.02%	-8.02%	35.88%	15.09%	18.09%	17.41%	15.24%	-40.67%	18.75%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense  ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Heritage

Portfolio Managers: Greg Walsh and David Hollond

Performance Summary

Heritage returned 10.16%* for the 12 months ended October 31, 2009, lagging the 22.48% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing losses sustained early in the reporting period. However, earnings and revenue acceleration and relative price strength, key factors that the Heritage team looks for in candidates for the portfolio, were not rewarded during this rally. Instead, as investors increased their appetite for risk, lower-quality stocks that were laggards in previous reporting periods led the market.

The portfolio’s relative performance was hurt most by holdings in the consumer discretionary, industrials, and health care sectors. Stock selection in the financials and materials sectors also trimmed returns. These losses were partially offset by effective stock selection in the information technology sector and an underweight allocation to utilities.

Consumer Discretionary Detracted, but Some Holdings Helped

Although Heritage derived positive absolute gains from consumer discretionary holdings, the portfolio’s positions collectively underperformed benchmark returns for the sector. In particular, Heritage held a number of detrimental positions within the specialty retail group, including clothing chain Children’s Place Retail Stores, Inc. (which is not a constituent of the benchmark). Because the company sells staple goods that are in demand regardless of economic conditions, it had fared better in the weak economic environment than did retailers of discretionary items, and investors viewed it as a defensive position going into 2009. After the market turn in early March, however, these types of securities were largely sidelined in favor of more aggressive stocks.

Elsewhere in the sector, an overweight position in private education company Career Education Corp. weighed on both absolute and relative performance. The company delivered gains in the midst of the economic recession, benefiting from expanding student enrollments as a result of corporate layoffs and fewer job opportunities. However, investors appetite for riskier securities after the March bottom, and worries about stricter regulation on for-profit colleges, caused the stock to underperform.

Elsewhere in the consumer discretionary sector, online travel company priceline.com helped performance. As travel demand overall rebounded, more travelers booked their vacation trips online. priceline.com took a greater share of these bookings compared with their peers during the course of the reporting period.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Heritage

Industrials, Health Care Hindered

Within the industrials sector, Heritage maintained overweight positions in railroad companies, including Norfolk Southern Corp. This industry had experienced improving fundamentals as higher fuel prices created an advantage for the more fuel-efficient railroads versus trucking companies, and as coal shipments continued to increase. However, the abrupt decline in business activity during the period caused rail car shipments to decline and these positions ended up underperforming the benchmark. Elsewhere in the sector, the portfolio’s investments in companies involved in construction and engineering also lagged in relative terms.

The health care sector was the largest source of underperformance against the benchmark, the result of overweight positions in biotechnology companies, including Celgene Corp. and Gilead Sciences Inc. Concerns about President Obama’s health care reform plan and its effect on industry profits, as well as worries about generic competition hurt performance.

Financials, Materials Lagged

Investments in the financials sector trimmed Heritage’s returns. An overweight position within the insurance industry dampened returns as investors migrated from this defensive group toward riskier areas of the market. Similarly, an overweight stake in commercial banks detracted from relative returns.

Within the materials sector, Heritage maintained a significant position in chemical company Monsanto, which is not represented in the benchmark. Although Monsanto benefited portfolio returns in the past, the company’s share price declined during the period due to oversupply of its RoundUp herbicide, brought on by the availability of a generic version of the product from China.

Information Technology, Utilities Helped

In information technology, advantageous weightings in the semiconductor group included Marvell Technology Group. The integrated circuit manufacturer’s share price nearly doubled during the period as it announced cost cuts and cut inventory, which helped it deliver earnings in excess of analysts’ estimates when demand for consumer technology products came back quicker than the market had anticipated.

In computers and peripherals, Apple Inc. benefited portfolio returns as the company continued to introduce consumer-related products that were well received. The iPhone, in particular, has been a significant contributor to Apple’s growth and outperformance.

An underweight allotment to utilities also proved advantageous in relative terms. In fact, Heritage avoided utilities altogether, one of the weakest-performing sectors in the benchmark.

Outlook

Heritage’s investment process focuses on medium-sized and smaller companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive investment performance over time. Despite the current difficult investment environment for this discipline, we remain focused on implementing our time-tested investment approach.

8

Heritage

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Petrohawk Energy Corp.	2.5%	1.3%
SBA Communications Corp., Class A	2.1%	1.5%
Apple, Inc.	2.1%	1.7%
Cliffs Natural Resources, Inc.	2.1%	—
Seagate Technology	1.9%	0.7%
O’Reilly Automotive, Inc.	1.8%	1.5%
Lorillard, Inc.	1.7%	1.7%
Crown Holdings, Inc.	1.7%	1.3%
Whole Foods Market, Inc.	1.7%	0.4%
Tenet Healthcare Corp.	1.5%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Specialty Retail	7.0%	5.2%
Semiconductors & Semiconductor Equipment	5.0%	7.7%
Health Care Providers & Services	5.0%	5.1%
Oil, Gas & Consumable Fuels	4.8%	8.1%
Computers & Peripherals	4.7%	2.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	90.3%	88.7%
Foreign Common Stocks*	9.5%	10.6%
Total Common Stocks	99.8%	99.3%
Temporary Cash Investments	0.6%	1.1%
Other Assets and Liabilities	(0.4)%	(0.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Performance

New Opportunities II

Total Returns as of October 31, 2009
		Average Annual Returns
			Since	Inception
	1 year	5 years	Inception	Date
Investor Class	-1.80%	0.33%	2.97%	6/1/01
Russell 2000 Growth Index(1)	11.34%	0.95%	0.22%	—
Institutional Class	-1.79%	—	-15.05%	5/18/07
A Class				1/31/03
No sales charge*	-2.17%	0.08%	6.34%
With sales charge*	-7.84%	-1.09%	5.42%
B Class				1/31/03
No sales charge*	-2.77%	-0.67%	5.55%
With sales charge*	-6.77%	-0.88%	5.55%
C Class	-2.94%	-0.67%	5.60%(2)	1/31/03
R Class	-2.35%	—	-21.33%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Class returns would have been lower if distribution and service fees had not been waived from 2/1/03 to 6/30/03.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

New Opportunities II

One-Year Returns Over Life of Class
Periods ended October 31
	2001*	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-9.60%	-8.19%	38.55%	9.39%	10.14%	16.52%	35.22%	-40.34%	-1.80%
Russell 2000
Growth Index	-19.01%	-21.57%	46.56%	5.53%	10.91%	17.07%	16.73%	-37.87%	11.34%
*From 6/1/01, the Investor Class’s inception date. Index data from 5/31/01, the date nearest the Investor Class’s inception for which data are available.
Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.37%	1.17%	1.62%	2.37%	2.37%	1.87%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

11

Portfolio Commentary

New Opportunities II

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities II returned –1.80%* for the fiscal year ended October 31, 2009, trailing the 11.34% return of its benchmark, the Russell 2000 Growth Index.

While the fund’s benchmark posted a double-digit gain for the 12-month period, the fund produced a modestly negative return. Virtually all of the portfolio’s underperformance occurred in the spring of 2009, during the stock market’s abrupt transition from steep decline to sharp rally. The portfolio was defensively positioned during the market downturn in late 2008 and early 2009, but as the market rapidly reversed course in anticipation of an economic recovery, our defensive holdings were left behind in the ensuing rally. Furthermore, the rebound in small-cap stocks was driven by companies that lacked the integral characteristics we look for as part of our investment process—improving business fundamentals and price momentum.

The portfolio outperformed during the last few months of the period as we repositioned the portfolio with a focus on companies that fare well in an economic recovery. In addition, the market began to recognize and reward stocks with the characteristics we seek in our investment process. Nonetheless, it was not enough to offset the severe underperformance in the middle of the period.

Technology and Financials Underperformed

The portfolio’s information technology and financials holdings had the biggest negative impact on performance versus the Russell 2000 Growth Index. The lion’s share of the underperformance in the information technology sector came from the semiconductor and Internet services industries. The most significant detractor was semiconductor manufacturer Microsemi, which faced a substantial decline in demand and a controversy about the credentials of its chief investment officer. Another notable detractor was Bankrate, which produces a website showing current interest rates on various financial instruments. Bankrate was hurt by reduced advertising demand on its website.

In the financials sector, overweight positions in commercial banks and insurance firms were largely responsible for the underperformance. The biggest detractor in this sector was real estate investment trust U-Store-It, which owns and operates self-storage units. Concerns about the company’s ability to service and refinance its debt caused the stock to drop sharply in the first half of the period. Regional bank Oriental Financial Group also slumped early in the period after reporting significant losses on its securities portfolio.

Industrials Hurt by Weak Airline Industry

The portfolio’s industrials holdings underperformed their counterparts in the benchmark index, and the main culprit was our overweight position in the airline industry during the first half of the period. Our thesis for the airline industry was based on the sharp decline in fuel prices during the last half of 2008, which we expected to translate into higher profit margins for airline companies.

*All fund returns referenced in this commentary are for Investor Class shares.

12

New Opportunities II

Unfortunately, this thesis did not play out as we anticipated. The economic downturn severely curtailed air traffic in early 2009, leading to a substantial drop in airfares that weighed on the industry’s profitability. Furthermore, most of the major airlines locked in fuel prices in advance to hedge against higher fuel costs, so they did not fully benefit from the decline in energy prices.

The portfolio’s largest detractors for the 12-month period were US Airways Group and UAL, the parent company of United Airlines. We eliminated our overweight position in early 2009, but we maintained some exposure to the airline industry as the economic environment improved.

Utilities and Materials Outperformed

Only two sectors of the portfolio added value relative to the Russell 2000 Growth Index—utilities and materials. Industry allocation was the key behind the outperformance in the utilities sector, particularly underweight positions in electric and gas utilities and an overweight position in water utilities.

In the materials sector, outperformance resulted primarily from an overweight position in paper and forest products companies and stock selection among chemicals producers. One of the top contributors was Schweitzer-Mauduit, which makes specialty paper products. The company developed low-ignition-propensity cigarette paper, which self-extinguishes when not being smoked to help prevent inadvertent fires. This product gives the company a significant competitive advantage at a time when more and more states are requiring usage of fire-safe cigarette paper.

The portfolio’s exposure to foreign companies had a meaningful impact on absolute performance, led by the fund’s top performance contributor—AsiaInfo Holdings, which provides billing software and services to the telecommunications industry in China. A restructuring and technological upgrade in the Chinese telecom industry led to stronger demand for AsiaInfo’s products and services, boosting revenue and profit growth.

Fund Name Change

Effective December 1, 2009, the name of the fund changed from New Opportunities II Fund to Small Cap Growth Fund, which more accurately depicts the segment of the market in which we invest. The fund’s investment mandate has not changed, however; we will continue to invest in small-cap stocks exhibiting price momentum and accelerating revenue and earnings growth.

A Look Ahead

As we move into 2010, the fund is positioned to benefit from further progress in the economic recovery, as well as a follow-through in current market leadership. While we are disappointed in the fund’s performance over the past year, we remain confident that our investment strategy will produce favorable results over time.

13

New Opportunities II

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
American Greetings Corp., Class A	1.8%	—
Tempur-Pedic International, Inc.	1.7%	0.5%
Bare Escentuals, Inc.	1.5%	—
Dollar Thrifty Automotive Group, Inc.	1.5%	—
priceline.com, Inc.	1.2%	1.5%
Maxwell Technologies, Inc.	1.1%	0.8%
LodgeNet Interactive Corp.	1.1%	0.9%
Solutia, Inc.	1.1%	—
TNS, Inc.	1.1%	—
Lennar Corp., Class A	1.1%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Semiconductors & Semiconductor Equipment	7.6%	2.9%
Household Durables	6.4%	2.2%
Oil, Gas & Consumable Fuels	5.1%	4.5%
Capital Markets	4.5%	1.6%
Software	4.3%	6.3%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	91.7%	94.9%
Foreign Common Stocks*	8.3%	4.4%
Total Common Stocks	100.0%	99.3%
Temporary Cash Investments	0.7%	1.4%
Other Assets and Liabilities	(0.7)%	(0.7)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 - 10/31/09	Expense Ratio*
Heritage
Actual
Investor Class	$1,000	$1,130.20	$5.37	1.00%
Institutional Class	$1,000	$1,130.90	$4.30	0.80%
A Class	$1,000	$1,128.30	$6.71	1.25%
B Class	$1,000	$1,123.80	$10.71	2.00%
C Class	$1,000	$1,124.30	$10.71	2.00%
R Class	$1,000	$1,126.60	$8.04	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
New Opportunities II
Actual
Investor Class	$1,000	$1,100.60	$7.47	1.41%
Institutional Class	$1,000	$1,100.20	$6.41	1.21%
A Class	$1,000	$1,099.60	$8.78	1.66%
B Class	$1,000	$1,093.60	$12.72	2.41%
C Class	$1,000	$1,093.20	$12.72	2.41%
R Class	$1,000	$1,097.40	$10.10	1.91%
Hypothetical
Investor Class	$1,000	$1,018.10	$7.17	1.41%
Institutional Class	$1,000	$1,019.11	$6.16	1.21%
A Class	$1,000	$1,016.84	$8.44	1.66%
B Class	$1,000	$1,013.06	$12.23	2.41%
C Class	$1,000	$1,013.06	$12.23	2.41%
R Class	$1,000	$1,015.58	$9.70	1.91%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the  number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

16

Schedule of Investments
Heritage

OCTOBER 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.8%			CONSUMER FINANCE — 2.1%
			AmeriCredit Corp.(1)	1,017,200	$ 17,953,580
AIRLINES — 0.7%
Delta Air Lines, Inc.(1)	1,939,400	$ 13,847,316	Discover Financial Services	1,654,104	23,389,031
BEVERAGES — 0.6%					41,342,611
Dr. Pepper Snapple			CONTAINERS & PACKAGING — 1.7%
Group, Inc.(1)	415,600	11,329,256	Crown Holdings, Inc.(1)	1,312,700	34,983,455
BIOTECHNOLOGY — 3.8%			DIVERSIFIED CONSUMER SERVICES — 1.5%
Alexion			Career Education Corp.(1)	864,651	18,019,327
Pharmaceuticals, Inc.(1)	415,800	18,465,678	Strayer Education, Inc.	64,600	13,111,862
Celgene Corp.(1)	288,200	14,712,610			31,131,189
Grifols SA	1,267,000	20,476,659	ELECTRICAL EQUIPMENT — 1.0%
Talecris Biotherapeutics			Cooper Industries plc,
Holdings Corp.(1)	530,853	10,648,911	Class A	529,000	20,467,010
United Therapeutics Corp.(1)	308,200	13,110,828	ELECTRONIC EQUIPMENT, INSTRUMENTS
		77,414,686	& COMPONENTS — 2.4%
CAPITAL MARKETS — 3.8%			Agilent Technologies, Inc.(1)	831,500	20,571,310
Affiliated Managers			Amphenol Corp., Class A	697,600	27,987,712
Group, Inc.(1)	281,300	17,859,737			48,559,022
Jefferies Group, Inc.(1)	996,200	26,000,820	ENERGY EQUIPMENT & SERVICES — 1.5%
Lazard Ltd., Class A	566,370	21,380,467	Cameron
Morgan Stanley	355,364	11,414,292	International Corp.(1)	329,700	12,189,009
		76,655,316	Smith International, Inc.	617,000	17,109,410
CHEMICALS — 2.3%					29,298,419
Ecolab, Inc.	569,900	25,052,804	FOOD & STAPLES RETAILING — 3.0%
Scotts Miracle-Gro Co.			Costco Wholesale Corp.	453,800	25,798,530
(The), Class A	228,345	9,275,374	Whole Foods Market, Inc.(1)	1,048,000	33,598,880
Valspar Corp.	486,100	12,332,357			59,397,410
		46,660,535	FOOD PRODUCTS — 0.6%
COMMERCIAL BANKS — 0.7%			Green Mountain Coffee
Fifth Third Bancorp.	1,486,900	13,292,886	Roasters, Inc.(1)	191,280	12,729,684
COMMUNICATIONS EQUIPMENT — 1.8%			HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
ADTRAN, Inc.	658,600	15,174,144	Beckman Coulter, Inc.	218,400	14,049,672
F5 Networks, Inc.(1)	456,700	20,501,263	C.R. Bard, Inc.	276,000	20,719,320
		35,675,407	ev3, Inc.(1)	864,700	10,186,166
COMPUTERS & PERIPHERALS — 4.7%					44,955,158
Apple, Inc.(1)	223,727	42,172,540	HEALTH CARE PROVIDERS & SERVICES — 5.0%
Lexmark International, Inc.,			Express Scripts, Inc.(1)	359,400	28,723,248
Class A(1)	204,500	5,214,750	Health Management
Seagate Technology	2,703,500	37,713,825	Associates, Inc., Class A(1)	2,568,200	15,666,020
STEC, Inc.(1)	487,948	10,403,051	Medco Health
			Solutions, Inc.(1)	458,500	25,731,020
		95,504,166
			Tenet Healthcare Corp.(1)	5,903,300	30,224,896
					100,345,184

17

Heritage

	Shares	Value		Shares	Value
HEALTH CARE TECHNOLOGY — 1.1%			METALS & MINING — 4.1%
athenahealth, Inc.(1)	274,300	$ 10,316,423	AK Steel Holding Corp.	939,000	$ 14,901,930
SXC Health			Cliffs Natural Resources, Inc.	1,178,400	41,915,688
Solutions Corp.(1)	263,485	12,035,995	Steel Dynamics, Inc.	763,006	10,216,650
		22,352,418	Walter Energy, Inc.	248,800	14,554,800
HOTELS, RESTAURANTS & LEISURE — 4.0%					81,589,068
Ctrip.com International			MULTI-INDUSTRY — 1.3%
Ltd. ADR(1)	354,700	18,990,638
			Financial Select Sector
Las Vegas Sands Corp.(1)	1,468,100	22,153,629	SPDR Fund	1,857,500	26,042,150
Royal Caribbean			MULTILINE RETAIL — 2.9%
Cruises Ltd.(1)	512,600	10,369,898
			J.C. Penney Co., Inc.	647,600	21,454,988
Starwood Hotels & Resorts			Kohl’s Corp.(1)	356,300	20,387,486
Worldwide, Inc.	461,100	13,399,566
WMS Industries, Inc.(1)	379,900	15,188,402	Nordstrom, Inc.	539,400	17,142,132
		80,102,133			58,984,606
INDUSTRIAL CONGLOMERATES — 0.5%			OIL, GAS & CONSUMABLE FUELS — 4.8%
			Continental
McDermott			Resources, Inc.(1)	274,400	10,210,424
International, Inc.(1)	418,500	9,303,255
			Petrohawk Energy Corp.(1)	2,106,236	49,538,671
INSURANCE — 0.5%
			Quicksilver Resources, Inc.(1)	1,453,997	17,738,763
Genworth Financial, Inc.,
Class A(1)	906,276	9,624,651	Range Resources Corp.	393,600	19,699,680
INTERNET & CATALOG RETAIL — 1.9%					97,187,538
Netflix, Inc.(1)	142,100	7,595,245	PROFESSIONAL SERVICES — 0.5%
priceline.com, Inc.(1)	190,641	30,081,243	Manpower, Inc.	205,900	9,761,719
		37,676,488	REAL ESTATE MANAGEMENT
INTERNET SOFTWARE & SERVICES — 2.7%			& DEVELOPMENT — 1.1%
			CB Richard Ellis Group, Inc.,
Equinix, Inc.(1)	289,100	24,666,012	Class A(1)	2,199,300	22,762,755
MercadoLibre, Inc.(1)	291,100	10,418,469	ROAD & RAIL — 2.2%
Tencent Holdings Ltd.	1,152,000	20,104,937	J.B. Hunt Transport
		55,189,418	Services, Inc.	638,700	19,199,322
IT SERVICES — 3.5%			Kansas City Southern(1)	738,500	17,893,855
Cognizant Technology			Railamerica, Inc.(1)	540,289	6,359,202
Solutions Corp., Class A(1)	740,300	28,612,595
					43,452,379
Global Payments, Inc.	510,400	25,126,992	SEMICONDUCTORS & SEMICONDUCTOR
MasterCard, Inc., Class A	79,600	17,433,992	EQUIPMENT — 5.0%
		71,173,579	Analog Devices, Inc.	851,600	21,826,508
LIFE SCIENCES TOOLS & SERVICES — 1.5%			Atheros
Life Technologies Corp.(1)	622,100	29,344,457	Communications, Inc.(1)	580,500	14,291,910
MACHINERY — 4.2%			Cypress
			Semiconductor Corp.(1)	1,258,000	10,604,940
Bucyrus International, Inc.	334,100	14,840,722
			NVIDIA Corp.(1)	1,477,200	17,667,312
Cummins, Inc.	350,700	15,101,142
Flowserve Corp.	178,087	17,489,924	Silicon Laboratories, Inc.(1)	208,500	8,736,150
Hitachi Construction			Teradyne, Inc.(1)	1,533,100	12,832,047
Machinery Co. Ltd.	539,500	12,516,706	Varian Semiconductor
Ingersoll-Rand plc	637,000	20,122,830	Equipment Associates, Inc.(1)	513,900	14,589,621
Navistar					100,548,488
International Corp.(1)	143,703	4,762,317
		84,833,641

18

Heritage

	Shares	Value		Shares	Value
SOFTWARE — 3.2%			TRADING COMPANIES & DISTRIBUTORS — 2.0%
Citrix Systems, Inc.(1)	604,200	$ 22,210,392	Fastenal Co.	743,800	$ 25,661,100
McAfee, Inc.(1)	420,422	17,607,274	MSC Industrial Direct Co.,
Perfect World Co. Ltd.,			Class A	339,964	14,635,450
Class B ADR(1)	279,031	12,280,154			40,296,550
Rovi Corp.(1)	425,700	11,728,035	WIRELESS TELECOMMUNICATION SERVICES — 2.6%
		63,825,855	Millicom International
			Cellular SA(1)	144,700	9,066,902
SPECIALTY RETAIL — 7.0%
Advance Auto Parts, Inc.	316,300	11,785,338	SBA Communications Corp.,
			Class A(1)	1,532,932	43,244,012
Aeropostale, Inc.(1)	336,100	12,613,833
					52,310,914
Chico’s FAS, Inc.(1)	2,218,300	26,508,685	TOTAL COMMON STOCKS
Dick’s Sporting Goods, Inc.(1)	469,000	10,641,610	(Cost $1,735,848,768)		2,008,812,599
Gymboree Corp.(1)	385,800	16,423,506
			Temporary Cash Investments — 0.6%
J. Crew Group, Inc.(1)	200,565	8,179,040
			JPMorgan U.S. Treasury
O’Reilly Automotive, Inc.(1)	959,600	35,773,888	Plus Money Market Fund
Ross Stores, Inc.	39,977	1,759,388	Agency Shares	79,182	79,182
Williams-Sonoma, Inc.	937,400	17,604,372	Repurchase Agreement, Bank of America
		141,289,660	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 1.875%-3.625%,
TEXTILES, APPAREL & LUXURY GOODS — 2.1%			7/15/13-4/15/28, valued at $12,137,121),
Carter’s, Inc.(1)	791,000	18,667,600	in a joint trading account at 0.05%,
Fuqi International, Inc.(1)	382,800	7,843,572	dated 10/30/09, due 11/2/09
			(Delivery value $11,800,049)		11,800,000
Warnaco Group, Inc. (The)(1)	391,930	15,884,923
			TOTAL TEMPORARY
		42,396,095	CASH INVESTMENTS
TOBACCO — 1.7%			(Cost $11,879,182)		11,879,182
Lorillard, Inc.	452,600	35,176,072	TOTAL INVESTMENT
			SECURITIES — 100.4%
			(Cost $1,747,727,950)		2,020,691,781
			OTHER ASSETS
			AND LIABILITIES — (0.4)%		(7,217,150)
			TOTAL NET ASSETS — 100.0%		$2,013,474,631

19

Heritage

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
8,533,245	EUR for USD	11/30/09	$12,557,182	$ 58,453
617,727,500	JPY for USD	11/30/09	6,863,442	(81,786)
			$19,420,624	$(23,333)
(Value on Settlement Date $19,397,291)

Notes to Schedule of Investments
ADR = American Depositary Receipt
EUR = Euro
JPY = Japanese Yen
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

20

New Opportunities II

OCTOBER 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 100.0%			Savient
			Pharmaceuticals, Inc.(1)	69,776	$ 879,178
AEROSPACE & DEFENSE — 0.8%			Seattle Genetics, Inc.(1)	95,283	865,170
AerCap Holdings NV(1)	401,475	$ 3,364,360
			Theravance, Inc.(1)	60,183	840,756
AIRLINES — 1.7%					17,496,686
Gol Linhas Aereas
Inteligentes SA ADR(1)	207,710	2,133,182	BUILDING PRODUCTS — 1.1%
Hawaiian Holdings, Inc.(1)	445,094	3,155,716	Gibraltar Industries, Inc.	202,181	2,187,598
			Trex Co., Inc.(1)	156,084	2,483,297
UAL Corp.(1)	280,850	1,828,334
		7,117,232			4,670,895
AUTO COMPONENTS — 4.0%			CAPITAL MARKETS — 4.5%
			Artio Global Investors, Inc.(1)	47,651	1,120,275
American Axle &
Manufacturing Holdings, Inc.	252,886	1,514,787	Cohen & Steers, Inc.	198,932	3,845,356
ArvinMeritor, Inc.	115,955	905,608	Evercore Partners, Inc.,
Cooper Tire & Rubber Co.	233,356	3,561,013	Class A	108,585	3,544,215
			HFF, Inc., Class A(1)	208,892	1,201,129
Dana Holding Corp.(1)	189,583	1,073,040
Modine Manufacturing Co.	267,438	2,754,611	KBW, Inc.(1)	88,669	2,482,732
Tenneco, Inc.(1)	195,550	2,663,391	Piper Jaffray Cos.(1)	81,680	3,789,135
TRW Automotive			Stifel Financial Corp.(1)	38,372	1,993,809
Holdings Corp.(1)	248,792	3,893,595	US Global Investors, Inc.,
		16,366,045	Class A	31,962	319,300
AUTOMOBILES — 0.4%					18,295,951
Winnebago Industries, Inc.(1)	139,010	1,598,615	CHEMICALS — 2.1%
BEVERAGES — 1.1%			A. Schulman, Inc.	109,467	1,901,442
Central European			Ferro Corp.	312,339	1,914,638
Distribution Corp.(1)	82,651	2,571,273	Solutia, Inc.(1)	420,383	4,624,213
Cott Corp.(1)	252,257	1,992,830			8,440,293
		4,564,103	COMMERCIAL BANKS — 0.4%
BIOTECHNOLOGY — 4.3%			East West Bancorp, Inc.	198,538	1,792,798
Acorda Therapeutics, Inc.(1)	41,769	907,640	COMMERCIAL SERVICES & SUPPLIES — 0.5%
Alkermes, Inc.(1)	106,428	848,231	Ennis, Inc.	85,667	1,297,855
Alnylam			SYKES Enterprises, Inc.(1)	36,090	856,777
Pharmaceuticals, Inc.(1)	40,649	692,659			2,154,632
AMAG			COMMUNICATIONS EQUIPMENT — 1.2%
Pharmaceuticals, Inc.(1)	20,013	756,091
			Aruba Networks, Inc.(1)	208,564	1,630,970
Cepheid, Inc.(1)	63,654	844,688
			Blue Coat Systems, Inc.(1)	148,389	3,306,107
Cubist					4,937,077
Pharmaceuticals, Inc.(1)	63,230	1,071,116
Human Genome			COMPUTERS & PERIPHERALS — 2.0%
Sciences, Inc.(1)	171,959	3,213,914	Intevac, Inc.(1)	155,233	1,583,377
InterMune, Inc.(1)	45,407	548,517	Novatel Wireless, Inc.(1)	226,607	2,021,334
Isis Pharmaceuticals, Inc.(1)	102,320	1,296,394	Silicon Graphics
			International Corp.(1)	158,162	942,646
Medivation, Inc.(1)	32,802	837,107
			STEC, Inc.(1)	92,196	1,965,619
Onyx Pharmaceuticals, Inc.(1)	64,871	1,725,569
			Xyratex Ltd.(1)	140,101	1,464,055
PDL BioPharma, Inc.	127,694	1,073,906
Regeneron					7,977,031
Pharmaceuticals, Inc.(1)	69,793	1,095,750

21

New Opportunities II

	Shares	Value		Shares	Value
CONSTRUCTION & ENGINEERING — 0.3%			Immucor, Inc.(1)	75,938	$ 1,357,771
Great Lakes Dredge			Masimo Corp.(1)	52,943	1,406,696
& Dock Corp.	200,575	$ 1,229,525	Meridian Bioscience, Inc.	44,255	982,018
CONSUMER FINANCE — 1.0%			NuVasive, Inc.(1)	38,925	1,412,588
Cardtronics, Inc.(1)	144,680	1,439,566
			STERIS Corp.	63,001	1,843,409
Dollar Financial Corp.(1)	148,453	2,786,463
			Syneron Medical Ltd.(1)	113,664	1,250,304
		4,226,029	Thoratec Corp.(1)	59,876	1,572,344
CONTAINERS & PACKAGING — 0.7%			Volcano Corp.(1)	43,296	621,298
Temple-Inland, Inc.	172,758	2,669,111	West Pharmaceutical
DIVERSIFIED CONSUMER SERVICES — 1.0%			Services, Inc.	35,468	1,399,922
Sotheby’s	252,359	4,002,414			17,022,208
DIVERSIFIED FINANCIAL SERVICES — 0.6%			HEALTH CARE PROVIDERS & SERVICES — 3.0%
Portfolio Recovery			Amedisys, Inc.(1)	28,698	1,141,893
Associates, Inc.(1)	52,942	2,442,744
			AMERIGROUP Corp.(1)	57,929	1,277,335
DIVERSIFIED TELECOMMUNICATION
SERVICES — 0.8%			Catalyst Health
			Solutions, Inc.(1)	40,244	1,262,454
Cogent Communications
Group, Inc.(1)	324,028	3,282,404	Chemed Corp.	25,077	1,136,490
ELECTRICAL EQUIPMENT — 2.5%			Genoptix, Inc.(1)	19,351	673,221
American			HealthSouth Corp.(1)	103,415	1,510,893
Superconductor Corp.(1)	98,493	3,301,485	HMS Holdings Corp.(1)	28,323	1,215,906
AZZ, Inc.(1)	77,398	2,651,656	Owens & Minor, Inc.	35,701	1,459,814
Trina Solar Ltd. ADR(1)	124,811	4,053,861	PharMerica Corp.(1)	35,806	552,487
		10,007,002	PSS World Medical, Inc.(1)	64,754	1,309,326
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Psychiatric Solutions, Inc.(1)	42,012	867,128
COMPONENTS — 4.2%					12,406,947
Brightpoint, Inc.(1)	559,178	4,121,142
			HEALTH CARE TECHNOLOGY — 1.4%
Echelon Corp.(1)	115,169	1,572,057
			athenahealth, Inc.(1)	36,404	1,369,154
Littelfuse, Inc.(1)	111,984	3,086,279
			Eclipsys Corp.(1)	61,612	1,155,225
Maxwell Technologies, Inc.(1)	259,940	4,660,724
			MedAssets, Inc.(1)	43,684	958,427
Sanmina-SCI Corp.(1)	276,676	1,776,260
			Phase Forward, Inc.(1)	50,103	656,850
Smart Modular Technologies			Quality Systems, Inc.	23,338	1,424,085
WWH, Inc.(1)	508,344	2,063,876
		17,280,338			5,563,741
ENERGY EQUIPMENT & SERVICES — 0.8%			HOTELS, RESTAURANTS & LEISURE — 2.4%
			Bally Technologies, Inc.(1)	80,971	3,189,448
Dril-Quip, Inc.(1)	41,461	2,014,590
			Caribou Coffee Co., Inc.(1)	60,297	493,833
Lufkin Industries, Inc.	21,717	1,238,955
		3,253,545	Carrols Restaurant
			Group, Inc.(1)	231,135	1,500,066
FOOD PRODUCTS — 0.3%			Home Inns & Hotels
Darling International, Inc.(1)	160,477	1,115,315	Management, Inc. ADR(1)	100,428	2,669,376
HEALTH CARE EQUIPMENT & SUPPLIES — 4.2%			Life Time Fitness, Inc.(1)	89,731	1,933,703
Abaxis, Inc.(1)	24,283	554,138			9,786,426
Align Technology, Inc.(1)	65,299	1,026,500	HOUSEHOLD DURABLES — 6.4%
American Medical Systems			American Greetings Corp.,
Holdings, Inc.(1)	78,451	1,209,714	Class A	351,208	7,143,571
Cynosure, Inc., Class A(1)	95,442	956,329	La-Z-Boy, Inc.	453,295	3,218,395
Haemonetics Corp.(1)	27,751	1,429,177	Lennar Corp., Class A	352,137	4,436,926

22

New Opportunities II

	Shares	Value		Shares	Value
Sealy Corp.(1)	1,152,597	$ 3,342,531	OIL, GAS & CONSUMABLE FUELS — 5.1%
Tempur-Pedic			Arena Resources, Inc.(1)	57,757	$ 2,152,026
International, Inc.(1)	362,266	7,017,092	ATP Oil & Gas Corp.(1)	206,956	3,582,408
Tupperware Brands Corp.	20,396	918,228	Carrizo Oil & Gas, Inc.(1)	114,563	2,655,570
		26,076,743	Clean Energy Fuels Corp.(1)	223,122	2,588,215
INSURANCE — 0.8%			DCP Midstream Partners LP	38,847	1,001,864
National Financial			EXCO Resources, Inc.	73,814	1,152,975
Partners Corp.(1)	94,812	772,718
			Gran Tierra Energy, Inc.(1)	515,218	2,452,438
Protective Life Corp.	118,368	2,278,584
		3,051,302	Kodiak Oil & Gas Corp.(1)	1,365,018	3,289,693
INTERNET & CATALOG RETAIL — 1.6%			Northern Oil And Gas, Inc.(1)	189,597	1,729,125
Blue Nile, Inc.(1)	29,617	1,778,501			20,604,314
priceline.com, Inc.(1)	29,785	4,699,775	PAPER & FOREST PRODUCTS — 2.8%
		6,478,276	Aracruz Celulose SA ADR(1)	135,923	2,530,886
INTERNET SOFTWARE & SERVICES — 2.3%			KapStone Paper and
			Packaging Corp.(1)	434,419	3,014,868
Internet Capital Group, Inc.(1)	426,846	3,103,171
			Louisiana-Pacific Corp.(1)	222,132	1,166,193
NIC, Inc.	135,338	1,185,561
			Mercer International, Inc.(1)	435,775	932,558
Openwave Systems, Inc.(1)	1,287,805	2,923,317
			Schweitzer-Mauduit
United Online, Inc.	282,968	2,263,744	International, Inc.	75,852	3,917,756
		9,475,793			11,562,261
IT SERVICES — 1.8%			PERSONAL PRODUCTS — 2.4%
China Information Security			Bare Escentuals, Inc.(1)	494,970	6,251,471
Technology, Inc.(1)	410,552	2,627,533
			China-Biotics, Inc.(1)	66,088	766,621
TNS, Inc.(1)	161,183	4,555,031
			Medifast, Inc.(1)	123,509	2,719,668
		7,182,564
LEISURE EQUIPMENT & PRODUCTS — 1.0%					9,737,760
Leapfrog Enterprises, Inc.(1)	304,314	1,004,236	PHARMACEUTICALS — 1.0%
RC2 Corp.(1)	247,692	3,234,858	Auxilium
			Pharmaceuticals, Inc.(1)	46,212	1,453,830
		4,239,094	Nektar Therapeutics(1)	105,862	859,599
LIFE SCIENCES TOOLS & SERVICES — 0.7%			Salix Pharmaceuticals Ltd.(1)	52,846	971,838
Dionex Corp.(1)	19,276	1,308,455
			VIVUS, Inc.(1)	85,269	673,625
Luminex Corp.(1)	47,152	694,077
					3,958,892
PAREXEL			PROFESSIONAL SERVICES — 0.9%
International Corp.(1)	65,249	816,918
			Heidrick & Struggles
		2,819,450	International, Inc.	134,105	3,669,113
MACHINERY — 1.2%			REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
Chart Industries, Inc.(1)	57,191	1,130,666	Agree Realty Corp.	103,136	2,406,163
FreightCar America, Inc.	100,879	2,378,727	Ashford Hospitality
Trimas Corp.(1)	267,534	1,203,903	Trust, Inc.(1)	541,877	2,080,808
		4,713,296	Sunstone Hotel
MEDIA — 1.9%			Investors, Inc.(1)	224,382	1,694,084
Belo Corp., Class A	617,333	2,901,465	U-Store-It Trust	722,380	4,117,566
LodgeNet Interactive Corp.(1)	955,978	4,636,493			10,298,621
		7,537,958	ROAD & RAIL — 1.5%
METALS & MINING — 0.3%			Dollar Thrifty Automotive
			Group, Inc.(1)	332,164	6,148,356
Brush Engineered
Materials, Inc.(1)	71,212	1,313,861

23

New Opportunities II

	Shares	Value		Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR			TEXTILES, APPAREL & LUXURY GOODS — 2.5%
EQUIPMENT — 7.6%			Crocs, Inc.(1)	325,215	$ 1,977,307
Advanced Energy			Deckers Outdoor Corp.(1)	21,897	1,963,504
Industries, Inc.(1)	277,457	$ 3,387,750
			G-III Apparel Group Ltd.(1)	164,385	2,631,804
Amkor Technology, Inc.(1)	743,090	4,094,426
			Steven Madden Ltd.(1)	86,653	3,509,446
Atheros
Communications, Inc.(1)	154,475	3,803,174			10,082,061
Cymer, Inc.(1)	103,607	3,547,504	TRADING COMPANIES & DISTRIBUTORS — 0.9%
Entegris, Inc.(1)	1,088,977	4,094,553	Aircastle Ltd.	469,130	3,715,510
Entropic			TRANSPORTATION INFRASTRUCTURE — 0.9%
Communications, Inc.(1)	437,912	1,151,709	Aegean Marine Petroleum
LTX-Credence Corp.(1)	1,033,337	1,384,672	Network, Inc.	159,426	3,746,511
OmniVision			TOTAL COMMON STOCKS
Technologies, Inc.(1)	170,052	2,084,837	(Cost $357,561,190)		407,500,094
Pericom			Temporary Cash Investments — 0.7%
Semiconductor Corp.(1)	77,688	731,044
			JPMorgan U.S. Treasury
Semtech Corp.(1)	143,383	2,218,135	Plus Money Market Fund
Skyworks Solutions, Inc.(1)	169,502	1,767,906	Agency Shares	74,754	74,754
Techwell, Inc.(1)	167,755	1,741,297	Repurchase Agreement, Bank of America
Tessera Technologies, Inc.(1)	49,048	1,084,451	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 1.875%-3.625%,
		31,091,458	7/15/13-4/15/28, valued at $3,085,709),
SOFTWARE — 4.3%			in a joint trading account at 0.05%,
Actuate Corp.(1)	523,291	2,621,688	dated 10/30/09, due 11/2/09
			(Delivery value $3,000,012)		3,000,000
CommVault Systems, Inc.(1)	161,811	3,187,677
			TOTAL TEMPORARY
Deltek, Inc.(1)	154,690	1,106,033	CASH INVESTMENTS
Interactive			(Cost $3,074,754)		3,074,754
Intelligence, Inc.(1)	69,430	1,164,341	TOTAL INVESTMENT
JDA Software Group, Inc.(1)	158,158	3,137,855	SECURITIES — 100.7%
Net 1 UEPS			(Cost $360,635,944)		410,574,848
Technologies, Inc.(1)	96,665	1,690,671	OTHER ASSETS
Pegasystems, Inc.	25,388	727,874	AND LIABILITIES — (0.7)%		(3,033,341)
Smith Micro Software, Inc.(1)	229,206	2,081,190	TOTAL NET ASSETS — 100.0%		$407,541,507
Taleo Corp., Class A(1)	87,135	1,894,315	Notes to Schedule of Investments
		17,611,644	ADR = American Depositary Receipt
SPECIALTY RETAIL — 2.3%			(1) Non-income producing.
Aeropostale, Inc.(1)	102,479	3,846,037
Casual Male Retail			Industry classifications are unaudited.
Group, Inc.(1)	545,984	1,370,420
Kirkland’s, Inc.(1)	182,308	2,293,435
Pacific Sunwear
Of California(1)	299,983	1,811,897	See Notes to Financial Statements.
		9,321,789

24

Statement of Assets and Liabilities

OCTOBER 31, 2009
		New
	Heritage	Opportunities II
Assets
Investment securities, at value (cost of $1,747,727,950
and $360,635,944, respectively)	$2,020,691,781	$410,574,848
Cash	1,199	4,161
Foreign currency holdings, at value (cost of $197,910 and $–, respectively)	198,145	—
Receivable for investments sold	44,440,721	7,972,398
Receivable for capital shares sold	3,095,727	301,472
Receivable for forward foreign currency exchange contracts	58,453	—
Dividends and interest receivable	505,941	49,761
	2,068,991,967	418,902,640

Liabilities
Payable for investments purchased	50,963,743	10,216,756
Payable for capital shares redeemed	2,496,455	591,920
Payable for forward foreign currency exchange contracts	81,786	—
Accrued management fees	1,806,719	511,526
Service fees (and distribution fees – A Class and R Class) payable	131,731	30,626
Distribution fees payable	36,902	10,305
	55,517,336	11,361,133

Net Assets	$2,013,474,631	$407,541,507

See Notes to Financial Statements.

25

OCTOBER 31, 2009
		New
	Heritage	Opportunities II
Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,226,811,890	$778,946,495
Accumulated undistributed net investment income (loss)	23,333	(599,780)
Accumulated net realized loss on investment and foreign currency transactions	(486,302,395)	(420,744,112)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	272,941,803	49,938,904
	$2,013,474,631	$407,541,507

Investor Class, $0.01 Par Value
Net assets	$1,342,418,085	$170,125,452
Shares outstanding	93,761,917	31,123,396
Net asset value per share	$14.32	$5.47

Institutional Class, $0.01 Par Value
Net assets	$92,343,181	$108,261,459
Shares outstanding	6,324,608	19,703,815
Net asset value per share	$14.60	$5.49

A Class, $0.01 Par Value
Net assets	$518,768,264	$114,026,339
Shares outstanding	37,116,977	21,074,498
Net asset value per share	$13.98	$5.41
Maximum offering price (net asset value divided by 0.9425)	$14.83	$5.74

B Class, $0.01 Par Value
Net assets	$3,425,468	$2,975,541
Shares outstanding	241,829	565,524
Net asset value per share	$14.16	$5.26

C Class, $0.01 Par Value
Net assets	$51,744,602	$11,607,845
Shares outstanding	3,916,830	2,197,483
Net asset value per share	$13.21	$5.28

R Class, $0.01 Par Value
Net assets	$4,775,031	$544,871
Shares outstanding	335,292	100,738
Net asset value per share	$14.24	$5.41

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
		New
	Heritage	Opportunities II
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $101,963 and $42,539, respectively)	$ 13,992,524	$ 4,060,757
Interest	35,360	6,105
	14,027,884	4,066,862

Expenses:
Management fees	16,951,512	5,471,917
Distribution fees:
B Class	17,448	21,546
C Class	283,804	88,059
Service fees:
B Class	5,816	7,182
C Class	94,602	29,353
Distribution and service fees:
A Class	1,013,128	285,143
R Class	10,743	1,468
Directors’ fees and expenses	85,527	21,500
Other expenses	3,630	781
	18,466,210	5,926,949

Net investment income (loss)	(4,438,326)	(1,860,087)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(262,737,518)	(103,779,168)
Foreign currency transactions	(7,074,849)	(17,717)
	(269,812,367)	(103,796,885)

Change in net unrealized appreciation (depreciation) on:
Investments	447,801,313	87,733,891
Translation of assets and liabilities in foreign currencies	(1,272,835)	16,022
	446,528,478	87,749,913

Net realized and unrealized gain (loss)	176,716,111	(16,046,972)

Net Increase (Decrease) in Net Assets Resulting from Operations	$172,277,785	$(17,907,059)

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	Heritage		New Opportunities II
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (4,438,326)	$ (13,893,402)	$ (1,860,087)	$ (3,164,112)
Net realized gain (loss)	(269,812,367)	(187,029,551)	(103,796,885)	(137,399,405)
Change in net unrealized
appreciation (depreciation)	446,528,478	(1,057,065,104)	87,749,913	(137,916,205)
Net increase (decrease) in net assets
resulting from operations	172,277,785	(1,257,988,057)	(17,907,059)	(278,479,722)

Distributions to Shareholders
From net investment income:
Investor Class	(11,939,054)	—	—	—
Institutional Class	(936,743)	—	—	—
A Class	(2,902,861)	—	—	—
B Class	(2,133)	—	—	—
C Class	(43,759)	—	—	—
R Class	(4,033)	—	—	—
From net realized gains:
Investor Class	—	(116,021,756)	—	(2,300,951)
Institutional Class	—	(7,340,538)	—	(540,870)
A Class	—	(16,474,408)	—	(1,726,801)
B Class	—	(12,405)	—	(39,168)
C Class	—	(1,359,296)	—	(150,324)
R Class	—	(1,228)	—	(229)
Decrease in net assets from distributions	(15,828,583)	(141,209,631)	—	(4,758,343)

See Notes to Financial Statements.

28

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	Heritage		New Opportunities II
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	$ 121,367,022	$ 187,043,641	$(34,342,691)	$197,705,326(1)

Redemption Fees
Increase in net assets
from redemption fees	—	—	255,189	—(1)

Net increase (decrease)
in net assets	277,816,224	(1,212,154,047)	(51,994,561)	(85,532,739)

Net Assets
Beginning of period	1,735,658,407	2,947,812,454	459,536,068	545,068,807
End of period	$2,013,474,631	$1,735,658,407	$407,541,507	$459,536,068

Accumulated undistributed
net investment income (loss)	$23,333	$12,271,498	$(599,780)	—
(1) Capital share transactions for the year ended October 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

29

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Heritage Fund (Heritage) and New Opportunities II Fund (New Opportunities II) (collectively, the funds) are two funds in a series issued by the corporation. Effective December 1, 2009, New Opportunities II Fund was renamed Small Cap Growth Fund. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. Heritage pursues its objective by investing in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value over time. New Opportunities II pursues its objective by investing in small cap companies that management believes will increase in value over time. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

30

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

31

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — New Opportunities II may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar

32

investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of Heritage is 1.000% for the Investor Class, A Class, B Class, C Class and R Class and 0.800% for the Institutional Class. The annual management fee schedule for New Opportunities II ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of New Opportunities II is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended October 31, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Heritage	1.00%	0.80%
New Opportunities II	1.40%	1.20%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended October 31, 2009, were as follows:

	Heritage	New Opportunities II
Purchases	$2,760,757,065	$820,721,497
Sales	$2,641,665,558	$855,620,591

33

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Heritage
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	21,287,744	$269,895,757	31,233,074	$618,004,142
Issued in reinvestment of distributions	1,038,518	11,506,781	5,127,807	109,324,836
Redeemed	(24,501,467)	(300,017,434)	(48,965,070)	(876,451,757)
	(2,175,205)	(18,614,896)	(12,604,189)	(149,122,779)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	1,465,590	18,547,939	4,661,236	93,305,544
Issued in reinvestment of distributions	83,029	936,563	335,375	7,277,632
Redeemed	(1,699,463)	(20,369,382)	(5,236,470)	(85,632,543)
	(150,844)	(884,880)	(239,859)	14,950,633
A Class/Shares Authorized	200,000,000		100,000,000
Sold	20,552,782	250,958,298	22,743,450	430,416,225
Issued in reinvestment of distributions	257,512	2,791,428	779,682	16,263,842
Redeemed	(11,102,089)	(132,976,948)	(9,151,482)	(160,662,157)
	9,708,205	120,772,778	14,371,650	286,017,910
B Class/Shares Authorized	35,000,000		35,000,000
Sold	139,787	1,746,511	143,185	2,761,872
Issued in reinvestment of distributions	178	1,969	537	11,416
Redeemed	(34,173)	(415,624)	(11,336)	(184,696)
	105,792	1,332,856	132,386	2,588,592
C Class/Shares Authorized	35,000,000		35,000,000
Sold	2,011,575	24,044,708	2,301,879	42,068,427
Issued in reinvestment of distributions	3,445	35,514	60,851	1,207,291
Redeemed	(802,497)	(9,141,997)	(674,227)	(11,344,437)
	1,212,523	14,938,225	1,688,503	31,931,281
R Class/Shares Authorized	30,000,000		30,000,000
Sold	385,148	5,060,155	47,915	887,242
Issued in reinvestment of distributions	364	4,030	58	1,228
Redeemed	(88,131)	(1,241,246)	(11,224)	(210,466)
	297,381	3,822,939	36,749	678,004
Net increase (decrease)	8,997,852	$121,367,022	3,385,240	$187,043,641
34

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount

New Opportunities II
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	16,295,442	$ 85,307,455	14,516,866	$107,524,672
Issued in reinvestment of distributions	—	—	192,298	1,651,841
Redeemed	(25,021,496)	(122,029,987)	(7,044,679)	(51,234,905)(1)
	(8,726,054)	(36,722,532)	7,664,485	57,941,608
Institutional Class/Shares Authorized	150,000,000		50,000,000
Sold	11,827,728	58,268,863	17,709,479	141,204,228
Issued in reinvestment of distributions	—	—	7,845	67,466
Redeemed	(8,547,304)	(43,412,649)	(3,243,291)	(23,252,011)(2)
	3,280,424	14,856,214	14,474,033	118,019,683
A Class/Shares Authorized	110,000,000		100,000,000
Sold	5,152,254	25,297,336	7,874,721	61,062,282
Issued in reinvestment of distributions	—	—	193,819	1,655,219
Redeemed	(7,556,245)	(37,383,702)	(6,200,038)	(46,433,452)(3)
	(2,403,991)	(12,086,366)	1,868,502	16,284,049
B Class/Shares Authorized	20,000,000		20,000,000
Sold	161,020	741,803	120,388	909,810
Issued in reinvestment of distributions	—	—	4,508	37,960
Redeemed	(121,098)	(582,619)	(91,032)	(657,189)(4)
	39,922	159,184	33,864	290,581
C Class/Shares Authorized	20,000,000		20,000,000
Sold	607,886	2,915,777	1,109,692	8,592,777
Issued in reinvestment of distributions	—	—	13,136	111,133
Redeemed	(797,746)	(3,877,579)	(501,516)	(3,655,747)(5)
	(189,860)	(961,802)	621,312	5,048,163
R Class/Shares Authorized	20,000,000		20,000,000
Sold	97,427	497,692	20,089	138,869
Issued in reinvestment of distributions	—	—	27	229
Redeemed	(16,219)	(85,081)	(3,358)	(17,856)
	81,208	412,611	16,758	121,242
Net increase (decrease)	(7,918,351)	$(34,342,691)	24,678,954	$197,705,326

(1)	Net of redemption fees of $174,782.
(2)	Net of redemption fees of $14,858.
(3)	Net of redemption fees of $17,033.
(4)	Net of redemption fees of $249.
(5)	Net of redemption fees of $923.

35

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data
  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Heritage
Investment Securities
Domestic Common Stocks	$1,817,897,440	—	—
Foreign Common Stocks	137,816,857	$53,098,302	—
Temporary Cash Investments	79,182	11,800,000	—
Total Value of Investment Securities	$1,955,793,479	$64,898,302	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(23,333)	—

New Opportunities II
Investment Securities
Domestic Common Stocks	$373,761,030	—	—
Foreign Common Stocks	33,739,064	—	—
Temporary Cash Investments	74,754	$3,000,000	—
Total Value of Investment Securities	$407,574,848	$3,000,000	—

36

6. Derivative Instruments

Foreign Currency Risk — Heritage is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, Heritage participated in forward foreign currency exchange contracts.

For Heritage, the value of foreign currency risk derivatives as of October 31, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $58,453 in receivable for forward foreign currency exchange contracts and a liability of $81,786 in payable for forward foreign currency exchange contracts. For Heritage, for the year ended October 31, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(7,230,916) in net realized gain (loss) on foreign currency transactions and $(1,220,770) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

For Heritage, the derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the funds did not utilize the program.

37

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

New Opportunities II concentrates its investments in common stocks of small companies. Because of this, New Opportunities II may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

New Opportunities II’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

10. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	Heritage		New Opportunities II
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$15,828,583	$8,441,706	—	—
Long-term capital gains	—	$132,767,925	—	$4,758,343

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Heritage	New Opportunities II
Federal tax cost of investments	$1,760,182,174	$365,564,407
Gross tax appreciation of investments	$324,670,968	$61,679,350
Gross tax depreciation of investments	(64,161,361)	(16,668,909)
Net tax appreciation (depreciation) of investments	$260,509,607	$45,010,441
Net tax appreciation (depreciation) on derivatives and translation of assets and
liabilities in foreign currencies	$1,305	—
Net tax appreciation (depreciation)	$260,510,912	$45,010,441
Undistributed ordinary income	—	—
Accumulated capital losses	$(473,848,171)	$(416,415,429)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains or certain forward foreign currency exchange contracts.

38

The accumulated capital losses on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2011	2012	2013	2014	2015	2016	2017
Heritage	—	—	—	—	—	$(184,471,004)	$(289,377,167)
New Opportunities II	$(13,145,846)	$(19,655,453)	$(42,248,002)	$(103,823,579)	—	$(125,173,360)	$(112,369,189)

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Heritage designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, Heritage hereby designates $9,020,243, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

39

Financial Highlights

Heritage

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$13.15	$22.83	$15.58	$13.48	$10.76
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.09)	(0.10)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.32	(8.53)	8.42	2.22	2.78
Total From Investment Operations	1.30	(8.62)	8.32	2.19	2.72
Distributions
From Net Investment Income	(0.13)	—	—	—	—
From Net Realized Gains	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	(0.13)	(1.06)	(1.07)	(0.09)	—
Net Asset Value, End of Period	$14.32	$13.15	$22.83	$15.58	$13.48

Total Return(2)	10.16%	(39.54)%	56.41%	16.26%	25.16%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.19)%	(0.47)%	(0.56)%	(0.22)%	(0.46)%
Portfolio Turnover Rate	155%	172%	128%	230%	236%
Net Assets, End of Period (in millions)	$1,342	$1,262	$2,478	$1,037	$801

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

40

Heritage

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$13.41	$23.21	$15.80	$13.63	$10.87
Income From Investment Operations
Net Investment Income (Loss)(1)	—(2)	(0.05)	(0.07)	—(2)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.34	(8.69)	8.55	2.26	2.79
Total From Investment Operations	1.34	(8.74)	8.48	2.26	2.76
Distributions
From Net Investment Income	(0.15)	—	—	—	—
From Net Realized Gains	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	(0.15)	(1.06)	(1.07)	(0.09)	—
Net Asset Value, End of Period	$14.60	$13.41	$23.21	$15.80	$13.63

Total Return(3)	10.33%	(39.41)%	56.66%	16.59%	25.39%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.01%	(0.27)%	(0.36)%	(0.02)%	(0.26)%
Portfolio Turnover Rate	155%	172%	128%	230%	236%
Net Assets, End of Period (in thousands)	$92,343	$86,835	$155,885	$57,039	$43,192

(1)	Computed using average shares outstanding throughout the period.
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

41

Heritage

A Class(1)
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.84	$22.37	$15.32	$13.29	$10.64
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.13)	(0.15)	(0.08)	(0.09)
Net Realized and Unrealized Gain (Loss)	1.30	(8.34)	8.27	2.20	2.74
Total From Investment Operations	1.24	(8.47)	8.12	2.12	2.65
Distributions
From Net Investment Income	(0.10)	—	—	—	—
From Net Realized Gains	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	(0.10)	(1.06)	(1.07)	(0.09)	—
Net Asset Value, End of Period	$13.98	$12.84	$22.37	$15.32	$13.29

Total Return(3)	9.89%	(39.69)%	56.05%	15.96%	24.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.44)%	(0.72)%	(0.81)%	(0.47)%	(0.71)%
Portfolio Turnover Rate	155%	172%	128%	230%	236%
Net Assets, End of Period (in thousands)	$518,768	$351,962	$291,674	$57,995	$19,953

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

42

Heritage

B Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.01	$22.82	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.16)	(0.26)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.33	(8.49)	1.33
Total From Investment Operations	1.17	(8.75)	1.30
Distributions
From Net Investment Income	(0.02)	—	—
From Net Realized Gains	—	(1.06)	—
Total Distributions	(0.02)	(1.06)	—
Net Asset Value, End of Period	$14.16	$13.01	$22.82

Total Return(3)	8.99%	(40.16)%	6.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19)%	(1.47)%	(1.81)%(4)
Portfolio Turnover Rate	155%	172%	128%(5)
Net Assets, End of Period (in thousands)	$3,425	$1,770	$83

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

43

Heritage

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.13	$21.35	$14.77	$12.91	$10.41
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.14)	(0.26)	(0.29)	(0.18)	(0.17)
Net Realized and Unrealized Gain (Loss)	1.24	(7.90)	7.94	2.13	2.67
Total From Investment Operations	1.10	(8.16)	7.65	1.95	2.50
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(1.06)	(1.07)	(0.09)	—
Total Distributions	(0.02)	(1.06)	(1.07)	(0.09)	—
Net Asset Value, End of Period	$13.21	$12.13	$21.35	$14.77	$12.91

Total Return(2)	9.07%	(40.16)%	54.88%	15.11%	24.02%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.01%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.19)%	(1.47)%	(1.56)%	(1.22)%	(1.46)%
Portfolio Turnover Rate	155%	172%	128%	230%	236%
Net Assets, End of Period (in thousands)	$51,745	$32,812	$21,692	$2,334	$898

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

44

Heritage

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.08	$22.83	$21.52
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.11)	(0.17)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.34	(8.52)	1.33
Total From Investment Operations	1.23	(8.69)	1.31
Distributions
From Net Investment Income	(0.07)	—	—
From Net Realized Gains	—	(1.06)	—
Total Distributions	(0.07)	(1.06)	—
Net Asset Value, End of Period	$14.24	$13.08	$22.83

Total Return(3)	9.58%	(39.86)%	6.09%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%	(0.97)%	(1.22)%(4)
Portfolio Turnover Rate	155%	172%	128%(5)
Net Assets, End of Period (in thousands)	$4,775	$496	$27

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

45

New Opportunities II

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.57	$9.42	$7.63	$6.75	$6.29
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.04)	(0.05)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss)	(0.08)	(3.73)	2.52	1.16	0.69
Total From Investment Operations	(0.10)	(3.77)	2.47	1.10	0.63
Distributions
From Net Realized Gains	—	(0.08)	(0.68)	(0.22)	(0.17)
Net Asset Value, End of Period	$5.47	$5.57	$9.42	$7.63	$6.75

Total Return(2)	(1.80)%	(40.34)%	35.22%	16.52%	10.14%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.41%	1.36%	1.41%	1.50%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.40)%	(0.49)%	(0.70)%	(0.80)%	(0.93)%
Portfolio Turnover Rate	204%	148%	204%	299%	269%
Net Assets, End of Period (in thousands)	$170,125	$222,017	$303,189	$51,336	$43,157

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

46

New Opportunities II

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.59	$9.43	$8.27
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.09)	(3.74)	1.19
Total From Investment Operations	(0.10)	(3.76)	1.16
Distributions
Return of capital	—	(0.08)	—
Net Asset Value, End of Period	$5.49	$5.59	$9.43

Total Return(3)	(1.79)%	(40.19)%	14.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.21%	1.16%	1.21%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%	(0.29)%	(0.65)%(4)
Portfolio Turnover Rate	204%	148%	204%(5)
Net Assets, End of Period (in thousands)	$108,261	$91,791	$18,384

(1)	May 18, 2007 (commencement of sale) through October 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007

See Notes to Financial Statements.

47

New Opportunities II

A Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.53	$9.37	$7.59	$6.72	$6.26
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.06)	(0.07)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	(0.09)	(3.70)	2.51	1.16	0.70
Total From Investment Operations	(0.12)	(3.76)	2.44	1.08	0.62
Distributions
From Net Realized Gains	—	(0.08)	(0.66)	(0.21)	(0.16)
Net Asset Value, End of Period	$5.41	$5.53	$9.37	$7.59	$6.72

Total Return(2)	(2.17)%	(40.45)%	34.91%	16.22%	9.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.66%	1.61%	1.66%	1.75%	1.75%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.65)%	(0.74)%	(0.95)%	(1.05)%	(1.18)%
Portfolio Turnover Rate	204%	148%	204%	299%	269%
Net Assets, End of Period (in thousands)	$114,026	$129,791	$202,515	$73,383	$47,937

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

48

New Opportunities II

B Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$9.25	$7.49	$6.63	$6.18
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.07)	(0.11)	(0.13)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss)	(0.08)	(3.65)	2.49	1.15	0.69
Total From Investment Operations	(0.15)	(3.76)	2.36	1.01	0.56
Distributions
From Net Realized Gains	—	(0.08)	(0.60)	(0.15)	(0.11)
Net Asset Value, End of Period	$5.26	$5.41	$9.25	$7.49	$6.63

Total Return(2)	(2.77)%	(40.97)%	33.84%	15.46%	9.03%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.41%	2.36%	2.41%	2.50%	2.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.40)%	(1.49)%	(1.70)%	(1.80)%	(1.93)%
Portfolio Turnover Rate	204%	148%	204%	299%	269%
Net Assets, End of Period (in thousands)	$2,976	$2,846	$4,549	$3,383	$2,367

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

49

New Opportunities II

C Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.44	$9.29	$7.52	$6.66	$6.20
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.07)	(0.11)	(0.13)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss)	(0.09)	(3.66)	2.50	1.15	0.70
Total From Investment Operations	(0.16)	(3.77)	2.37	1.01	0.57
Distributions
From Net Realized Gains	—	(0.08)	(0.60)	(0.15)	(0.11)
Net Asset Value, End of Period	$5.28	$5.44	$9.29	$7.52	$6.66

Total Return(2)	(2.94)%	(40.91)%	34.02%	15.24%	9.16%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.41%	2.36%	2.41%	2.50%	2.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.40)%	(1.49)%	(1.70)%	(1.80)%	(1.93)%
Portfolio Turnover Rate	204%	148%	204%	299%	269%
Net Assets, End of Period (in thousands)	$11,608	$12,983	$16,406	$4,424	$3,414

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

50

New Opportunities II

R Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.54	$9.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.06)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.07)	(3.74)	0.41
Total From Investment Operations	(0.13)	(3.80)	0.40
Distributions
From Net Realized Gains	–	(0.08)	–
Net Asset Value, End of Period	$5.41	$5.54	$9.42

Total Return(3)	(2.35)%	(40.66)%	4.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.91%	1.86%	1.91%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.90)%	(0.99)%	(1.61)%(4)
Portfolio Turnover Rate	204%	148%	204%(5)
Net Assets, End of Period (in thousands)	$545	$108	$26

(1)	September 28, 2007 (commencement of sale) through October 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes to Financial Statements.

51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heritage Fund and New Oppor tunities II Fund, two of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over finan cial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirma tion of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Heritage Fund and New Opportunities II Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of their oper ations for the year then ended, the changes in their net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

52

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

53

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

54

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

55

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Heritage and New Opportunities II (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

56

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges

57

presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund’s performance was above the median for its respective peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s

58

financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Funds’ peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of Heritage

59

was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of New Opportunities II was slightly above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

60

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

61

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

62

Notes

63

Notes

64

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67038N

Annual Report
October 31, 2009

American Century Investments

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

New Opportunities

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25

Other Information

Management	26
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance
New Opportunities

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
New Opportunities	-1.17%	0.00%	-1.13%	3.90%	12/26/96
Russell 2000 Growth Index(1)	11.34%	0.95%	0.12%	1.90%(2)	—

(1)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 12/31/96, the date nearest the fund’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

New Opportunities

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
New Opportunities	83.28%	-53.81%	-16.46%	26.18%	0.00%	11.26%	14.39%	33.23%	-40.33%	-1.17%
Russell 2000
Growth Index	16.16%	-31.50%	-21.57%	46.56%	5.53%	10.91%	17.07%	16.73%	-37.87%	11.34%

Total Annual Fund Operating Expenses
New Opportunities	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

New Opportunities

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities returned –1.17% for the fiscal year ended October 31, 2009, trailing the 11.34% return of its benchmark, the Russell 2000 Growth Index.

While the fund’s benchmark posted a double-digit gain for the 12-month period, the fund produced a modestly negative return. Virtually all of the portfolio’s underperformance occurred in the spring of 2009, during the stock market’s abrupt transition from steep decline to sharp rally. The portfolio was defensively positioned during the market downturn in late 2008 and early 2009, but as the market rapidly reversed course in anticipation of an economic recovery, our defensive holdings were left behind in the ensuing rally. Furthermore, the rebound in small-cap stocks was driven by companies that lacked the integral characteristics we look for as part of our investment process—improving business fundamentals and price momentum.

The portfolio outperformed during the last few months of the period as we repositioned the portfolio with a focus on companies that fare well in an economic recovery. In addition, the market began to recognize and reward stocks with the characteristics we seek in our investment process. Nonetheless, it was not enough to offset the severe underperformance in the middle of the period.

Technology and Financials Underperformed

The portfolio’s information technology and financials holdings had the biggest negative impact on performance versus the Russell 2000 Growth Index. The lion’s share of the underperformance in the information technology sector came from the semiconductor and Internet services industries. The most significant detractor was semiconductor manufacturer Microsemi, which faced a substantial decline in demand and a controversy about the credentials of its chief executive officer. Another notable detractor was Bankrate, which produces a website showing current interest rates on various financial instruments. Bankrate was hurt by reduced advertising demand on its website.

In the financials sector, overweight positions in commercial banks and insurance firms were largely responsible for the underperformance. The biggest detractor in this sector was real estate investment trust U-Store-It, which owns and operates self-storage units. Concerns about the company’s ability to service and refinance its debt caused the stock to drop sharply in the first half of the period. Regional bank Oriental Financial Group also slumped early in the period after reporting significant losses on its securities portfolio.

Industrials Hurt by Weak Airline Industry

The portfolio’s industrials holdings underperformed their counterparts in the benchmark index, and the main culprit was our overweight position in the airline industry during the first half of the period. Our thesis for the airline industry was based on the sharp decline in fuel prices during the last half of 2008, which we expected to translate into higher profit margins for airline companies.

7

New Opportunities

Unfortunately, this thesis did not play out as we anticipated. The economic downturn severely curtailed air traffic in early 2009, leading to a substantial drop in airfares that weighed on the industry’s profitability. Furthermore, most of the major airlines locked in fuel prices in advance to hedge against higher fuel costs, so they did not fully benefit from the decline in energy prices.

The portfolio’s largest detractors for the 12-month period were US Airways Group and UAL, the parent company of United Airlines. We eliminated our overweight position in early 2009, but we maintained some exposure to the airline industry as the economic environment improved.

Utilities and Materials Outperformed

Only two sectors of the portfolio added value relative to the Russell 2000 Growth Index—utilities and materials. Industry allocation was the key behind the outperformance in the utilities sector, particularly underweight positions in electric and gas utilities and an overweight position in water utilities.

In the materials sector, outperformance resulted primarily from an overweight position in paper and forest products companies and stock selection among chemicals producers. One of the top contributors was Schweitzer-Mauduit, which makes specialty paper products. The company developed low-ignition-propensity cigarette paper, which self-extinguishes when not being smoked to help prevent inadvertent fires. This product gives the company a significant competitive advantage at a time when more and more states are requiring usage of fire-safe cigarette paper.

The portfolio’s exposure to foreign companies had a meaningful impact on absolute performance, led by the fund’s top performance contributor—AsiaInfo Holdings, which provides billing software and services to the telecommunications industry in China. A restructuring and technological upgrade in the Chinese telecom industry led to stronger demand for AsiaInfo’s products and services, boosting revenue and profit growth.

Change in the Fund’s Investment Universe

Effective December 1, 2009, New Opportunities expanded its investment universe to include both small- and mid-cap stocks. As a result, the fund’s benchmark changed to the Russell 2500 Growth Index, which consists of small- and mid-sized growth stocks. The fund’s investment mandate has not changed, however; we will continue to invest in stocks exhibiting price momentum and accelerating revenue and earnings growth.

A Look Ahead

As we move into 2010, the fund is positioned to benefit from further progress in the economic recovery, as well as a follow-through in current market leadership. While we are disappointed in the fund’s performance over the past year, we remain confident that our investment strategy will produce favorable results over time.

8

New Opportunities

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
American Greetings Corp., Class A	1.7%	—
Tempur-Pedic International, Inc.	1.7%	0.5%
priceline.com, Inc.	1.6%	1.5%
Bare Escentuals, Inc.	1.5%	—
Dollar Thrifty Automotive Group, Inc.	1.5%	—
Maxwell Technologies, Inc.	1.1%	0.8%
Solutia, Inc.	1.1%	—
TNS, Inc.	1.1%	—
Lennar Corp., Class A	1.1%	—
Aeropostale, Inc.	1.1%	1.5%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Semiconductors & Semiconductor Equipment	7.6%	2.9%
Household Durables	6.3%	2.2%
Software	5.1%	6.3%
Capital Markets	4.8%	1.6%
Oil, Gas & Consumable Fuels	4.8%	4.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	93.3%	94.9%
Foreign Common Stocks(1)	6.4%	4.3%
Total Common Stocks	99.7%	99.2%
Temporary Cash Investments	0.3%	1.1%
Other Assets and Liabilities	—(2)	(0.3)%

(1)	Includes depositary shares, dual listed securities and foreign ordinary shares.
(2)	Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Actual	$1,000	$1,114.50	$7.99	1.50%
Hypothetical	$1,000	$1,017.64	$7.63	1.50%

*	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
New Opportunities

OCTOBER 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.7%			Savient Pharmaceuticals, Inc.(1)	20,779	$ 261,815
AEROSPACE & DEFENSE — 0.8%			Seattle Genetics, Inc.(1)	27,786	252,297
AerCap Holdings NV(1)	117,060	$ 980,963	Theravance, Inc.(1)	17,816	248,889
AIRLINES — 1.7%					5,506,747
Gol Linhas Aereas			BUILDING PRODUCTS — 0.5%
Inteligentes SA ADR(1)	60,563	621,982	Gibraltar Industries, Inc.	58,951	637,850
Hawaiian Holdings, Inc.(1)	129,877	920,828	CAPITAL MARKETS — 4.8%
UAL Corp.(1)	80,964	527,076	Artio Global Investors, Inc.(1)	13,894	326,648
		2,069,886	Cohen & Steers, Inc.	58,131	1,123,672
AUTO COMPONENTS — 4.7%			Eaton Vance Corp.	17,027	483,397
American Axle &			Evercore Partners, Inc., Class A	31,621	1,032,109
Manufacturing Holdings, Inc.	73,735	441,673	KBW, Inc.(1)	25,348	709,744
ArvinMeritor, Inc.	33,283	259,940	Lazard Ltd., Class A	10,997	415,137
BorgWarner, Inc.	15,763	477,934	Piper Jaffray Cos.(1)	23,868	1,107,237
Cooper Tire & Rubber Co.	67,431	1,028,997	Stifel Financial Corp.(1)	11,067	575,041
Dana Holding Corp.(1)	54,377	307,774			5,772,985
Goodyear Tire &			CHEMICALS — 2.5%
Rubber Co. (The)(1)	33,444	430,759
			A. Schulman, Inc.	31,271	543,177
Modine Manufacturing Co.	77,978	803,173	Ferro Corp.	91,272	559,497
Tenneco, Inc.(1)	55,950	762,039
			Lubrizol Corp.	8,333	554,645
TRW Automotive			Solutia, Inc.(1)	120,696	1,327,656
Holdings Corp.(1)	70,995	1,111,072
		5,623,361			2,984,975
AUTOMOBILES — 0.4%			COMMERCIAL BANKS — 0.4%
Winnebago Industries, Inc.(1)	40,358	464,117	East West Bancorp, Inc.	58,082	524,480
BEVERAGES — 1.2%			COMMERCIAL SERVICES & SUPPLIES — 0.5%
Central European			Ennis, Inc.	24,682	373,932
Distribution Corp.(1)	24,800	771,528	SYKES Enterprises, Inc.(1)	10,538	250,172
Cott Corp.(1)	75,319	595,020			624,104
		1,366,548	COMMUNICATIONS EQUIPMENT — 1.6%
BIOTECHNOLOGY — 4.6%			Aruba Networks, Inc.(1)	61,015	477,138
Acorda Therapeutics, Inc.(1)	12,162	264,280	Blue Coat Systems, Inc.(1)	43,411	967,197
Alexion Pharmaceuticals, Inc.(1)	12,398	550,595	F5 Networks, Inc.(1)	11,052	496,124
Alkermes, Inc.(1)	30,980	246,911			1,940,459
Alnylam Pharmaceuticals, Inc.(1)	11,820	201,413	COMPUTERS & PERIPHERALS — 1.0%
AMAG Pharmaceuticals, Inc.(1)	5,804	219,275	Novatel Wireless, Inc.(1)	66,073	589,371
Cepheid, Inc.(1)	18,461	244,977	STEC, Inc.(1)	26,942	574,404
Cubist Pharmaceuticals, Inc.(1)	18,686	316,541			1,163,775
Human Genome Sciences, Inc.(1)	50,264	939,434	CONSTRUCTION & ENGINEERING — 0.3%
Isis Pharmaceuticals, Inc.(1)	29,827	377,908	Great Lakes Dredge
			& Dock Corp.	58,611	359,285
Medivation, Inc.(1)	9,513	242,772	CONSUMER FINANCE — 1.0%
Onyx Pharmaceuticals, Inc.(1)	18,956	504,230	Cardtronics, Inc.(1)	42,278	420,666
PDL BioPharma, Inc.	37,034	311,456	Dollar Financial Corp.(1)	43,285	812,460
Regeneron					1,233,126
Pharmaceuticals, Inc.(1)	20,634	323,954

12

New Opportunities

	Shares	Value		Shares	Value
CONTAINERS & PACKAGING — 1.2%			Masimo Corp.(1)	15,471	$ 411,064
Crown Holdings, Inc.(1)	22,654	$ 603,729	Meridian Bioscience, Inc.	12,835	284,809
Temple-Inland, Inc.	49,706	767,958	NuVasive, Inc.(1)	11,363	412,363
		1,371,687	STERIS Corp.	18,431	539,291
DIVERSIFIED CONSUMER SERVICES — 1.8%			Thoratec Corp.(1)	17,517	459,996
DeVry, Inc.	8,714	481,797	Volcano Corp.(1)	12,605	180,882
ITT Educational Services, Inc.(1)	5,367	484,908	West Pharmaceutical
Sotheby’s	73,267	1,162,015	Services, Inc.	10,332	407,804
		2,128,720			4,921,961
DIVERSIFIED FINANCIAL SERVICES — 0.6%			HEALTH CARE PROVIDERS & SERVICES — 2.9%
Portfolio Recovery			Amedisys, Inc.(1)	8,631	343,428
Associates, Inc.(1)	15,471	713,832	AMERIGROUP Corp.(1)	16,944	373,615
DIVERSIFIED TELECOMMUNICATION			Catalyst Health Solutions, Inc.(1)	11,709	367,311
SERVICES — 0.8%
			Chemed Corp.	7,254	328,751
Cogent Communications
Group, Inc.(1)	94,478	957,062	Genoptix, Inc.(1)	5,633	195,972
ELECTRICAL EQUIPMENT — 2.9%			HealthSouth Corp.(1)	30,254	442,011
American			HMS Holdings Corp.(1)	8,252	354,258
Superconductor Corp.(1)	28,565	957,499	Owens & Minor, Inc.	10,407	425,542
AZZ, Inc.(1)	22,617	774,858	PSS World Medical, Inc.(1)	18,734	378,802
Roper Industries, Inc.	11,080	560,094	Psychiatric Solutions, Inc.(1)	12,297	253,810
Trina Solar Ltd. ADR(1)	37,296	1,211,374			3,463,500
		3,503,825	HEALTH CARE TECHNOLOGY — 1.4%
ELECTRONIC EQUIPMENT,			athenahealth, Inc.(1)	10,535	396,221
INSTRUMENTS & COMPONENTS — 4.2%			Eclipsys Corp.(1)	17,952	336,600
Brightpoint, Inc.(1)	163,042	1,201,620
			MedAssets, Inc.(1)	12,705	278,748
Echelon Corp.(1)	33,693	459,909
			Phase Forward, Inc.(1)	14,658	192,166
FLIR Systems, Inc.(1)	20,933	582,147
			Quality Systems, Inc.	6,724	410,299
Littelfuse, Inc.(1)	32,723	901,846
					1,614,034
Maxwell Technologies, Inc.(1)	75,960	1,361,963	HOTELS, RESTAURANTS & LEISURE — 2.6%
Sanmina-SCI Corp.(1)	80,941	519,641	Bally Technologies, Inc.(1)	23,508	925,980
		5,027,126	Carrols Restaurant Group, Inc.(1)	67,541	438,341
ENERGY EQUIPMENT & SERVICES — 1.1%			Chipotle Mexican Grill, Inc.,
Dril-Quip, Inc.(1)	12,089	587,404	Class A(1)	4,934	402,072
Lufkin Industries, Inc.	6,332	361,241	Home Inns & Hotels
Oceaneering International, Inc.(1)	7,856	401,442	Management, Inc. ADR(1)	29,347	780,043
		1,350,087	Life Time Fitness, Inc.(1)	26,221	565,063
FOOD PRODUCTS — 0.3%					3,111,499
Darling International, Inc.(1)	46,542	323,467	HOUSEHOLD DURABLES — 6.3%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.1%			American Greetings Corp.,
Abaxis, Inc.(1)	7,096	161,931	Class A	99,982	2,033,634
			La-Z-Boy, Inc.	130,376	925,670
Align Technology, Inc.(1)	19,103	300,299
			Lennar Corp., Class A	100,697	1,268,782
American Medical
Systems Holdings, Inc.(1)	22,951	353,904	Sealy Corp.(1)	336,807	976,740
Beckman Coulter, Inc.	9,359	602,065	Tempur-Pedic
			International, Inc.(1)	104,894	2,031,797
Haemonetics Corp.(1)	8,095	416,893
			Tupperware Brands Corp.	5,947	267,734
Immucor, Inc.(1)	21,849	390,660
					7,504,357

13

New Opportunities

	Shares	Value		Shares	Value
INSURANCE — 0.8%			PAPER & FOREST PRODUCTS — 1.9%
National Financial			Aracruz Celulose SA ADR(1)	40,787	$ 759,454
Partners Corp.(1)	27,737	$ 226,057
			Louisiana-Pacific Corp.(1)	64,164	336,861
Protective Life Corp.	34,629	666,608	Schweitzer-Mauduit
		892,665	International, Inc.	22,616	1,168,116
INTERNET & CATALOG RETAIL — 2.1%					2,264,431
Blue Nile, Inc.(1)	8,654	519,673	PERSONAL PRODUCTS — 2.2%
priceline.com, Inc.(1)	12,221	1,928,351	Bare Escentuals, Inc.(1)	144,320	1,822,761
		2,448,024	Medifast, Inc.(1)	36,092	794,746
INTERNET SOFTWARE & SERVICES — 1.7%					2,617,507
Akamai Technologies, Inc.(1)	24,875	547,250	PHARMACEUTICALS — 1.0%
Equinix, Inc.(1)	5,365	457,742	Auxilium Pharmaceuticals, Inc.(1)	13,475	423,924
NIC, Inc.	39,548	346,440	Nektar Therapeutics(1)	31,102	252,548
United Online, Inc.	82,506	660,048	Salix Pharmaceuticals Ltd.(1)	15,460	284,309
		2,011,480	VIVUS, Inc.(1)	25,253	199,499
IT SERVICES — 1.9%					1,160,280
Alliance Data Systems Corp.(1)	7,646	420,377	PROFESSIONAL SERVICES — 1.3%
Global Payments, Inc.	11,028	542,909	Heidrick & Struggles
TNS, Inc.(1)	46,254	1,307,138	International, Inc.	39,102	1,069,831
		2,270,424	Robert Half International, Inc.	21,533	499,565
LIFE SCIENCES TOOLS & SERVICES — 0.7%					1,569,396
Dionex Corp.(1)	5,656	383,929	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
Luminex Corp.(1)	13,738	202,223	Ashford Hospitality Trust, Inc.(1)	158,345	608,045
PAREXEL International Corp.(1)	18,961	237,392	Digital Realty Trust, Inc.	10,784	486,682
		823,544	Sunstone Hotel Investors, Inc.(1)	64,689	488,402
MACHINERY — 0.7%			U-Store-It Trust	211,332	1,204,592
Chart Industries, Inc.(1)	16,676	329,685			2,787,721
Pall Corp.	16,826	534,057	ROAD & RAIL — 1.5%
		863,742	Dollar Thrifty
			Automotive Group, Inc.(1)	96,992	1,795,322
MEDIA — 0.7%
			SEMICONDUCTORS &
Belo Corp., Class A	179,998	845,991	SEMICONDUCTOR EQUIPMENT — 7.6%
METALS & MINING — 0.3%			Advanced Energy
Brush Engineered			Industries, Inc.(1)	81,170	991,086
Materials, Inc.(1)	20,810	383,944
			Amkor Technology, Inc.(1)	217,390	1,197,819
OIL, GAS & CONSUMABLE FUELS — 4.8%			Atheros Communications, Inc.(1)	44,667	1,099,702
Alpha Natural Resources, Inc.(1)	16,908	574,365
			Cree, Inc.(1)	14,690	618,449
Arena Resources, Inc.(1)	16,840	627,458
			Cymer, Inc.(1)	30,310	1,037,814
ATP Oil & Gas Corp.(1)	60,351	1,044,676
			Entegris, Inc.(1)	312,500	1,175,000
Carrizo Oil & Gas, Inc.(1)	33,404	774,305
			Entropic Communications, Inc.(1)	128,621	338,273
Clean Energy Fuels Corp.(1)	65,200	756,320
			OmniVision Technologies, Inc.(1)	49,028	601,083
DCP Midstream Partners LP	10,939	282,117
			ON Semiconductor Corp.(1)	70,716	473,090
EXCO Resources, Inc.	24,814	387,595
			Semtech Corp.(1)	41,947	648,920
Gran Tierra Energy, Inc.(1)	149,623	712,205
			Skyworks Solutions, Inc.(1)	49,588	517,203
Northern Oil And Gas, Inc.(1)	55,282	504,172
			Tessera Technologies, Inc.(1)	14,301	316,195
		5,663,213
					9,014,634

14

New Opportunities

	Shares	Value		Shares	Value
SOFTWARE — 5.1%			Temporary Cash Investments — 0.3%
ANSYS, Inc.(1)	12,788	$ 518,937
			JPMorgan U.S. Treasury
CommVault Systems, Inc.(1)	46,557	917,173	Plus Money Market Fund
Deltek, Inc.(1)	45,254	323,566	Agency Shares	61,213	$ 61,213
Interactive Intelligence, Inc.(1)	20,288	340,230	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
JDA Software Group, Inc.(1)	46,269	917,977	U.S. Treasury obligations, 1.875%-3.625%,
Net 1 UEPS Technologies, Inc.(1)	28,279	494,600	7/15/13-4/15/28, valued at $308,571),
Pegasystems, Inc.	7,419	212,703	in a joint trading account at 0.05%,
			dated 10/30/09, due 11/2/09
Red Hat, Inc.(1)	26,430	682,158	(Delivery value $300,001)		300,000
Smith Micro Software, Inc.(1)	66,475	603,593	TOTAL TEMPORARY
Sybase, Inc.(1)	11,948	472,663	CASH INVESTMENTS
Taleo Corp., Class A(1)	25,463	553,565	(Cost $361,213)		361,213
		6,037,165	TOTAL INVESTMENT
			SECURITIES — 100.0%
SPECIALTY RETAIL — 3.3%			(Cost $108,706,425)		119,340,760
Aeropostale, Inc.(1)	33,654	1,263,034	OTHER ASSETS AND LIABILITIES(2)		(53,899)
CarMax, Inc.(1)	22,369	439,998	TOTAL NET ASSETS — 100.0%		$119,286,861
Kirkland’s, Inc.(1)	43,300	544,714
Pacific Sunwear Of California(1)	87,467	528,301	Notes to Schedule of Investments
Tiffany & Co.	15,747	618,700	ADR = American Depositary Receipt
Urban Outfitters, Inc.(1)	17,511	549,495	(1) Non-income producing.
		3,944,242	(2)	Category is less than 0.05% of total net assets.
TEXTILES, APPAREL & LUXURY GOODS — 1.8%
Crocs, Inc.(1)	94,419	574,068	Industry classifications are unaudited.
Deckers Outdoor Corp.(1)	6,399	573,798
Steven Madden Ltd.(1)	25,056	1,014,768
		2,162,634	See Notes to Financial Statements.
TRADING COMPANIES & DISTRIBUTORS — 0.9%
Aircastle Ltd.	137,244	1,086,972
TRANSPORTATION INFRASTRUCTURE — 0.9%
Aegean Marine Petroleum
Network, Inc.	46,485	1,092,398
TOTAL COMMON STOCKS
(Cost $108,345,212)		118,979,547

15

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $108,706,425)	$119,340,760
Cash	1,130
Receivable for investments sold	2,522,843
Receivable for capital shares sold	5,992
Dividends and interest receivable	16,987
121,887,712

Liabilities
Payable for investments purchased	2,434,302
Payable for capital shares redeemed	166
Accrued management fees	166,383
2,600,851

Net Assets	$119,286,861

Capital Shares, $0.01 Par Value
Authorized	300,000,000
Shares outstanding	23,580,696

Net Asset Value Per Share	$5.06

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 213,456,462
Accumulated net investment loss	(131,144)
Accumulated net realized loss on investment and foreign currency transactions	(104,672,792)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	10,634,335
$ 119,286,861

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,901)	$ 1,165,637
Interest	949
1,166,586

Expenses:
Management fees	1,753,866
Directors’ fees and expenses	4,629
Other expenses	332
1,758,827

Net investment income (loss)	(592,241)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	(32,090,793)
Change in unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	28,631,261

Net realized and unrealized gain (loss)	(3,459,532)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (4,051,773)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (592,241)	$ (1,450,960)
Net realized gain (loss)	(32,090,793)	(34,752,582)
Change in net unrealized appreciation (depreciation)	28,631,261	(68,501,298)
Net increase (decrease) in net assets resulting from operations	(4,051,773)	(104,704,840)

Capital Share Transactions
Proceeds from shares sold	4,381,201	11,746,882
Payments for shares redeemed	(27,981,602)	(30,538,826)(1)
Net increase (decrease) in net assets from capital share transactions	(23,600,401)	(18,791,944)

Redemption Fees
Increase in net assets from redemption fees	7,327	—

Net increase (decrease) in net assets	(27,644,847)	(123,496,784)

Net Assets
Beginning of period	146,931,708	270,428,492
End of period	$119,286,861	$ 146,931,708

Accumulated net investment loss	$(131,144)	—

Transactions in Shares of the Fund
Sold	972,792	1,641,508
Redeemed	(6,114,009)	(4,448,068)
Net increase (decrease) in shares of the fund	(5,141,217)	(2,806,560)

(1) Net of redemption fees of $26,903.

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that management believes will increase in value over time. Effective December 1, 2009, the fund may invest in common stocks of small and mid-sized companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

19

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.10% to 1.50%. The effective annual management fee for the fund for the year ended October 31, 2009 was 1.50%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, were $244,308,554 and $268,044,018, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$111,316,371	—	—
Foreign Common Stocks	7,663,176	—	—
Temporary Cash Investments	61,213	$300,000	—
Total Value of Investment Securities	$119,040,760	$300,000	—

5. Risk Factors

The fund concentrates its investments in common stocks of smaller-sized companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

6. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2009 and October 31, 2008.

22

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$109,184,913
Gross tax appreciation of investments	$15,638,605
Gross tax depreciation of investments	(5,482,758)
Net tax appreciation (depreciation) of investments	$10,155,847
Undistributed ordinary income	—
Accumulated capital losses	$(104,325,448)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014	2015	2016	2017
$(37,698,539)	—	—	—	—	—	$(33,198,598)	$(33,428,311)

9. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

23

Financial Highlights

New Opportunities

For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$8.58	$6.44	$5.63	$5.06
Income From Investment Operations
Net Investment Income (Loss)	(0.02)(1)	(0.05)(1)	(0.07)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss)	(0.04)	(3.41)	2.21	0.87	0.63
Total From Investment Operations	(0.06)	(3.46)	2.14	0.81	0.57
Net Asset Value, End of Period	$5.06	$5.12	$8.58	$6.44	$5.63

Total Return(2)	(1.17)%	(40.33)%	33.23%	14.39%	11.26%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.51)%	(0.66)%	(0.83)%	(0.84)%	(0.98)%
Portfolio Turnover Rate	206%	159%	201%	298%	260%
Net Assets, End of Period (in thousands)	$119,287	$146,932	$270,428	$247,876	$240,464

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

25

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

26

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

27

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning New Opportunities (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

29

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

30

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above the median for its peer group for the three-year period and slightly below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

31

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data

32

compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2500® Growth Index measures the performance of those Russell 2500 Index companies (the 2,500 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

35

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67033S

Annual Report
October 31, 2009

American Century Investments

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Market Returns	4

Balanced

Performance	5
Portfolio Commentary	7
Top Ten Stock Holdings	9
Top Five Stock Industries	9
Key Fixed-Income Portfolio Statistics	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Notes to Financial Statements	28
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	38

Other Information

Management	39
Approval of Management Agreement	42
Additional Information	47
Index Definitions	48

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Wild Ride for Stocks

The U.S. stock market posted positive returns for the 12 months ended October 31, 2009, overcoming one of the most volatile periods in its history. The market’s advance was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

In late 2008 and early 2009, stocks fell sharply as investors grew increasingly concerned about a deep economic downturn and a potential collapse in the global financial system. Thanks to an unprecedented series of actions by the federal government, however, signs of stabilization in the economy began to emerge in the spring of 2009, erasing the market’s pessimistic sentiment and boosting confidence about a possible recovery. Although the unemployment rate continued to climb through the end of the period, reaching a 26-year high of 10.2%, other segments of the economy improved markedly, most notably housing and manufacturing.

Signs of economic recovery, along with better-than-expected corporate profits, led to a significant reversal in the stock market. The market advanced steadily from mid-March, when it reached a multi-year low, through the end of the period. The rally was broad based, but mid-cap stocks generated the best results overall for the period (see the table below), while growth shares outpaced value across all market capitalizations.

Double-Digit Gains for Bonds

The U.S. bond market also gained ground during the period, outperforming the broad equity indices. The bond market’s double-digit gains resulted primarily from outsized returns for corporate bonds, which benefited substantially from the improving economic environment. Mortgage-backed securities also delivered robust gains as the Federal Reserve purchased mortgage-backed securities to support the housing market.

Treasury and government agency securities also generated positive returns but lagged the rest of the bond market. Treasury bonds were in high demand early in the period amid the economic and financial turmoil, but as the economic environment improved, investors shifted to other higher-yielding segments of the bond market. In addition, an increase in supply—as the government issued more securities to fund its economic stimulus package—weighed on the Treasury market.

U.S. Market Returns
For the 12 months ended October 31, 2009
Stock Indices		Citigroup U.S. Bond Market Indices
Russell 1000 Index (large-cap)	11.20%	Broad Investment-Grade (multi-sector)	14.07%
Russell Midcap Index	18.75%	Credit (investment-grade corporate)	28.72%
Russell 2000 Index (small-cap)	6.46%	Mortgage (mortgage-backed)	12.27%
		Agency	9.97%
		Treasury	6.28%

4

Performance

Balanced

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	9.81%	2.44%	2.29%	7.47%	10/20/88
Blended index(1)	12.22%	2.63%	2.31%	8.55%(2)	—
S&P 500 Index(3)	9.80%	0.33%	-0.95%	8.84%(2)	—
Citigroup US Broad
Investment-Grade Bond Index	14.07%	5.33%	6.46%	7.41%(2)	—
Institutional Class	10.11%	2.66%	—	1.92%	5/1/00
(1) See Index Definitions page.
(2)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Balanced

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	5.90%	-10.46%	-6.80%	15.92%	8.46%	6.89%	11.04%	8.92%	-20.52%	9.81%
Blended index	6.84%	-10.54%	-6.64%	14.57%	7.99%	5.78%	11.83%	10.95%	-22.70%	12.22%
S&P 500 Index	6.09%	-24.90%	-15.11%	20.80%	9.42%	8.72%	16.34%	14.56%	-36.10%	9.80%
Citigroup US Broad
Investment-Grade
Bond Index	7.28%	14.61%	5.75%	4.99%	5.70%	1.24%	5.24%	5.50%	1.12%	14.07%

Total Annual Fund Operating Expenses
	Investor Class						Institutional Class
	0.90%						0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Balanced

Equity Portfolio Managers: Bill Martin, Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, Brian Howell

Performance Summary

Balanced returned 9.81%* for the fiscal year ended October 31, 2009, compared with the 12.22% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

The positive returns for the fund and its benchmark reflected the broad gains in both the stock and bond markets during the 12-month period. Bonds generated the best results, rising steadily throughout the period, while stocks fell sharply early in the period and then staged a strong rebound over the last seven months.

The fund’s underperformance of its benchmark resulted entirely from the equity portion of the portfolio, which trailed the S&P 500 Index for the period. In contrast, the fixed-income portion of the portfolio essentially matched the performance of the Citigroup BIG Index. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Security Selection Weighed on the Stock Component

The stock portion of the Balanced fund underperformed the S&P 500 for the 12-month period. Performance in the stock component is driven largely by our stock selection process, and the extreme volatility during the period led to conflicts among several of the factors used in our stock selection model. In particular, value and price momentum were both out of favor at different points during the period, which created significant performance headwinds for the portfolio.

From a sector perspective, stock selection detracted the most in the consumer staples and health care sectors. Security selection among food retailers and an overweight position in food products makers hurt relative results in the consumer staples sector. Agricultural producer Archer-Daniels-Midland was the most significant detractor in this sector, declining amid weaker demand for ethanol and other agricultural commodities. Supermarket chains Safeway and SUPERVALU and food products maker General Mills were also noteworthy detractors.

In the health care sector, stock choices among pharmaceutical firms and health equipment makers were responsible for the bulk of the underper-formance. Medical instruments maker CR Bard, health care provider Humana, and drug maker King Pharmaceuticals were among the biggest individual detractors in the health care sector.

On the positive side, stock selection in the financials and industrials sectors contributed favorably to relative results. Stock selection among commercial banks generated virtually all of the outperformance in the financials sector,

*All fund returns referenced in this commentary are for Investor Class shares.

7

Balanced

led by two Canadian banks—Toronto-Dominion Bank and Bank of Montreal. In the industrials sector, outperformance resulted largely from stock selection among construction and engineering firms and an underweight in industrial conglomerates. The top contributors included aerospace components supplier Goodrich and engineering firm Shaw Group. The portfolio’s two best contributors came from the materials sector—fertilizer producers Terra Industries and CF Industries Holdings. CF rallied after a larger rival launched a takeover bid for the company while it was pursuing its own acquisition of Terra, which also rose on the takeover news.

Fixed-Income Portion In Line with Overall Bond Market

The bond portion of the portfolio kept pace with the Citigroup BIG Index for the 12-month period. Sector allocation added value overall during the period, particularly an underweight position in Treasury bonds and overweight positions in high-quality municipal bonds and Treasury inflation-protected securities (TIPS). As municipal bonds and TIPS outperformed, we gradually took profits and reduced our holdings in these segments.

The portfolio’s position in corporate bonds also contributed positively to performance. We moved from an underweight position in corporate securities early in the period, when corporate bonds were underperforming, to an overweight position as corporate bonds rallied during the latter half of the period. We were selective as we increased our corporate exposure, favoring companies in stable, non-cyclical industries that were capable of improving profitability through innovation or cost reductions. However, this approach led us to limit our exposure to the finance sector and lower-quality securities, both of which rebounded sharply during the corporate bond rally.

We maintained a neutral position for the portfolio’s duration (a measure of interest rate sensitivity) and yield curve exposure relative to the Citigroup BIG Index. With an uncertain economic and financial environment clouding the interest rate outlook, we had greater confidence in our sector allocation and security selection decisions.

Toward the end of the period, we re-established a position in TIPS and initiated a position in German government bonds. This shift into TIPS and non-dollar-denominated bonds reflects our view that the federal government’s massive monetary and fiscal stimulus will eventually result in higher inflation and lower purchasing power for the dollar.

A Look Ahead

While we believe the worst of the financial and economic problems are behind us, the economy remains relatively weak. As corporations continue to cut costs and individuals work toward reducing their debt levels, a recovery in 2010 is likely to be muted. At the same time, we also remain concerned about the long-term potential for higher inflation thanks to the extraordinary monetary and fiscal efforts put forth by the government to ease the credit crisis and recession. Given this environment, both the equity and fixed-income components of the portfolio will remain focused on prudent security selection and risk management.

8

Balanced

Top Ten Stock Holdings as of October 31, 2009
	% of equity holdings	% of S&P 500 Index
Exxon Mobil Corp.	4.0%	3.8%
International Business Machines Corp.	2.4%	1.7%
Johnson & Johnson	2.4%	1.8%
Microsoft Corp.	2.3%	2.4%
Apple, Inc.	2.1%	1.9%
JPMorgan Chase & Co.	2.1%	1.8%
AT&T, Inc.	1.8%	1.7%
Procter & Gamble Co. (The)	1.8%	1.9%
Google, Inc., Class A	1.7%	1.4%
Cisco Systems, Inc.	1.6%	1.4%

Top Five Stock Industries as of October 31, 2009
	% of equity holdings	% of S&P 500 Index
Oil, Gas & Consumable Fuels	9.6%	10.5%
Pharmaceuticals	6.2%	6.6%
Software	4.5%	4.3%
Computers & Peripherals	4.3%	4.1%
Diversified Financial Services	4.1%	4.4%

Key Fixed-Income Portfolio Statistics
	As of 10/31/09	As of 4/30/09
Weighted Average Life	6.3 years	5.6 years
Average Duration (Effective)	4.4 years	3.8 years

Types of Investments in Portfolio
	% of fund investments	% of fund investments
	as of 10/31/09	as of 4/30/09
Common Stocks	60.1%	62.0%
Mortgage- & Asset-Backed Securities	14.9%	16.9%
Corporate Bonds	10.0%	8.3%
U.S. Treasury Securities	10.0%	5.7%
U.S. Government Agency Securities and Equivalents	3.7%	1.8%
Municipal Securities	0.6%	3.2%
Sovereign Governments & Agencies	0.2%	—(1)
Temporary Cash Investments	0.5%	2.1%
(1) Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,136.90	$4.85	0.90%
Institutional Class	$1,000	$1,138.90	$3.77	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Balanced

OCTOBER 31, 2009

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 59.9%			Fortress Investment
			Group LLC, Class A(1)	127,663	$ 534,908
AEROSPACE & DEFENSE — 1.1%			Goldman Sachs
General Dynamics Corp.	19,808	$ 1,241,962	Group, Inc. (The)	21,696	3,692,008
Goodrich Corp.	14,510	788,618	Morgan Stanley	54,580	1,753,110
L-3 Communications			TD Ameritrade
Holdings, Inc.	8,527	616,417	Holding Corp.(1)	28,220	544,646
Northrop Grumman Corp.	11,391	571,031			10,357,956
Raytheon Co.	43,496	1,969,499	CHEMICALS — 0.8%
		5,187,527	CF Industries Holdings, Inc.	13,250	1,103,062
AIR FREIGHT & LOGISTICS — 0.6%			Huntsman Corp.	107,862	857,503
C.H. Robinson Worldwide, Inc.	5,982	329,668	OM Group, Inc.(1)	10,087	272,551
FedEx Corp.	9,664	702,476	Terra Industries, Inc.	30,157	958,088
United Parcel Service, Inc.,			Valspar Corp.	16,671	422,943
Class B	31,292	1,679,755			3,614,147
		2,711,899	COMMERCIAL BANKS — 1.5%
AIRLINES — 0.1%			Bank of Montreal	5,854	271,450
Copa Holdings SA, Class A	1,645	69,468	Canadian Imperial Bank
Southwest Airlines Co.	24,782	208,169	of Commerce	523	29,879
		277,637	Toronto-Dominion Bank (The)	35,335	2,022,575
AUTO COMPONENTS — 0.6%			U.S. Bancorp.	16,504	383,223
Gentex Corp.	49,440	791,534	Valley National Bancorp.	2,922	38,804
TRW Automotive			Wells Fargo & Co.	149,947	4,126,542
Holdings Corp.(1)	60,725	950,346
					6,872,473
WABCO Holdings, Inc.	39,527	937,581	COMMERCIAL SERVICES & SUPPLIES(2)
		2,679,461
			Waste Management, Inc.	2,370	70,816
BEVERAGES — 1.1%
			COMMUNICATIONS EQUIPMENT — 2.0%
Coca-Cola Co. (The)	58,689	3,128,711
			Ciena Corp.(1)	24,606	288,628
Coca-Cola Enterprises, Inc.	73,576	1,403,094
			Cisco Systems, Inc.(1)	199,104	4,549,526
PepsiCo, Inc.	9,409	569,715
			CommScope, Inc.(1)	10,729	289,898
		5,101,520
BIOTECHNOLOGY — 1.3%			Palm, Inc.(1)	16,032	186,132
Amgen, Inc.(1)	68,930	3,703,609	Plantronics, Inc.	12,341	297,541
			Polycom, Inc.(1)	15,066	323,467
Biogen Idec, Inc.(1)	6,484	273,171
Celgene Corp.(1)	12,942	660,689	QUALCOMM, Inc.	68,904	2,853,315
			Research In Motion Ltd.(1)	7,211	423,502
Gilead Sciences, Inc.(1)	36,095	1,535,842
			Tellabs, Inc.(1)	34,467	207,491
		6,173,311
BUILDING PRODUCTS — 0.1%					9,419,500
Masco Corp.	39,661	466,017	COMPUTERS & PERIPHERALS — 2.6%
CAPITAL MARKETS — 2.2%			Apple, Inc.(1)	31,479	5,933,792
Bank of New York Mellon			EMC Corp.(1)	33,869	557,822
Corp. (The)	51,623	1,376,269	Hewlett-Packard Co.	60,713	2,881,439
BlackRock, Inc.	4,721	1,022,049	NCR Corp.(1)	37,222	377,803
Blackstone Group LP (The)	62,009	832,161	SanDisk Corp.(1)	20,162	412,918
Federated Investors, Inc.,
Class B	22,964	602,805

12

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Seagate Technology	75,945	$ 1,059,433	ENERGY EQUIPMENT & SERVICES — 2.2%
Western Digital Corp.(1)	26,350	887,468	Baker Hughes, Inc.	13,301	$ 559,573
		12,110,675	BJ Services Co.	50,865	976,608
CONSTRUCTION & ENGINEERING — 0.4%			Diamond Offshore
EMCOR Group, Inc.(1)	20,185	476,770	Drilling, Inc.	10,266	977,837
Fluor Corp.	23,359	1,037,607	ENSCO International, Inc.	23,702	1,085,315
Shaw Group, Inc. (The)(1)	7,148	183,417	Halliburton Co.	51,274	1,497,714
URS Corp.(1)	5,828	226,476	Helix Energy Solutions
			Group, Inc.(1)	2,882	39,570
		1,924,270	National Oilwell Varco, Inc.(1)	35,896	1,471,377
CONSUMER FINANCE(2)
			Noble Corp.	1,260	51,332
Discover Financial Services	7,574	107,096	Oil States
CONTAINERS & PACKAGING — 0.6%			International, Inc.(1)	15,689	540,329
Pactiv Corp.(1)	89,429	2,064,916	Schlumberger Ltd.	36,436	2,266,319
Rock-Tenn Co., Class A	13,409	587,314	Transocean Ltd.(1)	10,475	878,957
Sonoco Products Co.	5,654	151,244			10,344,931
		2,803,474	FOOD & STAPLES RETAILING — 1.4%
DIVERSIFIED FINANCIAL SERVICES — 2.5%			Kroger Co. (The)	11,518	266,411
Bank of America Corp.	268,031	3,907,892	SUPERVALU, INC.	26,776	424,935
Citigroup, Inc.	210,367	860,401	SYSCO Corp.	82,892	2,192,493
CME Group, Inc.	2,795	845,795	Wal-Mart Stores, Inc.	76,692	3,810,059
JPMorgan Chase & Co.	139,555	5,829,212			6,693,898
		11,443,300	FOOD PRODUCTS — 1.0%
DIVERSIFIED TELECOMMUNICATION			Archer-Daniels-Midland Co.	42,583	1,282,600
SERVICES — 1.5%			ConAgra Foods, Inc.	64,473	1,353,933
AT&T, Inc.	196,640	5,047,749	Dean Foods Co.(1)	12,206	222,515
CenturyTel, Inc.	2,380	77,255	Fresh Del Monte
Verizon Communications, Inc.	63,382	1,875,473	Produce, Inc.(1)	2,569	55,773
Windstream Corp.	4,246	40,931	General Mills, Inc.	549	36,190
		7,041,408	Hershey Co. (The)	2,188	82,685
ELECTRIC UTILITIES — 0.6%			J.M. Smucker Co. (The)	12,066	636,240
Entergy Corp.	17,677	1,356,179	Kraft Foods, Inc., Class A	26,626	732,748
Exelon Corp.	8,237	386,810	Lancaster Colony Corp.	4,264	207,145
FPL Group, Inc.	25,596	1,256,764			4,609,829
		2,999,753	GAS UTILITIES — 0.1%
ELECTRICAL EQUIPMENT — 0.2%			New Jersey Resources Corp.	5,528	194,586
Cooper Industries plc,			UGI Corp.	7,238	172,843
Class A	8,692	336,293			367,429
GrafTech International Ltd.(1)	46,504	627,804
			HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
		964,097	Becton, Dickinson & Co.	5,395	368,802
ELECTRONIC EQUIPMENT,			Boston Scientific Corp.(1)	115,937	941,408
INSTRUMENTS & COMPONENTS — 0.5%
Arrow Electronics, Inc.(1)	25,855	655,166	C.R. Bard, Inc.	26,163	1,964,056
			Gen-Probe, Inc.(1)	187	7,802
Celestica, Inc.(1)	140,913	1,169,578
			Hospira, Inc.(1)	2,930	130,795
Molex, Inc.	9,878	184,422
			Intuitive Surgical, Inc.(1)	5,625	1,385,719
Tech Data Corp.(1)	2,330	89,542
		2,098,708	Medtronic, Inc.	17,081	609,792
13

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
St. Jude Medical, Inc.(1)	10,657	$ 363,191	Aspen Insurance
STERIS Corp.	20,949	612,968	Holdings Ltd.	11,911	$ 307,304
		6,384,533	Berkshire Hathaway, Inc.,
			Class A(1)	13	1,287,000
HEALTH CARE PROVIDERS & SERVICES — 1.1%
			Chubb Corp. (The)	17,860	866,567
Cardinal Health, Inc.	52,700	1,493,518
			CNA Financial Corp.(1)	26,920	586,048
Coventry Health Care, Inc.(1)	8,269	163,974
			Endurance Specialty
Humana, Inc.(1)	34,498	1,296,435	Holdings Ltd.	21,074	758,453
Magellan Health			MetLife, Inc.	18,516	630,100
Services, Inc.(1)	9,824	315,645
			Prudential Financial, Inc.	43,458	1,965,605
Medco Health
Solutions, Inc.(1)	22,121	1,241,430			8,457,600
WellCare Health Plans, Inc.(1)	19,298	504,257	INTERNET & CATALOG RETAIL — 0.4%
			Amazon.com, Inc.(1)	8,045	955,826
		5,015,259
HOTELS, RESTAURANTS & LEISURE — 0.5%			Netflix, Inc.(1)	14,437	771,658
McDonald’s Corp.	8,254	483,767			1,727,484
Panera Bread Co., Class A(1)	16,194	971,316	INTERNET SOFTWARE & SERVICES — 1.1%
			Google, Inc., Class A(1)	8,653	4,639,046
WMS Industries, Inc.(1)	17,177	686,737
		2,141,820	Sohu.com, Inc.(1)	4,514	250,979
HOUSEHOLD DURABLES — 0.6%			VeriSign, Inc.(1)	10,074	229,788
Harman International					5,119,813
Industries, Inc.	27,148	1,021,037	IT SERVICES — 2.4%
NVR, Inc.(1)	2,775	1,837,799	Affiliated Computer
		2,858,836	Services, Inc., Class A(1)	7,958	414,532
HOUSEHOLD PRODUCTS — 1.5%			Convergys Corp.(1)	28,783	312,295
Clorox Co.	6,425	380,553	Global Payments, Inc.	13,069	643,387
Colgate-Palmolive Co.	7,439	584,928	International Business
Kimberly-Clark Corp.	18,537	1,133,723	Machines Corp.	56,113	6,767,789
			SAIC, Inc.(1)	28,702	508,312
Procter & Gamble Co. (The)	85,248	4,944,384
		7,043,588	Visa, Inc., Class A	11,614	879,877
INDEPENDENT POWER PRODUCERS &			Western Union Co. (The)	86,386	1,569,634
ENERGY TRADERS — 0.8%					11,095,826
Constellation Energy			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Group, Inc.	26,831	829,615	Polaris Industries, Inc.	14,953	629,073
Mirant Corp.(1)	82,700	1,156,146	LIFE SCIENCES TOOLS & SERVICES — 0.4%
NRG Energy, Inc.(1)	84,069	1,932,746	Bruker Corp.(1)	70,174	760,686
		3,918,507	Millipore Corp.(1)	17,953	1,203,031
INDUSTRIAL CONGLOMERATES — 0.9%					1,963,717
3M Co.	22,751	1,673,791	MACHINERY — 1.0%
Carlisle Cos., Inc.	9,729	301,988	AGCO Corp.(1)	17,559	493,584
General Electric Co.	158,187	2,255,747	Cummins, Inc.	17,274	743,818
		4,231,526	Dover Corp.	4,288	161,572
INSURANCE — 1.8%			Graco, Inc.	25,312	697,092
ACE Ltd.(1)	9,588	492,440	Joy Global, Inc.	13,517	681,392
Allied World Assurance Co.			Kennametal, Inc.	16,043	377,973
Holdings Ltd.	12,147	543,700	Lincoln Electric Holdings, Inc.	11,779	558,796
American Financial
Group, Inc.	41,479	1,020,383

14

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Navistar International Corp.(1)	8,858	$ 293,554	Frontier Oil Corp.	22,458	$ 311,268
Timken Co.	23,898	526,473	McMoRan Exploration Co.(1)	43,597	335,261
		4,534,254	Murphy Oil Corp.	20,040	1,225,245
MEDIA — 1.4%			Occidental Petroleum Corp.	31,024	2,354,101
CBS Corp., Class B	3,051	35,910	Peabody Energy Corp.	21,922	867,892
Comcast Corp., Class A	161,705	2,344,723	Tesoro Corp.	9,606	135,829
Interpublic Group of			Valero Energy Corp.	244	4,416
Cos., Inc. (The)(1)	19,291	116,132	World Fuel Services Corp.	12,967	659,372
Marvel Entertainment, Inc.(1)	12,969	648,061			26,756,193
Scripps Networks			PERSONAL PRODUCTS — 0.2%
Interactive, Inc., Class A	13,996	528,489	Mead Johnson Nutrition Co.,
Time Warner, Inc.	101,244	3,049,469	Class A	18,227	766,263
		6,722,784	PHARMACEUTICALS — 3.7%
METALS & MINING — 0.6%			Abbott Laboratories	42,450	2,146,697
Allegheny Technologies, Inc.	15,347	473,608	Eli Lilly & Co.	86,690	2,948,327
Cliffs Natural Resources, Inc.	12,996	462,268	Endo Pharmaceuticals
Freeport-McMoRan			Holdings, Inc.(1)	20,075	449,680
Copper & Gold, Inc.(1)	8,230	603,753	Forest Laboratories, Inc.(1)	32,254	892,468
Reliance Steel &			Johnson & Johnson	112,701	6,654,994
Aluminum Co.	10,714	390,847	King Pharmaceuticals, Inc.(1)	45,192	457,795
Schnitzer Steel Industries,
Inc., Class A	10,820	467,857	Pfizer, Inc.	164,858	2,807,532
Worthington Industries, Inc.	27,523	304,129	Schering-Plough Corp.	8,667	244,409
		2,702,462	Valeant Pharmaceuticals
			International(1)	21,126	621,104
MULTI-INDUSTRY — 0.7%
					17,223,006
Financial Select Sector
SPDR Fund	225,419	3,160,374	PROFESSIONAL SERVICES — 0.1%
MULTILINE RETAIL — 0.2%			Manpower, Inc.	8,988	426,121
Dollar Tree, Inc.(1)	10,634	479,912	Watson Wyatt Worldwide,
			Inc., Class A	5,427	236,509
Family Dollar Stores, Inc.	16,142	456,819			662,630
Sears Holdings Corp.(1)	1,365	92,629
			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
		1,029,360	Host Hotels & Resorts, Inc.	17,078	172,658
MULTI-UTILITIES — 0.6%			Public Storage	1,636	120,410
DTE Energy Co.	1,444	53,399	Simon Property Group, Inc.	4,383	297,562
Integrys Energy Group, Inc.	10,342	357,833	SPDR Dow Jones REIT Fund	48,165	2,096,622
Public Service Enterprise					2,687,252
Group, Inc.	74,333	2,215,124
		2,626,356	ROAD & RAIL — 0.6%
			Burlington Northern
OIL, GAS & CONSUMABLE FUELS — 5.7%			Santa Fe Corp.	8,258	621,992
Alpha Natural			CSX Corp.	12,805	540,115
Resources, Inc.(1)	19,109	649,133
Anadarko Petroleum Corp.	17,777	1,083,153	Norfolk Southern Corp.	11,322	527,832
Apache Corp.	15,368	1,446,436	Union Pacific Corp.	18,569	1,023,895
Chevron Corp.	48,821	3,736,759			2,713,834
			SEMICONDUCTORS & SEMICONDUCTOR
ConocoPhillips	47,450	2,381,041	EQUIPMENT — 1.7%
Devon Energy Corp.	7,944	514,056	Applied Materials, Inc.	57,743	704,465
Exxon Mobil Corp.	154,210	11,052,231	Broadcom Corp., Class A(1)	22,230	591,540

15

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Cypress Semiconductor			U.S. Government Agency
Corp.(1)	30,943	$ 260,849
			Mortgage-Backed Securities(3) — 13.1%
Intel Corp.	131,981	2,522,157
Lam Research Corp.(1)	3,607	121,628	FHLMC, 7.00%, 10/1/12(4)	$ 52,295	$ 55,174
LSI Corp.(1)	83,031	425,119	FHLMC, 4.50%, 1/1/19(4)	1,583,792	1,679,075
Marvell Technology			FHLMC, 6.50%, 1/1/28(4)	99,771	108,176
Group Ltd.(1)	10,588	145,267	FHLMC, 5.50%, 12/1/33(4)	864,842	915,666
ON Semiconductor Corp.(1)	37,373	250,025	FHLMC, 5.50%, 1/1/38(4)	2,505,269	2,644,666
Skyworks Solutions, Inc.(1)	98,420	1,026,521	FHLMC, 6.00%, 8/1/38	870,922	926,713
Tessera Technologies, Inc.(1)	9,532	210,753	FHLMC, 6.50%, 7/1/47(4)	163,941	175,086
Texas Instruments, Inc.	65,720	1,541,134	FNMA, 6.50%, 5/1/11(4)	6,543	6,874
Xilinx, Inc.	11,598	252,256	FNMA, 7.50%, 11/1/11(4)	61,705	64,451
		8,051,714	FNMA, 6.50%, 5/1/13(4)	2,969	3,194
SOFTWARE — 2.7%			FNMA, 6.50%, 5/1/13(4)	6,545	7,039
Adobe Systems, Inc.(1)	14,874	489,950	FNMA, 6.50%, 6/1/13(4)	1,125	1,210
Autodesk, Inc.(1)	31,658	789,234	FNMA, 6.50%, 6/1/13(4)	9,354	10,061
Microsoft Corp.	232,475	6,446,532	FNMA, 6.50%, 6/1/13(4)	15,376	16,538
Oracle Corp.	111,603	2,354,823	FNMA, 6.50%, 6/1/13(4)	17,817	19,163
Quest Software, Inc.(1)	10,576	177,359
			FNMA, 6.00%, 1/1/14(4)	59,354	63,981
Sybase, Inc.(1)	34,674	1,371,703
			FNMA, 6.00%, 4/1/14(4)	214,389	231,102
Symantec Corp.(1)	22,379	393,423
			FNMA, 4.50%, 5/1/19(4)	578,623	611,083
Synopsys, Inc.(1)	23,684	521,048
			FNMA, 4.50%, 5/1/19(4)	1,250,341	1,320,484
		12,544,072	FNMA, 5.00%, 9/1/20(4)	2,600,120	2,763,818
SPECIALTY RETAIL — 1.0%			FNMA, 6.50%, 1/1/28(4)	26,732	28,971
AutoZone, Inc.(1)	1,078	145,864
			FNMA, 7.00%, 1/1/28(4)	121,988	135,159
Gap, Inc. (The)	70,540	1,505,324
			FNMA, 6.50%, 1/1/29(4)	113,800	123,617
RadioShack Corp.	11,142	188,188
			FNMA, 7.50%, 7/1/29(4)	165,159	187,042
Ross Stores, Inc.	44,426	1,955,188
			FNMA, 7.50%, 9/1/30(4)	59,765	67,675
Sherwin-Williams Co. (The)	8,932	509,481
			FNMA, 6.50%, 9/1/31(4)	100,138	108,588
Tractor Supply Co.(1)	2,494	111,482
		4,415,527	FNMA, 7.00%, 9/1/31(4)	38,308	42,416
TEXTILES, APPAREL & LUXURY GOODS — 0.3%			FNMA, 6.50%, 1/1/32(4)	175,460	190,157
Jones Apparel Group, Inc.	6,878	123,047	FNMA, 7.00%, 6/1/32(4)	413,413	455,940
Liz Claiborne, Inc.	49,102	281,846	FNMA, 6.50%, 8/1/32(4)	175,989	190,731
Polo Ralph Lauren Corp.	12,178	906,287	FNMA, 5.50%, 6/1/33(4)	1,136,729	1,202,465
		1,311,180	FNMA, 5.50%, 7/1/33(4)	1,458,992	1,543,364
TOBACCO — 0.8%			FNMA, 5.50%, 8/1/33(4)	1,316,894	1,393,049
Altria Group, Inc.	15,146	274,294	FNMA, 5.50%, 9/1/33(4)	802,827	849,254
Philip Morris			FNMA, 5.00%, 11/1/33(4)	4,104,341	4,270,991
International, Inc.	70,946	3,360,003	FNMA, 5.50%, 1/1/34(4)	6,052,184	6,412,903
		3,634,297
			FNMA, 4.50%, 9/1/35(4)	3,922,460	3,989,328
TOTAL COMMON STOCKS
(Cost $242,935,118)		278,570,272	FNMA, 5.00%, 2/1/36(4)	4,472,498	4,647,807
			FNMA, 5.50%, 4/1/36(4)	1,894,416	2,000,711
			FNMA, 5.50%, 5/1/36(4)	3,774,829	3,986,634

16

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 5.50%, 2/1/37(4)	$ 1,363,690	$ 1,437,863	Dr Pepper Snapple Group,
FNMA, 6.00%, 7/1/37	7,723,468	8,219,876	Inc., 6.82%, 5/1/18(4)	$ 230,000	$ 263,038
FNMA, 6.50%, 8/1/37(4)	2,999,263	3,215,352	SABMiller plc, 6.20%,
			7/1/11(4)(5)	230,000	244,989
FNMA, 6.50%, 6/1/47(4)	121,663	130,010
					1,089,614
FNMA, 6.50%, 8/1/47(4)	717,897	767,152
			CAPITAL MARKETS — 0.8%
FNMA, 6.50%, 9/1/47(4)	48,719	52,062	Bank of New York Mellon
FNMA, 6.50%, 9/1/47(4)	797,406	852,116	Corp. (The), 4.30%, 5/15/14	240,000	253,198
FNMA, 6.50%, 9/1/47(4)	1,037,726	1,108,924	Credit Suisse (New York),
			5.00%, 5/15/13(4)	340,000	363,112
GNMA, 7.00%, 4/20/26(4)	159,289	174,333
GNMA, 7.50%, 8/15/26(4)	86,581	98,106	Credit Suisse (New York),
			5.50%, 5/1/14(4)	200,000	217,096
GNMA, 7.00%, 2/15/28(4)	33,091	36,578
			Credit Suisse (New York),
GNMA, 7.50%, 2/15/28(4)	71,737	81,433	5.30%, 8/13/19(4)	230,000	238,145
GNMA, 7.00%, 12/15/28(4)	54,678	60,440	Deutsche Bank AG
GNMA, 7.00%, 5/15/31(4)	188,413	208,420	(London), 4.875%,
			5/20/13(4)	330,000	352,666
GNMA, 5.50%, 11/15/32(4)	1,175,844	1,250,417
			Goldman Sachs Group, Inc.
TOTAL U.S. GOVERNMENT AGENCY			(The), 6.00%, 5/1/14(4)	150,000	165,068
MORTGAGE-BACKED SECURITIES
(Cost $57,603,700)		61,143,438	Goldman Sachs Group, Inc.
			(The), 7.50%, 2/15/19(4)	850,000	995,017
Corporate Bonds — 10.0%			Jefferies Group, Inc.,
AEROSPACE & DEFENSE — 0.5%			8.50%, 7/15/19(4)	130,000	141,318
BAE Systems Holdings, Inc.,			Morgan Stanley, 6.625%,
6.375%, 6/1/19(4)(5)	140,000	153,661	4/1/18(4)	320,000	343,321
Honeywell International, Inc.,			Morgan Stanley, 7.30%,
5.30%, 3/15/17(4)	262,000	281,960	5/13/19(4)	390,000	437,413
Honeywell International, Inc.,			Morgan Stanley, 5.625%,
5.30%, 3/1/18(4)	230,000	247,355	9/23/19(4)	250,000	251,854
L-3 Communications Corp.,			UBS AG (Stamford Branch),
5.875%, 1/15/15(4)	160,000	156,400	5.75%, 4/25/18(4)	130,000	132,712
L-3 Communications Corp.,					3,890,920
5.20%, 10/15/19(4)(5)	130,000	131,476	CHEMICALS — 0.1%
Lockheed Martin Corp.,			Dow Chemical Co. (The),
6.15%, 9/1/36(4)	378,000	418,180	8.55%, 5/15/19(4)	130,000	148,560
United Technologies Corp.,			Rohm & Haas Co., 5.60%,
6.05%, 6/1/36(4)	454,000	501,185	3/15/13(4)	240,000	251,123
United Technologies Corp.,					399,683
6.125%, 7/15/38(4)	200,000	223,060	COMMERCIAL BANKS — 0.3%
		2,113,277	Barclays Bank plc, 5.00%,
AUTOMOBILES — 0.1%			9/22/16(4)	100,000	102,345
Daimler Finance N.A. LLC,			BB&T Corp., 5.70%,
5.875%, 3/15/11(4)	260,000	271,321	4/30/14(4)	150,000	162,468
BEVERAGES — 0.2%			PNC Bank N.A., 6.00%,
Anheuser-Busch InBev			12/7/17(4)	290,000	296,218
Worldwide, Inc., 3.00%,			SunTrust Bank, 7.25%,
10/15/12(4)(5)	300,000	302,809	3/15/18(4)	110,000	115,804
Anheuser-Busch InBev			Wachovia Bank N.A., 4.80%,
Worldwide, Inc., 6.875%,			11/1/14(4)	373,000	378,484
11/15/19(5)	250,000	278,778	Wachovia Bank N.A.,
			4.875%, 2/1/15(4)	123,000	126,299

17

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Wells Fargo & Co., 5.625%,			DIVERSIFIED TELECOMMUNICATION
12/11/17(4)	$ 50,000 $	52,056	SERVICES — 0.8%
Wells Fargo Bank N.A.,			Alltel Corp., 7.875%,
6.45%, 2/1/11(4)	140,000	147,684	7/1/32(4)	$ 100,000	$ 121,431
		1,381,358	AT&T, Inc., 6.80%,
COMMERCIAL SERVICES & SUPPLIES — 0.2%			5/15/36(4)	350,000	385,244
Allied Waste North America,			AT&T, Inc., 6.55%,
Inc., 6.375%, 4/15/11(4)	180,000	190,109	2/15/39(4)	470,000	509,930
Corrections Corp. of			Cellco Partnership/Verizon
America, 6.25%, 3/15/13(4)	250,000	250,000	Wireless Capital LLC, 8.50%,
			11/15/18(4)(5)	500,000	623,725
Republic Services, Inc.,
5.50%, 9/15/19(4)(5)	140,000	144,585	CenturyTel, Inc., 7.60%,
			9/15/39(4)	120,000	117,709
Waste Management, Inc.,
7.375%, 3/11/19(4)	190,000	221,741	Embarq Corp., 7.08%,
			6/1/16(4)	219,000	239,489
		806,435
			Koninklijke KPN NV, 8.375%,
CONSUMER FINANCE — 0.4%			10/1/30(4)	80,000	101,737
American Express Centurion			Qwest Corp., 7.875%,
Bank, 5.55%, 10/17/12(4)	150,000	160,234
			9/1/11(4)	120,000	124,500
American Express Centurion			Qwest Corp., 7.50%,
Bank, 6.00%, 9/13/17	250,000	263,158	10/1/14(4)	200,000	203,000
American Express Co.,			Sprint Capital Corp., 7.625%,
7.25%, 5/20/14(4)	100,000	113,879
			1/30/11(4)	180,000	182,925
Capital One Bank USA N.A.,			Telecom Italia Capital SA,
8.80%, 7/15/19(4)	250,000	296,406
			6.18%, 6/18/14(4)	340,000	369,115
General Electric Capital			Telefonica Emisiones SAU,
Corp., 4.375%, 9/21/15(4)	200,000	203,671
			5.88%, 7/15/19(4)	220,000	238,128
General Electric Capital			Telefonica Emisiones SAU,
Corp., 5.625%, 9/15/17(4)	450,000	465,392
			7.05%, 6/20/36(4)	280,000	330,645
General Electric Capital			Verizon Communications,
Corp., 6.00%, 8/7/19(4)	150,000	157,839
			Inc., 6.40%, 2/15/38(4)	70,000	74,839
		1,660,579			3,622,417
DIVERSIFIED FINANCIAL SERVICES — 0.6%			ELECTRIC UTILITIES — 0.3%
Bank of America Corp.,			Carolina Power & Light Co.,
6.50%, 8/1/16(4)	220,000	235,694
			5.15%, 4/1/15(4)	100,000	107,960
Bank of America Corp.,			Cleveland Electric
7.625%, 6/1/19(4)	150,000	173,268
			Illuminating Co. (The),
Bank of America N.A.,			5.70%, 4/1/17(4)	81,000	84,608
5.30%, 3/15/17(4)	420,000	410,796
			Duke Energy Corp., 3.95%,
Citigroup, Inc., 5.50%,			9/15/14(4)	130,000	132,475
4/11/13(4)	470,000	490,053
			Exelon Generation Co. LLC,
Citigroup, Inc., 5.50%,			5.20%, 10/1/19(4)	150,000	153,220
10/15/14(4)	80,000	82,133
			FirstEnergy Solutions Corp.,
Citigroup, Inc., 6.125%,			6.05%, 8/15/21(4)(5)	300,000	309,591
5/15/18(4)	320,000	324,176
			Florida Power Corp., 6.35%,
Citigroup, Inc., 8.50%,			9/15/37(4)	230,000	262,586
5/22/19(4)	100,000	117,009
			Southern California Edison
JPMorgan Chase & Co.,			Co., 5.625%, 2/1/36(4)	60,000	63,499
4.65%, 6/1/14(4)	330,000	348,465
			Toledo Edison Co. (The),
JPMorgan Chase & Co.,			6.15%, 5/15/37(4)	190,000	193,451
6.00%, 1/15/18(4)	670,000	718,040
					1,307,390
		2,899,634

18

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ELECTRICAL EQUIPMENT(2)			HEALTH CARE PROVIDERS & SERVICES — 0.1%
Roper Industries, Inc.,			Express Scripts, Inc., 5.25%,
6.25%, 9/1/19(4)	$ 90,000	$ 94,540	6/15/12(4)	$ 230,000	$ 245,162
ELECTRONIC EQUIPMENT,			Medco Health Solutions,
INSTRUMENTS & COMPONENTS — 0.1%			Inc., 7.25%, 8/15/13(4)	270,000	303,038
Aphenol Corp., 4.75%,					548,200
11/15/14(6)	120,000	120,798	HOTELS, RESTAURANTS & LEISURE — 0.2%
Corning, Inc., 6.625%,			McDonald’s Corp., 5.35%,
5/15/19(4)	270,000	298,087	3/1/18(4)	170,000	185,790
		418,885	McDonald’s Corp., 6.30%,
ENERGY EQUIPMENT & SERVICES — 0.1%			10/15/37(4)	230,000	259,858
Pride International, Inc.,			Yum! Brands, Inc., 5.30%,
8.50%, 6/15/19(4)	100,000	112,250	9/15/19(4)	310,000	314,122
Weatherford International			Yum! Brands, Inc., 6.875%,
Ltd., 9.625%, 3/1/19(4)	240,000	297,419	11/15/37(4)	230,000	251,652
		409,669			1,011,422
FOOD & STAPLES RETAILING — 0.4%			HOUSEHOLD DURABLES(2)
CVS Caremark Corp., 6.60%,			Toll Brothers Finance Corp.,
3/15/19(4)	350,000	390,747	6.75%, 11/1/19(4)	100,000	98,375
SYSCO Corp., 4.20%,			Whirlpool Corp., 8.60%,
2/12/13(4)	100,000	105,264	5/1/14(4)	60,000	68,542
Wal-Mart Stores, Inc.,					166,917
3.00%, 2/3/14(4)	370,000	377,327	HOUSEHOLD PRODUCTS — 0.1%
Wal-Mart Stores, Inc.,			Kimberly-Clark Corp.,
5.875%, 4/5/27(4)	468,000	500,269	6.125%, 8/1/17(4)	230,000	261,282
Wal-Mart Stores, Inc.,			INDUSTRIAL CONGLOMERATES — 0.2%
6.50%, 8/15/37(4)	330,000	383,209
			General Electric Co., 5.00%,
Wal-Mart Stores, Inc.,			2/1/13(4)	308,000	328,173
6.20%, 4/15/38(4)	220,000	248,386
			General Electric Co., 5.25%,
		2,005,202	12/6/17(4)	230,000	239,515
FOOD PRODUCTS — 0.2%			Hutchison Whampoa
General Mills, Inc., 5.65%,			International 09/16 Ltd.,
9/10/12(4)	120,000	131,111	4.625%, 9/11/15(4)(5)	230,000	231,865
Kellogg Co., 4.45%,					799,553
5/30/16(4)	200,000	209,017	INSURANCE — 0.2%
Kraft Foods, Inc., 6.00%,			Allstate Corp. (The), 7.45%,
2/11/13(4)	70,000	75,462	5/16/19	150,000	176,950
Kraft Foods, Inc., 6.125%,			MetLife Global Funding I,
2/1/18(4)	180,000	190,967	5.125%, 4/10/13(4)(5)	200,000	211,891
Ralcorp Holdings, Inc.,			MetLife, Inc., 6.75%,
6.625%, 8/15/39(4)(5)	130,000	133,943	6/1/16(4)	190,000	212,752
		740,500	New York Life Global
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			Funding, 4.65%, 5/9/13(4)(5)	150,000	158,646
Baxter International, Inc.,			Prudential Financial, Inc.,
5.90%, 9/1/16(4)	130,000	146,240	5.40%, 6/13/35(4)	270,000	228,877
Baxter International, Inc.,			Travelers Cos., Inc. (The),
5.375%, 6/1/18(4)	220,000	237,541	5.90%, 6/2/19(4)	100,000	110,621
Baxter International, Inc.,					1,099,737
6.25%, 12/1/37(4)	230,000	261,171
		644,952

19

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MACHINERY — 0.1%			Newmont Mining Corp.,
Caterpillar Financial			5.125%, 10/1/19(4)	$ 250,000	$ 249,994
Services Corp., 4.85%,			Rio Tinto Finance USA Ltd.,
12/7/12(4)	$ 230,000	$ 245,298	5.875%, 7/15/13(4)	290,000	312,735
Deere & Co., 5.375%,			Vale Overseas Ltd., 5.625%,
10/16/29(4)	200,000	205,942	9/15/19(4)	90,000	90,221
		451,240	Xstrata Finance Canada Ltd.,
MEDIA — 0.7%			5.80%, 11/15/16(4)(5)	197,000	195,618
British Sky Broadcasting					1,753,052
Group plc, 9.50%,			MULTILINE RETAIL(2)
11/15/18(4)(5)	250,000	318,918	Macy’s Retail Holdings, Inc.,
Comcast Corp., 5.90%,			5.35%, 3/15/12(4)	175,000	172,594
3/15/16(4)	189,000	202,917	MULTI-UTILITIES — 0.6%
Comcast Corp., 6.40%,			CenterPoint Energy
5/15/38(4)	220,000	225,132	Resources Corp., 6.125%,
DirecTV Holdings LLC/			11/1/17(4)	230,000	240,358
DirecTV Financing Co., Inc.,			CenterPoint Energy
4.75%, 10/1/14(4)(5)	250,000	255,602	Resources Corp., 6.25%,
DirecTV Holdings LLC/			2/1/37(4)	330,000	316,889
DirecTV Financing Co., Inc.,			Dominion Resources, Inc.,
6.375%, 6/15/15(4)	210,000	217,875	4.75%, 12/15/10(4)	258,000	266,723
News America, Inc., 6.90%,			Dominion Resources, Inc.,
8/15/39(4)(5)	190,000	202,100	6.40%, 6/15/18(4)	230,000	257,024
Omnicom Group, Inc.,			NSTAR Electric Co., 5.625%,
6.25%, 7/15/19(4)	250,000	270,260	11/15/17(4)	170,000	185,483
Rogers Cable, Inc., 6.25%,			Pacific Gas & Electric Co.,,
6/15/13(4)	180,000	196,531	4.20%, 3/1/11(4)	420,000	434,972
Time Warner Cable, Inc.,			Pacific Gas & Electric Co.,,
5.40%, 7/2/12(4)	350,000	374,048	5.80%, 3/1/37(4)	163,000	173,116
Time Warner Cable, Inc.,			Pacific Gas & Electric Co.,,
6.75%, 7/1/18(4)	240,000	264,540	6.35%, 2/15/38(4)	220,000	251,366
Time Warner, Inc., 5.50%,			PG&E Corp., 5.75%,
11/15/11(4)	195,000	208,586	4/1/14(4)	180,000	196,636
Time Warner, Inc., 7.625%,			Sempra Energy, 8.90%,
4/15/31(4)	70,000	78,479	11/15/13(4)	170,000	201,626
Time Warner, Inc., 7.70%,			Sempra Energy, 6.50%,
5/1/32(4)	150,000	169,885	6/1/16(4)	100,000	109,939
Viacom, Inc., 5.625%,			Sempra Energy, 6.00%,
9/15/19(4)	450,000	466,938	10/15/39(4)	80,000	80,396
		3,451,811			2,714,528
METALS & MINING — 0.4%			OIL, GAS & CONSUMABLE FUELS — 1.0%
ArcelorMittal, 6.125%,			Anadarko Petroleum Corp.,
6/1/18(4)	350,000	346,127	6.45%, 9/15/36(4)	250,000	260,956
Barrick Gold Corp., 6.95%,			Cenovus Energy, Inc.,
4/1/19	170,000	194,313	4.50%, 9/15/14(4)(5)	140,000	143,870
BHP Billiton Finance USA			ConocoPhillips, 6.50%,
Ltd., 6.50%, 4/1/19(4)	120,000	137,981	2/1/39(4)	370,000	415,571
Freeport-McMoRan			El Paso Corp., 7.875%,
Copper & Gold, Inc., 8.375%,			6/15/12(4)	110,000	113,387
4/1/17(4)	210,000	226,063
			Enbridge Energy Partners
			LP, 6.50%, 4/15/18(4)	95,000	102,190

20

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Enterprise Products			AstraZeneca plc, 5.90%,
Operating LLC, 6.30%,			9/15/17(4)	$ 360,000	$ 404,115
9/15/17(4)	$ 390,000	$ 428,533	GlaxoSmithKline Capital,
EOG Resources, Inc.,			Inc., 4.85%, 5/15/13(4)	180,000	194,216
5.625%, 6/1/19(4)	150,000	163,944	GlaxoSmithKline Capital,
Kerr-McGee Corp., 6.95%,			Inc., 6.375%, 5/15/38(4)	70,000	79,706
7/1/24(4)	170,000	180,203	Pfizer, Inc., 7.20%,
Kinder Morgan Energy			3/15/39(4)	170,000	214,351
Partners LP, 6.85%,			Watson Pharmaceuticals,
2/15/20(4)	200,000	221,712	Inc., 5.00%, 8/15/14(4)	410,000	421,104
Kinder Morgan Energy			Wyeth, 5.95%, 4/1/37(4)	272,000	294,282
Partners LP, 6.50%,
9/1/39(4)	130,000	132,851			2,275,738
Magellan Midstream			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Partners LP, 6.55%,			ProLogis, 7.625%, 8/15/14(4)	90,000	95,560
7/15/19(4)	150,000	165,551	ProLogis, 5.625%, 11/15/16(4)	490,000	451,519
Nexen, Inc., 5.65%,			ProLogis, 7.375%, 10/30/19(4)	120,000	120,503
5/15/17(4)	150,000	152,543
			Simon Property Group LP,
Nexen, Inc., 6.40%,			6.75%, 5/15/14(4)	220,000	236,954
5/15/37(4)	440,000	436,387
Petrobras International					904,536
Finance Co.,, 5.75%,			ROAD & RAIL — 0.1%
1/20/20(4)	120,000	120,240	CSX Corp., 7.375%, 2/1/19(4)	150,000	175,184
Plains All American Pipeline			Union Pacific Corp., 5.75%,
LP/PAA Finance Corp.,			11/15/17(4)	340,000	364,141
8.75%, 5/1/19(4)	190,000	230,860			539,325
Shell International Finance			SOFTWARE — 0.1%
BV, 4.30%, 9/22/19(4)	250,000	251,331
			Intuit, Inc., 5.75%,
Shell International Finance			3/15/17(4)	254,000	267,187
BV, 6.375%, 12/15/38(4)	200,000	232,897
			Oracle Corp., 6.125%,
Talisman Energy, Inc.,			7/8/39(4)	210,000	231,876
7.75%, 6/1/19(4)	200,000	238,022
					499,063
XTO Energy, Inc., 5.30%,
6/30/15(4)	342,000	365,220	SPECIALTY RETAIL — 0.1%
XTO Energy, Inc., 6.50%,			Home Depot, Inc. (The),
			5.875%, 12/16/36(4)	75,000	73,403
12/15/18(4)	150,000	167,171
XTO Energy, Inc., 6.10%,			Staples, Inc., 9.75%,
			1/15/14(4)	240,000	291,102
4/1/36(4)	272,000	276,834
		4,800,273			364,505
PAPER & FOREST PRODUCTS — 0.1%			TOBACCO(2)
International Paper Co.,			Altria Group, Inc., 9.25%,
9.375%, 5/15/19(4)	250,000	302,947	8/6/19(4)	150,000	182,044
PERSONAL PRODUCTS(2)			WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Mead Johnson Nutrition Co.,			America Movil SAB de CV,
			5.00%, 10/16/19(4)(5)	200,000	195,809
3.50%, 11/1/14(5)(6)	120,000	120,628
PHARMACEUTICALS — 0.5%			Rogers Communications,
			Inc., 6.80%, 8/15/18(4)	120,000	135,433
Abbott Laboratories, 5.875%,
5/15/16(4)	100,000	112,157	Vodafone Group plc, 5.45%,
			6/10/19(4)	140,000	147,004
Abbott Laboratories, 5.60%,
11/30/17(4)	210,000	230,472			478,246
AstraZeneca plc, 5.40%,			TOTAL CORPORATE BONDS
9/15/12(4)	295,000	325,335	(Cost $43,929,073)		46,654,017

21

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 9.9%			Countrywide Home Loan
			Mortgage Pass-Through
U.S. Treasury Bonds,			Trust, Series 2005-17, Class
5.25%, 2/15/29(4)	$ 2,000,000	$ 2,274,064	1A11, 5.50%, 9/25/35(4)	$ 591,532	$ 547,377
U.S. Treasury Bonds,			Countrywide Home Loan
6.25%, 5/15/30(4)	310,000	397,285	Mortgage Pass-Through
U.S. Treasury Bonds,			Trust, Series 2007-16,
4.75%, 2/15/37(4)	929,000	1,007,385	Class A1, 6.50%, 10/25/37(4)	435,083	358,554
U.S. Treasury Notes,			Credit Suisse First Boston
0.875%, 4/30/11(4)	10,500,000	10,547,586	Mortgage Securities Corp.,
U.S. Treasury Notes,			Series 2003 AR28, Class 2A1,
1.875%, 6/15/12(4)	7,200,000	7,320,938	VRN, 3.62%, 11/2/09(4)	754,574	698,218
U.S. Treasury Notes,			MASTR Alternative Loans
1.50%, 7/15/12(4)	4,200,000	4,228,547	Trust, Series 2003-8,
			Class 4A1, 7.00%, 12/25/33(4)	65,991	62,207
U.S. Treasury Notes,
2.375%, 8/31/14(4)	13,500,000	13,570,673			2,309,721
U.S. Treasury Notes,			U.S. GOVERNMENT AGENCY COLLATERALIZED
3.125%, 5/15/19(4)	7,000,000	6,849,612	MORTGAGE OBLIGATIONS — 0.3%
TOTAL U.S. TREASURY SECURITIES			FHLMC, Series 77,
(Cost $45,394,914)		46,196,090	Class H, 8.50%, 9/15/20(4)	183,842	199,697
			FHLMC, Series 2541,
U.S. Government Agency Securities			Class EA SEQ, 5.00%,
and Equivalents — 3.7%			3/15/16(4)	9,218	9,218
FIXED-RATE U.S. GOVERNMENT			FHLMC, Series 2926,
AGENCY SECURITIES — 2.7%			Class EW SEQ, 5.00%,
			1/15/25(4)	1,200,000	1,256,264
FHLB, 1.625%, 11/21/12(4)	3,000,000	2,999,967
					1,465,179
FNMA, 1.00%, 11/23/11	3,000,000	3,000,984
			TOTAL COLLATERALIZED
FNMA, 2.75%, 3/13/14(4)	4,000,000	4,061,808	MORTGAGE OBLIGATIONS
FNMA, 5.00%, 2/13/17(4)	2,200,000	2,435,268	(Cost $3,888,017)		3,774,900

		12,498,027	Commercial Mortgage-Backed
GOVERNMENT-BACKED			Securities(3) — 0.8%
CORPORATE BONDS(7) — 1.0%
Citigroup Funding, Inc.,			Commercial Mortgage
1.875%, 11/15/12(4)	1,800,000	1,809,574	Pass-Through Certificates,
			Series 2005 F10A, Class A1,
GMAC, Inc., 1.75%,			VRN, 0.35%, 11/15/09,
10/30/12(4)	2,000,000	2,004,918	resets monthly off the
State Street Bank and			1-month LIBOR plus 0.10%
Trust Co., 1.85%, 3/15/11(4)	1,000,000	1,015,007	with no caps(4)(5)	67,951	67,451
		4,829,499	Credit Suisse Mortgage
TOTAL U.S. GOVERNMENT AGENCY			Capital Certificates, Series
SECURITIES AND EQUIVALENTS			2007 TF2A, Class A1, VRN,
(Cost $17,013,010)		17,327,526	0.43%, 11/15/09, resets
			monthly off the 1-month
Collateralized Mortgage			LIBOR plus 0.18% with
Obligations(3) — 0.8%			no caps(4)(5)	1,192,564	1,010,083
PRIVATE SPONSOR COLLATERALIZED			Greenwich Capital
MORTGAGE OBLIGATIONS — 0.5%			Commercial Funding Corp.,
			Series 2006 FL4A, Class A1,
Banc of America Alternative			VRN, 0.34%, 11/5/09, resets
Loan Trust, Series 2007-2,			monthly off the 1-month
Class 2A4, 5.75%, 6/25/37(4)	781,752	643,365	LIBOR plus 0.09% with
			no caps(4)(5)	142,352	119,657

22

Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
LB-UBS Commercial			Sovereign Governments &
Mortgage Trust, Series
2005 C2, Class A2 SEQ,			Agencies — 0.2%
4.82%, 4/15/30(4)	$ 1,224,552	$ 1,228,530	BRAZIL(2)
Merrill Lynch Floating Trust,			Brazilian Government
Series 2006-1, Class A1,			International Bond, 5.875%,
VRN, 0.32%, 11/15/09,			1/15/19(4)	$ 160,000	$ 170,000
resets monthly off the
1-month LIBOR plus 0.07%			CANADA — 0.1%
with no caps(4)(5)	537,407	483,430	Hydro Quebec, 8.40%,
			1/15/22(4)	145,000	193,187
Morgan Stanley Capital I,
Series 2003-T11, Class A3			MEXICO — 0.1%
SEQ, 4.85%, 6/13/41(4)	664,000	677,878	United Mexican States,
TOTAL COMMERCIAL			5.95%, 3/19/19(4)	420,000	441,000
MORTGAGE-BACKED SECURITIES			TOTAL SOVEREIGN
(Cost $3,830,342)		3,587,029	GOVERNMENTS & AGENCIES

Municipal Securities — 0.6%			(Cost $762,395)		804,187
California GO, (Building			Asset-Backed Securities(3) — 0.1%
Bonds), 7.30%, 10/1/39(4)	400,000	405,692	CNH Equipment Trust,
Illinois GO, (Taxable			Series 2007 C, Class A3A
Pension), 5.10%, 6/1/33(4)	800,000	724,384	SEQ, 5.21%, 12/15/11(4)	366,264	369,094
Los Angeles Unified School			SLM Student Loan Trust,
District GO, (Building			Series 2006-5, Class A2,
Bonds), 5.76%, 7/1/29(4)	200,000	197,778	VRN, 0.27%, 1/25/10, resets
Missouri Highways &			quarterly off the 3-month
Transportation Commission			LIBOR minus 0.01% with
			no caps(4)	52,351	52,287
Rev., (Building Bonds),
5.45%, 5/1/33(4)	130,000	132,165	TOTAL ASSET-BACKED SECURITIES
New Jersey State Turnpike			(Cost $418,611)		421,381
Auth. Rev., Series 2009 F,			Temporary Cash Investments — 0.5%
(Building Bonds), 7.41%,
1/1/40(4)	180,000	215,845	JPMorgan U.S. Treasury
			Plus Money Market Fund
New York State Dormitory			Agency Shares(4)
Auth. Rev., (Building Bonds),			(Cost $2,260,431)	2,260,431	2,260,431
5.63%, 3/15/39(4)	180,000	182,824
			TOTAL INVESTMENT
Texas GO, (Building Bonds),			SECURITIES — 99.6%
5.52%, 4/1/39(4)	340,000	356,660	(Cost $420,899,986)		463,586,114
University of California Rev.,			OTHER ASSETS AND
(Building Bonds), 5.77%,			LIABILITIES — 0.4%		1,846,172
5/15/43(4)	230,000	240,217
			TOTAL NET ASSETS — 100.0%		$465,432,286
Utah GO, Series 2009 D,
(Building Bonds), 4.55%,
7/1/24(4)	380,000	391,278
TOTAL MUNICIPAL SECURITIES
(Cost $2,864,375)		2,846,843

23

Balanced

Swap Agreements
Notional Amount Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$2,650,000 Pay quarterly a fixed rate equal to 0.12% multiplied	—	$79,463
by the notional amount and receive from Barclays
Bank plc upon each default event of Pfizer, Inc.,
par value of the proportional notional amount of
Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Non-income producing.
(2) Category is less than 0.05% of total net assets.
(3) Final maturity indicated, unless otherwise noted.
(4)	Security, or a portion thereof, has been segregated for when-issued securities and/or swap agreements. At the period end, the aggregate value of securities pledged was $321,000.
(5)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$6,039,125, which represented 1.3% of total net assets.
(6) When-issued security.
(7)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
June 30, 2012.

Industry classifications are unaudited.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $420,899,986)	$463,586,114
Cash	62,202
Receivable for investments sold	1,348,227
Receivable for capital shares sold	143,124
Swap agreements, at value	79,463
Dividends and interest receivable	1,674,831
466,893,961

Liabilities
Payable for investments purchased	992,504
Payable for capital shares redeemed	107,025
Accrued management fees	362,146
1,461,675

Net Assets	$465,432,286

Net Assets Consist of:
Capital (par value and paid-in surplus)	$502,404,038
Undistributed net investment income	940,113
Accumulated net realized loss on investment transactions	(80,677,456)
Net unrealized appreciation on investments	42,765,591
$465,432,286

Investor Class, $0.01 Par Value
Net assets	$459,183,047
Shares outstanding	33,803,513
Net asset value per share	$13.58

Institutional Class, $0.01 Par Value
Net assets	$6,249,239
Shares outstanding	459,958
Net asset value per share	$13.59

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,755)	$ 5,778,277
Interest	7,675,620
13,453,897

Expenses:
Management fees	3,874,118
Directors’ fees and expenses	16,868
Other expenses	625
3,891,611

Net investment income (loss)	9,562,286

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(66,184,644)
Futures contract transactions	(262,002)
Swap agreement transactions	(57,459)
(66,504,105)

Change in net unrealized appreciation (depreciation) on:
Investments	97,881,326
Futures contracts	(24,223)
Swap agreements	(10,289)
97,846,814

Net realized and unrealized gain (loss)	31,342,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 40,904,995

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 9,562,286	$ 13,692,226
Net realized gain (loss)	(66,504,105)	(13,490,807)
Change in net unrealized appreciation (depreciation)	97,846,814	(121,399,814)
Net increase (decrease) in net assets resulting from operations	40,904,995	(121,198,395)

Distributions to Shareholders
From net investment income:
Investor Class	(9,841,987)	(13,588,608)
Institutional Class	(144,934)	(152,831)
From net realized gains:
Investor Class	—	(40,498,231)
Institutional Class	—	(82,676)
Decrease in net assets from distributions	(9,986,921)	(54,322,346)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(11,382,316)	(29,341,788)

Net increase (decrease) in net assets	19,535,758	(204,862,529)

Net Assets
Beginning of period	445,896,528	650,759,057
End of period	$465,432,286	$ 445,896,528

Undistributed net investment income	$940,113	$1,340,022

See Notes to Financial Statements.

27

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. Prior to December 3, 2007, the fund was authorized to issue the Advisor Class (see Note 10). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at

28

a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

29

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.80% to 0.90% for the Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for the year ended October 31, 2009 was 0.90% and 0.70% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2009, totaled $459,360,715, of which $200,435,616 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, totaled $478,594,745, of which $182,379,459 represented U.S. Treasury and Agency obligations.

30

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	2,879,604	$ 35,959,986	2,498,883	$ 37,970,203
Issued in connection with
reclassification (Note 10)	—	—	732,507	12,525,159
Issued in reinvestment of distributions	781,150	9,583,804	3,360,729	52,807,274
Redeemed	(4,611,319)	(56,808,243)	(8,259,045)	(125,882,923)
	(950,565)	(11,264,453)	(1,666,926)	(22,580,287)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	85,033	1,029,943	511,350	7,883,323
Issued in reinvestment of distributions	11,787	144,934	15,330	235,507
Redeemed	(104,985)	(1,292,740)	(135,139)	(2,010,038)
	(8,165)	(117,863)	391,541	6,108,792
Advisor Class/Shares Authorized	N/A		N/A
Sold	—	—	5,330	90,447
Issued in connection with
reclassification (Note 10)	—	—	(732,507)	(12,525,159)
Redeemed	—	—	(25,768)	(435,581)
	—	—	(752,945)	(12,870,293)
Net increase (decrease)	(958,730)	$(11,382,316)	(2,028,330)	$ (29,341,788)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

31

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$278,570,272	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$ 61,143,438	—
Corporate Bonds	—	46,654,017	—
U.S. Treasury Securities	—	46,196,090	—
U.S. Government Agency Securities and Equivalents	—	17,327,526	—
Collateralized Mortgage Obligations	—	3,774,900	—
Commercial Mortgage-Backed Securities	—	3,587,029	—
Municipal Securities	—	2,846,843	—
Sovereign Governments & Agencies	—	804,187	—
Asset-Backed Securities	—	421,381	—
Temporary Cash Investments	2,260,431	—	—
Total Value of Investment Securities	$280,830,703	$182,755,411	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Swap Agreements	—	$79,463	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the year ended October 31, 2009, the fund participated in credit default swap agreements to buy protection.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component

32

of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended October 31, 2009, the fund purchased futures contracts.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended October 31, 2009, the fund purchased and sold futures contracts. Value of Derivative Instruments as of October 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$79,463	Swap agreements	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended
October 31, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Credit Risk	Net realized gain (loss) on	$ (57,459)	Change in net unrealized	$(10,289)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Equity Price Risk	Net realized gain (loss) on	(147,100)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Interest Rate Risk	Net realized gain (loss) on	(114,902)	Change in net unrealized	(24,223)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(319,461)		$(34,512)

The credit risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume. At the beginning of the year ended October 31, 2009, the fund held two interest rate risk futures contracts purchased and one interest rate risk futures contracts sold. The interest rate risk derivatives were closed in November 2008. During the year ended October 31, 2009, the fund purchased two equity price risk futures contracts.

33

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$9,986,921	$21,351,722
Long-term capital gains	—	$32,970,624

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$432,965,484
Gross tax appreciation of investments	$ 42,043,453
Gross tax depreciation of investments	(11,422,823)
Net tax appreciation (depreciation) of investments	$ 30,620,630
Net tax appreciation (depreciation) on derivatives	$ 79,092
Net tax appreciation (depreciation)	$30,699,722
Undistributed ordinary income	$940,484
Accumulated capital losses	$(68,611,958)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

34

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(7,757,812) and $(60,854,146) expire in 2016 and 2017, respectively.

10. Corporate Event

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective on December 3, 2007.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, the fund hereby designates ordinary income distributions of $5,418,030, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

35

Financial Highlights

Balanced

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.66	$17.47	$17.03	$16.52	$15.73
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.37	0.35	0.35	0.31
Net Realized and Unrealized Gain (Loss)	0.93	(3.69)	1.11	1.40	0.77
Total From Investment Operations	1.21	(3.32)	1.46	1.75	1.08
Distributions
From Net Investment Income	(0.29)	(0.37)	(0.36)	(0.35)	(0.29)
From Net Realized Gains	—	(1.12)	(0.66)	(0.89)	—
Total Distributions	(0.29)	(1.49)	(1.02)	(1.24)	(0.29)
Net Asset Value, End of Period	$13.58	$12.66	$17.47	$17.03	$16.52

Total Return(2)	9.81%	(20.52)%	8.92%	11.04%	6.89%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.21%	2.42%	2.08%	2.13%	1.89%
Portfolio Turnover Rate	110%	153%	161%	197%	206%
Net Assets, End of Period (in millions)	$459	$440	$636	$637	$615
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset value to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

36

Balanced

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$12.66	$17.47	$17.04	$16.53	$15.73
Income From Investment Operations
Net Investment Income (Loss)(1)	0.30	0.39	0.39	0.38	0.33
Net Realized and Unrealized Gain (Loss)	0.94	(3.68)	1.09	1.40	0.80
Total From Investment Operations	1.24	(3.29)	1.48	1.78	1.13
Distributions
From Net Investment Income	(0.31)	(0.40)	(0.39)	(0.38)	(0.33)
From Net Realized Gains	—	(1.12)	(0.66)	(0.89)	—
Total Distributions	(0.31)	(1.52)	(1.05)	(1.27)	(0.33)
Net Asset Value, End of Period	$13.59	$12.66	$17.47	$17.04	$16.53

Total Return(2)	10.11%	(20.37)%	9.07%	11.26%	7.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.41%	2.62%	2.28%	2.33%	2.09%
Portfolio Turnover Rate	110%	153%	161%	197%	206%
Net Assets, End of Period (in thousands)	$6,249	$5,927	$1,338	$1,228	$1,237
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset value to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

38

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

39

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

40

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

41

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Balanced (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

42

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

43

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and slightly below its benchmark for the three-year period.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

44

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a

45

direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The blended index is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The blended index’s remaining 40% is represented by the Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities.

The Citigroup Agency Index is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67029N

Annual Report
October 31, 2009

American Century Investments

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Capital Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27

Other Information

Management	28
Approval of Management Agreement	31
Additional Information	36
Index Definitions	37

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A tale of two markets

Despite a dismal start, the 12 months ended October 31, 2009, proved to be a strong period for stock investors. The U.S. stock market struggled during the first half of the period, as consumer confidence and spending plunged, unemployment soared, the housing market continued to tumble, and corporate earnings faltered. At the same time, widespread credit and liquidity problems, combined with unprecedented failures, takeovers, and bailouts in the financial services industry, plagued the financial markets.

Market sentiment changed drastically in the second half of the period, as the extreme pessimism regarding the economy and financial sector gave way to a measure of optimism. Investors responded favorably to thawing credit markets, signs of improvement in the housing and manufacturing sectors and to better-than-expected corporate profits. These factors sparked a sharp stock market rally in lower-quality stocks that continued through October, even as the unemployment rate climbed above 10%, consumer confidence remained uninspiring, and the federal budget deficit reached an all-time high.

Growth Outpaced Value

The market’s rebound pushed all major stock benchmarks back into positive territory, with mid-cap stocks leading the charge. As investors moved into riskier assets, value stocks generally underperformed their growth counterparts. In addition, value managers contended with relatively poor performance among financial, utility, and telecommunication stocks, which represent a large slice of their investment universe. Dividend cuts also affected results. In the first half of the period, investors experienced the largest reduction in dividend payouts by U.S. companies in more than 50 years.

Despite signs of economic improvement, particularly in housing and manufacturing, we still expect a slow, gradual recovery. Consumer spending, which accounts for 70% of the economy, is likely to remain weak as consumers continue to reduce debt and increase savings. In this environment, we believe that stronger companies with self-funding business models, particularly those that emphasize higher returns on capital, will outperform over time. These companies will be in the best position to gain market share from weaker competitors and generate cash flows regardless of the pace of economic recovery.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell Midcap Index	18.75%
Russell Midcap Value Index	14.52%
Russell Midcap Growth Index	22.48%

4

Performance

Capital Value

Total Returns as of October 31, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	6.85%	-1.14%	2.49%	2.69%	3/31/99
Return After-Tax on Distributions(1)	6.26%	-1.60%	2.03%	2.26%
Return After-Tax on Distributions
and Sale of Shares(1)	5.06%	-0.88%	2.06%	2.23%
Russell 1000 Value Index(2)	4.78%	-0.05%	1.70%	2.18%	—
Institutional Class	7.07%	-0.97%	—	1.29%	3/1/02
Return After-Tax on Distributions(1)	6.44%	-1.46%	—	0.86%
Return After-Tax on Distributions
and Sale of Shares(1)	5.23%	-0.73%	—	1.11%
Advisor Class	6.59%	-1.43%	—	2.77%	5/14/03
Return After-Tax on Distributions(1)	6.04%	-1.86%	—	2.41%
Return After-Tax on Distributions
and Sale of Shares(1)	4.85%	-1.12%	—	2.45%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Capital Value

One-Year Returns Over 10 Years
Periods ended October 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class
(before tax)	7.23%	-0.47%	-8.49%	21.67%	13.94%	9.29%	18.03%	9.66%	-37.52%	6.85%
Russell 1000
Value Index	5.52%	-11.86%	-10.02%	22.87%	15.45%	11.86%	21.46%	10.83%	-36.80%	4.78%

Total Annual Fund Operating Expenses
Investor Class				Institutional Class				Advisor Class
1.10%				0.90%				1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Capital Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Capital Value returned 6.85%(1) for the 12 months ended October 31, 2009. By comparison, its benchmark, the Russell 1000 Value Index, returned 4.78%, while the broader market, as measured by the S&P 500 Index, returned 9.80%.(2) The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (whose performance, like Capital Value’s, reflects operating expenses) was 9.52%.(3)

The one-year reporting period, described in the Market Perspective on page 4, was notable for its ups and downs. During the first few months, the stock market suffered steep declines as the U.S. government struggled to contain the financial crisis and the economic recession deepened. In the second half of the period, the economy showed signs of stabilization and improving conditions in the capital markets reduced concern about the balance sheets of the more highly leveraged companies. These factors led many investors to shift into riskier assets. As a result, most equity indices ended the period in positive territory with growth stocks beating value stocks across the capitalization spectrum. Nevertheless, Capital Value outpaced its benchmark index, largely because of effective security selection in the consumer staples, financials, consumer discretionary, and industrials sectors. The portfolio’s position in the health care sector hampered results.

Since Capital Value’s inception on March 31, 1999, the portfolio has produced an average annualized return of 2.69%, topping the returns for Morningstar’s Large Cap Value category average,the Russell 1000 Value Index, and the S&P 500 Index for that period (see performance information on pages 5 and 6 or in footnotes below).

Consumer Staples Contributed

Security selection within the consumer staples sector added the most to relative results. The portfolio did not own household products maker Procter & Gamble, which announced a slowdown in sales growth as consumers reined in spending, weakening the perception of it as a defensive investment in recessionary times.

The portfolio also benefited from its position in the beverages industry. A key contributor was Pepsi Bottling Group, the world’s largest bottler of Pepsi beverages. Its share price surged on news PepsiCo, which already owned one third of the bottling company, had launched a takeover bid. The deal is expected to close in late 2009 or early 2010.

(1)	All fund returns referenced in this commentary are for Investor Class shares.
(2)	The S&P 500 Index returned 0.33%, -0.95% and -0.29% on an average annualized basis for the five-year, 10-year and since inception periods ended October 31, 2009, respectively.
(3)	The average returns for Morningstar’s Large Cap Value category were 0.18%, 1.95% and 2.21% on an average annualized basis for the five-year,
10-year and since inception periods ended October 31, 2009, respectively. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Capital Value

Financials Added Value

An underweight in financials, the weakest sector in the benchmark, boosted relative performance. The portfolio benefited from its smaller-than-the-benchmark positions in commercial banks, thrifts, and mortgage finance companies.

However, the financials sector provided top detractor Citigroup. Shares of the financial giant, which dropped sharply early in the period, climbed as optimism about the economy sparked a rally in financials stocks. The portfolio’s underweight acted as a restraint when the stock price experienced a partial rebound.

Consumer Discretionary, Industrials Enhanced Results

Many consumer discretionary companies suffered in the economic downturn, but Capital Value’s mix of stocks added to relative progress. A notable holding was Best Buy Co., which is not represented in the benchmark. The electronics retailer executed well in the difficult environment and benefited from the bankruptcy of competitor Circuit City.

Alternatively, the portfolio did not own shares of Ford Motor, which rose nearly 220% during the period. The car maker has been able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

Effective security selection among industrials companies also contributed to Capital Value’s outperformance. The machinery industry supplied top contributor Ingersoll Rand, a manufacturer of industrial and commercial products. The company reported better-than-expected results in the second quarter driven by significant cost savings from its restructuring program.

Health Care Detracted

The portfolio’s overweight in health care slowed relative results. Health care stocks benefited from the rally that began in March, but their performance was constrained as investors priced in worst-case scenarios for health care reform.

An underweighted position in health insurer WellPoint also hampered performance. We believe WellPoint had benefited during the market decline from a perception that its business was relatively stable and less sensitive than other businesses to economic weakness.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. Capital Value is broadly diversified, with ongoing overweight positions in the health care, information technology, and consumer staples sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

8

Capital Value

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Exxon Mobil Corp.	5.0%	5.7%
Pfizer, Inc.	4.4%	3.5%
Chevron Corp.	3.7%	3.7%
JPMorgan Chase & Co.	3.7%	3.5%
AT&T, Inc.	3.7%	3.9%
General Electric Co.	3.3%	4.0%
ConocoPhillips	3.1%	2.9%
Bank of America Corp.	2.9%	1.5%
Royal Dutch Shell plc ADR	2.8%	2.5%
Verizon Communications, Inc.	2.1%	2.2%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Oil, Gas & Consumable Fuels	17.7%	16.3%
Pharmaceuticals	9.8%	12.7%
Diversified Financial Services	6.9%	5.0%
Diversified Telecommunication Services	6.0%	6.4%
Capital Markets	4.4%	3.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	93.1%	92.5%
Foreign Common Stocks(1)	5.5%	4.9%
Convertible Preferred Stocks	—	0.1%
Total Equity Exposure	98.6%	97.5%
Temporary Cash Investments	1.4%	2.7%
Other Assets and Liabilities	—(2)	(0.2)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Category is less than 0.05% of total net assets.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,209.10	$6.12	1.10%
Institutional Class	$1,000	$1,209.10	$5.01	0.90%
Advisor Class	$1,000	$1,204.50	$7.50	1.35%
Hypothetical
Investor Class	$1,000	$1,019.66	$5.60	1.10%
Institutional Class	$1,000	$1,020.67	$4.58	0.90%
Advisor Class	$1,000	$1,018.40	$6.87	1.35%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Capital Value

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 98.6%			DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.0%
AEROSPACE & DEFENSE — 2.2%			AT&T, Inc.	245,200	$ 6,294,284
Honeywell International, Inc.	35,400	$ 1,270,506	CenturyTel, Inc.	16,200	525,852
Lockheed Martin Corp.	6,000	412,740	Verizon
Northrop Grumman Corp.	43,100	2,160,603	Communications, Inc.	118,700	3,512,333
		3,843,849			10,332,469
BEVERAGES — 1.5%			ELECTRIC UTILITIES — 2.5%
Coca-Cola Co. (The)	47,700	2,542,887	Exelon Corp.	51,300	2,409,048
BIOTECHNOLOGY — 0.5%			PPL Corp.	65,200	1,919,488
Amgen, Inc.(1)	15,600	838,188			4,328,536
CAPITAL MARKETS — 4.4%			ENERGY EQUIPMENT & SERVICES — 1.6%
Ameriprise Financial, Inc.	46,700	1,619,089	Baker Hughes, Inc.	13,700	576,359
Bank of New York			Diamond Offshore
Mellon Corp. (The)	61,500	1,639,590	Drilling, Inc.	5,200	495,300
Goldman Sachs			National Oilwell Varco, Inc.(1)	36,200	1,483,838
Group, Inc. (The)	16,600	2,824,822	Smith International, Inc.	8,700	241,251
Morgan Stanley	46,100	1,480,732			2,796,748
		7,564,233	FOOD & STAPLES RETAILING — 3.6%
CHEMICALS — 2.3%			Kroger Co. (The)	59,800	1,383,174
E.I. du Pont de Nemours			SYSCO Corp.	39,100	1,034,195
& Co.	65,800	2,093,756
PPG Industries, Inc.	31,900	1,800,117	Walgreen Co.	57,000	2,156,310
		3,893,873	Wal-Mart Stores, Inc.	31,100	1,545,048
COMMERCIAL BANKS — 3.9%					6,118,727
PNC Financial			FOOD PRODUCTS — 1.1%
Services Group, Inc.	24,028	1,175,930	Unilever NV
U.S. Bancorp.	101,800	2,363,796	New York Shares	59,200	1,828,688
Wells Fargo & Co.	113,400	3,120,768	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
		6,660,494	Medtronic, Inc.	18,100	646,170
COMMERCIAL SERVICES & SUPPLIES — 1.9%			HEALTH CARE PROVIDERS & SERVICES — 1.2%
Avery Dennison Corp.	21,700	773,605	Aetna, Inc.	25,400	661,162
Pitney Bowes, Inc.	30,100	737,450	Quest Diagnostics, Inc.	10,100	564,893
			WellPoint, Inc.(1)	16,600	776,216
R.R. Donnelley & Sons Co.	39,900	801,192
Waste Management, Inc.	33,200	992,016			2,002,271
		3,304,263	HOTELS, RESTAURANTS & LEISURE — 0.6%
COMMUNICATIONS EQUIPMENT — 0.8%			Darden Restaurants, Inc.	14,300	433,433
			Starbucks Corp.(1)	27,400	520,052
Cisco Systems, Inc.(1)	57,500	1,313,875
COMPUTERS & PERIPHERALS — 1.2%					953,485
Hewlett-Packard Co.	44,000	2,088,240	HOUSEHOLD DURABLES — 0.7%
DIVERSIFIED CONSUMER SERVICES — 0.5%			Newell Rubbermaid, Inc.	82,200	1,192,722
H&R Block, Inc.	47,300	867,482	HOUSEHOLD PRODUCTS — 0.3%
DIVERSIFIED FINANCIAL SERVICES — 6.9%			Clorox Co.	7,800	461,994
Bank of America Corp.	344,300	5,019,894	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 0.3%
Citigroup, Inc.	118,000	482,620	NRG Energy, Inc.(1)	21,600	496,584
JPMorgan Chase & Co.	153,100	6,394,987
		11,897,501

12

Capital Value

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 3.9%			PHARMACEUTICALS — 9.8%
General Electric Co.	401,100	$ 5,719,686	Abbott Laboratories	31,200	$ 1,577,784
Tyco International Ltd.	26,800	899,140	Eli Lilly & Co.	42,800	1,455,628
		6,618,826	Johnson & Johnson	56,800	3,354,040
INSURANCE — 4.3%			Merck & Co., Inc.	95,900	2,966,187
Allstate Corp. (The)	70,900	2,096,513	Pfizer, Inc.	440,286	7,498,070
Chubb Corp. (The)	19,700	955,844			16,851,709
Loews Corp.	24,500	810,950	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Torchmark Corp.	27,400	1,112,440	Host Hotels & Resorts, Inc.	20,200	204,222
Travelers Cos., Inc. (The)	41,400	2,061,306	Simon Property Group, Inc.	13,511	917,262
XL Capital Ltd., Class A	19,100	313,431			1,121,484
		7,350,484	SEMICONDUCTORS &
IT SERVICES — 1.5%			SEMICONDUCTOR EQUIPMENT — 0.8%
Fiserv, Inc.(1)	14,500	665,115	Applied Materials, Inc.	32,300	394,060
International Business			Intel Corp.	47,600	909,636
Machines Corp.	16,300	1,965,943			1,303,696
		2,631,058	SOFTWARE — 2.1%
MACHINERY — 1.9%			Activision Blizzard, Inc.(1)	23,071	249,859
Dover Corp.	40,600	1,529,808	Microsoft Corp.	77,800	2,157,394
Ingersoll-Rand plc	53,700	1,696,383	Oracle Corp.	59,000	1,244,900
		3,226,191			3,652,153
MEDIA — 4.3%			SPECIALTY RETAIL — 2.3%
CBS Corp., Class B	105,000	1,235,850	Best Buy Co., Inc.	11,400	435,252
Comcast Corp., Class A	101,600	1,473,200	Gap, Inc. (The)	42,200	900,548
Time Warner Cable, Inc.	21,252	838,179	Home Depot, Inc. (The)	62,700	1,573,143
Time Warner, Inc.	72,700	2,189,724	Staples, Inc.	49,600	1,076,320
Viacom, Inc., Class B(1)	60,900	1,680,231			3,985,263
		7,417,184	TEXTILES, APPAREL & LUXURY GOODS — 0.6%
METALS & MINING — 0.5%			VF Corp.	13,700	973,248
Nucor Corp.	20,500	816,925	TOBACCO — 1.4%
MULTILINE RETAIL — 0.7%			Altria Group, Inc.	63,600	1,151,796
Kohl’s Corp.(1)	21,300	1,218,786	Lorillard, Inc.	16,800	1,305,696
MULTI-UTILITIES — 0.7%					2,457,492
PG&E Corp.	30,600	1,251,234	TOTAL COMMON STOCKS
OFFICE ELECTRONICS — 0.5%			(Cost $155,877,000)		168,934,038
Xerox Corp.	102,600	771,552	Temporary Cash Investments — 1.4%
OIL, GAS & CONSUMABLE FUELS — 17.7%			JPMorgan U.S. Treasury
Apache Corp.	22,000	2,070,640	Plus Money Market Fund
Chevron Corp.	83,800	6,414,052	Agency Shares	37,180	37,180
ConocoPhillips	104,300	5,233,774	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Devon Energy Corp.	19,500	1,261,845	U.S. Treasury obligations, 1.875%-3.625%,
Exxon Mobil Corp.	120,100	8,607,567	7/15/13-4/15/28, valued at $2,468,567),
Occidental Petroleum Corp.	21,600	1,639,008	in a joint trading account at 0.05%,
			dated 10/30/09, due 11/2/09
Royal Dutch Shell plc ADR	80,000	4,752,800	(Delivery value $2,400,010)		2,400,000
Valero Energy Corp.	23,400	423,540	TOTAL TEMPORARY
		30,403,226	CASH INVESTMENTS
PAPER & FOREST PRODUCTS — 0.5%			(Cost $2,437,180)		2,437,180
International Paper Co.	40,800	910,248

13

Capital Value
	Value	Notes to Schedule of Investments
TOTAL INVESTMENT		ADR = American Depositary Receipt
SECURITIES — 100.0%		(1) Non-income producing.
(Cost $158,314,180)	$171,371,218	(2) Category is less than 0.05% of total net assets.
OTHER ASSETS
AND LIABILITIES(2)	(23,514)
TOTAL NET ASSETS — 100.0%	$171,347,704	Industry classifications are unaudited.

		See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $158,314,180)	$171,371,218
Cash	7,710
Receivable for capital shares sold	11,464
Dividends and interest receivable	277,424
171,667,816

Liabilities
Payable for investments purchased	90,919
Payable for capital shares redeemed	63,636
Accrued management fees	164,485
Distribution and service fees payable	1,072
320,112

Net Assets	$171,347,704

Net Assets Consist of:
Capital (par value and paid-in surplus)	$189,221,847
Undistributed net investment income	2,661,811
Accumulated net realized loss on investment transactions	(33,592,992)
Net unrealized appreciation on investments	13,057,038
$171,347,704

Investor Class, $0.01 Par Value
Net assets	$158,431,346
Shares outstanding	29,800,825
Net asset value per share	$5.32

Institutional Class, $0.01 Par Value
Net assets	$8,035,079
Shares outstanding	1,509,304
Net asset value per share	$5.32

Advisor Class, $0.01 Par Value
Net assets	$4,881,279
Shares outstanding	920,241
Net asset value per share	$5.30

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends	$ 5,627,058
Interest	2,091
5,629,149

Expenses:
Management fees	1,788,973
Distribution and service fees — Advisor Class	13,498
Directors’ fees and expenses	6,648
Other expenses	408
1,809,527

Net investment income (loss)	3,819,622

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(24,311,422)
Change in net unrealized appreciation (depreciation) on investments	27,203,273

Net realized and unrealized gain (loss)	2,891,851

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 6,711,473

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 3,819,622	$ 6,931,131
Net realized gain (loss)	(24,311,422)	(8,977,268)
Change in net unrealized appreciation (depreciation)	27,203,273	(150,104,194)
Net increase (decrease) in net assets resulting from operations	6,711,473	(152,150,331)

Distributions to Shareholders
From net investment income:
Investor Class	(5,825,919)	(6,799,465)
Institutional Class	(358,398)	(437,453)
Advisor Class	(211,371)	(195,244)
From net realized gains:
Investor Class	—	(17,205,248)
Institutional Class	—	(986,976)
Advisor Class	—	(582,280)
Decrease in net assets from distributions	(6,395,688)	(26,206,666)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(33,570,658)	(122,589,572)

Net increase (decrease) in net assets	(33,254,873)	(300,946,569)

Net Assets
Beginning of period	204,602,577	505,549,146
End of period	$171,347,704	$ 204,602,577

Undistributed net investment income	$2,661,811	$5,247,349

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.10% for the Investor Class and Advisor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2009, was 1.10% for the Investor Class and Advisor Class, and 0.90% for Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, were $31,702,125 and $69,177,815, respectively.

20

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,022,048	$ 13,900,445	4,019,582	$ 28,296,721
Issued in reinvestment of distributions	1,062,378	4,759,452	2,617,117	20,177,969
Redeemed	(10,206,660)	(46,370,846)	(23,291,242)	(161,307,127)
	(6,122,234)	(27,710,949)	(16,654,543)	(112,832,437)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	156,615	674,936	760,655	5,015,742
Issued in reinvestment of distributions	31,585	141,500	155,264	1,195,532
Redeemed	(1,004,483)	(4,643,987)	(1,784,972)	(12,651,624)
	(816,283)	(3,827,551)	(869,053)	(6,440,350)
Advisor Class/Shares Authorized	50,000,000		50,000,000
Sold	171,780	781,303	233,387	1,571,870
Issued in reinvestment of distributions	47,147	211,217	100,040	771,305
Redeemed	(657,655)	(3,024,678)	(808,390)	(5,659,960)
	(438,728)	(2,032,158)	(474,963)	(3,316,785)
Net increase (decrease)	(7,377,245)	$(33,570,658)	(17,998,559)	$(122,589,572)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$159,443,596	—	—
Foreign Common Stocks	9,490,442	—	—
Temporary Cash Investments	37,180	$2,400,000	—
Total Value of Investment Securities	$168,971,218	$2,400,000	—

21

6. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$6,395,688	$7,438,030
Long-term capital gains	—	$18,768,636

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$158,983,999
Gross tax appreciation of investments	$ 29,788,565
Gross tax depreciation of investments	(17,401,346)
Net tax appreciation (depreciation) of investments	$ 12,387,219
Undistributed ordinary income	$2,661,811
Accumulated capital losses	$(32,923,173)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(8,742,213) and $(24,180,960) expire in 2016 and 2017, respectively.

22

9. Recently Issued Accounting Standards.

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, the fund hereby designates $6,395,688, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009, as qualified for the corporate dividends received deduction.

23

Financial Highlights

Capital Value

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.17	$8.78	$8.23	$7.15	$6.61
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.14	0.13	0.12	0.10
Net Realized and Unrealized Gain (Loss)	0.21	(3.28)	0.65	1.14	0.51
Total From Investment Operations	0.32	(3.14)	0.78	1.26	0.61
Distributions
From Net Investment Income	(0.17)	(0.13)	(0.12)	(0.10)	(0.07)
From Net Realized Gains	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.17)	(0.47)	(0.23)	(0.18)	(0.07)
Net Asset Value, End of Period	$5.32	$5.17	$8.78	$8.23	$7.15

Total Return(2)	6.85%	(37.52)%	9.66%	18.03%	9.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.33%	1.98%	1.52%	1.55%	1.42%
Portfolio Turnover Rate	19%	26%	15%	16%	28%
Net Assets, End of Period (in thousands)	$158,431	$185,569	$461,413	$466,803	$458,354
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

Capital Value

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.17	$8.79	$8.24	$7.16	$6.62
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.15	0.15	0.13	0.12
Net Realized and Unrealized Gain (Loss)	0.21	(3.28)	0.65	1.15	0.51
Total From Investment Operations	0.33	(3.13)	0.80	1.28	0.63
Distributions
From Net Investment Income	(0.18)	(0.15)	(0.14)	(0.12)	(0.09)
From Net Realized Gains	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.18)	(0.49)	(0.25)	(0.20)	(0.09)
Net Asset Value, End of Period	$5.32	$5.17	$8.79	$8.24	$7.16

Total Return(2)	7.07%	(37.46)%	9.88%	18.24%	9.50%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.53%	2.18%	1.72%	1.75%	1.62%
Portfolio Turnover Rate	19%	26%	15%	16%	28%
Net Assets, End of Period (in thousands)	$8,035	$12,030	$28,077	$31,141	$37,523
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

Capital Value

Advisor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.15	$8.76	$8.21	$7.14	$6.60
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.12	0.11	0.10	0.08
Net Realized and Unrealized Gain (Loss)	0.21	(3.28)	0.65	1.13	0.52
Total From Investment Operations	0.31	(3.16)	0.76	1.23	0.60
Distributions
From Net Investment Income	(0.16)	(0.11)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—	(0.34)	(0.11)	(0.08)	—
Total Distributions	(0.16)	(0.45)	(0.21)	(0.16)	(0.06)
Net Asset Value, End of Period	$5.30	$5.15	$8.76	$8.21	$7.14

Total Return(2)	6.59%	(37.78)%	9.40%	17.62%	9.04%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.08%	1.73%	1.27%	1.30%	1.17%
Portfolio Turnover Rate	19%	26%	15%	16%	28%
Net Assets, End of Period (in thousands)	$4,881	$7,004	$16,059	$16,973	$14,744
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

27

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

28

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

29

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Capital Value (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

31

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connec tion with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

32

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell just below the median for its peer group for both the one- and three-year periods during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

33

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data

34

compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

37

Notes

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67031N

Annual Report
October 31, 2009

American Century Investments

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

Veedot

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25

Other Information

Management	26
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance
Veedot

Total Returns as of October 31, 2009
		Average Annual Returns
			Since	Inception
	1 year	5 years	Inception	Date
Investor Class	-11.80%	-1.42%	-0.60%	11/30/99
Russell 3000 Index(1)	10.83%	0.71%	-0.42%	—
Institutional Class	-11.79%	-1.25%	-2.61%	8/1/00
(1) Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

One-Year Returns Over Life of Class
Periods ended October 31
	2000*	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	18.40%	-27.03%	-12.73%	32.36%	1.40%	10.08%	10.77%	49.92%	-42.27%	-11.80%
Russell 3000 Index	6.65%	-25.17%	-14.35%	23.69%	9.51%	10.60%	16.37%	14.53%	-36.60%	10.83%
*From 11/30/99, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Investor Class						Institutional Class
	1.25%						1.05%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Veedot

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot declined –11.80%* for the 12 months ended October 31, 2009, compared with its benchmark, the Russell 3000 Index, which returned 10.83% for the period.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses. Price momentum and acceleration, two factors that the Veedot team looks for in portfolio holdings, were not rewarded during this rally. Instead, lower-quality stocks that were the laggards in previous reporting periods led market strength.

In this challenging environment, Veedot’s highly systematic investment process delivered portfolio returns that trailed those of its benchmark. Stock selection in the health care and financials sectors accounted for the bulk of underperformance relative to its benchmark. Holdings in the consumer discretionary and energy sectors also hurt relative returns. Partially offsetting those losses, the information technology sector contributed to absolute and relative returns.

Health Care, Financials Detracted

Within the health care sector, Veedot maintained a beneficial underweight allocation to the pharmaceuticals industry. However, that was not nearly sufficient to compensate for detrimental holdings within the industry group. In particular, Veedot held a large overweight stake in ViroPharma Inc., whose share price declined during the reporting period as investors became concerned about constraints in its manufacturing capacity. In the health care provider industry group, a substantial overweight stake compared with the benchmark weighting in home health services company Almost Family hurt absolute and relative performance. Elsewhere in the health care sector, detrimental overweight holdings in the biotechnology sector included Alkermes and Geron.

In the financials sector, holdings in the capital markets industry group weighed on relative performance. Investment brokerage firm LaBranche & Co., in particular, saw its share price fall to a multi-year low amid a substantial decline in revenues during the reporting period. Within the diversified financial services group, non-benchmark holding Life Partners Holdings detracted significantly from returns. In the insurance industry, an overweight stake in Fidelity National hurt absolute and relative performance. The title insurance company, which benefited from increased mortgage refinance activity as a result of the government’s mortgage refinance plan, posted gains for the entire reporting period but declined while it was held in the portfolio.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Veedot

Consumer Discretionary, Energy Lagged

The consumer discretionary sector was another source of underpefor-mance for Veedot. Within the sector, stock selection within the specialty retailing industry group hindered absolute and relative returns. Retail chain Foot Locker Inc. was among several retailers that weighed on relative performance. The company’s share price sank more during the time it was held in the portfolio than it did during the reporting period as a whole in the benchmark.

Elsewhere in the consumer discretionary sector, a stake in specialty textile company Unifi, a non-benchmark holding, yielded unfavorable results. The company’s share price slumped as it experienced weak sales volumes.

In the energy sector, poor stock decisions included overweight stakes in oil and gas exploration and production companies XTO Energy and Southwestern Energy. Overweight positions in several energy equipment and services companies also proved detrimental to Veedot’s absolute and relative returns.

Information Technology Contributed

Veedot’s systematic process successfully guided the portfolio to several outperforming companies in the technology sector. Within the semiconductor group, Veedot was rewarded for a large stake in non-benchmark holding NVE Corp. Software company Interactive Intelligence, not a member of the benchmark, contributed significantly to absolute and relative gains as its share price climbed 128%. An overweight position in IT services company Metavante Technologies, whose share price enjoyed triple-digit gains, also added meaningfully to returns.

Outlook

Using a systematic and technically driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

The reporting period was a difficult environment for growth- and momentum-oriented investment styles. Looking ahead, however, we remain committed to our systematic process of identifying companies with accelerating growth and price momentum.

8

Veedot

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Whole Foods Market, Inc.	1.7%	1.1%
Medifast, Inc.	1.7%	—
Schweitzer-Mauduit International, Inc.	1.6%	—
Freeport-McMoRan Copper & Gold, Inc.	1.6%	0.9%
Ruby Tuesday, Inc.	1.5%	1.8%
Tenet Healthcare Corp.	1.5%	—
Hi-Tech Pharmacal Co., Inc.	1.5%	—
J. Crew Group, Inc.	1.5%	—
Western Digital Corp.	1.5%	1.0%
Kirkland’s, Inc.	1.4%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Specialty Retail	11.6%	9.2%
Health Care Providers & Services	7.3%	—
Chemicals	5.1%	1.1%
Computers & Peripherals	4.9%	2.3%
Consumer Finance	4.3%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	83.1%	87.6%
Foreign Common Stocks(1)	9.8%	11.7%
Total Common Stocks	92.9%	99.3%
Temporary Cash Investments	8.2%	0.5%
Other Assets and Liabilities	(1.1)%	0.2%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,105.60	$6.63	1.25%
Institutional Class	$1,000	$1,106.20	$5.57	1.05%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.36	1.25%
Institutional Class	$1,000	$1,019.91	$5.35	1.05%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

Veedot

OCTOBER 31, 2009

	Shares	Value		Shares	Value
Common Stocks — 92.9%			DIVERSIFIED FINANCIAL SERVICES — 1.0%
			PHH Corp.(1)	49,000	$ 791,840
AEROSPACE & DEFENSE — 1.2%
Cubic Corp.	26,500	$ 919,815	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 1.2%
AUTO COMPONENTS — 1.9%			Telecom Argentina SA ADR(1)	58,000	980,200
Tenneco, Inc.(1)	57,000	776,340
			ELECTRONIC EQUIPMENT, INSTRUMENTS &
TRW Automotive			COMPONENTS — 2.1%
Holdings Corp.(1)	47,500	743,375
			Jabil Circuit, Inc.	60,000	802,800
		1,519,715	Tech Data Corp.(1)	21,500	826,245
BEVERAGES — 1.3%
					1,629,045
Coca-Cola Enterprises, Inc.	53,000	1,010,710
			ENERGY EQUIPMENT & SERVICES — 1.0%
BUILDING PRODUCTS — 1.0%
			Geokinetics, Inc.(1)	47,000	755,760
Apogee Enterprises, Inc.	57,500	761,300
CAPITAL MARKETS — 2.4%			FOOD & STAPLES RETAILING — 1.7%
			Whole Foods Market, Inc.(1)	42,500	1,362,550
Deutsche Bank AG	12,500	895,375
Jefferies Group, Inc.(1)	39,500	1,030,950	FOOD PRODUCTS — 2.2%
		1,926,325	Del Monte Foods Co.	80,000	864,000
			Green Mountain Coffee
CHEMICALS — 5.1%			Roasters, Inc.(1)	13,500	898,425
A. Schulman, Inc.	41,500	720,855			1,762,425
Braskem SA Preference			HEALTH CARE PROVIDERS & SERVICES — 7.3%
Shares ADR(1)	73,500	964,320
			Air Methods Corp.(1)	28,500	870,390
Eastman Chemical Co.	15,500	813,905
NewMarket Corp.	8,500	794,750	AmerisourceBergen Corp.	42,500	941,375
Omnova Solutions, Inc.(1)	117,500	753,175	Community Health
			Systems, Inc.(1)	28,500	891,480
		4,047,005	Emergency Medical
COMMERCIAL SERVICES & SUPPLIES — 2.3%			Services Corp., Class A(1)	20,500	984,410
APAC Customer			PSS World Medical, Inc.(1)	43,000	869,460
Services, Inc.(1)	152,500	983,625
			Tenet Healthcare Corp.(1)	235,000	1,203,200
HNI Corp.	30,500	802,760			5,760,315
		1,786,385	HOTELS, RESTAURANTS & LEISURE — 3.9%
COMPUTERS & PERIPHERALS — 4.9%			Cheesecake Factory, Inc.
Dell, Inc.(1)	56,000	811,440	(The)(1)	43,500	790,830
Seagate Technology	75,000	1,046,250	Ctrip.com International Ltd.
Western Digital Corp.(1)	34,000	1,145,120	ADR(1)	19,500	1,044,030
Xyratex Ltd.(1)	79,000	825,550	Ruby Tuesday, Inc.(1)	182,000	1,212,120
		3,828,360			3,046,980
CONSUMER FINANCE — 4.3%			HOUSEHOLD DURABLES — 3.1%
Advance America Cash			Tempur-Pedic
Advance Centers, Inc.	154,500	763,230	International, Inc.(1)	40,500	784,485
American Express Co.	23,500	818,740	Tupperware Brands Corp.	18,500	832,870
Discover Financial Services	57,000	805,980	Whirlpool Corp.	11,500	823,285
Dollar Financial Corp.(1)	52,000	976,040			2,440,640
		3,363,990	INDEPENDENT POWER PRODUCERS &
CONTAINERS & PACKAGING — 2.5%			ENERGY TRADERS — 0.9%
			NRG Energy, Inc.(1)	31,500	724,185
Packaging Corp of America	46,000	840,880
Temple-Inland, Inc.	71,000	1,096,950	INDUSTRIAL CONGLOMERATES — 1.1%
		1,937,830	3M Co.	12,000	882,840

12

Veedot

	Shares	Value		Shares	Value
INSURANCE — 1.2%			SPECIALTY RETAIL — 11.6%
FBL Financial Group, Inc.,			Aeropostale, Inc.(1)	23,000	$ 863,190
Class A	46,500	$ 936,975	Bed Bath & Beyond, Inc.(1)	25,000	880,250
INTERNET & CATALOG RETAIL — 1.1%			Big 5 Sporting Goods Corp.	59,500	877,625
Amazon.com, Inc.(1)	7,000	831,670
			CarMax, Inc.(1)	41,500	816,305
IT SERVICES — 2.5%			Guess?, Inc.	22,500	822,375
TeleTech Holdings, Inc.(1)	51,500	921,335
			J. Crew Group, Inc.(1)	28,500	1,162,230
Unisys Corp.(1)	36,350	1,059,239
			Kirkland’s, Inc.(1)	88,500	1,113,330
		1,980,574	RadioShack Corp.	56,000	945,840
MACHINERY — 2.1%			Stein Mart, Inc.(1)	88,000	836,000
Crane Co.	27,500	765,875	TJX Cos., Inc. (The)	21,500	803,025
John Bean Technologies Corp.	55,500	911,310			9,120,170
		1,677,185	TEXTILES, APPAREL & LUXURY GOODS — 2.2%
METALS & MINING — 2.5%			Coach, Inc.	26,000	857,220
Freeport-McMoRan			Crocs, Inc.(1)	144,500	878,560
Copper & Gold, Inc.(1)	17,000	1,247,120
Horsehead Holding Corp.(1)	79,500	757,635			1,735,780
		2,004,755	TOBACCO — 1.2%
MULTILINE RETAIL — 1.3%			Lorillard, Inc.	12,000	932,640
			TOTAL COMMON STOCKS
Nordstrom, Inc.	32,500	1,032,850	(Cost $66,326,574)		73,112,759
MULTI-UTILITIES — 1.2%
OGE Energy Corp.	27,500	913,550	Temporary Cash Investments — 8.2%
PAPER & FOREST PRODUCTS — 2.6%			JPMorgan U.S. Treasury
			Plus Money Market Fund
KapStone Paper and			Agency Shares	26,321	26,321
Packaging Corp.(1)	104,500	725,230
			Repurchase Agreement, Credit Suisse First
Schweitzer-Mauduit			Boston, Inc., (collateralized by various
International, Inc.	25,000	1,291,250	U.S. Treasury obligations, 6.25%, 8/15/23,
		2,016,480	valued at $2,454,142), in a joint trading
PERSONAL PRODUCTS — 1.7%			account at 0.02%, dated 10/30/09, due
Medifast, Inc.(1)	61,500	1,354,230	11/2/09 (Delivery value $2,400,004)		2,400,000
PHARMACEUTICALS — 1.5%			Repurchase Agreement, Deutsche Bank
			Securities, Inc., (collateralized by various
Hi-Tech Pharmacal Co., Inc.(1)	65,000	1,185,600	U.S. Treasury obligations, 1.25%, 5/12/12,
REAL ESTATE MANAGEMENT &			valued at $4,081,287), in a joint trading
DEVELOPMENT — 1.1%			account at 0.04%, dated 10/30/09, due
E-House China			11/2/09 (Delivery value $4,000,013)		4,000,000
Holdings Ltd. ADR(1)	53,000	906,830	TOTAL TEMPORARY
SEMICONDUCTORS & SEMICONDUCTOR			CASH INVESTMENTS
EQUIPMENT — 4.0%			(Cost $6,426,321)		6,426,321
Atheros			TOTAL INVESTMENT
Communications, Inc.(1)	31,000	763,220	SECURITIES — 101.1%
			(Cost $72,752,895)		79,539,080
Micron Technology, Inc.(1)	101,000	685,790
			OTHER ASSETS AND
Texas Instruments, Inc.	35,500	832,475	LIABILITIES — (1.1)%		(847,554)
Veeco Instruments, Inc.(1)	34,500	840,075	TOTAL NET ASSETS — 100.0%		$78,691,526
		3,121,560
SOFTWARE — 2.7%
Pegasystems, Inc.	38,000	1,089,460
Perfect World Co. Ltd.,
Class B ADR(1)	23,500	1,034,235
		2,123,695

13

Veedot

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.
Industry classifications are unaudited.
See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2009
Assets
Investment securities, at value (cost of $72,752,895)	$ 79,539,080
Receivable for investments sold	8,372,268
Receivable for capital shares sold	42,353
Dividends and interest receivable	34,174
87,987,875

Liabilities
Payable for investments purchased	9,175,986
Payable for capital shares redeemed	27,702
Accrued management fees	92,661
9,296,349

Net Assets	$ 78,691,526

Net Assets Consist of:
Capital (par value and paid-in surplus)	$154,828,887
Undistributed net investment income	55,118
Accumulated net realized loss on investment transactions	(82,978,664)
Net unrealized appreciation on investments	6,786,185
$ 78,691,526

Investor Class, $0.01 Par Value
Net assets	$75,602,561
Shares outstanding	16,058,070
Net asset value per share	$4.71

Institutional Class, $0.01 Par Value
Net assets	$3,088,965
Shares outstanding	644,305
Net asset value per share	$4.79

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,567)	$ 1,008,472
Interest	1,993
1,010,465

Expenses:
Management fees	1,028,824
Directors’ fees and expenses	3,270
Other expenses	260
1,032,354

Net investment income (loss)	(21,889)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(22,607,756)
Change in net unrealized appreciation (depreciation) on investments	9,998,811
Net realized and unrealized gain (loss)	(12,608,945)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,630,834)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (21,889)	$ (429,521)
Net realized gain (loss)	(22,607,756)	(27,791,108)
Change in net unrealized appreciation (depreciation)	9,998,811	(53,607,679)
Net increase (decrease) in net assets resulting from operations	(12,630,834)	(81,828,308)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(12,542,096)	(18,609,717)(1)

Redemption Fees
Increase in net assets from redemption fees	9,356	—(1)

Net increase (decrease) in net assets	(25,163,574)	(100,438,025)

Net Assets
Beginning of period	103,855,100	204,293,125
End of period	$ 78,691,526	$ 103,855,100

Undistributed net investment income	$55,118	—
(1) Capital share transactions for the year ended October 31, 2008, were net of redemption fees (Note 4).

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses an approach to common stock investing developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the fund for the year ended October 31, 2009, was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2009, were $261,655,455 and $274,388,677, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	588,168	$ 2,708,394	1,480,565	$ 11,492,491
Redeemed	(3,060,477)	(14,058,883)	(4,036,655)	(29,538,137)(1)
	(2,472,309)	(11,350,489)	(2,556,090)	(18,045,646)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	59,551	280,976	145,816	1,157,483
Redeemed	(311,173)	(1,472,583)	(229,009)	(1,721,554)(2)
	(251,622)	(1,191,607)	(83,193)	(564,071)
Net increase (decrease)	(2,723,931)	$(12,542,096)	(2,639,283)	$(18,609,717)
(1) Net of redemption fees of $55,641.
(2) Net of redemption fees of $9,826.

20

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of October 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$65,415,969	—	—
Foreign Common Stocks	6,732,470	$ 964,320	—
Temporary Cash Investments	26,321	6,400,000	—
Total Value of Investment Securities	$72,174,760	$7,364,320	—

6. Risk Factors

The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended October 31, 2009.

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund

21

lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2009 and October 31, 2008.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$72,752,895
Gross tax appreciation of investments	$ 9,270,874
Gross tax depreciation of investments	(2,484,689)
Net tax appreciation (depreciation) of investments	$ 6,786,185
Undistributed ordinary income	$55,118
Accumulated capital losses	$(82,978,664)

The cost and unrealized appreciation (depreciation) of investments for federal income tax purposes was the same as the cost and unrealized appreciation (depreciation) for financial reporting purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(32,317,452), $(27,976,449) and $(22,684,763) expire in 2010, 2016 and 2017, respectively.

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

22

Financial Highlights

Veedot

Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.34	$9.25	$6.17	$5.57	$5.06
Income From Investment Operations
Net Investment Income (Loss)(1)	—(2)	(0.02)	(0.01)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.63)	(3.89)	3.09	0.62	0.53
Total From Investment Operations	(0.63)	(3.91)	3.08	0.60	0.50
Redemption Fees(1)	—(2)	—(2)	—(2)	—(2)	0.01
Net Asset Value, End of Period	$4.71	$5.34	$9.25	$6.17	$5.57

Total Return(3)	(11.80)%	(42.27)%	49.92%	10.77%	10.08%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.25%	1.25%	1.45%	1.50%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.03)%	(0.27)%	(0.18)%	(0.39)%	(0.51)%
Portfolio Turnover Rate	320%	257%	207%	330%	399%
Net Assets, End of Period (in thousands)	$75,603	$98,991	$195,105	$154,374	$178,078
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

Veedot

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.43	$9.38	$6.25	$5.63	$5.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.01	(0.01)	—(2)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.65)	(3.94)	3.13	0.63	0.54
Total From Investment Operations	(0.64)	(3.95)	3.13	0.62	0.52
Redemption Fees(1)	—(2)	—(2)	—(2)	—(2)	0.01
Net Asset Value, End of Period	$4.79	$5.43	$9.38	$6.25	$5.63

Total Return(3)	(11.79)%	(42.11)%	50.08%	11.01%	10.39%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.05%	1.05%	1.05%	1.25%	1.30%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.17%	(0.07)%	0.02%	(0.19)%	(0.31)%
Portfolio Turnover Rate	320%	257%	207%	330%	399%
Net Assets, End of Period (in thousands)	$3,089	$4,864	$9,188	$11,237	$11,440
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

25

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

26

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

27

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Veedot (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

29

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

30

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above the median for its peer group for the three-year period and below the median for the one-year period. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

31

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a

32

direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was near the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67035S

Annual Report
October 31, 2009

American Century Investments

NT Growth Fund

NT VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
U.S. Stock Index Returns	4

NT Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Top Five Industries	9
Types of Investments in Portfolio	9

NT Vista

Performance	10
Portfolio Commentary	12
Top Ten Holdings	14
Top Five Industries	14
Types of Investments in Portfolio	14

Shareholder Fee Examples	15

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	35

Other Information

Management	36
Approval of Management Agreements	39
Additional Information	44
Index Definitions	45

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended October 31, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

3

Market Perspective

By Enrique Chang — Chief Investment Officer, American Century Investments (far left) and Greg Woodhams — Chief Investment Officer, U.S. Growth Equity — Large Cap

Signs of Economic Recovery Boosted Stocks

The year ended October 31, 2009, was a period of extremes for the U.S. stock market. The market began the period in the midst of a historically steep decline, then finished the period with one of its strongest rallies since the 1930s. The market’s dramatic swings resulted from rapidly shifting expectations regarding the economic and financial environment.

Stocks fell sharply in late 2008 and early 2009 as investors grew increasingly concerned about a deep economic downturn and a lack of liquidity in the credit markets. In response, the federal government took unprecedented actions to shore up the credit sector, support the housing market, and revive the stalled economy.

These efforts began to bear fruit in the spring of 2009 as signs of economic stabilization emerged. Although the unemployment rate continued to climb, reaching a 26-year high of 10.2% by October, the broader economy showed evidence of improvement, producing real growth in the third quarter of 2009—the first positive quarterly growth in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

As a result, the equity market reached a multi-year low on March 9 and then reversed course, rising steadily throughout the last seven months of the period. The rally helped erase the market’s earlier losses, enabling the major stock indexes to produce gains of approximately 10% overall. Growth stocks outperformed value shares by a wide margin (see the table below) across all market capitalizations, though they lagged modestly over the last six months.

Economic Challenges Remain

Although recent economic trends have been encouraging, the recovery will likely be gradual until there is sustained improvement in the delinquency levels of consumer debt and the unemployment rate. Thus far, the U.S. consumer has been conspicuously absent from the recovery, and given the weakness in the U.S. dollar and improving economic conditions elsewhere in the world, we may see an export-led recovery until the consumer gets back on firmer footing.

U.S. Stock Index Returns
For the 12 months ended October 31, 2009
Russell 1000 Index (Large-Cap)	11.20%	Russell 2000 Index (Small-Cap)	6.46%
Russell 1000 Growth Index	17.51%	Russell 2000 Growth Index	11.34%
Russell 1000 Value Index	4.78%	Russell 2000 Value Index	1.96%
Russell Midcap Index	18.75%
Russell Midcap Growth Index	22.48%
Russell Midcap Value Index	14.52%

4

Performance

NT Growth

Total Returns as of October 31, 2009
		Average
		Annual Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	15.88%	-0.23%	5/12/06
Russell 1000 Growth Index	17.51%	-2.07%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

NT Growth

One-Year Returns Over Life of Class
Periods ended October 31
		2006*	2007	2008	2009
Institutional Class		5.70%	22.12%	-33.68%	15.88%
Russell 1000 Growth Index		5.28%	19.23%	-36.95%	17.51%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

NT Growth

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth gained 15.88% in the 12 months ended October 31, 2009. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 17.51%. However, the portfolio continues to outperform its benchmark in the period since its May 12, 2006, inception (see pages 5 and 6).

The portfolio enjoyed double-digit returns during a remarkable period that included the depths of the credit crisis and subsequent rebound by financial markets (see the Market Perspective on page 4). In terms of absolute returns, holdings in the information technology sector contributed most; no sector detracted from absolute performance. Relative to its benchmark, positioning in the energy sector hurt most, while consumer discretionary shares were the leading contributors for the 12 months.

Energy Shares Detracted Most

Energy shares were the leading detractors from relative performance, as it hurt to be underweight oil services stocks during the first half of the fiscal year. Oil services companies outperformed the exploration and production companies we favored during that time. The largest single detractor from relative results was Devon Energy, which was hurt by declining prices for natural gas. We eliminated the position. In addition, it hurt to be under-represented in shares of Exxon Mobil early in the fiscal year. In the energy equipment and services industry segment, the leading detractor was oil rig operator Transocean, which underperformed because of slack demand for its deep-ocean rigs.

Other Detractors

In information technology, positioning among IT services companies detracted most from performance. The leading detractor was Global Payments, whose earnings were hurt by difficult macroeconomic conditions and negative currency effects. Exposure to consumer credit firm Visa and game maker Activision Blizzard also detracted from relative results. In addition, it hurt to be underrepresented in shares of IBM, Cognizant Technology Solutions, and Adobe Systems.

Stock selection and an underweight position meant materials shares also detracted. Chemical firm Mosaic was the leading detractor in the sector. Positioning in the health care sector also hurt relative performance, led by holdings in the pharmaceutical and health care equipment industries. In general, performance in the sector reflected a trend evident across the market—the higher-beta, higher-volatility shares that underperformed in 2008 and early 2009 generally did best in the rally since March. Higher-quality, lower-beta securities—including many in the health care sector—did not participate fully in the rebound. The leading individual detractors in this space were pharmaceutical companies Schering-Plough—which was acquired at a premium and to which the portfolio had no exposure—and Abbott Laboratories.

7

NT Growth

Key Contributors

The largest contribution to relative return by far came from stock choices among consumer discretionary shares. Specialty retailer J. Crew Group was the number-one contributor to relative results for the year, thanks to good sales trends and margin control. Mid-price retailer Kohl’s was another key contributor after demonstrating stronger same-store sales and margins in recent quarters. Auto component manufacturer BorgWarner also helped relative results. The NT Growth management team added to this position late in 2008 when the stock underperformed. That helped performance in 2009, as the shares benefited from a return of investor focus to the growing demand for more fuel-efficient, cleaner-burning engines. Among other notable contributors in the sector were CarMax, Advance Auto Parts, and O’Reilly Automotive.

The portfolio also benefited from a number of holdings in the industrial sector. Valmont Industries was the key contributor in this space, driven by strong demand for its products relating to cellular towers, power poles, and mechanized irrigation systems. Commercial truck manufacturer Navistar International was another source of strength, as these economically sensitive shares benefited from signs of economic stability in 2009.

Other stocks making significant contributions to relative return were multinational semiconductor firm Marvell Technology Group and chemicals and materials firm Celanese. Marvell benefited from better pricing for its computer chips. Celanese enjoyed cost advantages over its competitors and provided a more favorable outlook than expected.

Outlook

Despite the volatile investment climate of recent years, the portfolio managers continue to work to consistently execute their disciplined process. They recognize that each environment presents its own unique challenges; nevertheless, their emphasis on stock selection as the principal generator of alpha (excess return above a market benchmark) and focus on risk management remain constant.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2009, they found opportunity in the consumer discretionary, health care, and financials sectors, the portfolio’s largest overweight positions. The most notable sector underweights were in industrial and material shares.

8

NT Growth

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Microsoft Corp.	4.6%	3.7%
Google, Inc., Class A	3.8%	2.8%
Apple, Inc.	3.5%	2.7%
Abbott Laboratories	2.9%	2.1%
Coca-Cola Co. (The)	2.7%	2.5%
Cisco Systems, Inc.	2.6%	2.0%
PepsiCo, Inc.	2.6%	1.6%
Procter & Gamble Co. (The)	2.3%	1.3%
Express Scripts, Inc.	2.0%	1.4%
Amgen, Inc.	1.9%	0.5%

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Computers & Peripherals	9.7%	5.9%
Software	7.5%	6.9%
Communications Equipment	5.9%	5.7%
Pharmaceuticals	5.3%	2.6%
Beverages	5.3%	4.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Common Stocks	97.8%	99.7%
Temporary Cash Investments	1.5%	0.6%
Other Assets and Liabilities	0.7%	(0.3)%

9

Performance

NT Vista

Total Returns as of October 31, 2009
		Average
		Annual Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	-1.71%	-7.92%	5/12/06
Russell Midcap Growth Index	22.48%	-4.65%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

NT Vista

One-Year Returns Over Life of Class
Periods ended October 31
		2006*	2007	2008	2009
Institutional Class		-10.00%	49.11%	-43.09%	-1.71%
Russell Midcap Growth Index		0.79%	19.72%	-42.65%	22.48%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a.shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

11

Portfolio Commentary

NT Vista

Portfolio Manager: Brad Eixmann

In September 2009, portfolio manager Glenn Fogle took a personal leave of absence from American Century Investments. Brad Eixmann continues as manager for NT Vista.

Performance Summary

NT Vista declined 1.71% for the 12 months ended October 31, 2009, underperforming the 22.48% return of its benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity markets continued to struggle during the first half of the reporting period amid extreme volatility and recession. After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing losses sustained early in the reporting period. Stocks that exhibit accelerating growth and improving price momentum, the two main factors that the NT Vista team looks for in portfolio holdings, suffered historic losses during this rally. On the other hand, lower-quality stocks that were the laggards in previous reporting periods led market strength.

Within the portfolio, security selection in the consumer discretionary and industrials sectors accounted for the majority of underperformance relative to the benchmark. Holdings in the information technology, financials, and health care sectors further detracted from relative returns.

Consumer Discretionary Detracted, but Some Holdings Contributed

Stock selection in the consumer discretionary sector detracted from absolute and relative performance. Within the sector, NT Vista held a number of detrimental positions within the specialty retail and discount retail industry groups. Discount chain Family Dollar Stores, Inc. had benefited from the weak economy causing consumers to trade down in their buying habits, and investors had viewed that stock and similar ones as safe havens during the downturn. As investors’ appetite for risk increased, however, these types of securities were abandoned in favor of more aggressive stocks despite generally positive continued fundamentals.

Also in the consumer discretionary sector, an overweight position in private education company ITT Educational Services added positively to both absolute and relative performance. The company benefited from expanding student enrollments as a result of corporate layoffs and fewer job opportunities. ITT was NT Vista’s largest contributor to relative returns for the reporting period.

Industrials, Information Technology Underperformed, but Some Holdings Helped

The industrials sector was a key source of underperformance relative to NT Vista’s benchmark. An overweight allocation to the construction and engineering industry reflected a focus on AECOM Technology Corp. Although the company is a likely beneficiary of infrastructure buildout

12

NT Vista

initiatives under the Obama administration, its stock price has been hindered by lower energy prices and uncertainty about the timing and magnitude of demand for its services.

Holdings in the electrical equipment industry also trimmed returns. In this group, the portfolio held companies involved with alternative energy, including China-based Suntech Power, that have been some of the largest beneficiaries of increasing demand in the past. During the reporting period, though, these holdings collectively declined amid lower energy prices, slower demand, and falling product prices.

Elsewhere in the industrials sector, NT Vista benefited from solid stock selection in the machinery industry through its exposure to mining equipment company Bucyrus International. As the economies of China and other emerging markets have rebounded this year and commodity prices have risen, this company has seen an improvement in orders for machinery used to mine coal, copper, oil sands, and iron ore.

The information technology sector also weighed on relative performance, although NT Vista derived absolute gains from the sector. Within the sector, an overweight allocation and poor stock selection in the semiconductor group detracted meaningfully from relative returns.

Financials, Health Care Hurt

In the financials sector, overweight holding Fidelity National detracted significantly from absolute and relative returns. The title insurance company, which benefited from increased mortgage refinance activity as a result of lower mortgage rates, posted gains for the entire reporting period but declined while it was held in the portfolio.

The health care sector was also home to underperforming holdings. Within the sector, stakes in pharmaceutical companies and health care providers weighed on absolute and relative returns. In particular, a position in UnitedHealth Group, which is not a constituent of the benchmark, hurt returns as its share price declined in the portfolio.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index.

Despite the challenging market environment, the NT Vista team has identified three areas of opportunity moving forward: industry groups that we believe will benefit from a rebound in economic activity; companies that are experiencing diminished competition as a result of the economic environment; and companies with unique products or services. As always, we will rely on our process of identifying companies with accelerating growth and price momentum and currently see a significant number of companies demonstrating such characteristics.

13

NT Vista

Top Ten Holdings as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
SBA Communications Corp., Class A	2.9%	3.2%
Jefferies Group, Inc.	2.4%	0.5%
Life Technologies Corp.	2.2%	—
Express Scripts, Inc.	2.2%	1.6%
Lazard Ltd., Class A	2.2%	0.6%
Legg Mason, Inc.	2.0%	—
Petrohawk Energy Corp.	2.0%	2.2%
ASML Holding NV New York Shares	1.9%	0.5%
Walter Energy, Inc.	1.8%	—
Bucyrus International, Inc.	1.8%	—

Top Five Industries as of October 31, 2009
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Semiconductors & Semiconductor Equipment	10.7%	7.5%
Capital Markets	9.3%	3.5%
Hotels, Restaurants & Leisure	5.6%	3.8%
Health Care Providers & Services	5.3%	5.3%
Specialty Retail	5.3%	7.4%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 10/31/09	as of 4/30/09
Domestic Common Stocks	83.3%	86.7%
Foreign Common Stocks(1)	13.6%	10.3%
Total Common Stocks	96.9%	97.0%
Temporary Cash Investments	4.1%	1.9%
Other Assets and Liabilities	(1.0)%	1.1%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

14

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

15

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	5/1/09	10/31/09	5/1/09 – 10/31/09	Expense Ratio*
NT Growth — Institutional Class
Actual	$1,000	$1,180.80	$4.40	0.80%
Hypothetical	$1,000	$1,021.17	$4.08	0.80%
NT Vista — Institutional Class
Actual	$1,000	$1,082.40	$4.20	0.80%
Hypothetical	$1,000	$1,021.17	$4.08	0.80%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

16

Schedule of Investments

NT Growth

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 97.8%			Hewlett-Packard Co.	82,400	$ 3,910,704
AEROSPACE & DEFENSE — 1.9%			Lexmark International, Inc.,
			Class A(1)	29,000	739,500
Honeywell International, Inc.	40,700	$ 1,460,723	NetApp, Inc.(1)	65,700	1,777,185
Rockwell Collins, Inc.	47,900	2,413,202	QLogic Corp.(1)	85,700	1,503,178
		3,873,925
					20,137,250
AIR FREIGHT & LOGISTICS — 1.0%
			CONSUMER FINANCE — 1.4%
United Parcel Service, Inc.,
Class B	39,800	2,136,464	American Express Co.	84,000	2,926,560
AUTO COMPONENTS — 1.1%			DIVERSIFIED — 0.5%
BorgWarner, Inc.	77,400	2,346,768	iShares Russell 1000 Growth
			Index Fund	21,000	960,120
BEVERAGES — 5.3%
			ELECTRICAL EQUIPMENT — 0.5%
Coca-Cola Co. (The)	106,600	5,682,846
			Rockwell Automation, Inc.	27,008	1,105,978
PepsiCo, Inc.	88,300	5,346,565
			ELECTRONIC EQUIPMENT,
		11,029,411	INSTRUMENTS & COMPONENTS — 0.9%
BIOTECHNOLOGY — 3.9%			Jabil Circuit, Inc.	147,000	1,966,860
Alexion			ENERGY EQUIPMENT & SERVICES — 1.3%
Pharmaceuticals, Inc.(1)	25,700	1,141,337
			Schlumberger Ltd.	36,600	2,276,520
Amgen, Inc.(1)	73,000	3,922,290
			Transocean Ltd.(1)	6,200	520,242
Gilead Sciences, Inc.(1)	47,800	2,033,890
					2,796,762
Talecris Biotherapeutics
Holdings Corp.(1)	27,105	543,726	FOOD & STAPLES RETAILING — 3.1%
Vertex			Walgreen Co.	92,500	3,499,275
Pharmaceuticals, Inc.(1)	16,400	550,384	Wal-Mart Stores, Inc.	59,400	2,950,992
		8,191,627			6,450,267
CAPITAL MARKETS — 2.1%			FOOD PRODUCTS — 3.7%
Charles Schwab Corp. (The)	100,000	1,734,000	Archer-Daniels-Midland Co.	57,100	1,719,852
Goldman Sachs Group, Inc.			General Mills, Inc.	46,500	3,065,280
(The)	15,200	2,586,584	Kellogg Co.	57,403	2,958,551
		4,320,584			7,743,683
CHEMICALS — 1.4%			HEALTH CARE EQUIPMENT & SUPPLIES — 4.5%
Airgas, Inc.	21,000	931,560	Alcon, Inc.	9,500	1,356,505
Celanese Corp., Series A	76,248	2,093,008	Baxter International, Inc.	63,037	3,407,780
		3,024,568	Becton, Dickinson & Co.	8,596	587,623
COMMERCIAL BANKS — 1.3%			Covidien plc	36,700	1,545,804
Wells Fargo & Co.	96,403	2,653,010	Edwards
COMMUNICATIONS EQUIPMENT — 5.9%			Lifesciences Corp.(1)	22,800	1,754,232
Arris Group, Inc.(1)	69,800	716,148	Gen-Probe, Inc.(1)	15,100	629,972
Cisco Systems, Inc.(1)	234,000	5,346,900			9,281,916
F5 Networks, Inc.(1)	39,700	1,782,133	HEALTH CARE PROVIDERS & SERVICES — 2.0%
Palm, Inc.(1)	56,824	659,727	Express Scripts, Inc.(1)	51,200	4,091,904
QUALCOMM, Inc.	92,700	3,838,707	HOTELS, RESTAURANTS & LEISURE — 1.1%
		12,343,615	Chipotle Mexican Grill, Inc.,
			Class A(1)	7,900	643,771
COMPUTERS & PERIPHERALS — 9.7%
			Starwood Hotels & Resorts
Apple, Inc.(1)	38,500	7,257,250	Worldwide, Inc.	53,905	1,566,479
Dell, Inc.(1)	201,200	2,915,388			2,210,250
EMC Corp.(1)	123,500	2,034,045

17

NT Growth
Shares		Value		Shares	Value
HOUSEHOLD DURABLES — 1.1%			PHARMACEUTICALS — 5.3%
Whirlpool Corp.	31,600	$ 2,262,244	Abbott Laboratories	120,200	$ 6,078,514
HOUSEHOLD PRODUCTS — 3.1%			Johnson & Johnson	62,600	3,696,530
Colgate-Palmolive Co.	20,300	1,596,189	Novo Nordisk A/S B Shares	21,000	1,305,976
Procter & Gamble Co. (The)	83,600	4,848,800			11,081,020
		6,444,989	ROAD & RAIL — 0.8%
INDUSTRIAL CONGLOMERATES — 1.5%			Union Pacific Corp.	29,400	1,621,116
3M Co.	41,900	3,082,583	SEMICONDUCTORS &
INSURANCE — 1.2%			SEMICONDUCTOR EQUIPMENT — 2.5%
Aflac, Inc.	58,900	2,443,761	Broadcom Corp., Class A(1)	39,000	1,037,790
INTERNET & CATALOG RETAIL — 0.7%			Cree, Inc.(1)	26,500	1,115,650
Amazon.com, Inc.(1)	12,800	1,520,768	Linear Technology Corp.	103,200	2,670,816
INTERNET SOFTWARE & SERVICES — 3.8%			Skyworks Solutions, Inc.(1)	45,400	473,522
Google, Inc., Class A(1)	14,700	7,880,964			5,297,778
IT SERVICES — 1.2%			SOFTWARE — 7.5%
International Business			Adobe Systems, Inc.(1)	51,183	1,685,968
Machines Corp.	20,300	2,448,383	Microsoft Corp.	348,800	9,672,224
LIFE SCIENCES TOOLS & SERVICES — 0.7%			Oracle Corp.	167,000	3,523,700
Thermo Fisher			salesforce.com, inc.(1)	13,600	771,800
Scientific, Inc.(1)	31,800	1,431,000
					15,653,692
MACHINERY — 2.5%			SPECIALTY RETAIL — 3.3%
Caterpillar, Inc.	13,200	726,792	Abercrombie & Fitch Co.,
Eaton Corp.	27,400	1,656,330	Class A	41,400	1,358,748
Illinois Tool Works, Inc.	62,800	2,883,776	Chico’s FAS, Inc.(1)	74,600	891,470
		5,266,898	Home Depot, Inc. (The)	65,400	1,640,886
MEDIA — 0.7%			J. Crew Group, Inc.(1)	40,600	1,655,668
Scripps Networks			Lowe’s Cos., Inc.	66,400	1,299,448
Interactive, Inc., Class A	40,400	1,525,504
					6,846,220
METALS & MINING — 1.4%
			TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Freeport-McMoRan Copper
& Gold, Inc.(1)	13,800	1,012,368	Polo Ralph Lauren Corp.	13,300	989,786
Newmont Mining Corp.	44,900	1,951,354	WIRELESS TELECOMMUNICATION SERVICES — 1.2%
		2,963,722	American Tower Corp.,
			Class A(1)	70,500	2,595,810
MULTILINE RETAIL — 2.9%
			TOTAL COMMON STOCKS
Kohl’s Corp.(1)	45,500	2,603,510	(Cost $173,587,564)		203,790,470
Target Corp.	71,500	3,462,745
		6,066,255	Temporary Cash Investments — 1.5%
OIL, GAS & CONSUMABLE FUELS — 2.9%			JPMorgan U.S. Treasury
			Plus Money Market Fund
Apache Corp.	13,800	1,298,856	Agency Shares	74,576	74,576
Exxon Mobil Corp.	25,500	1,827,585	Repurchase Agreement, Bank of America
Occidental Petroleum Corp.	29,400	2,230,872	Securities, LLC, (collateralized by various
Quicksilver Resources, Inc.(1)	54,800	668,560	U.S. Treasury obligations, 1.875%-3.625%,
			7/15/13-4/15/28, valued at $3,085,709),
		6,025,873	in a joint trading account at 0.05%,
PERSONAL PRODUCTS — 0.4%			dated 10/30/09, due 11/2/09
Mead Johnson Nutrition Co.,			(Delivery value $3,000,012)		3,000,000
Class A	17,854	750,582	TOTAL TEMPORARY
			CASH INVESTMENTS
			(Cost $3,074,576)		3,074,576

18

NT Growth
	Value
TOTAL INVESTMENT
SECURITIES — 99.3%
(Cost $176,662,140)	$206,865,046
OTHER ASSETS
AND LIABILITIES — 0.7%	1,471,804
TOTAL NET ASSETS — 100.0%	$208,336,850

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
4,258,800 DKK for USD	11/30/09	$841,668	$4,385
(Value on Settlement Date $846,053)

Notes to Schedule of Investments
DKK = Danish Krone
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

19

NT Vista

OCTOBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 96.9%			CONSUMER FINANCE — 0.8%
AEROSPACE & DEFENSE — 1.2%			Discover Financial Services	49,900	$ 705,586
BE Aerospace, Inc.(1)	36,200	$ 641,826	CONTAINERS & PACKAGING — 1.3%
			Crown Holdings, Inc.(1)	46,063	1,227,579
Precision Castparts Corp.	4,700	448,991
		1,090,817	DIVERSIFIED FINANCIAL SERVICES — 0.6%
AIR FREIGHT & LOGISTICS — 0.7%			IntercontinentalExchange,
			Inc.(1)	5,500	551,045
FedEx Corp.	9,300	676,017	ELECTRONIC EQUIPMENT,
AUTO COMPONENTS — 0.8%			INSTRUMENTS & COMPONENTS — 0.8%
Autoliv, Inc.	22,400	752,192	Molex, Inc.	37,200	694,524
BIOTECHNOLOGY — 1.1%			ENERGY EQUIPMENT & SERVICES — 3.4%
Alexion			Atwood Oceanics, Inc.(1)	35,100	1,245,699
Pharmaceuticals, Inc.(1)	22,500	999,225
			Cameron
CAPITAL MARKETS — 9.3%			International Corp.(1)	31,400	1,160,858
Janus Capital Group, Inc.	112,200	1,472,064	Oceaneering
Jefferies Group, Inc.(1)	85,500	2,231,550	International, Inc.(1)	13,800	705,180
Lazard Ltd., Class A	52,300	1,974,325			3,111,737
Legg Mason, Inc.	64,100	1,865,951	FOOD PRODUCTS — 0.5%
Morgan Stanley	13,600	436,832	Green Mountain Coffee
Waddell & Reed			Roasters, Inc.(1)	6,700	445,885
Financial, Inc., Class A	17,500	491,050	HEALTH CARE PROVIDERS & SERVICES — 5.3%
		8,471,772	Express Scripts, Inc.(1)	25,000	1,998,000
CHEMICALS — 2.1%			Health Management
Celanese Corp., Series A	34,900	958,005	Associates, Inc., Class A(1)	107,300	654,530
CF Industries Holdings, Inc.	5,500	457,875	Medco Health
			Solutions, Inc.(1)	26,800	1,504,016
Scotts Miracle-Gro Co.
(The), Class A	11,600	471,192	Tenet Healthcare Corp.(1)	133,100	681,472
		1,887,072			4,838,018
COMMERCIAL BANKS — 0.5%			HEALTH CARE TECHNOLOGY — 0.7%
Fifth Third Bancorp.	50,500	451,470	Allscripts-Misys Healthcare
			Solutions, Inc.(1)	34,500	672,750
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Tetra Tech, Inc.(1)	19,700	506,881	HOTELS, RESTAURANTS & LEISURE — 5.6%
			Bally Technologies, Inc.(1)	17,600	693,264
COMMUNICATIONS EQUIPMENT — 1.7%
			Boyd Gaming Corp.(1)	26,300	193,568
Alcatel-Lucent ADR(1)	112,200	414,018
CommScope, Inc.(1)	27,900	753,858	Ctrip.com International Ltd.
			ADR(1)	16,100	861,994
Tellabs, Inc.(1)	65,100	391,902	International
		1,559,778	Game Technology	47,800	852,752
COMPUTERS & PERIPHERALS — 2.0%			Las Vegas Sands Corp.(1)	51,400	775,626
Seagate Technology	49,400	689,130	Starwood Hotels & Resorts
Western Digital Corp.(1)	34,800	1,172,064	Worldwide, Inc.	22,000	639,320
		1,861,194	WMS Industries, Inc.(1)	17,000	679,660
CONSTRUCTION & ENGINEERING — 3.1%			Wynn Resorts Ltd.(1)	7,600	412,072
AECOM Technology Corp.(1)	48,024	1,212,126			5,108,256
Chicago Bridge & Iron Co.
New York Shares	36,000	677,160
Quanta Services, Inc.(1)	42,406	899,007
		2,788,293

20

NT Vista
Shares		Value		Shares	Value
HOUSEHOLD DURABLES — 2.5%			REAL ESTATE MANAGEMENT
KB Home	54,100	$ 767,138	& DEVELOPMENT — 0.5%
NVR, Inc.(1)	1,500	993,405	E-House China Holdings Ltd.
			ADR(1)	24,100	$ 412,351
Tupperware Brands Corp.	10,900	490,718
			ROAD & RAIL — 1.0%
		2,251,261
			Avis Budget Group, Inc.(1)	36,800	309,120
INDUSTRIAL CONGLOMERATES — 1.4%
			Kansas City Southern(1)	26,000	629,980
McDermott
International, Inc.(1)	58,400	1,298,232			939,100
INTERNET SOFTWARE & SERVICES — 1.5%			SEMICONDUCTORS &
Equinix, Inc.(1)	16,200	1,382,184	SEMICONDUCTOR EQUIPMENT — 10.7%
LIFE SCIENCES TOOLS & SERVICES — 2.2%			Altera Corp.	35,300	698,587
Life Technologies Corp.(1)	43,200	2,037,744	Analog Devices, Inc.	35,500	909,865
			ASML Holding NV
MACHINERY — 4.2%			New York Shares	65,300	1,759,182
Bucyrus International, Inc.	37,200	1,652,424	Atheros
Flowserve Corp.	6,500	638,365	Communications, Inc.(1)	29,500	726,290
Ingersoll-Rand plc	33,100	1,045,629	KLA-Tencor Corp.	27,500	894,025
Joy Global, Inc.	10,400	524,264	Marvell Technology
		3,860,682	Group Ltd.(1)	76,700	1,052,324
METALS & MINING — 5.1%			NVIDIA Corp.(1)	67,600	808,496
AK Steel Holding Corp.	44,356	703,930	PMC - Sierra, Inc.(1)	118,600	1,010,472
Cia Siderurgica Nacional			Silicon Laboratories, Inc.(1)	17,100	716,490
SA ADR	34,000	1,127,440	Teradyne, Inc.(1)	147,300	1,232,901
Freeport-McMoRan Copper					9,808,632
& Gold, Inc.(1)	15,500	1,137,080
Walter Energy, Inc.	28,500	1,667,250	SOFTWARE — 4.0%
			Cerner Corp.(1)	11,800	897,272
		4,635,700
MULTILINE RETAIL — 2.9%			Perfect World Co. Ltd.,
			Class B ADR(1)	19,600	862,596
Dollar Tree, Inc.(1)	21,000	947,730
			Rovi Corp.(1)	50,400	1,388,520
Family Dollar Stores, Inc.	25,900	732,970	Shanda Games Ltd. ADR(1)	45,860	456,766
Macy’s, Inc.	26,900	472,633			3,605,154
Nordstrom, Inc.	14,500	460,810	SPECIALTY RETAIL — 5.3%
		2,614,143	Aeropostale, Inc.(1)	23,400	878,202
OIL, GAS & CONSUMABLE FUELS — 4.7%
			Bed Bath & Beyond, Inc.(1)	12,700	447,167
Brigham Exploration Co.(1)	22,600	214,700
			Chico’s FAS, Inc.(1)	89,900	1,074,305
Continental
Resources, Inc.(1)	23,500	874,435	J. Crew Group, Inc.(1)	5,900	240,602
Petrohawk Energy Corp.(1)	75,989	1,787,261	Ross Stores, Inc.	21,909	964,215
Southwestern Energy Co.(1)	9,900	431,442	TJX Cos., Inc. (The)	20,300	758,205
Whiting Petroleum Corp.(1)	17,200	970,080	Williams-Sonoma, Inc.	23,800	446,964
		4,277,918			4,809,660
PAPER & FOREST PRODUCTS — 0.8%			TEXTILES, APPAREL & LUXURY GOODS — 3.2%
MeadWestvaco Corp.	33,100	755,673	Coach, Inc.	24,400	804,468
PERSONAL PRODUCTS — 1.0%			Fuqi International, Inc.(1)	15,700	321,693
Avon Products, Inc.	29,200	935,860	Jones Apparel Group, Inc.	47,200	844,408
			Phillips-Van Heusen Corp.	23,000	923,450
					2,894,019

21

NT Vista
	Shares	Value	Geographic Diversification
WIRELESS TELECOMMUNICATION SERVICES — 3.8%			(as a % of net assets)
American Tower Corp.,			United States	83.3%
Class A(1)	23,800	$ 876,316	Bermuda	3.3%
SBA Communications Corp.,			People’s Republic of China	3.2%
Class A(1)	92,302	2,603,839
			Netherlands	2.7%
		3,480,155	Brazil	1.2%
TOTAL COMMON STOCKS
(Cost $77,068,854)		88,398,559	Ireland	1.1%
			Sweden	0.8%
Temporary Cash Investments — 4.1%			Cayman Islands	0.8%
JPMorgan U.S. Treasury			France	0.5%
Plus Money Market Fund
Agency Shares	76,395	76,395	Cash and Equivalents*	3.1%
Repurchase Agreement, Bank of America			*Includes temporary cash investments and other assets and liabilities.
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.875%-3.625%,
7/15/13-4/15/28, valued at $3,805,707),			Notes to Schedule of Investments
in a joint trading account at 0.05%,			ADR = American Depositary Receipt
dated 10/30/09, due 11/2/09			(1) Non-income producing.
(Delivery value $3,700,015)		3,700,000
TOTAL TEMPORARY
CASH INVESTMENTS			Industry classifications and geographic diversification are unaudited.
(Cost $3,776,395)		3,776,395
TOTAL INVESTMENT
SECURITIES — 101.0%			See Notes to Financial Statements.
(Cost $80,845,249)		92,174,954
OTHER ASSETS
AND LIABILITIES — (1.0)%		(938,239)
TOTAL NET ASSETS — 100.0%		$91,236,715

22

Statement of Assets and Liabilities

OCTOBER 31, 2009
	NT Growth	NT Vista
Assets
Investment securities, at value (cost of $176,662,140 and $80,845,249, respectively)	$206,865,046	$92,174,954
Foreign currency holdings, at value (cost of $45,934 and $—, respectively)	46,296	—
Receivable for investments sold	2,631,079	1,832,403
Receivable for forward foreign currency exchange contracts	4,385	—
Receivable for capital shares sold	767,337	358,561
Dividends and interest receivable	185,793	16,792
	210,499,936	94,382,710

Liabilities
Payable for investments purchased	1,988,848	3,068,179
Payable for capital shares purchased	32,980	12,688
Accrued management fees	141,258	65,128
	2,163,086	3,145,995

Net Assets	$208,336,850	$91,236,715

Institutional Class Capital Shares, $0.01 Par Value
Authorized	150,000,000	150,000,000
Outstanding	22,297,707	12,172,884

Net Asset Value Per Share	$9.34	$7.50

Net Assets Consist of:
Capital (par value and paid-in surplus)	$201,098,422	$ 97,404,996
Undistributed net investment income	665,966	—
Accumulated net realized loss on investment and foreign currency transactions	(23,636,955)	(17,498,650)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	30,209,417	11,330,369
	$208,336,850	$ 91,236,715

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED OCTOBER 31, 2009
	NT Growth	NT Vista
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,194 and $5,174, respectively)	$ 2,128,695	$ 296,175
Interest	1,956	2,496
	2,130,651	298,671

Expenses:
Management fees	1,150,004	525,965
Directors’ fees and expenses	5,425	2,469
Other expenses	101	44
	1,155,530	528,478

Net investment income (loss)	975,121	(229,807)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(16,086,399)	(11,432,987)
Foreign currency transactions	(136,005)	(25,605)
	(16,222,404)	(11,458,592)

Change in net unrealized appreciation (depreciation) on:
Investments	44,052,045	13,723,728
Translation of assets and liabilities in foreign currencies	(29,414)	(7,970)
	44,022,631	13,715,758

Net realized and unrealized gain (loss)	27,800,227	2,257,166

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 28,775,348	$ 2,027,359

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2009 AND OCTOBER 31, 2008
	NT Growth		NT Vista
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 975,121	$ 341,835	$ (229,807)	$ (146,899)
Net realized gain (loss)	(16,222,404)	(7,121,636)	(11,458,592)	(5,806,400)
Change in net unrealized
appreciation (depreciation)	44,022,631	(28,414,212)	13,715,758	(15,759,786)
Net increase (decrease) in net assets
resulting from operations	28,775,348	(35,194,013)	2,027,359	(21,713,085)

Distributions to Shareholders
From net investment income	(665,262)	(194,614)	—	—
From net realized gains	—	(3,783,853)	—	(87,218)
Decrease in net assets from distributions	(665,262)	(3,978,467)	—	(87,218)

Capital Share Transactions
Proceeds from shares sold	120,029,054	48,892,848	56,403,239	28,341,744
Payments for shares redeemed	(23,241,910)	(14,726,562)	(7,329,572)	(11,057,975)
Net increase (decrease) in net assets
from capital share transactions	96,787,144	34,166,286	49,073,667	17,283,769

Net increase (decrease) in net assets	124,897,230	(5,006,194)	51,101,026	(4,516,534)

Net Assets
Beginning of period	83,439,620	88,445,814	40,135,689	44,652,223
End of period	$208,336,850	$ 83,439,620	$ 91,236,715	$ 40,135,689

Accumulated undistributed
net investment income (loss)	$665,966	$494,226	—	$(8,523)

Transactions in Shares of the Funds
Sold	15,002,239	4,697,976	7,996,150	2,867,449
Redeemed	(2,964,057)	(1,311,665)	(1,091,260)	(926,513)
Net increase (decrease) in
shares of the funds	12,038,182	3,386,311	6,904,890	1,940,936

See Notes to Financial Statements.

25

Notes to Financial Statements

OCTOBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Growth Fund (NT Growth) and NT Vista Fund (NT Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. NT Growth generally invests in larger-sized companies that management believes will increase in value but may purchase companies of any size. NT Vista generally invests in companies that are medium-sized and smaller at the time of purchase that management believes will increase in value. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

26

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

27

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since October 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through December 28, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for NT Growth ranges from 0.600% to 0.800%. The effective annual management fee for NT Growth for the year ended October 31, 2009 was 0.80%. The annual management fee for NT Vista is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. NT Growth has a securities lending agreement with JPMCB. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended October 31, 2009, were as follows:

	NT Growth	NT Vista
Purchases	$279,646,276	$166,409,478
Sales	$186,199,190	$119,382,541

28

4. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of October 31, 2009:

	Level 1	Level 2	Level 3

NT Growth
Investment Securities
Common Stocks	$202,484,494	$1,305,976	—
Temporary Cash Investments	74,576	3,000,000	—
Total Value of Investment Securities	$202,559,070	$4,305,976	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$4,385	—

NT Vista
Investment Securities
Domestic Common Stocks	$75,991,759	—	—
Foreign Common Stocks	12,406,800	—	—
Temporary Cash Investments	76,395	$3,700,000	—
Total Value of Investment Securities	$88,474,954	$3,700,000	—

29

5. Derivative Instruments

Foreign Currency Risk — NT Growth and NT Vista are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the year ended October 31, 2009, the funds participated in forward foreign currency exchange contracts.

For NT Growth, the value of foreign currency risk derivatives as of October 31, 2009, is disclosed on the Statement of Assets and Liabilities as an asset of $4,385 in receivable for forward foreign currency exchange contracts. For NT Growth, for the year ended October 31, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(146,045) in net realized gain (loss) on foreign currency transactions and $(31,420) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

At October 31, 2009, NT Vista did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For NT Vista, for the year ended October 31, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(33,654) in net realized gain (loss) on foreign currency transactions and $(8,923) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

For NT Growth, the derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

For NT Vista, there were no derivative instruments at period end, though the fund occasionally held derivative instruments during the period.

6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended October 31, 2009.

30

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended October 31, 2009, the funds did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	NT Growth		NT Vista
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$665,262	$1,297,574	—	—
Long-term capital gains	—	$2,680,893	—	$87,218

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	NT Growth	NT Vista
Federal tax cost of investments	$182,382,918	$81,643,286
Gross tax appreciation of investments	$26,183,905	$12,281,839
Gross tax depreciation of investments	(1,701,777)	(1,750,171)
Net tax appreciation (depreciation) of investments	$24,482,128	$10,531,668
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign currencies	$6,511	$664
Net tax appreciation (depreciation)	$24,488,639	$10,532,332
Undistributed ordinary income	$665,966	—
Accumulated capital losses	$(17,916,177)	$(16,700,613)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

31

The accumulated capital losses on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
NT Growth	$(5,069,723)	$(12,846,454)
NT Vista	$(4,315,394)	$(12,385,219)

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

NT Growth hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2009.

For corporate taxpayers, NT Growth hereby designates $665,262, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2009 as qualified for the corporate dividends received deduction.

32

Financial Highlights

NT Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.13	$12.87	$10.57	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.06(2)	0.04(2)	0.04	0.01
Net Realized and Unrealized Gain (Loss)	1.21	(4.19)	2.29	0.56
Total From Investment Operations	1.27	(4.15)	2.33	0.57
Distributions
From Net Investment Income	(0.06)	(0.03)	(0.03)	—
From Net Realized Gains	—	(0.56)	—	—
Total Distributions	(0.06)	(0.59)	(0.03)	—
Net Asset Value, End of Period	$9.34	$8.13	$12.87	$10.57

Total Return(3)	15.88%	(33.68)%	22.12%	5.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%	0.38%	0.35%	0.36%(4)
Portfolio Turnover Rate	132%	136%	140%	57%
Net Assets, End of Period (in thousands)	$208,337	$83,440	$88,446	$58,983
(1) May 12, 2006 (fund inception) through October 31, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.

See Notes to Financial Statements.
33

NT Vista

Institutional Class
For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.62	$13.42	$9.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(0.02)(2)	(0.04)(2)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.10)	(5.73)	4.46	(0.99)
Total From Investment Operations	(0.12)	(5.77)	4.42	(1.00)
Distributions
From Net Realized Gains	—	(0.03)	—	—
Net Asset Value, End of Period	$7.50	$7.62	$13.42	$9.00

Total Return(3)	(1.71)%	(43.09)%	49.11%	(10.00)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.81%	0.80%	0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%	(0.35)%	(0.36)%	(0.27)%(4)
Portfolio Turnover Rate	190%	183%	147%	109%
Net Assets, End of Period (in thousands)	$91,237	$40,136	$44,652	$25,678
(1) May 12, 2006 (fund inception) through October 31, 2006.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4) Annualized.

See Notes to Financial Statements.

34

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Growth Fund and NT Vista Fund, two of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 12, 2006 (inception of the funds) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT Growth Fund and NT Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 12, 2006 through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 28, 2009

35

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

36

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc. and Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc. and
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

37

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

38

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning NT Growth and NT Vista (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

39

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

40

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. NT Growth’s performance for both the one- and three-year periods was above the median for its peer group. NT Vista’s performance was above the median for its peer group for the three-year period and below the median for the one-year period.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

41

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the

42

Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Funds’ peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of the Funds was below the median of the total expense ratios of its respective peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

45

Notes

46

Notes

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0912
CL-ANN-67037N

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	James A. Olson, Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$317,528
	FY 2009:	$281,906
(b)	Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2008:	$80,618
	FY 2009:	$76,542

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 30, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2009